SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

AMENDMENT NO. 2

TO

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

TERRA NOVA ACQUISITION CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

      Common stock of Terra Nova Acquisition Corporation

(2)	Aggregate number of securities to which transaction applies:

      5,997,727 shares

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      Average of the bid and ask price as of September 12, 2006 ($5.27)

(4)	Proposed maximum aggregate value of transaction:

      $31,608,021

(5)	Total fee paid:

      $6,321.60

☒	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

This proxy statement is dated January 19, 2007 and is first being mailed to Terra Nova stockholders on or about January 22, 2006.

Terra Nova Acquisition Corporation

2 Bloor Street West, Suite 3400

Toronto, Ontario, Canada M4W 3E2

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 12, 2007

TO THE STOCKHOLDERS OF TERRA NOVA ACQUISITION CORPORATION:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Terra Nova Acquisition Corporation (“Terra Nova”), a Delaware corporation, will be held at 10:00 a.m. eastern time, on February 12, 2007, at the offices of Graubard Miller, Terra Nova’s counsel, at The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174. You are cordially invited to attend the meeting, which will be held for the following purposes:

(1) to consider and vote upon the adoption of the Agreement and Plan of Merger, dated as of August 9, 2006, among Terra Nova, CPBR Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Terra Nova (“Merger Sub”), ClearPoint Business Resources, Inc., a Delaware corporation (“ClearPoint”), and the stockholders of ClearPoint, and the transactions contemplated thereby—we refer to this proposal as the merger proposal. ClearPoint’s board of directors and stockholders have already approved and adopted the merger agreement;

(2) to consider and vote upon an amendment to the certificate of incorporation of Terra Nova to change the name of Terra Nova from “Terra Nova Acquisition Corporation” to “ClearPoint Business Resources, Inc.” —we refer to this proposal as the name change amendment;

(3) to consider and vote upon an amendment to the certificate of incorporation of Terra Nova to increase the number of authorized shares of Terra Nova common stock from 30,000,000 to 60,000,000—we refer to this proposal as the capitalization amendment;

(4) to consider and vote upon an amendment to the certificate of incorporation of Terra Nova to remove the preamble and sections A through D, inclusive, of Article Sixth from the certificate of incorporation from and after the closing of the merger, as these provisions will no longer be applicable to Terra Nova, and to redesignate section E of Article Sixth as Article Sixth—we refer to this proposal as the Article Sixth amendment; and

(5) to consider and vote upon the approval of the 2006 Long-Term Incentive Plan (an equity-based incentive compensation plan)—we refer to this proposal as the incentive compensation plan proposal.

These items of business are described in the attached proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of Terra Nova’s common stock at the close of business on January 19, 2007 are entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting. Terra Nova will not transact any other business at the special meeting or any adjournment or postponement of it.

The first proposal must be approved by a majority of the Terra Nova common stock sold in its initial public offering (“IPO”), present in person or represented by proxy and entitled to vote at the special meeting. The second, third and fourth proposals must be approved by the holders of a majority of the outstanding shares of Terra Nova common stock. The fifth proposal must be approved by the holders of a majority of the shares of Terra Nova common stock present in person or represented by proxy and entitled to vote at the meeting.

The adoption of the merger proposal is conditioned on the adoption of the name change amendment and the capitalization amendment, and neither the name change amendment nor the capitalization amendment will be presented to the meeting for adoption unless the merger is approved. The adoption of the Article Sixth amendment and the incentive compensation plan proposal are not conditions to the merger proposal or to the adoption of either of the name change amendment or the capitalization amendment, but, if the merger is not approved, neither will be presented at the meeting for adoption.

Each Terra Nova stockholder who holds shares of common stock issued in Terra Nova’s IPO has the right to vote against the merger proposal and at the same time demand that Terra Nova convert such stockholder’s shares into cash equal to a pro rata portion of the funds held in the trust account into which a substantial portion of the net proceeds of Terra Nova’s IPO was deposited. The exact conversion price will be determined as of a date which is two business days prior to the consummation of the merger. On January 19, 2007, the record date for the meeting of stockholders, the conversion price would have been approximately $5.53 in cash for each share of Terra Nova common stock. These shares will be converted into cash only if the merger agreement is consummated. If, however, the holders of 20% or more shares (1,104,000) of common stock issued in Terra Nova’s IPO vote against the merger proposal and demand conversion of their shares, Terra Nova will not consummate the merger. Prior to exercising conversion rights, Terra Nova stockholders should verify the market price of Terra Nova’s common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights. Shares of Terra Nova’s common stock are quoted on the Over-the-Counter Bulletin Board under the symbol TNVA.OB. On January 19, 2007, the record date, the last sale price of Terra Nova’s common stock was $5.83.

Terra Nova’s initial stockholders who purchased their shares of common stock prior to its IPO, and presently own an aggregate of approximately 22% of the outstanding shares of Terra Nova common stock, have agreed to vote all of the shares they purchased prior to the IPO on the merger proposal in accordance with the vote of the majority of the votes cast by the holders of shares issued in the IPO. The initial stockholders have also indicated that they will vote such shares “FOR” the adoption of the name change amendment, the capitalization amendment, the Article Sixth amendment and the incentive compensation plan proposal and will vote any shares they acquired after the IPO for all of the proposals.

After careful consideration, Terra Nova’s board of directors has determined that the merger proposal is fair to and in the best interests of Terra Nova and its stockholders. Terra Nova’s board of directors has also determined that the name change amendment, the capitalization amendment, the Article Sixth amendment and the incentive compensation plan proposal are in the best interests of Terra Nova’s stockholders. Terra Nova’s board of directors unanimously recommends that you vote or give instruction to vote “FOR” the adoption of the merger proposal, the name change amendment proposal, the capitalization amendment proposal, the Article Sixth amendment proposal and the incentive compensation plan proposal.

All Terra Nova stockholders are cordially invited to attend the special meeting in person. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record of Terra Nova common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting against the name change amendment, the capitalization amendment and the Article Sixth amendment.

A complete list of Terra Nova stockholders of record entitled to vote at the special meeting will be available for 10 days before the special meeting at the principal executive offices of Terra Nova for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

Vahan Kololian
Chairman of the Board and Chief Executive Officer

January 19, 2007

Neither the Securities and Exchange Commission nor any state securities commission has determined if this proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

SEE “RISK FACTORS” FOR A DISCUSSION OF VARIOUS FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH THE MERGER.

i

SUMMARY OF THE MATERIAL TERMS OF THE MERGER

•	The parties to the merger are Terra Nova Acquisition Corporation, ClearPoint Business Resources, Inc., and CPBR Acquisition, Inc, which was formed by Terra Nova to effect the merger and is referred to as “Merger Sub.” See the section entitled “The Merger Proposal.”

•	ClearPoint is a privately-owned provider of workforce management solutions throughout the United States, based in Chalfont, Pennsylvania. It provides comprehensive workforce management solutions, including outsourcing placement and recruiting services, vendor management and staff augmentation programs. See the section entitled “Business of ClearPoint.”

•	On closing of the merger, the Merger Sub will merge into ClearPoint and ClearPoint will become a wholly owned subsidiary of Terra Nova. See the section entitled “The Merger Proposal.”

•	In return for all of their stock in ClearPoint, the stockholders of ClearPoint will receive from Terra Nova 5,997,727 shares of Terra Nova common stock, subject to adjustment based upon levels of funded debt and of defined working capital and adjusted earnings before taxes, depreciation and amortization of ClearPoint at the closing. The number of Terra Nova shares will be increased if certain holders of warrants to purchase common stock of ClearPoint exercise their warrants and become holders of ClearPoint common stock prior to closing. In addition, ClearPoint stockholders are entitled to receive additional performance payments (in cash and/or stock) based on the share price of the Terra Nova’s common stock in the three-year period following the closing. See the section entitled “The Merger Agreement—Merger Consideration.”

•	As a result of the merger and assuming that no Terra Nova stockholder demands that Terra Nova convert its shares to cash, as permitted by Terra Nova’s certificate of incorporation, and with out giving effect to any additional performance payments, the stockholders of ClearPoint will own approximately 47% of the outstanding Terra Nova common stock and the present stockholders of Terra Nova will own approximately 53% of the outstanding Terra Nova common stock. See the section entitled “The Merger Agreement—Merger Consideration.”

•	10% of the Terra Nova shares to be received by the ClearPoint stockholders at the closing will be placed in escrow until the thirtieth day after the date that Terra Nova files its Annual Report on Form 10K for the year ended December 31, 2007 as a fund for the payment of indemnification claims that may be made by Terra Nova as a result of breaches of ClearPoint’s covenants, representations and warranties in the merger agreement. See the section entitled “The Merger Agreement—Escrow Agreement.”

•	In addition to voting on the merger, the stockholders of Terra Nova will vote on proposals to change its name to ClearPoint Business Resources, Inc., to increase the number of shares of common stock it is authorized to issue to 60,000,000 from 30,000,000, to amend its charter to delete certain provisions that will no longer be applicable after the merger and to approve a long term incentive plan. See the sections entitled “Name Change Amendment Proposal,” “Capitalization Amendment Proposal,” “Article Sixth Amendment Proposal” and “2006 Long-Term Incentive Plan Proposal.”

•	Stockholders of ClearPoint, representing 93% of the number of shares of ClearPoint common stock outstanding, and who will own approximately 44% of the shares of Terra Nova common stock outstanding immediately after the merger, have agreed not to sell any of the shares of Terra Nova common stock they receive in the merger before April 18, 2008. See the section entitled “The Merger Agreement—Lock-Up Agreements.”

•	After the merger, pursuant to the merger agreement, the directors of Terra Nova will be Michael D. Traina, Christopher Ferguson, Parker Drew, Michael Perrucci, Vahan Kololian, Brendan Calder and Harry Glasspiegel. In accordance with a voting agreement to be entered into as of the closing, certain stockholders of ClearPoint and Vahan Kololian, the chairman of the board and chief executive officer of Terra Nova, have agreed to vote their shares of Terra Nova stock for the election of such persons as directors in all elections of directors through the annual meeting of stockholders to be held in 2008. See the section entitled “The Merger Agreement—Election of Directors; Voting Agreement.”

•	After the merger, certain officers of Terra Nova will be persons who presently hold similar positions with ClearPoint, including Michael D. Traina, as chairman of the board and chief executive officer, and Christopher Ferguson, as president and secretary. Lee Chung, Terra Nova’s current chief financial officer, and a director, will be vice president of Terra Nova after the merger. Messrs. Traina and Ferguson will enter into employment agreements with Terra Nova, effective upon the merger. See the section entitled “Directors and Executive Officers of Terra Nova Following the Merger—Employment Agreements.”

•	TerraNova Management Corp., an affiliate of Vahan Kololian, our chairman of the board and chief executive officer, Lee W. Chung, our chief financial officer and a director, and Jesse Gill, our vice president and a director, has agreed to provide certain advisory services to ClearPoint upon consummation of the merger. See the section entitled “The Merger Agreement—Advisory Services Agreement.”

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q.	Why am I receiving this proxy statement?	A.	Terra Nova and ClearPoint have agreed to a business combination under the terms of the Agreement and Plan of Merger dated August 9, 2006, that is described in this proxy statement. This agreement is referred to as the merger agreement. A copy of the merger agreement is attached to this proxy statement as Annex A, which we encourage you to read.

In order to complete the merger, Terra Nova stockholders must vote to approve (i) the merger agreement, (ii) an amendment to Terra Nova’s certificate of incorporation to change the name of Terra Nova from “Terra Nova Acquisition Corporation” to “ClearPoint Business Resources, Inc.,” and (iii) an amendment to Terra Nova’s certificate of incorporation to increase the number of shares of authorized common stock from 30,000,000 to 60,000,000. Terra Nova stockholders will also be asked to vote to approve (i) an amendment to Terra Nova’s certificate of incorporation to make certain modifications to Article Sixth thereof and (ii) the incentive compensation plan, but such approvals are not conditions to the merger. The incentive compensation plan has been approved by Terra Nova’s board of directors and will be effective upon consummation of the merger, if approved by stockholders. Terra Nova’s amended and restated certificate of incorporation, as it will appear if all amendments to its certificate of incorporation are approved, is annexed as Annex B hereto. The incentive compensation plan is annexed as Annex C hereto.

Terra Nova will hold a special meeting of its stockholders to obtain these approvals. This proxy statement contains important information about the proposed merger, the other proposals and the meeting of Terra Nova stockholders. You should read it carefully.

Your vote is important. We encourage you to vote as soon as possible after carefully reviewing this proxy statement.

Q.	Why is Terra Nova proposing the merger?	A.

Terra Nova was organized to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business. ClearPoint is a privately-owned provider of workforce management solutions, including outsourcing placement and recruiting services, vendor management and staff augmentation programs. Terra Nova believes that ClearPoint, with its experienced management team and compounded annual growth rate of 275% in sales from its founding in fiscal 2001 to fiscal 2005 (and notwithstanding that ClearPoint also had increasing net losses during the same period), is positioned for significant growth in the workforce solutions market and that a business combination with ClearPoint will provide Terra Nova stockholders with an opportunity to participate in a company with significant growth potential.

Q.	How much of Terra Nova will existing Terra Nova stockholders own after the merger?	A.	After the merger, if no Terra Nova stockholder demands that Terra Nova convert its shares into a pro rata portion of the trust account, then existing Terra Nova’s stockholders will own approximately 53% of the outstanding common stock of Terra Nova. Existing Terra Nova stockholders would own less than that percentage of shares if one or more Terra Nova stockholders vote against the merger proposal and demand conversion of their shares into a pro rata portion of the trust account.

Q.	Do I have conversion rights?	A.

If you hold shares of common stock issued in Terra Nova’s IPO, then you have the right to vote against the merger proposal and demand that Terra Nova convert such shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Terra Nova’s IPO are held. We sometimes refer to these rights to vote against the merger and demand conversion of the shares into a pro rata portion of the trust account as conversion rights.

Q.	How do I exercise my conversion rights?	A.

If you wish to exercise your conversion rights, you must (i) vote against the merger proposal, (ii) demand that Terra Nova convert your shares into cash and (iii) tender your certificate to our transfer agent prior to the meeting. Any action that does not include an affirmative vote against the merger will prevent you from exercising your conversion rights. Your vote on any proposal other than the merger proposal will have no impact on your right to seek conversion.

You may exercise your conversion rights either by checking the box on the proxy card or by submitting your request in writing to Terra Nova at the address listed at the end of this section. If you (i) initially vote for the merger proposal but then wish to vote against it and exercise your conversion rights or (ii) initially vote against the merger proposal and wish to exercise your conversion rights but do not check the box on the proxy card providing for the exercise of your conversion rights or do not send a written request to Terra Nova to exercise your conversion rights, or (iii) initially vote against the merger but later wish to vote for it, you may request Terra Nova to send you another proxy card on which you may indicate your intended vote and, if that vote is against the merger proposal, exercise your conversion rights by checking the box provided for such purpose on the proxy card. You may make such request by contacting Terra Nova at the phone number or address listed at the end of this section. Any corrected or changed proxy card or written demand of conversion rights must be received by Terra Nova prior to the special meeting. No demand for conversion will be honored unless the holder’s stock certificate has been delivered to a transfer agent prior to the meeting.

If, notwithstanding your negative vote, the merger is completed, then you will be entitled to receive a pro rata portion of the trust account, including any interest earned thereon, calculated as of two business days prior to the date of the consummation of the merger. As of the record date, there was approximately $30,535,360 in trust, which would amount to approximately $5.53 per share upon conversion. If you exercise your conversion rights, then you will be exchanging your shares of Terra Nova common stock for cash and will no longer own these shares.

Exercise of your conversion rights does not result in either the conversion or a loss of your warrants. Your warrants will continue to be outstanding and exercisable following a conversion of your common stock unless we do not consummate the merger.

Q.	What if I object to the proposed merger? Do I have appraisal rights?	A.	Terra Nova stockholders do not have appraisal rights in connection with the merger under the General Corporation Law of the State of Delaware (“DGCL”).

Q.	What happens to the funds deposited in the trust account after consummation of the merger?	A.	After consummation of the merger, Terra Nova stockholders electing to exercise their conversion rights will receive their pro rata portion of the funds in the trust account promptly after their shares are certificated and delivered to Terra Nova. The balance of the funds in the trust account will be released to Terra Nova and will become funds of the merged company.
Q.	What happens if the merger is not consummated?	A.

Terra Nova must liquidate if it does not consummate a business combination by April 22, 2007. In any liquidation, the funds held in the trust account, plus any interest earned thereon, together with any remaining out-of-trust net assets, will be distributed pro rata to the holders of Terra Nova’s common stock issued in Terra Nova’s IPO. Holders of Terra Nova common stock issued prior to the IPO, including all of Terra Nova’s officers and directors, have waived any right to any liquidation distribution with respect to those shares.

Q.	When do you expect the merger to be completed?	A.

It is currently anticipated that the merger will be consummated promptly following the Terra Nova special meeting on February 12, 2007.

For a description of the conditions to completion of the merger, see the section entitled “The Merger Agreement—Conditions to the Closing of the Merger.”

Q.	What do I need to do now?	A.

Terra Nova urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the merger will affect you as a stockholder of Terra Nova. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?	A.

If you are a holder of record of Terra Nova common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?	A.	No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.
Q.	Can I change my vote after I have mailed my signed proxy card?	A.

Yes. Send a later-dated, signed proxy card to Terra Nova’s secretary at the address of Terra Nova’s corporate headquarters prior to the date of the special meeting or attend the special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Terra Nova’s secretary, which must be received by Terra Nova’s secretary prior to the special meeting.

Q.	Do I need to send in my stock certificates?	A.

Terra Nova stockholders who do not elect to have their shares converted into the pro rata share of the trust account should not submit their stock certificates now or after the merger, because their shares will not be converted or exchanged in the merger. Terra Nova stockholders who vote against the merger and exercise their conversion rights must deliver their certificates to our transfer agent prior to the meeting and then send them to Terra Nova.

Q.	What should I do if I receive more than one set of voting materials?	A.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Terra Nova shares.

Q.	Who can help answer my questions?	A.

If you have questions about the merger or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Vahan Kololian

Chairman and CEO

Terra Nova Acquisition Corporation

2 Bloor Street West, Suite 3400

Toronto, Ontario, Canada M4W 3E2

Tel: (416) 644-6000, ext. 200

You may also obtain additional information about Terra Nova from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to vote against the merger and seek conversion of your shares, you will need to deliver your stock certificate to our transfer agent prior to the meeting. If you have questions regarding the certification of your position or delivery of your stock certificate, please contact:

Mark Zimkind

Continental Stock Transfer & Trust Company

17 Battery Place, 8th Floor

New York, New York 10004

Tel: (212) 845-3287

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the merger, you should read this entire document carefully, including the merger agreement attached as Annex A to this proxy statement. The merger agreement is the legal document that governs the merger and the other transactions that will be undertaken in connection with the merger. It is also described in detail elsewhere in this proxy statement.

The Parties

Terra Nova

Terra Nova is a blank check company organized as a corporation under the laws of the State of Delaware on July 21, 2004. It was formed to effect a business combination with an unidentified operating business. In April 2005, it consummated an IPO of its equity securities, from which it derived net proceeds of approximately $29,556,400, including proceeds from the exercise of the underwriters’ over-allotment option. Approximately $28,648,800 of the net proceeds of the IPO were placed in a trust account. Such funds, with the interest earned thereon, will be released to Terra Nova upon consummation of the merger, and used to pay any amounts payable to Terra Nova stockholders who vote against the merger and exercise their conversion rights. In addition, proceeds from the trust account may be used to repay all of ClearPoint’s debt (as disclosed in Note 10 to the Notes to ClearPoint’s historical consolidated financial statements for the nine months ended September 30, 2006), except for the subordinated note payable to Blue Lake Rancheria. Remaining proceeds, if any, will be used for working capital, which to the extent available will be used to fund organic growth (including advertising, hiring new employees and the possible opening of new office locations) and acquisitions.

The remainder of the net proceeds of the IPO, or approximately $907,600, was held outside of the trust account and has been and will be used by Terra Nova to pay the expenses incurred in its pursuit of a business combination. As of January 19, 2007 Terra Nova had approximately $17,644 remaining out of trust, and approximately $306,505 of accrued expenses. Other than its IPO and the pursuit of a business combination, Terra Nova has not engaged in any business to date.

If Terra Nova does not complete the merger by April 22, 2007, upon approval of its stockholders, it will dissolve and promptly distribute to its public stockholders the amount in its trust account plus remaining net assets after payment of its liabilities from non-trust account funds.

The Terra Nova common stock, warrants to purchase common stock and units (each unit consisting of one share of common stock and two warrants to purchase common stock) are quoted on the Over-the-Counter Bulletin Board (OTCBB) under the symbols TNVA for the common stock, TNVAW for the warrants and TNVAU for the units.

The mailing address of Terra Nova’s principal executive office is Terra Nova Acquisition Corporation, 2 Bloor Street West, Suite 3400, Toronto, Ontario, Canada M4W 3E2, and its telephone number is (416) 644-6000.

CPBR Acquisition, Inc.

CPBR Acquisition, Inc. was organized as a corporation under the laws of the State of Delaware on July 19, 2006. It was formed to effect a merger with ClearPoint and is a wholly owned subsidiary of Terra Nova. We sometimes refer to CPBR Acquisition, Inc. as the Merger Sub.

ClearPoint

ClearPoint is a privately-owned company that provides workforce management solutions throughout the United States. ClearPoint was recognized as the 17th fastest growing privately held company (based on annual revenue growth over the last three years) in the United States in the September 2006 issue of Inc. Magazine. ClearPoint was also recently recognized in an elite group of 100 companies with at least $100 million in revenue in the May 2006 issue of Staffing Industry Report, which publishes an annual list of top staffing companies.

ClearPoint provides comprehensive workforce management solutions, including outsourcing, placement and recruiting services, vendor management and staff augmentation programs. Since its inception, ClearPoint has enhanced its platform through organic growth and the integration of acquisitions, building the business to revenues of $84 million in fiscal 2005.

At present, ClearPoint has 140 staff employees and over 3,500 contract employees. The industries serviced by ClearPoint include transportation, engineering, scientific, aerospace, allied health and information technology.

ClearPoint’s strategy is to focus on increasing revenue and profits through a combination of organic growth and acquisitions. The key elements to its internal growth strategy include:

•	continuing growth of ClearPoint’s business process outsourcing services (through which its clients outsource specific business tasks to ClearPoint, such as payroll, billing or purchasing) by developing new pricing and contracting methodologies with existing clients and offering comprehensive value-added services to current clients;

•	expanding ClearPoint’s vendor management systems (through which ClearPoint acts as a master vendor to manage a group of between 10 - 100 sub-vendors to provide services such as staffing, engineering and other human resource services) offering to additional clients by building on developed expertise and track record with recent implementations; and

•	increasing penetration of existing clients by taking advantage of cross-selling opportunities within the current client base and establishing contacts and buyers at existing clients.

Pursuant to ClearPoint’s acquisition strategy, its management reviews acquisition opportunities to find strategic transactions that can be purchased at reasonable, accretive values. In the past two years, ClearPoint completed two transactions, including the purchase of certain assets from New Staff, Inc. in 2004 (New Staff, Inc. purchased Checkmate Transport out of bankruptcy in 2004) and the stock purchase of Quantum Resources Corporation in 2005. Management believes that ClearPoint is able to execute and profit from its organic growth and acquisition strategies due to ClearPoint’s:

•	experienced management team;

•	flexible performance-based pricing (a pricing structure based on ClearPoint’s performance in meeting predetermined goals relating to increases in a client’s productivity in a particular area);

•	continued development of its candidate marketing program (a personalized marketing service for those searching for a job through which ClearPoint makes clients aware of a job candidate’s skills and experience, as well as current or pending availability); and

•	ability to implement its business development cycle by expanding its current client relationships to encompass the full spectrum of offered services.

ClearPoint, formerly Mercer Staffing, Inc., was formed in Delaware on January 1, 2005, as a holding company of its wholly owned subsidiaries consisting of Mercer Ventures Inc. (“MVI”), and Allied Contract Services, LLC (“Allied”). At that time, the owners of MVI and Allied exchanged their respective ownership interests for the common stock of Mercer. Effective July 12, 2006, Mercer changed its name to ClearPoint Business Resources, Inc.

ClearPoint’s principal executive offices are located at 1600 Manor Drive, Chalfont, Pennsylvania and its telephone number is (215) 997-7710. ClearPoint operates 29 branch offices serving 39 states. Strategically, all core operations, including recruiting, credentialing, compliance, payroll, benefits administration and risk management, are centralized at ClearPoint’s executive offices in Chalfont, Pennsylvania. ClearPoint’s branch locations focus on customer service, local business development and marketing and dispatching.

The Merger

The merger agreement provides for a business combination transaction by means of a merger of Merger Sub with and into ClearPoint in which ClearPoint will be the surviving entity and become a wholly owned subsidiary of Terra Nova. This will be accomplished through an exchange of all the issued and outstanding shares of capital stock of ClearPoint for shares of common stock of Terra Nova. Ten percent of the shares of Terra Nova common stock to be issued to the ClearPoint stockholders at the closing will be placed in escrow as the sole remedy for Terra Nova’s rights to indemnity set forth in the merger agreement.

Terra Nova and ClearPoint plan to complete the merger promptly after the Terra Nova special meeting, provided that:

•	Terra Nova’s stockholders have approved the merger proposal, the name change amendment and capitalization amendment;

•	holders of fewer than 20% of the shares of common stock issued in Terra Nova’s IPO have voted against the merger proposal and demanded conversion of their shares into cash; and

•	the other conditions specified in the merger agreement have been satisfied or waived.

Terra Nova’s Recommendations to Stockholders; Reasons for the Merger

After careful consideration of the terms and conditions of the merger agreement, the certificate of incorporation amendments and the incentive compensation plan, the board of directors of Terra Nova has determined that the merger and the transactions contemplated thereby, each certificate of incorporation amendment and the incentive compensation plan are fair to and in the best interests of Terra Nova and its stockholders. In reaching its decision with respect to the merger and the transactions contemplated thereby, the board of directors of Terra Nova reviewed various industry and financial data and the due diligence and evaluation materials provided by ClearPoint. Further, prior to executing the merger agreement, Terra Nova received an opinion from Capitalink, L.C. that, in its opinion, the merger consideration and the transactions contemplated thereby are fair to Terra Nova’s stockholders from a financial point of view. Accordingly, Terra Nova’s board of directors recommends that Terra Nova stockholders vote:

•	FOR the merger proposal;

•	FOR the name change amendment;

•	FOR the capitalization amendment;

•	FOR the Article Sixth amendment; and

•	FOR the incentive compensation plan proposal.

The Certificate of Incorporation Amendments

The amendments to Terra Nova’s certificate of incorporation are being proposed, upon consummation of the merger, to change Terra Nova’s name, increase the number of shares of common stock it is authorized to issue, and eliminate certain provisions that are applicable to Terra Nova only prior to its completion of a business combination. As a result of the amendments, after the merger, Terra Nova will be named “ClearPoint Business Resources, Inc.,” the number of shares of common stock it will be authorized to issue will be increased from 30 million to 60 million and Article Sixth of its certificate of incorporation will address only its classified board of directors, with existing provisions that relate to it as a blank check company being deleted.

The Proposed 2006 Long-Term Incentive Plan

The 2006 Long-Term Incentive Plan reserves 2,750,000 shares of Terra Nova common stock for issuance in accordance with the plan’s terms. The number of shares issued under the plan will be limited to 10% of the Terra Nova common stock outstanding at any time. The purpose of the plan is to create incentives designed to motivate our employees to significantly contribute toward our growth and profitability, to provide Terra Nova executives, directors and other employees and persons who, by their position, ability and diligence are able to make important contributions to our growth and profitability, with an incentive to assist us in achieving our long-term corporate objectives, to attract and retain executives and other employees of outstanding competence and to provide such persons with an opportunity to acquire an equity interest in Terra Nova. The plan is attached as Annex C to this proxy statement. We encourage you to read the plan in its entirety.

Voting Agreement

At the closing, certain ClearPoint stockholders, Vahan Kololian, Terra Nova’s chairman and chief executive officer, and Terra Nova will enter into a voting agreement. After consummation of the merger, the parties to the voting agreement will own approximately 52% of Terra Nova’s outstanding stock. The voting agreement provides that the ClearPoint stockholders and Vahan Kololian will each designate three directors to Terra Nova’s board and mutually designate a seventh director. Each individual party will vote for the respective designees of the individual parties affiliated with each of Terra Nova and ClearPoint as directors of Terra Nova until immediately following the election that will be held in 2008. Terra Nova will be obligated to provide for its board of directors to be comprised of seven members and to enable the election to the board of directors of the persons designated by the parties to the voting agreement. The voting agreement is attached as Annex D hereto. We encourage you to read the voting agreement in its entirety.

Management of Terra Nova and ClearPoint

Terra Nova

As a result of the merger, Merger Sub will be merged with and into ClearPoint and will cease to survive. ClearPoint and Terra Nova will both survive the merger, with ClearPoint becoming a wholly owned subsidiary of Terra Nova.

Pursuant to the merger agreement, upon consummation of the merger, the directors of Terra Nova will be Michael D. Traina, Christopher Ferguson, Parker Drew, Michael Perrucci, Vahan Kololian, Brendan Calder and Harry Glasspiegel. At or prior to the closing, Michael D. Traina and Optos Capital, LLC, an affiliate of Christopher Ferguson, as stockholders of ClearPoint, on the one hand, and Vahan Kololian, as a stockholder of Terra Nova, on the other hand, will enter into a voting agreement pursuant to which they will agree to vote for such persons for election to Terra Nova’s board of directors through the election in 2008 as follows:

•	in the class to stand for reelection in 2008: Vahan Kololian, Michael D. Traina and Christopher Ferguson;

•	in the class to stand for reelection in 2009: Parker Drew and Michael Perrucci; and

•	in the class to stand for reelection in 2010: Brendan Calder and Harry Glasspiegel.

After the consummation of the merger, the executive officers of Terra Nova will be Michael D. Traina, chairman of the board and chief executive officer, Christopher Ferguson, president and secretary, Kurt A. Braun, chief financial officer and treasurer, J. Todd Warner, chief operating officer, and Lee Chung, vice president. Each of Messrs. Traina, Ferguson, Braun and Warner is currently an executive officer of ClearPoint. Mr. Kololian is currently chairman of the board and chief executive officer of Terra Nova and Mr. Chung is currently chief financial officer and a director of Terra Nova.

ClearPoint

After the consummation of the merger, the board of directors of ClearPoint will be Michael D. Traina, Christopher Ferguson, Parker Drew, Michael Perrucci, Vahan Kololian, Brendan Calder and Harry Glasspiegel. The officers of ClearPoint will be Michael D. Traina, chief executive officer, Christopher Ferguson, president and secretary, Kurt A. Braun, chief financial officer and treasurer, and J. Todd Warner, chief operating officer. Messrs. Traina, Ferguson, Braun and Warner are current officers of ClearPoint.

Terra Nova Inside Stockholders

As of September 30, 2006 Terra Nova Partners L.P., Brendan Calder, Randy Benson, Roynat Merchant Capital Inc., Rockcliff Group Limited, James Meekison, Tim Creasy and George Koulakian (the “Terra Nova Inside Stockholders”) beneficially owned and were entitled to vote 1,458,500 shares or approximately 22% of Terra Nova’s outstanding common stock, 1,200,000 of which (“Original Shares”) were issued to the Terra Nova Inside Stockholders prior to Terra Nova’s IPO and the balance of which was purchased in open market transactions. TerraNova Partners L.P. is an affiliate of Vahan Kololian, Terra Nova’s chairman of the board and chief executive officer. Roynat Merchant Capital Inc. is an affiliate of Roynat Capital Inc., which is an affiliate of Roman Fedus, one of Terra Nova’s directors. In connection with its IPO, Terra Nova and EarlyBirdCapital, Inc., the managing underwriter of the IPO, entered into agreements with each of the Terra Nova Inside Stockholders pursuant to which each Terra Nova Inside Stockholder agreed to vote his or its Original Shares on the merger proposal in accordance with the majority of the votes cast by the holders of shares issued in connection with the IPO. Accordingly, the vote of such shares has no bearing on the outcome of the merger proposal. The Terra Nova Inside Stockholders have also indicated that they intend to vote their Original Shares in favor of all other proposals being presented at the meeting and that they will vote the shares they purchased in open market transactions in favor of all of the proposals being presented at the meeting, including the merger proposal. Mr. Kololian is currently our chairman of our board and our chief executive officer, Mr. Chung is currently our chief financial officer and a director, Mr. Gill is currently our vice president and a director and Messrs. Calder, Fedus and Benson are currently directors. The Terra Nova Inside Stockholders also agreed, in connection with the IPO, to place their Original Shares in escrow until April 18, 2008.

Merger Consideration

The holders of the outstanding shares of common stock of ClearPoint immediately before the merger will receive from Terra Nova 5,997,727 shares of Terra Nova common stock at the closing of the merger, subject to adjustment based upon levels of funded debt and of defined working capital and adjusted earnings before interest, taxes, depreciation and amortization of ClearPoint at the closing. The number of Terra Nova shares will be increased if the persons who hold warrants to purchase common stock of ClearPoint exercise their warrants and become holders of ClearPoint common stock prior to the Closing. ClearPoint has three warrant holders whose warrants are exercisable into approximately 989 shares of ClearPoint common stock. Such shares of ClearPoint common stock would be converted into approximately 593,182 shares of Terra Nova common stock upon consummation of the merger. Assuming such persons exercise their ClearPoint warrants into shares of ClearPoint common stock prior to the closing, the ClearPoint stockholders would receive 6,590,909 shares of Terra Nova common stock at closing.

Terra Nova’s Board determined that the fair market value of ClearPoint is at least 80% of Terra Nova’s net assets. In reaching such determination, Terra Nova’s board observed that the merger consideration equaled at least 80% of Terra Nova’s net assets, based upon the number of shares being issued at the closing (5,997,727) and the closing price of Terra Nova’s common stock on July 14, 2006 ($5.21). The board did not directly consider the three performance payments described below in this analysis, since such payments are contingent and may never be paid. The board came to the determination that since the fair market value of ClearPoint is at least equal to 80% of Terra Nova’s net assets before taking into account the performance payments, the performance payments, if achieved, would only increase the value of ClearPoint, which would therefore further exceed the 80% threshold. This was subsequently confirmed by Capitalink, L.C.’s analysis, which the board considered in its determination. Further, the Terra Nova Board received an opinion from Capitalink, L.C., as described below, that the merger consideration is fair to its stockholders from a financial point of view and that the fair market value of ClearPoint is at least equal to 80% of its net assets.

The merger agreement also provides for the ClearPoint stockholders to receive additional performance payments based on the share price of Terra Nova’s common stock after closing. The performance payments are payable in cash and shares in the aggregate amounts indicated below to be allocated pro rata in accordance with the number of shares held by each ClearPoint stockholder:

Tranche	Expiry Date	Cash	Shares	Target Share Price
1	December 31, 2007	$1,075,000	126,471	$8.50
2	12 months after Tranche 1 expiry or achievement	$1,075,000	97,727	$11.00
3	12 months after Tranche 2 expiry or achievement	$1,075,000	82,692	$13.00

The performance payments with respect to each tranche become payable only if the last reported sale price for Terra Nova’s common stock on the market on which it is traded is at least the Target Share Price for that tranche for 45 consecutive trading days in the period prior to the tranche expiry date.

The stockholders of ClearPoint will receive cash and shares with respect to each Tranche. However, each stockholder, may request up to the entire amount of each performance payment to be paid in stock of Terra Nova at the Target Share Price for each Tranche. Notwithstanding, Terra Nova, acting through a majority of its directors who were not stockholders of ClearPoint, has the right to pay up to the full amount of each tranche of the performance payment in cash, which will supercede any request by a ClearPoint stockholder to receive a performance payment in Terra Nova stock. In each instance, where shares are to be issued, the shares of Terra Nova stock will be valued at the Target Share Price for the tranche in question.

Fairness Opinion

Pursuant to an engagement letter dated July 10, 2006, we engaged Capitalink, L.C. to render an opinion that our merger with ClearPoint on the terms and conditions set forth in the merger agreement is fair to our stockholders from a financial point of view and that the fair market value of ClearPoint is at least equal to 80% of our net assets. Capitalink is an investment banking firm that, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructuring, private placements and for other purposes. Our board of directors determined to use the services of Capitalink because it is a recognized investment banking firm that has substantial experience in similar matters. The engagement letter provides that we will pay Capitalink a fee of $90,000 (which has been paid) and will reimburse Capitalink for its reasonable out-of-pocket expenses, including attorneys’ fees. We have also agreed to indemnify Capitalink against certain liabilities that may arise out of the rendering of the opinion.

Capitalink delivered its written opinion to our board of directors on July 20, 2006, which stated that, as of such date, and based upon and subject to the assumptions made, matters considered and limitations on its review as set forth in the opinion, (i) the consideration to be paid by us in the merger is fair to our stockholders from a financial point of view, and (ii) the fair market value of ClearPoint is at least equal to 80% of our net assets. The amount of such consideration was determined pursuant to negotiations between us and ClearPoint and not pursuant to recommendations of Capitalink. The full text of Capitalink’s written opinion, attached hereto as

Annex G, is incorporated by reference into this proxy statement. You are urged to read the Capitalink opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Capitalink in rendering its opinion. The summary of the Capitalink opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Capitalink’s opinion does not constitute a recommendation to any of our stockholders as to how such stockholders should vote with respect to the merger proposal and the transactions contemplated thereby.

Escrow Agreement—Indemnification of Terra Nova

As the sole remedy for the obligation of the stockholders of ClearPoint to indemnify and hold harmless Terra Nova for any damages, whether as a result of any third party claim or otherwise, and which arise as a result of or in connection with the breach of representations and warranties and agreements and covenants of ClearPoint, at the closing, there will be deposited in escrow, until the thirtieth day after the date that Terra Nova files its Annual Report on Form 10-K for the year ending December 31, 2007, 10% of the shares of Terra Nova common stock to be issued to the ClearPoint stockholders upon consummation of the merger. The ClearPoint stockholders shall have the right to substitute, for the escrow shares that otherwise would be paid in satisfaction of a claim, cash in an amount equal to the fair market value of the shares to be paid for a claim. For purposes of satisfying an indemnification claim, shares of Terra Nova common stock will be valued at the average reported last sales price for the ten trading days ending on the last day prior to the day that the claim is paid. The escrow agreement is attached as Annex E hereto. We encourage you to read the escrow agreement in its entirety.

The determination to assert a claim for indemnification by Terra Nova against the escrow shares will be made by Vahan Kololian, who is a current member of Terra Nova’s board of directors. Michael D. Traina has been designated under the merger agreement to represent the interests of the stockholders of ClearPoint with respect to claims for indemnification by Terra Nova against such shares.

Lock-Up Agreements

The ClearPoint stockholders owning 93% of the outstanding ClearPoint common stock outstanding have entered into lock-up agreements that provide that they not sell or otherwise transfer any of the shares of common stock of Terra Nova that they receive in the merger until April 18, 2008. The lock-up agreements were entered into to ensure that the shares of Terra Nova common stock received by the ClearPoint stockholders in the merger will not offer the potential to impact upon the market price during the periods the restrictions apply.

Advisory Services Agreement

TerraNova Management Corp., an affiliate of Vahan Kololian, our chairman of the board and chief executive officer, Lee W. Chung, our chief financial officer and a director, and Jesse Gill, our vice president and a director, has been retained to provide certain advisory services to ClearPoint, effective upon the closing of the merger. Mr. Kololian controls 100% of the voting interest and 55% of the non-voting equity interest of TerraNova Management. Messrs. Chung and Gill each own 20% of the non-voting equity interest of TerraNova Management. The term of the agreement is for one year after the closing and will automatically be renewed for successive one-year terms unless terminated by either party. TerraNova Management will provide services requested by ClearPoint including: advice and assistance to ClearPoint in its analysis and consideration of various financial and strategic alternatives, as well as assisting with transition services. TerraNova Management will receive a fixed advisory fee of $200,000 per annum for such services, payable monthly unless TerraNova Management fails to provide such services.

Date, Time and Place of Special Meeting of Terra Nova’s Stockholders

The special meeting of the stockholders of Terra Nova will be held at 10:00 a.m., eastern time, on February 12, 2007, at the offices of Graubard Miller, Terra Nova’s counsel, at The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174 to consider and vote upon the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the incentive compensation plan proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of Terra Nova common stock at the close of business on January 19, 2007, which is the record date for the special meeting. You will have one vote for each share of Terra Nova common stock you owned at the close of business on the record date. Terra Nova warrants do not have voting rights. On the record date, there were 6,720,000 shares of Terra Nova common stock outstanding.

Approval of the ClearPoint stockholders

All of the stockholders of ClearPoint have approved the merger and the transactions contemplated thereby by consent action for purposes of the DGCL. Accordingly, no further action by the ClearPoint stockholders is needed to approve the merger.

Quorum and Vote of Terra Nova Stockholders

A quorum of Terra Nova stockholders is necessary to hold a valid meeting. A quorum will be present at the Terra Nova special meeting if a majority of the outstanding shares entitled to vote at the meeting are represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

•	Pursuant to Terra Nova’s charter, the approval of the merger proposal will require the affirmative vote of the holders of a majority of the shares of Terra Nova common stock sold in the IPO present in person or represented by proxy and entitled to vote at the special meeting. There are currently 6,720,000 shares of Terra Nova common stock outstanding, of which 5,520,000 shares were issued in Terra Nova’s IPO. The merger will not be consummated if the holders of 20% or more of the common stock issued in Terra Nova’s IPO (1,104,000 shares or more) exercise their conversion rights.

•	The approval of the name change amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Terra Nova common stock on the record date.

•	The approval of the capitalization amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Terra Nova common stock on the record date.

•	The approval of the Article Sixth amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Terra Nova common stock on the record date.

•	The approval of the incentive compensation plan will require the affirmative vote of the holders of a majority of the shares of Terra Nova common stock represented in person or by proxy and entitled to vote at the meeting.

Terra Nova’s certificate of incorporation requires the favorable vote of holders of a majority of its outstanding common stock sold in its IPO present in person or represented by proxy and entitled to vote at the special meeting for the approval of the merger proposal. The Delaware General Corporation Law requires the favorable vote of holders of a majority of the outstanding common stock of Terra Nova for the approval of the name change amendment, the capitalization amendment and the Article Sixth amendment. Under Terra Nova’s bylaws, matters not addressed by its certificate of incorporation or state law, including the stock option proposal, must be approved by the vote of holders of a majority of its common stock represented in person or by proxy and eligible to vote on the proposal at the special meeting. A consequence of the difference in these voting requirements is that the vote of holders of fewer shares may be required for the approval of the merger proposal and the stock option proposal than for the approval of the other matters being presented at the special meeting.

Abstentions will have the same effect as a vote “AGAINST” the merger proposal and the proposals to amend the certificate of incorporation and the incentive compensation plan. Broker non-votes, while considered present for the purposes of establishing a quorum, will have the effect of votes against the proposals to amend the certificate of incorporation, but will have no effect on the merger proposal or the stock option proposal. Please note that you cannot seek conversion of your shares unless you affirmatively vote against the merger.

Relation of Proposals

The merger will not be consummated unless each of the name change amendment and the capitalization amendment is approved, and neither of the name change amendment nor the capitalization amendment will be presented to the meeting for adoption unless the merger proposal is approved. The approvals of the Article Sixth amendment and the incentive compensation plan proposal are not conditions to the consummation of the merger or to the adoption of either of the name change amendment or the capitalization amendment but, if the merger proposal is not approved, neither will be presented at the meeting for adoption. The incentive compensation plan has been approved by Terra Nova’s Board of Directors and will take effect upon consummation of the merger, subject to stockholder approval of the plan.

Conversion Rights

Pursuant to Terra Nova’s certificate of incorporation, a holder of shares of Terra Nova’s common stock issued in its IPO may, if the stockholder affirmatively votes against the merger, demand that Terra Nova convert such shares into cash. Demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided. Demand may also be made in any other writing that clearly states that conversion is demanded and is delivered so that it is received by Terra Nova at any time up to the stockholder meeting. Additionally, holders seeking conversion must tender their stock certificates to our transfer agent at any time up to the stockholder meeting. If properly demanded, Terra Nova will convert each share of common stock received in its IPO into a pro rata portion of the trust account, calculated as of two business days prior to the anticipated consummation of the merger. As of the record date, this would amount to approximately $5.53 per share. If you exercise your conversion rights, then you will be exchanging your shares of Terra Nova common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you affirmatively vote against the merger, properly demand conversion, and tender your stock certificate to our transfer agent prior to your vote. If the merger is not completed, these shares will not be converted into cash. However, if we are unable to complete the merger or another business combination by April 22, 2007, we will be forced to liquidate and all holders of shares issued in the IPO will receive at least the amount they would have received if they sought conversion of their shares and we did consummate the merger.

The merger will not be consummated if the holders of 20% or more of the common stock issued in Terra Nova’s IPO (1,104,000 shares or more) exercise their conversion rights.

Appraisal Rights

Terra Nova stockholders do not have appraisal rights in connection with the merger under the DGCL.

Proxies

Proxies may be solicited by mail, telephone or in person. Terra Nova has engaged Morrow & Co., Inc. to assist in the solicitation of proxies.

If you grant a proxy, you may still vote your shares in person if you revoke your proxy before the special meeting.

Interests of Terra Nova Directors and Officers in the Merger

When you consider the recommendation of Terra Nova’s board of directors in favor of adoption of the merger proposal, you should keep in mind that Terra Nova’s executive officers and members of Terra Nova’s board have interests in the merger transaction that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	if the merger is not approved and Terra Nova is unable to complete another business combination by April 22, 2007, Terra Nova will be required to liquidate. In such event, the 1,200,000 shares of common stock held by the Terra Nova Inside Stockholders, including Terra Nova’s officers and directors and their affiliates and other persons, that were acquired prior to the IPO for an aggregate purchase price of $25,000 will be worthless because Terra Nova’s Inside Stockholders are not entitled to receive any liquidation proceeds with respect to such shares. Such shares had an aggregate market value of $6,996,000 based on the last sale price of $5.83 on the OTCBB on January 19, 2007, the record date.

•	Mr. Kololian, through TerraNova Partners, L.P., of which Mr. Kololian beneficially owns 100% of the limited partnership interests, and Brendan Calder, a director of Terra Nova, purchased 250,000 units and 8,500 units, respectively, in our IPO, for an aggregate purchase price of $1,500,000 and $51,000, respectively, at $6.00 per unit. Such units included 500,000 warrants and 17,000 warrants, respectively. Following Terra Nova’s IPO, TerraNova Partners also purchased 1,000,000 warrants for an aggregate purchase price of $641,920 (or approximately $0.64 per warrant), pursuant to an agreement between Mr. Kololian and EarlyBirdCapital, Inc., entered into in connection with Terra Nova’s IPO. This agreement was entered into by Mr. Kololian at a time when he was not in possession of any material non-public information relating to Terra Nova. The agreement sets forth that it constitutes an irrevocable order instructing EarlyBirdCapital, as the designated broker-dealer, to purchase the warrants, without any further instructions, at prices not to exceed $0.70 per warrant during the forty-trading period commencing on the date separate trading of Terra Nova’s warrants commenced, in compliance with Rule 10b5-1. In December 2006, Mr. Kololian, through Cartesian Investments Inc., of which Mr. Kololian beneficially owns 50% of the outstanding common stock, also purchased 50,000 warrants at an aggregate price of $40,400 (or approximately $0.81 per warrant). These 1,567,000 warrants had an aggregate market value of $1,958,750 based upon the last sale price of $1.25 on the OTCBB on January 19, 2007, the record date. All of the warrants will become worthless if the merger is not consummated.

•	if Terra Nova liquidates prior to the consummation of a business combination, Mr. Kololian will be personally liable to pay debts and obligations, if any, to vendors and other entities that are owed money by Terra Nova for services rendered or products sold to Terra Nova, or to any target business, to the extent such creditors bring claims that would otherwise require payment from moneys in the trust account. This arrangement was entered into to ensure that, in the event of liquidation, the trust account is not reduced by claims of creditors. Based on Terra Nova’s estimated debts and obligations, it is not currently expected that Mr. Kololian will have any exposure under this arrangement in the event of liquidation.

•	TerraNova Management Corp., an affiliate of Messrs. Kololian, Chung and Gill, has agreed to provide certain advisory services to ClearPoint effective upon the closing of the merger. TerraNova Management will provide advice and assistance to ClearPoint in its analysis and consideration of financial and strategic alternatives, as well as assisting with transition services. TerraNova Management will receive an advisory fee of $200,000 per annum for such services, payable monthly.

•	TerraNova Partners L.P., an affiliate of Messrs. Kololian, Chung and Gill, has loaned Terra Nova $150,000. The loan is unsecured, non-interest bearing and will be repaid on the earlier of the consummation by Terra Nova of a business combination or upon demand by TerraNova Partners; provided however that if a business combination is not consummated, Terra Nova will be required to repay the loan only to the extent it has sufficient funds available to it outside of the trust account.

Conditions to the Closing of the Merger

Consummation of the merger agreement and the related transactions is conditioned on the Terra Nova stockholders (i) adopting the merger proposal, (ii) approving the name change amendment, and (iii) approving the capitalization amendment. The Terra Nova stockholders will also be asked to adopt the incentive compensation plan and to approve the removal of all of the provisions of Article Sixth of Terra Nova’s certificate of incorporation other than the paragraph relating to Terra Nova’s classified board of directors. The transaction is not dependent on the approval of either of such actions. The incentive compensation plan has been approved by our Board of Directors and will be effective upon consummation of the merger if approved by the Terra Nova stockholders. If stockholders owning 20% or more of the shares sold in the IPO vote against the merger proposal and exercise their right to convert their shares purchased in the IPO into a pro-rata portion of the funds held in trust by Terra Nova for the benefit of the holders of shares purchased in the IPO, then the merger cannot be consummated.

In addition, the consummation of the merger is conditioned upon the following:

•	no order, stay, judgment or decree being issued by any governmental authority preventing, restraining or prohibiting in whole or in part, the consummation of such transactions;

•	the delivery by each party to the other party of a certificate to the effect that the representations and warranties of the delivering party are true and correct in all material respects as of the closing and all covenants contained in the merger agreement have been materially complied with by the delivering party; and

•	Terra Nova’s common stock being quoted on the OTCBB or listed for trading on Nasdaq and there being no action or proceeding pending or threatened against Terra Nova by the National Association of Securities Dealers, Inc. (“NASD”) to prohibit or terminate the quotation of Terra Nova’s common stock on the OTCBB or the trading thereof on Nasdaq.

ClearPoint’s Conditions to Closing of the Merger

The obligations of ClearPoint to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

•	there shall have been no material adverse effect with respect to Terra Nova since the date of the merger agreement;

•	ClearPoint shall have received a legal opinion substantially in the form annexed to the merger agreement, which is customary for transactions of this nature, from Graubard Miller, counsel to Terra Nova; and

•	Terra Nova shall have made appropriate arrangements with Continental Stock Transfer & Trust Company to have the trust account disbursed to Terra Nova immediately upon the closing.

Terra Nova’s Conditions to Closing of the Merger

The obligations of Terra Nova to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above in the second paragraph of this section, are conditioned upon each of the following, among other things:

•	at the closing, there shall have been no material adverse effect with respect to ClearPoint since the date of the merger agreement;

•	an employment agreement between Terra Nova and each of Michael D. Traina and Christopher Ferguson shall be in full force and effect;

•	Terra Nova shall have received a legal opinion substantially in the form annexed to the merger agreement, which is customary for transactions of this nature, from Blank Rome LLP, counsel to ClearPoint;

•	Terra Nova shall have received a “comfort” letter from Lazar Levine & Felix LLP, the independent accountants of ClearPoint, in the customary form dated the closing date with respect certain financial statements and other information included in the proxy statement; and

•	the advisory services agreement between ClearPoint and TerraNova Management Corp. shall be in full force and effect.

Termination, Amendment and Waiver

The merger agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written consent of Terra Nova and ClearPoint;

•	by either party if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, ruling or other action is final and nonappealable;

•	by either party if the merger is not consummated on or before April 22, 2007;

•	by either party if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within 30 days of the notice of an intent to terminate, provided that the terminating party is itself not in breach;

•	by either party if, at the Terra Nova stockholders’ meeting, the merger agreement and the transactions contemplated thereby shall fail to be approved and adopted by the affirmative vote of the holders of a majority of Terra Nova’s outstanding common stock sold in its IPO present in person or represented by proxy and entitled to vote at the special meeting;

•	by either party if the holders of 20% or more of the shares issued in Terra Nova’s IPO exercise their conversion rights; or

•	by Terra Nova if, based on information in a ClearPoint monthly financial statement delivered prior to the closing, the number of Terra Nova shares that would be issued if the closing were to take place at the end of such month would be less than 5,100,000 after the adjustments required under the merger agreement and based on certain stated assumptions.

If Terra Nova wrongfully fails or refuses to consummate the merger or ClearPoint terminates the merger agreement because of a material breach by Terra Nova of its covenants, representations or warranties that remains uncured 30 days after receipt of a notice of intent to terminate from ClearPoint and Terra Nova consummates a merger or other business combination with another entity on or before April 22, 2007, Terra Nova will be obligated to pay ClearPoint, concurrently with the consummation of such other merger or business combination, a cash termination fee of $500,000, payment of which shall be in full satisfaction of all other rights of ClearPoint and the stockholders of ClearPoint for damages under the merger agreement or otherwise. In such event, Terra Nova would obtain the funds to make the termination payment from the moneys in the trust account when they are released upon the consummation of the other business combination.

The merger agreement does not specifically address the rights of a party in the event of a material breach by a party of its covenants or warranties or a refusal or wrongful failure of the other party to consummate the merger, except in the case described above in a situation where Terra Nova would be required to pay ClearPoint the $500,000 termination fee. Other than in such event, the non-wrongful party would be entitled to assert its legal rights for breach of contract against the wrongful party.

If permitted under the applicable law, either ClearPoint or Terra Nova may waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the merger agreement. The condition requiring that the holders of fewer than 20% of the shares of Terra Nova common stock issued in its IPO affirmatively vote against the merger proposal and demand conversion of their shares into cash may not be waived. We cannot assure you that any or all of the conditions will be satisfied or waived.

Tax Consequences of the Merger

Terra Nova has received an opinion from its counsel, Graubard Miller, that, for federal income tax purposes:

•	The merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and no gain or loss will be recognized by Terra Nova as a result of the merger;

•	A stockholder of Terra Nova who exercises conversion rights and effects a termination of the stockholder’s interest in Terra Nova will generally be required to recognize capital gain or loss upon the exchange of that stockholder’s shares of common stock of Terra Nova for cash, if such shares were held as a capital asset on the date of the merger. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that stockholder’s shares of Terra Nova common stock; and

•	No gain or loss will be recognized by non-converting stockholders of Terra Nova.

The tax opinion is attached to this proxy statement as Annex F. Graubard Miller has consented to the use of its opinion in this proxy statement. For a description of the material federal income tax consequences of the merger, please see the information set forth in “The Merger Proposal—Material Federal Income Tax Consequences of the Merger.”

Accounting Treatment

The merger will be accounted for under the purchase method of accounting as a reverse acquisition in accordance with U.S. generally accepted accounting principles for accounting and financial reporting purposes. Under this method of accounting, Terra Nova will be treated as the “acquired” company for financial reporting purposes. In accordance with guidance applicable to these circumstances, the merger will be considered to be a capital transaction in substance. Accordingly, for accounting purposes, the merger will be treated as the equivalent of ClearPoint issuing stock for the net monetary assets of Terra Nova, accompanied by a recapitalization. The net monetary assets of Terra Nova will be stated at their fair value, essentially equivalent to historical costs, with no goodwill or other intangible assets recorded. The accumulated earnings deficit of ClearPoint will be carried forward after the merger. Operations prior to the merger will be those of ClearPoint.

Regulatory Matters

The merger and the transactions contemplated by the merger agreement are not subject to any additional federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or HSR Act, except for filings with the State of Delaware necessary to effectuate the transactions contemplated by the merger agreement.

Risk Factors

In evaluating the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the incentive compensation plan proposal, you should carefully read this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors.”

SELECTED SUMMARY HISTORICAL AND PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

We are providing the following selected financial information to assist you in your analysis of the financial aspects of the merger.

ClearPoint’s consolidated balance sheet data and the consolidated statement of operations data for the years ended December 31, 2005, 2004, 2003, are derived from ClearPoint’s consolidated financial statements audited by Lazar Levine and Felix LLP, which are included elsewhere in this proxy statement.

ClearPoint’s consolidated balance sheet as of September 30, 2006 and the consolidated statements of operating data for the nine months ended September 30, 2006 and September 30, 2005 are derived from ClearPoint’s unaudited interim consolidated financial statements which are included elsewhere in this proxy statement. In the opinion of ClearPoint’s management, the unaudited interim financial statements include all adjustments (consisting of normal recurring adjustments) that are necessary for a fair presentation of such consolidated financial statements.

Terra Nova’s balance sheet data and the statement of operations data for the year ended December 31, 2005 and for the period from July 21, 2004 (inception) to December 31, 2004 and for the period from July 21, 2004 (inception) to December 31, 2005, are derived from the Terra Nova financial statements audited by BDO Seidman, LLP, independent registered public accountants, which are included elsewhere in this proxy statement.

Terra Nova’s balance sheet as of September 30, 2006 and the statements of operations for the nine months ended September 30, 2006 and September 30, 2005 and for the period from July 21, 2004 (inception) to September 30, 2006 are derived from Terra Nova’s unaudited interim financial statements which are included elsewhere in this proxy statement. In the opinion of Terra Nova’s management, the unaudited interim financial statements include all adjustments (consisting of normal recurring adjustments) that are necessary for a fair presentation of such financial statements.

The selected financial information of ClearPoint and Terra Nova is only a summary and should be read in conjunction with each company’s historical consolidated financial statements and related notes and “ClearPoint’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained elsewhere in this proxy statement. The information presented may not be indicative of future performance of ClearPoint, Terra Nova or the combined company resulting from the merger. ClearPoint’s financial position and results of operations for 2003 and 2004 may not be comparative to other periods as a result of certain acquisitions, as more fully described in ClearPoint’s financial statements included elsewhere in this proxy statement.

ClearPoint’s Summary of Selected Financial Data

(In thousands, except per share data)

	Years Ended			Nine Months Ended
	December 31, 2005	December 31, 2004	December 31, 2003	September 30, 2006	September 30, 2005
				(unaudited)
Income Statement Data:
Revenue	$84,200	$28,670	$9,763	$84,800	$53,871
Cost of services	68,789	22,596	8,210	69,993	44,336

Gross profit	15,411	6,074	1,553	14,807	9,535
Operating expenses	11,025	5,344	1,351	10,089	6,485
Depreciation and amortization expenses	2,013	743	100	2,010	1,635

Income (loss) from operations	2,373	(13)	102	2,708	1,415
Interest expense, net	(3,648)	(429)	(55)	(2,598)	(2,694)
Other income (expense)	(1)	77	—	3	39

Net income (loss) before income tax expense (benefit)	(1,276)	(365)	47	113	(1,240)
Income tax expense (benefit)	(77)	21	8	525	(205)

Net income (loss)	$(1,199)	$(386)	$39	$(412)	$(1,035)

Balance Sheet Data:
Total assets	$22,388	$6,742	$734	$23,516
Total long-term debt, net of current	13,927	415	317	13,843
Stockholders’ (deficit)	(1,883)	(684)	(299)	(1,701)
Other Data (unaudited):
Adjusted EBITDA	$5,386	$730	$202	$4,718	$3,050

Non-GAAP Financial Measures

Calculation of EBITDA, as Adjusted

ClearPoint presents EBITDA, as adjusted, because this information is relevant to ClearPoint’s business. ClearPoint defines EBITDA, as adjusted, as net income (loss) before:

•	Income taxes;

•	Interest expense and factoring fees;

•	Interest expense on warrant liability;

•	Other (income) expense; and

•	Depreciation and amortization.

In ClearPoint’s presentation of EBITDA, as adjusted, ClearPoint adjusted EBITDA (defined as earnings before interest, taxes, depreciation and amortization) for the one-time, non-recurring bonus payments made at the end of fiscal 2005.

Management uses EBITDA, as adjusted, as an important financial measure to assess the ability of ClearPoint’s assets to generate cash sufficient to pay interest on its indebtedness, meet capital expenditure and working capital requirements, and otherwise meet its obligations as they become due. Management believes that the presentation of EBITDA included in this proxy statement provides useful information regarding ClearPoint’s results of operations because they assist in analyzing and benchmarking the performance and value of ClearPoint’s business.

Although ClearPoint uses EBITDA, as adjusted, as a financial measure to assess the performance of its business, there are material limitations to using a measure such as EBITDA, as adjusted, including the difficulty associated with using it as the sole measure to compare the results of one company to another and the inability to analyze significant items that directly affect a company’s net income (loss) or operating income because it does not include certain material costs, such as interest and taxes, necessary to operate our business. In addition, ClearPoint’s calculation of EBITDA, as adjusted, may not be consistent with similarly titled measures of other companies and should be viewed in conjunction with measures that are computed in accordance with GAAP. Management compensates for these limitations in considering EBITDA, as adjusted, in conjunction with its analysis of other GAAP financial measures, such as net income (loss). The following table presents a reconciliation of EBITDA, as adjusted, to net income, its most directly comparable GAAP financial measure, on a historical basis, for the periods presented.

On an unaudited basis, ClearPoint generated revenues of $115 million and EBITDA of $7 million (as adjusted after adding back non-recurring items) for the twelve month period ended September 30, 2006.

Reconciliation of ClearPoint’s EBITDA, as adjusted, to Net Income (Loss) $000s

	Nine Months Ended September 30		Fiscal Year Ended December 31
	2006	2005	2005(1)	2004	2003
Net income (loss)	(412)	(1,035)	(1,199)	(386)	39
Income taxes (benefit)	525	(205)	(77)	21	8
Interest expense and factoring fees	2,547	1,521	2,475	429	55
Interest expense on warrant liability	51	1,173	1,173	—	—
Other (income) expense	(3)	(39)	1	(77)	—
Depreciation and amortization	2,010	1,634	2,013	743	100

EBITDA	4,718	3,049	4,386	730	202
Non-recurring items(2)	—	—	1,000	—	—

Adjusted EBITDA	4,718	3,049	5,386	730	202

(1)	Fiscal 2005 includes the acquisition of Quantum Resources Corporation made on July 29, 2005.
(2)	Non-recurring items reflect one-time, non-recurring bonus payments made at the end of Fiscal 2005.

Terra Nova’s Selected Historical Financial Information

(in thousands, except per share data)(1)

	For the Period From July 21, 2004 (inception) to December 31, 2004	Year Ended December 31, 2005	For the Period from July 21, 2004 (inception) to December 31, 2005	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005	Period from July 21, 2004 (inception) to September 30, 2006
Revenue	$—	$—	$—	$—	$—	$—
Interest Income	$—	$668	$668	$920	$400	$1,589
Net income (loss)	$(2)	$246	$244	$449	$158	$693
Accretion of Trust Account related to common stock subject to possible conversion	$—	$(131)	$(131)	$(183)	$(79)	$(314)
Net income (loss) attributable to common stockholders	$(2)	$114	$113	$266	$80	$379
Net income (loss) per share	$(0.00)	$0.02		$0.04	$0.02

(1)	Totals may not add due to rounding.

	As of December 31, 2004	As of December 31, 2005	As of September 30, 2006
Total assets (including securities deposited in Trust Account)	$93	$29,951	$30,611
Common stock subject to possible conversion	$—	$5,858	$6,041
Stockholders’ equity	$23	$23,967	$24,234

Selected Unaudited Pro Forma Condensed Combined Financial Information of ClearPoint and TerraNova

The merger will be accounted for as a reverse acquisition under the purchase method of accounting. ClearPoint will be treated as the continuing reporting entity for accounting purposes. The assets and liabilities of Terra Nova will be recorded, as of the completion of the merger, at fair value, which is considered to approximate historical cost and added to those of ClearPoint. Since Terra Nova had no operations, the merger has been accounted for as a recapitalization of ClearPoint. For a more detailed description of purchase accounting, see “The Merger Proposal—Accounting Treatment.”

We have presented below the unaudited pro forma condensed combined financial information that reflects the merger as a recapitalization of ClearPoint. The following selected unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with, the unaudited pro forma combined balance sheet and related notes thereto included elsewhere in this proxy statement.

We are providing this information to aid you in your analysis of the financial aspects of the merger. We derived this information from the audited financial statements of ClearPoint and Terra Nova as of December 31, 2005. Neither ClearPoint nor Terra Nova assumes any responsibility for the accuracy or completeness of the information provided by the other party. This information should be read together with the ClearPoint audited financial statements and related notes included elsewhere in this proxy statement and the Terra Nova audited financial statements included elsewhere in this proxy statement.

The unaudited pro forma condensed combined statement of operations has been prepared assuming the merger was consummated on January 1, 2005. The unaudited pro forma condensed combined statement of operations does not purport to represent the results of operations that would have occurred had such transactions been consummated on the dates indicated or results of operations for any future date or period. The following unaudited pro forma financial information for the nine months ended September 30, 2006 and the year ended December 31, 2005 reflect the historical results of ClearPoint and Terra Nova, adjusted to give effect to the merger. The unaudited pro forma condensed combined statement of operations has been prepared assuming no conversions, which assumes that no stockholders of Terra Nova seek to convert their shares into a pro rata share of the trust account.

The unaudited pro forma condensed combined balance sheet at September 30, 2006 reflects the historical financial positions of ClearPoint and Terra Nova as of such date, as adjusted to give pro forma effect to the merger as if it had occurred on September 30, 2006. The assets and liabilities of Terra Nova have been presented at their historical cost (which is considered to be the equivalent of estimated fair value) with no goodwill or other intangible assets recorded and no increment in stockholders’ equity.

The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. The pro forma condensed combined statements of operations and the pro forma condensed combined balance sheet do not purport to represent the results of operations which would have occurred had such transactions been consummated on the dates indicated or the financial position for any future date or period.

The following information, each of which is included elsewhere in this proxy statement, should be read in conjunction with the pro forma condensed combined financial information:

•	accompanying notes to the unaudited pro forma condensed combined information;

•	separate historical consolidated financial statements of ClearPoint for the nine months ended September 30, 2006 (unaudited) and the year ended December 31, 2005; and

•	separate historical financial statements of Terra Nova for the nine months ended September 30, 2006 (unaudited) and the year ended December 31, 2005.

Pro Forma Condensed Combined Statements of Operations Data

	Nine months ended September 30, 2006 (1)	Twelve months ended December 31, 2005 (1)(2)
	(in thousands, except per share amounts)
Revenue	$84,800	$115,005
Income from operations	$2,346	$2,904
Net income	$1,524	$1,853
Net income per share—basic	$0.12	$0.15
Net income per share—diluted	$0.12	$0.14
Shares used in computation of basic net income per share	12,718	12,718
Shares used in computation of diluted net income per share	13,244	12,892

The following unaudited pro forma condensed combined balance sheet information has been prepared using two different levels of assumptions with respect to the number of outstanding shares of Terra Nova stock, as follows:

•	assuming no conversions—this presentation assumes that no stockholders of Terra Nova seek to convert their shares into a pro rata share of the trust account; and

•	assuming maximum conversions—this presentation assumes stockholders of Terra Nova owning 19.99% of the stock sold in Terra Nova initial public offering seek conversion.

The pro forma condensed combined balance sheet also assumes that the holders of the ClearPoint warrants will exercise their rights to redeem the warrants for cash based on the warrant valuation agreed upon in the merger agreement.

Pro Forma Condensed Combined Balance Sheet Data

(U.S. $ in thousands)

	At September 30, 2006
	Assuming No Conversions (1)	Assuming Maximum Conversions (3)
Total assets	$33,341	$27,300

Long-term debt	$1,290	$1,290
Other current and long-term liabilities	9,903	9,903
Common stock subject to conversion	—	—
Stockholders’ equity	22,148	16,107

Total liabilities and stockholders’ equity	$33,341	$27,300

Notes:

(1)	Assumes that no Terra Nova stockholders seek conversion of their TerraNova stock into pro rata shares of the trust account.
(2)	Assumes full year results for acquisition of Quantum Resources Corporation made July 29, 2005.
(3)	Assumes that 1,103,448 shares of Terra Nova common stock were converted into their pro rata share of the trust account.

Comparative Per Share Data

The following table sets forth unaudited pro forma combined per share ownership information of ClearPoint and Terra Nova after giving effect to the merger, assuming both no conversions and maximum conversions by Terra Nova stockholders. You should read this information in conjunction with the selected summary historical financial information included elsewhere in this proxy statement, and the historical financial statements of ClearPoint and Terra Nova and related notes that are included elsewhere in this proxy statement. The unaudited ClearPoint and Terra Nova pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information and related notes included elsewhere in this proxy statement.

The unaudited pro forma combined earnings per share information below do not purport to represent the earnings per share which would have occurred had the companies been combined, nor earnings per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of ClearPoint and Terra Nova would have been had the companies been combined.

	In thousands, except per share data
	Clear Point	Terra Nova	Combined Company
Number of shares of common stock outstanding upon consummation of merger:
Assuming no conversions	5,998	6,720	12,718
Assuming maximum conversions	5,998	5,617	11,615

Book value—historical at September 30, 2006	$(1,701)	$24,234
Book value—pro forma September 30, 2006
Assuming no conversions			$22,148
Assuming maximum conversions			$16,107
Book value per share—pro forma September 30, 2006
Assuming no conversions			$1.74
Assuming maximum conversions			$1.39
Earnings per share—historical year ended December 31, 2005		$0.02
Earnings per share—historical nine months ended September 30, 2006		$0.04
Earnings per share—pro forma year ended December 31, 2005
Assuming no conversions—basic			$0.15
Assuming no conversions—diluted			$0.14
Assuming maximum conversions—basic and diluted			$0.15
Earnings per share—pro forma nine months ended September 30, 2006
Assuming no conversions—basic and diluted			$0.12
Assuming maximum conversions—basic and diluted			$0.12

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to adopt the merger proposal.

Risks Related to our Business and Operations Following the Merger with ClearPoint

The value of your investment in Terra Nova following consummation of the merger will be subject to the significant risks inherent in the workforce management business. You should carefully consider the risks and uncertainties described below and other information included in this proxy statement. If any of the events described below occur, Terra Nova post-merger business and financial results could be adversely affected in a material way. This could cause the trading price of its common stock to decline, perhaps significantly, and you therefore may lose all or part of your investment.

ClearPoint’s vendor management software solution will consistently require upgrades to compete with other software solutions being offered which will require a significant capital investment.

ClearPoint currently provides vendor management solutions for the procurement of contingent labor to a limited client base. ClearPoint utilizes its proprietary software solution, Staff Pillar, to provide vendor management solutions to its clients. ClearPoint will need to spend a portion of its capital to continuously upgrade and customize the Staff Pillar software product. If ClearPoint does not invest a significant portion of its capital to continuously upgrade and customize its vendor management software, it maybe unable to compete effectively.

Any significant recurrent economic downturn could result in ClearPoint’s customers using fewer temporary employees, which could materially adversely affect ClearPoint.

Demand for ClearPoint’s staffing services is significantly affected by the general level of economic activity and unemployment in the United States. Frequently, customers use temporary staffing services to manage personnel costs and staffing needs. When economic activity increases, temporary employees are often added before full-time employees are hired. However, as economic activity slows, many customers reduce their utilization of temporary employees before releasing regular full-time employees. Typically, ClearPoint may experience less demand for its services and more competitive pricing pressure during periods of economic downturn.

ClearPoint’s success depends upon its ability to attract and retain qualified personnel.

ClearPoint depends upon its ability to attract and retain qualified temporary and full-time personnel who possess the skills and experience necessary to meet the staffing requirements of its customers. ClearPoint must continually evaluate and upgrade its base of available qualified personnel to keep pace with changing client needs and emerging technologies. Furthermore, a substantial number of ClearPoint’s temporary employees during any given year will terminate their employment with ClearPoint and accept regular staff employment with customers of ClearPoint. Competition for individuals, especially qualified transportation personnel, with proven skills remains intense, and demand for these individuals is expected to remain strong for the foreseeable future. There can be no assurance that qualified personnel will continue to be available to ClearPoint in sufficient numbers.

ClearPoint may be exposed to employment-related claims and costs that could materially adversely affect its business.

ClearPoint is in the business of employing people and placing them in the workplace of other businesses. Attendant risks of these activities include:

•	possible claims by customers of employee misconduct or negligence,

•	claims by employees of discrimination or harassment (including claims relating to actions of ClearPoint’s customers),

•	fines and costs related to the inadvertent employment of illegal aliens,

•	payment of workers’ compensation claims and other similar claims,

•	violations of wage and hour requirements,

•	errors and omissions of temporary employees (this would include (although there are no claims to date) claims of negligence due to a temporary employee’s lack of intimate familiarity with a client’s operations), and

•	claims by customers relating to employees’ misuse of customer proprietary information, misappropriation of funds, other criminal activity or torts or similar claims.

In addition, some or all of these claims may give rise to litigation, which could be time-consuming to ClearPoint’s management team as well as costly and therefore could have a negative effect on its business. There may also be negative publicity with respect to these problems that could have a material adverse effect on ClearPoint’s business. ClearPoint has policies and guidelines in place to help reduce its exposure to these risks and has purchased insurance policies against certain risks in amounts that it believes to be adequate. However, there can be no assurance that ClearPoint’s insurance will be sufficient in amount or scope to cover these types of risks.

ClearPoint intends to expand its operations through acquisitions of small and medium size private companies, or divisions or segments of major private and public companies which may divert management’s attention from day-to-day business operations and that may cause ClearPoint to lose existing customers.

ClearPoint may not be able to integrate successfully businesses that it may acquire in the future without substantial expense, delays or other operational or financial problems. If ClearPoint is able to identify acquisition candidates, management’s time and attention will be diverted from such activities as sales, marketing and tailoring staffing solutions to meet customer’s needs. If management is not able to address these day-to-day operational tasks, ClearPoint may lose customers or fail to increase revenue. Although ClearPoint does not enter into agreements to restrict the type of business which ClearPoint services, providing staff services to existing clients’ direct competition may cause such existing clients to look elsewhere for staffing services.

ClearPoint has incurred losses over the last two fiscal years as well as through the first nine months of 2006 and has an accumulated deficit.

ClearPoint has incurred losses over the last two fiscal years as well as during the first six months of 2006. ClearPoint’s net loss for the fiscal year ended December 31, 2005 was approximately $1.2 million and as of December 31, 2005, it had an accumulated deficit of approximately $1.9 million. ClearPoint’s net loss for the nine months ended September 30, 2006 was approximately $0.4 million and as of September 30, 2006, it had an accumulated deficit of approximately $1.7 million.

A significant portion of ClearPoint’s 2005 revenues were generated from its largest customers, the loss of any one of which could have a material adverse effect on its financial position, results of operations and cash flows.

A significant portion of ClearPoint’s fiscal year 2005 revenues, 34 percent, were generated from its ten largest customers. Of that portion, 10 percent came from Clear Point’s largest customer, Philip Morris. The loss of any one of these customers could have a material adverse effect on ClearPoint’s results of operations, financial position and cash flows.

Risks Related to the Merger

There will be a substantial number of shares of Terra Nova’s common stock issued in the merger that may increase the volume of common stock available for sale in the open market in the future and may cause a decline in the market price of our common stock.

The consideration to be issued in the merger to the ClearPoint stockholders will include 5,997,727 shares of Terra Nova common stock that will be issued at the closing (subject to adjustment) and up to 306,890 shares that may be issued based on the performance of Terra Nova’s common stock after closing. These shares are initially not being registered and will be restricted from public sale under the securities laws. Additionally, approximately 53% of such shares will be subject to the lock-up agreements and cannot be sold publicly until April 18, 2008. The presence of this additional number of shares of common stock eligible for trading in the public market after the lapse of the restrictions may have an adverse effect on the market price of our common stock.

Our outstanding warrants may be exercised in the future, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.

Outstanding redeemable warrants to purchase an aggregate of 11,040,000 shares of common stock issued in the IPO will become exercisable after the consummation of the merger. These will be exercised only if the $5.00 per share exercise price is below the market price of our common stock. To the extent they are exercised, additional shares of our common stock will be issued, which will result in dilution to our stockholders and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of such shares.

Our working capital will be reduced if Terra Nova stockholders exercise their right to convert their shares into cash. This would reduce our cash reserve after the merger.

Pursuant to our certificate of incorporation, holders of shares issued in our IPO may vote against the merger and demand that we convert their shares, calculated as of two business days prior to the anticipated consummation of the merger, into a pro rata share of the trust account where a substantial portion of the net proceeds of the IPO are held. We and ClearPoint will not consummate the merger if holders of 1,104,000 or more shares of common stock issued in our IPO exercise these conversion rights. To the extent the merger is consummated and holders have demanded to so convert their shares, there will be a corresponding reduction in the amount of funds available to the combined company following the merger. As of January 19, 2007, the record date, assuming the merger proposal is adopted, the maximum amount of funds that could be disbursed to our stockholders upon the exercise of their conversion rights is approximately $6,107,072, or approximately 20% of the funds held in the trust account. Any payment upon exercise of conversion rights will reduce our cash after the merger, which may limit our ability to implement our business plan.

If Terra Nova stockholders fail to vote or abstain from voting on the merger proposal, they may not exercise their conversion rights to convert their shares of common stock of Terra Nova into a pro rata portion of the trust account.

Terra Nova stockholders holding shares of Terra Nova stock issued in our IPO who affirmatively vote against the merger proposal may, at the same time, demand that we convert their shares into a pro rata portion of the trust account, calculated as of two business days prior to the anticipated consummation of the merger. Terra Nova stockholders who seek to exercise this conversion right must affirmatively vote against the merger and tender their stock certificates to our transfer agent prior to the vote. Any Terra Nova stockholder who fails to vote or who abstains from voting on the merger proposal or who fails to tender their stock certificate prior to the vote may not exercise his conversion rights and will not receive a pro rata portion of the trust account for conversion of his shares.

If we are unable to obtain a listing of our securities on Nasdaq or any stock exchange, it may be more difficult for our stockholders to sell their securities.

Terra Nova’s units, common stock and warrants are currently traded in the over-the-counter market and quoted on the OTCBB. We have applied for listing on Nasdaq. Generally, Nasdaq requires that a company applying for listing on the Nasdaq Capital Market have stockholders’ equity of not less than $5.0 million or a market value of listed securities of $50 million or net income from continuing operations of not less than $750,000, at least 1,000,000 publicly held shares, and a minimum bid price of $4.00 with over 300 round lot shareholders. There is no assurance that such listing will be obtained and listing is not a condition to closing the merger.

Our ability to request indemnification from ClearPoint for damages arising out of the merger is limited to those claims where damages exceed $475,000 and are only indemnifiable to the extent that damages exceed $375,000.

At the closing of the merger, 10% (an aggregate of 599,772) of the 5,997,727 shares of Terra Nova common stock to be issued to the ClearPoint stockholders as merger consideration upon consummation of the merger will be deposited in escrow as the sole remedy for the obligation of the ClearPoint stockholders to indemnify and hold harmless Terra Nova for any damages, whether as a result of any third party claim or otherwise, and which arise as a result of or in connection with the breach of representations and warranties and agreements and covenants of ClearPoint. Claims for indemnification may only be asserted by Terra Nova once the damages exceed $475,000 and are indemnifiable only to the extent that damages exceed $375,000. Accordingly, it is possible that Terra Nova will not be entitled to indemnification even if ClearPoint is found to have breached its representations and warranties contained in the merger agreement if such breach would only result in damages to Terra Nova of less than $475,000.

Our current directors and executive officers own shares of common stock and warrants that will be worthless if the merger is not approved. Consequently, they may have a conflict of interest in determining whether particular changes to the terms of the business combination with ClearPoint or waivers of conditions are appropriate.

All of our officers and directors and/or their affiliates beneficially own stock in Terra Nova that they purchased prior to our IPO. Additionally, such persons purchased units in connection with our IPO, which contained 517,000 warrants and also purchased 1,000,000 warrants in the public market after our IPO. Our executives and directors and their affiliates are not entitled to receive any of the cash proceeds that may be distributed upon our liquidation with respect to shares they acquired prior to our IPO. Therefore, if the merger is not approved and we are forced to liquidate, such shares held by such persons will be worthless, as will the warrants, In addition, if Terra Nova liquidates prior to the consummation of a business combination, Vahan Kololian, our chairman of the board and chief executive officer, will be personally liable to pay the debts and obligations, if any, to vendors and other entities that are owed money by Terra Nova for services rendered or products sold to Terra Nova, or to any target business, to the extent such creditors bring claims that would otherwise require payment from moneys in the trust account. Moreover, TerraNova Management Corp., an affiliate of Vahan Kololian, Lee W. Chung, our chief financial officer and a director, and Jesse Gill, our vice president and a director, has agreed to provide certain advisory services to ClearPoint upon consummation of the merger

These personal and financial interests of our directors and officers may have influenced their decision to approve our business combination with ClearPoint. In considering the recommendations of our board of directors to vote for the merger proposal and other proposals, you should consider these interests. Additionally, the exercise of our directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the business combination may result in a conflict of interest when determining whether such changes to the terms of the business combination or waivers of conditions are appropriate and in our stockholders’ best interest.

If we are unable to complete the business combination with ClearPoint and are forced to dissolve and liquidate, third parties may bring claims against us and, as a result, the proceeds held in trust could be reduced and the per-share liquidation price received by stockholders could be less than $5.53 per share.

If we are unable to complete the business combination with ClearPoint by April 22, 2007 and are forced to dissolve and liquidate, third parties may bring claims against us. Although we have obtained waiver agreements from the vendors and service providers we have engaged and owe money to, and the prospective target businesses we have negotiated with, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust fund, there is no guarantee that they will not seek recourse against the trust fund notwithstanding such agreements. Furthermore, there is no guarantee that a court will uphold the validity of such agreements. Accordingly, the proceeds held in trust could be subject to claims which could take priority over those of our public stockholders. Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy or other claims deplete the trust account, we cannot assure you we will be able to return to our public stockholders at least $5.53 per share.

If we do not consummate the business combination with ClearPoint by April 22, 2007 and are forced to dissolve and liquidate, payments from the trust account to our public stockholders may be delayed.

If we do not consummate the business combination with ClearPoint by April 22, 2007, we will dissolve and liquidate. We anticipate that, promptly after such date, the following will occur:

•	our board of directors will convene and adopt a specific plan of dissolution and liquidation, which it will then vote to recommend to our stockholders; at such time it will also cause to be prepared a preliminary proxy statement setting out such plan of dissolution and liquidation as well as the board’s recommendation of such plan;

•	we will promptly file our preliminary proxy statement with the Securities and Exchange Commission;

•	if the Securities and Exchange Commission does not review the preliminary proxy statement, then, 10 days following the filing of such preliminary proxy statement, we will mail the definitive proxy statement to our stockholders, and, 10-20 days following the mailing of such definitive proxy statement, we will convene a meeting of our stockholders, at which they will vote on our plan of dissolution and liquidation; and

•	if the Securities and Exchange Commission does review the preliminary proxy statement, we currently estimate that we will receive their comments 30 days after the filing of such proxy statement. We would then mail the definite proxy statement to our stockholders following the conclusion of the comment and review process (the length of which we cannot predict with any certainty, and which may be substantial) and we will convene a meeting of our stockholders at which they will vote on our plan of dissolution and liquidation.

We expect that all costs associated with the implementation and completion of our plan of dissolution and liquidation will be funded by any remaining net assets not held in the trust account, although we cannot assure you that there will be sufficient funds for such purpose. If such funds are insufficient, we anticipate that our management will advance us the funds necessary to complete such dissolution and liquidation (currently anticipated to be no more than approximately $50,000) and not seek reimbursement thereof.

We will not liquidate the trust account unless and until our stockholders approve our plan of dissolution and liquidation. Accordingly, the foregoing procedures may result in substantial delays in our liquidation and the distribution to our public stockholders of the funds in our trust account and any remaining net assets as part of our plan of dissolution and liquidation.

Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them.

If we are unable to complete the business combination with ClearPoint, we will dissolve and liquidate pursuant to Section 275 of the DGCL. Under Sections 280 through 282 of the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. Pursuant to Section 280, if the corporation complies with certain procedures intended to ensure that it makes reasonable provisions for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of a stockholder with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. Although we will seek stockholder approval to liquidate the trust account to our public stockholders as part of our plan of dissolution and liquidation, we will seek to conclude this process as soon as possible and as a result do not intend to comply with those procedures. Because we will not be complying with those procedures, we are required, pursuant to Section 281 of the DGCL, to adopt a plan that will provide for our payment, based on facts known to us at such time, of (i) all existing claims, (ii) all pending claims and (iii) all claims that may be potentially brought against us within the subsequent 10 years. Accordingly, we would be required to provide for any creditors known to us at that time or those that we believe could be potentially brought against us within the subsequent 10 years prior to distributing the funds held in the trust to stockholders. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them in a dissolution (but no more) and any liability of our stockholders may extend well beyond the third anniversary of such dissolution. Accordingly, we cannot assure you that third parties will not seek to recover from our stockholders amounts owed to them by us.

Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us that is not dismissed, any distributions received by stockholders in our dissolution might be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders in our dissolution. Furthermore, because we intend to distribute the proceeds held in the trust account to our public stockholders as soon as possible after our dissolution, this may be viewed or interpreted as giving preference to our public stockholders over any potential creditors with respect to access to or distributions from our assets. Furthermore, our board of directors may be viewed as having breached their fiduciary duties to our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors and/or complying with certain provisions of the DGCL with respect to our dissolution and liquidation. We cannot assure you that claims will not be brought against us for these reasons.

Voting control by our executive officers, directors and other affiliates may limit your ability to influence the outcome of director elections and other matters requiring stockholder approval.

Upon consummation of the merger, the persons who are parties to the voting agreement, Vahan Kololian, Michael D. Traina and Optos Capital, LLC, will own approximately 52% of our voting stock. These persons have agreed to vote for each other’s designees to our board of directors through director elections in 2008. Accordingly, they will be able to control the election of directors and, therefore, our policies and direction during the term of the voting agreement. This concentration of ownership and voting agreement could have the effect of delaying or preventing a change in our control or discouraging a potential acquirer from attempting to obtain control of us, which in turn could have a material adverse effect on the market price of our common stock or prevent our stockholders from realizing a premium over the market price for their shares of common stock.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. However, the safe-harbor provisions of that act do not apply to statements made in this proxy statement. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us or ClearPoint in such forward-looking statements, including among other things:

•	the number and percentage of our stockholders voting against the merger proposal and seeking conversion;

•	fluctuations in customer demand;

•	management of rapid growth;

•	general economic conditions;

•	ClearPoint’s business strategy and plans; and

•	the result of future financing efforts.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to any of Terra Nova, ClearPoint or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Terra Nova and ClearPoint undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on the adoption of the merger agreement, you should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement could have a material adverse effect on Terra Nova and/or ClearPoint.

SPECIAL MEETING OF TERRA NOVA STOCKHOLDERS

General

We are furnishing this proxy statement to Terra Nova stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of Terra Nova stockholders to be held on February 12, 2007, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about January 22, 2007 in connection with the vote on the merger proposal, the certificate of incorporation amendments and incentive compensation plan proposal. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

The special meeting of stockholders will be held on February 12, 2007, at 10:00 a.m., eastern time, at the offices of Graubard Miller, Terra Nova’s counsel, at The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174.

Purpose of the Terra Nova Special Meeting

At the special meeting, we are asking holders of Terra Nova common stock to:

•	approve the merger agreement and the transactions contemplated thereby (merger proposal);

•	approve an amendment to our certificate of incorporation to change our name from “Terra Nova Acquisition Corporation” to “ClearPoint Business Resources, Inc.” (name change amendment);

•	approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 30,000,000 to 60,000,000 (capitalization amendment);

•	approve an amendment to our certificate of incorporation to remove the preamble and sections A through D, inclusive, of Article Sixth from the certificate of incorporation from and after the closing of the merger, as these provisions will no longer be applicable to us, and to redesignate section E of Article Sixth, which relates to the staggered board, as Article Sixth (Article Sixth amendment); and

•	approve the adoption of the 2006 Long-Term Incentive Plan (incentive compensation plan proposal).

Recommendation of Terra Nova Board of Directors

Our board of directors:

•	has unanimously determined that each of the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the incentive compensation plan proposal is fair to and in the best interests of us and our stockholders;

•	has unanimously approved the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the incentive compensation plan proposal;

•	unanimously recommends that our common stockholders vote “FOR” the merger proposal;

•	unanimously recommends that our common stockholders vote “FOR” the proposal to adopt the name change amendment;

•	unanimously recommends that our common stockholders vote “FOR” the proposal to adopt the capitalization amendment;

•	unanimously recommends that our common stockholders vote “FOR” the proposal to adopt the Article Sixth amendment; and

•	unanimously recommends that our common stockholders vote “FOR” the proposal to approve the incentive compensation plan proposal.

Record Date; Who is Entitled to Vote

We have fixed the close of business on January 19, 2007, as the “record date” for determining Terra Nova stockholders entitled to notice of and to attend and vote at the special meeting. As of the close of business on January 19, 2007, there were 6,720,000 shares of our common stock outstanding and entitled to vote. Each share of our common stock is entitled to one vote per share at the special meeting.

Pursuant to agreements with us, the 1,200,000 shares of our common stock held by stockholders who purchased their shares of common stock prior to our IPO will be voted on the merger proposal in accordance with the majority of the votes cast at the special meeting.

Quorum

The presence, in person or by proxy, of a majority of all the outstanding shares of common stock constitutes a quorum at the special meeting.

Abstentions and Broker Non-Votes

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum on all matters. The latter will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld from the broker. If you do not give the broker voting instructions, under the rules of the NASD, your broker may not vote your shares on the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the incentive compensation plan proposal. Since a stockholder must affirmatively vote against the merger proposal to have conversion rights, individuals who fail to vote or who abstain from voting may not exercise their conversion rights. Beneficial holders of shares held in “street name” that are voted against the merger may exercise their conversion rights, provided that, prior to the meeting, they have their shares certificated and deliver the certificate(s) to our transfer agent. See the information set forth in “Special Meeting of Terra Nova Stockholders—Conversion Rights.”

Vote of Our Stockholders Required

The approval of the merger proposal will require the affirmative vote of a majority of the shares of Terra Nova common stock sold in the IPO present in person or represented by proxy and entitled to vote at the special meeting. Abstentions will have the same effect as a vote “AGAINST” the merger proposal and broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the merger proposal. You cannot seek conversion unless you affirmatively vote against the merger proposal.

The name change amendment, the capitalization amendment and the Article Sixth amendment will require the affirmative vote of the holders of a majority of Terra Nova common stock outstanding on the record date. Because each of these proposals to amend our charter requires the affirmative vote of a majority of the shares of common stock outstanding, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against these proposals. In order to consummate the merger, each of the name change amendment and the capitalization amendment proposals must be approved by the stockholders. For both of the name change amendment and the capitalization amendment to be implemented, the merger proposal must be approved by the stockholders.

The approval of the incentive compensation plan will require the affirmative vote of the holders of a majority of our common stock represented and entitled to vote at the meeting. Abstentions are deemed entitled to vote on the proposals. Therefore, they have the same effect as a vote against the proposal. Broker non-votes are not deemed entitled to vote on the proposal and, therefore, they will have no effect on the vote on the proposal.

Voting Your Shares

Each share of Terra Nova common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of our common stock that you own.

There are two ways to vote your shares of Terra Nova common stock at the special meeting:

•	You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by our board “FOR” the adoption of the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the incentive compensation plan proposal. Votes received after a matter has been voted upon at the special meeting will not be counted.

•	You can attend the special meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

IF YOU DO NOT VOTE YOUR SHARES OF OUR COMMON STOCK IN ANY OF THE WAYS DESCRIBED ABOVE, IT COULD HAVE THE SAME EFFECT AS A VOTE AGAINST THE ADOPTION OF THE MERGER PROPOSAL, BUT WILL NOT HAVE THE EFFECT OF A DEMAND FOR CONVERSION OF YOUR SHARES INTO A PRO RATA SHARE OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE PROCEEDS OF OUR IPO ARE HELD.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify Vahan Kololian, our chairman and chief executive officer, in writing before the special meeting that you have revoked your proxy; or

•	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Morrow & Co., Inc., our proxy solicitor, at 1-800-607-0088, or Vahan Kololian, our chairman and chief executive officer, at (416) 644-6000, ext. 200.

No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider the adoption of the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the incentive compensation plan proposal. Under our by-laws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting if they are not included in the notice of the meeting.

Conversion Rights

Any of our stockholders holding shares of Terra Nova common stock issued in our IPO as of the record date who affirmatively votes these shares against the merger proposal may, also demand that we convert such shares into a pro rata portion of the trust account, calculated as of two business days prior to the anticipated consummation of the merger. If demand is properly made and the merger is consummated, we will convert these shares into a pro rata portion of funds held in the trust account plus interest, calculated as of two business days prior to the anticipated consummation of the merger. Terra Nova stockholders who seek to exercise this conversion right must affirmatively vote against the merger. Abstentions and broker non-votes do not satisfy this requirement. Additionally, holders demanding conversion must tender their stock certificates to our transfer agent prior to the vote.

The closing price of our common stock on January 19, 2007 (the record date) was $5.83 and the per-share, pro-rata cash held in the trust account on the record date was approximately $5.53. Prior to exercising conversion rights, our stockholders should verify the market price of our common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure our stockholders that they will be able to sell their shares of Terra Nova common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our securities when our stockholders wish to sell their shares.

If the holders of at least 1,104,000 or more shares of common stock issued in our IPO (an amount equal to 20% or more of those shares), vote against the merger and properly demand conversion of their shares, we will not be able to consummate the merger.

If you exercise your conversion rights, then you will be exchanging your shares of our common stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you affirmatively vote against the merger proposal, properly demand conversion, and tender your stock certificate to our transfer agent prior to the vote. If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated.

Appraisal Rights

Stockholders of Terra Nova do not have appraisal rights in connection the merger under the DGCL.

Proxy Solicitation Costs

We are soliciting proxies on behalf of our board of directors. This solicitation is being made by mail but also may be made by telephone or in person. We and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means.

We have hired Morrow & Co., Inc. to assist in the proxy solicitation process. We will pay Morrow & Co., Inc. a fee of approximately $5,500 plus disbursements. Such fee will be paid with non-trust account funds.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Terra Nova Inside Stockholders

As of September 30, 2006, TerraNova Partners L.P., Brendan Calder, Randy Benson, Roynat Merchant Capital Inc., RockCliff Group Limited, James Meekison, Tim Creasy and George Koulakian, to whom we collectively refer as the Terra Nova Inside Stockholders, beneficially owned and were entitled to vote 1,458,500 shares or approximately 22% of the then outstanding shares of our common stock, 1,200,000 of which (“Original Shares”) were issued to the Terra Nova Inside Stockholders prior to Terra Nova’s IPO and the balance of which was purchased in open market transactions. TerraNova Partners L.P. is an affiliate of Vahan Kololian, Terra Nova’s chairman of the board and chief executive officer. Roynat Merchant Capital Inc. is an affiliate of Roynat Capital Inc., which is an affiliate of Roman Fedus, one of Terra Nova’s directors. In connection with its IPO, Terra Nova and EarlyBirdCapital, Inc., the managing underwriter of the IPO, entered into agreements with each of the Terra Nova Inside Stockholders pursuant to which each Terra Nova Inside Stockholder agreed to vote his or its Original Shares on the merger proposal in accordance with the majority of the votes cast by the holders of shares issued in connection with the IPO. The Terra Nova Inside Stockholders have also indicated that they intend to vote their Original Shares in favor of all other proposals being presented at the meeting and that they will vote the shares they purchased in open market transactions in favor of all of the proposals being presented at the meeting, including the merger proposal. Mr. Kololian is currently our chairman of our board of directors and our chief executive officer, Mr. Chung is currently our chief financial officer and a director, Mr. Gill is currently our vice president and a director and Messrs. Calder, Fedus and Benson are currently directors. The Terra Nova Inside Stockholders also agreed, in connection with the IPO, to place their shares issued prior to the IPO in escrow until April 18, 2008.

THE MERGER PROPOSAL

The discussion in this document of the merger and the principal terms of the merger agreement by and among Terra Nova, ClearPoint, Merger Sub and the ClearPoint stockholders is subject to, and is qualified in its entirety by reference to, the merger agreement. A copy of the merger agreement is attached as Annex A to this proxy statement.

General Description of the Merger

Pursuant to the merger agreement, Merger Sub, a wholly owned subsidiary of Terra Nova, will merge with and into ClearPoint and ClearPoint will be the surviving entity and a wholly owned subsidiary of Terra Nova. The separate corporate existence of Merger Sub shall cease. Terra Nova will be renamed ClearPoint Business Resources, Inc. after completion of the merger. Holders of all the issued and outstanding shares of common stock of ClearPoint will initially receive 5,997,727 shares of Terra Nova common stock, subject to adjustment based upon levels of funded debt and of defined working capital and adjusted earnings before interest, taxes, depreciation and amortization of ClearPoint at the closing. The number of Terra Nova shares will be increased if the persons who hold warrants to purchase common stock of ClearPoint exercise their warrants and become holders of ClearPoint common stock prior to the Closing. In addition, ClearPoint stockholders are entitled to receive additional performance payments (in cash and/or stock) based on the share price of Terra Nova’s common stock in the three year-period following the merger. Immediately after the completion of the merger, the ClearPoint stockholders will own approximately 47% of Terra Nova’s common stock, assuming that no Terra Nova stockholders seek conversion of their Terra Nova stock into their pro rata share of the trust account.

The number of Terra Nova shares to be issued at closing will be increased or decreased by 181.818 shares for each $1,000 that funded debt at the closing is less than or greater than $15,000,000, respectively. The number of Terra Nova shares will also be decreased by (i) 181.818 shares for each $1,000 that defined working capital (current assets less current liabilities) at the closing is less than $8,000,000 and (ii) 145,454.545 shares for each $100,000 that the last twelve months (“LTM”) adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”) at the closing is less than $6,600,000. The following table provides two purely hypothetical examples to demonstrate how such adjustments would work:

		Hypothetical Example 1			Hypothetical Example 2
	Base Amount	Closing Level	$ Difference	Shares	Closing Level	$ Difference	Shares
Closing shares	5,997,727			5,997,727			5,997,727
Funded debt at closing	$15,000,000	$15,500,000	$500,000	(90,909)	$14,500,000	$(500,000)	90,909
Working capital	$8,000,000	$7,000,000	$(1,000,000)	(181,818)	$9,000,000	$1,000,000	0
LTM adjusted EBITDA	$6,600,000	$6,400,000	$(200,000)	(290,909)	$7,100,000	$500,000	0

Adjusted Consideration				5,434,091			6,088,636

Background of the Merger

The terms of the merger agreement are the result of arm’s-length negotiations between representatives of Terra Nova and ClearPoint. The following is a brief discussion of the background of these negotiations, the merger agreement and related transactions.

Terra Nova was formed on July 21, 2004 to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business. Terra Nova completed its IPO on April 22, 2005, raising net proceeds, including proceeds from the exercise of the underwriters’ over-allotment option, of approximately $29,556,400. Of these net proceeds, $28,648,800 were placed in a trust account immediately following the IPO and, in accordance with Terra Nova’s certificate of incorporation, will be released either upon the consummation of a business combination or upon the liquidation of Terra Nova. Terra Nova must liquidate unless it has consummated a business combination by April 22, 2007. As of January 19, 2007, the record date, approximately $30,535,360 was held in deposit in the trust account.

Promptly following Terra Nova’s IPO, we contacted several investment bankers, private equity firms, consulting firms, legal and accounting firms and numerous business relationships. Through these efforts, we identified and reviewed information with respect to more than 100 merger opportunities. By May 2006, we had entered into substantial discussions and provided a preliminary letter of intent or memorandum of understanding to five companies (excluding ClearPoint):

•	In May 2005, we presented a letter of intent to a U.S.-based recycling company. Discussions ceased with this target company because the company agreed to pursue a competing bid instead.

•	In July 2005, we presented a letter of intent to a Canadian-based provider of outsourced call centers to U.S. telecom companies. Discussions ceased with this target company because the parties could not agree on the target’s value.

•	In August 2005, we presented a letter of intent to a U.S.-based manufacturer of machinery for printing and packaging companies. Discussions ceased with this target company because the company agreed to pursue a competing bid instead.

•	In November, 2005, we commenced discussions with a U.S.-based natural gas distribution company that progressed to us providing the company a letter of intent. The parties were unable to agree upon the value of the target and discussions were terminated in January 2006.

•	In April 2006, we presented a memorandum of understanding to a China-based provider of staffing services for foreign enterprises doing business in China. Discussions ceased with this target company because there were management changes at the holding company level, timing issues and an inability to agree on the structure of the deal.

None of these letters of intent were signed by the target companies.

In May 2006, we were contacted by Mr. Sean Sands of Navigant Capital Advisors, LLC (“Navigant”) identifying an opportunity with a company he was representing in the work force management industry. Terra Nova had previously performed due diligence on a company in a similar sector and continued to be interested in the industry. On May 8, 2006, a confidentiality agreement was executed and Terra Nova received a Confidential Investment Memorandum on ClearPoint (“CIM”). Navigant had been engaged by ClearPoint to serve as its financial advisor in connection with raising capital for ClearPoint to support its continued organic growth and strengthen its financial position as it competes for potential acquisition opportunities. ClearPoint’s management believed that the possibility of a merger with a specified purpose acquisition company represented the best possible solution to ClearPoint’s capital needs.

Subsequent to the receipt of the CIM, Messrs. Chung and Gill of Terra Nova spoke with Mr. Sands on a number of occasions and additional information was requested on May 19, 2006, including a request to have a meeting with management. A meeting was scheduled for May 29, 2006, in ClearPoint’s Chalfont, Pennsylvania corporate office. On May 24, 2006, we provided Navigant with an additional list of information required in advance of or during our scheduled visit. On May 25, 2006, Messrs. Chung and Gill had a conference call with Mr. Sands to discuss some of the information.

On May 29, 2006, Messrs. Kololian, Chung and Gill met with Messrs. Traina, Ferguson, Braun and Sands at ClearPoint’s head office in Chalfont, PA. During this meeting, Messrs. Traina, Ferguson and Braun described ClearPoint’s business and provided additional information regarding ClearPoint and its history, financials, management and future prospects. Messrs. Kololian, Chung and Gill also made a presentation to Messrs. Traina, Ferguson, Braun and Sands describing Terra Nova Acquisition Corporation, its founders, board of directors and structure. During the presentations there were numerous exchanges of questions and there was a general consensus that an opportunity existed for a business combination. Terra Nova and ClearPoint also discussed in detail the valuation and structuring parameters of a potential transaction and agreed on the general terms of a business combination, subject to Terra Nova completing detailed due diligence on ClearPoint. A letter of intent was drafted at the end of the day and signed by both parties. The letter of intent included an agreement by ClearPoint to negotiate exclusively with Terra Nova towards a definitive agreement and also outlined the basis for calculating a value for the transaction and identified the key components to the transaction, which included the base merger consideration, adjustments that would increase or decrease the base merger consideration, performance payments, employment agreements, establishment of a stock option plan for employees, board of directors composition, Terra Nova Management Corporation advisory services and restriction on sale of shares.

On May 30, 2006, we delivered to ClearPoint an extensive due diligence request list. We began to focus all of our resources to compile and to review in detail the due diligence materials received from ClearPoint. We provided copies of all diligence information received to our counsel, Graubard Miller, for their review and legal due diligence. Additionally, we instructed Graubard Miller to begin preparation of the first draft of a definitive merger agreement consistent with the terms of the letter of intent.

Throughout our due diligence process, we visited ClearPoint’s head office in Chalfont numerous times. We also visited branch offices in Plymouth Meeting, PA and Richmond, VA. In addition, Messrs. Chung and Gill visited some of ClearPoint’s key customers in Philadelphia, PA, Richmond, VA and Reading, PA. A customer due diligence questionnaire was completed for each visit documenting our discussions with the representatives of the customers that were responsible for ClearPoint’s business relationship. These customer interviews contributed to our understanding of ClearPoint’s management, strategic direction and growth opportunities with their current customer base.

Our due diligence also included numerous calls with Lazar Levine & Felix LLP (“Lazar”), ClearPoint’s independent auditors, both with and without representatives from ClearPoint on the phone, where we discussed ClearPoint’s financial statements, its financial reporting systems and internal controls, its accounting professionals and its significant accounting policies.

On June 8, 2006, we had a meeting of our board of directors to discuss the signed letter of intent and proposed business combination with ClearPoint. Five of our directors (Messrs. Kololian, Chung, Gill, Fedus and Benson) were present at the meeting, as well as Randall Oliphant, one of the Terra Nova Inside Stockholders, by invitation. Mr. Oliphant helped us analyze this and other potential transactions using his knowledge of the U.S. capital markets and merger and acquisition experience, as well as his relationships with private equity firms. Mr. Oliphant has not and will not receive any compensation for his assistance. Prior to the meeting, the executed letter of intent as well as financial, operational and descriptive information about ClearPoint was sent to the directors and to Mr. Oliphant. Messrs. Kololian, Chung and Gill described ClearPoint and the deal structure and a discussion among the participants ensued. Messrs. Benson, Fedus and Oliphant were supportive of the proposed business combination. Mr. Calder, the director who was not present, came to Terra Nova’s office the following day to discuss the points of the prior day’s meeting and to discuss ClearPoint with Mr. Gill. Mr. Calder was also supportive of the proposed business combination. Subsequent to these meetings, informal discussions (both in person and telephonically) continued between Terra Nova’s management and its board of directors and information was provided to board members as requested.

Throughout June and July 2006, succeeding drafts of the transaction documents were prepared in response to comments and suggestions of the parties and their counsel, with management and counsel for both companies engaging in numerous negotiating sessions, both telephonically and in-person. Included in the various transaction documents, in addition to the Merger Agreement, were an Escrow Agreement, Voting Agreement, Lock-Up Agreement, and Employment Agreements for Messrs. Traina and Ferguson. The majority of the negotiations involved the parties finalizing the detailed terms of the merger agreement and the exhibits. The changes that resulted from those set out in the letter of intent that were included in the definitive merger agreement were:

(i)

a reduction of Terra Nova shares to be issued at closing to 5.997 million to reflect the finalization of the prepayment penalty for retirement of outstanding debt at closing that was addressed in the letter of intent, and the

ClearPoint warrant holders agreeing to take cash at closing instead of Terra Nova shares. Both of these had been included as potential adjustments to the 6.710 million share consideration number in earlier drafts of the merger agreement, and both were removed as adjustments once this change was made; and

(ii)	an increase in each Tranche of the performance payments by $150,000, half in cash and half in shares, as a result of further negotiations between ClearPoint and Terra Nova as disclosed in Capitalink’s fairness opinion; and

(iii)	an increase in the minimum required working capital at closing from $2.5 million to $8.0 million, reflecting a clarification in the definition of working capital, with the minimum dollar amount adjusted to reflect the definitional change, not a change in the value of the business or the merger consideration.

On July 10, 2006, we retained Capitalink to render an opinion that the consideration to be paid in the merger is fair to our stockholders and to opine that the fair market value of ClearPoint is at least 80% of our net assets.

On July 18, 2006, another meeting of the board of directors was held. All directors attended, as did, by invitation telephonically, Randall Oliphant, an advisor to Terra Nova, Noah Scooler of Graubard Miller, and representatives of Capitalink. Messrs. Traina and Ferguson also attended the meeting in person in order for our directors to meet them and to talk about ClearPoint, at which point they excused themselves from the board meeting. Prior to the meeting, copies of the most recent drafts of the significant transaction documents, in substantially final form, were delivered to all participants. Messrs. Scott Salpeter and Avi Kent of Capitalink made a presentation regarding the fairness of the consideration to be paid in the merger. Mr. Salpeter advised the board that it was the opinion of Capitalink that the consideration to be paid in the merger was fair to our stockholders from a financial point of view, and that the fair market value of ClearPoint is at least 80% of our net assets. Messrs. Salpeter and Kent detailed for the board the analysis performed by Capitalink and made a presentation concerning how Capitalink had arrived at its opinion. Messrs. Salpeter and Kent discussed at length with our board the different analyses used to determine whether the merger consideration to be paid by us was fair from a financial point of view to our stockholders, as well as to determine the fair market value of ClearPoint. In order for the board to review the materials and discussions, the meeting was recessed until July 20, 2006, when it was resumed. After considerable review and discussion, the merger agreement and related documents were unanimously approved, and the board determined to recommend the approval of the merger agreement. For a more detailed description of the Capitalink fairness opinion, see the section entitled “The Merger Proposal—Fairness Opinion.”

The merger agreement was signed on August 9, 2006. Immediately thereafter, Terra Nova and ClearPoint issued a joint press release announcing the execution of the merger agreement and discussing the terms of the merger agreement, and on August 15, 2006, Terra Nova filed a Current Report on Form 8-K discussing in greater details the terms of the merger agreement and ClearPoint’s business.

Terra Nova’s Board of Directors’ Reasons for the Approval of the Merger

The final agreed-upon consideration in the merger agreement was determined by several factors. Terra Nova’s board of directors reviewed various industry and financial data, including certain valuation analyses and metrics compiled by Terra Nova’s management in order to determine that the consideration to be paid to ClearPoint was reasonable and that the merger was in the best interests of Terra Nova’s stockholders.

Terra Nova conducted a due diligence review of ClearPoint that included an industry analysis, a description of ClearPoint’s existing business model, a valuation analysis and financial projections in order to enable the board of directors to ascertain the reasonableness of this range of consideration.

The Terra Nova board of directors concluded that the merger agreement with ClearPoint is in the best interests of Terra Nova’s stockholders. The Terra Nova board of directors obtained a fairness opinion prior to approving the merger agreement.

The Terra Nova board of directors considered a wide variety of factors in connection with its evaluation of the merger. In light of the complexity of those factors, the Terra Nova board of directors did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of the Terra Nova board may have given different weight to different factors.

In considering the merger, the Terra Nova board of directors gave considerable weight to the following factors:

ClearPoint’s record of growth and expansion and high potential for future growth

Important criteria to Terra Nova’s board of directors in identifying an acquisition target were that ClearPoint have established business operations, that it was generating current revenues, and that it has what the board believes to be a potential to experience rapid growth. Terra Nova’s board of directors believes that ClearPoint has in place the infrastructure for strong business operations domestically and to achieve growth both organically and through accretive strategic acquisitions. The board’s belief in ClearPoint’s growth potential is based on ClearPoint’s historical growth rate and potential future opportunities. ClearPoint has experienced a compounded annual growth rate of 275% in sales from its founding in fiscal year 2001 to fiscal year 2005 and grew adjusted EBITDA from break even to $5.4 million over such time period.

The experience of ClearPoint’s management

Another important criteria to Terra Nova’s board of directors in identifying an acquisition target was that ClearPoint have a seasoned management team with specialized knowledge of the markets within which it operates and the ability to lead a company in a rapidly changing environment. Terra Nova’s board of directors believes that ClearPoint’s management has significant experience in the workforce management industry, as demonstrated by ClearPoint’s ability to develop new and profitable business opportunities and operations.

Financial condition and results of operations

ClearPoint’s revenue, operating profit and financial performance were all reviewed in absolute terms and also in relation to other companies in the workforce management industry and were felt by the members of the board to be favorable both in absolute terms and in comparison. The board believes that the net revenue growth potential coupled with continued strong operating profit margins will lead to high operating profits that will reward Terra Nova stockholders.

Valuation

The board considered the value of ClearPoint in relation to its growth potential and found it to be attractive when compared to other companies in the workforce management industry. The board looked at comparable companies and based on the valuation of these comparable companies, the board was able to calculate the expected initial valuation of ClearPoint in the public market. Based on this analysis and management’s and the board’s significant transaction experience, the board agreed upon and negotiated terms that it felt were in the best interest of Terra Nova’s stockholders.

Favorable industry dynamics

The board determined that positive long term trends and the growing demand for domestic workforce staffing and business process outsourcing made a position in the workforce management industry desirable. The board also reviewed numerous industry research reports to aid in their analysis.

Competitive position and acceptance of its services

ClearPoint’s reputation in its industry and among its clients and its recent acquisitions were considered by the board to be favorable factors in concluding that its competitive position was strong.

Costs associated with effecting the business combination

The board determined that the costs associated with effecting the merger with ClearPoint would be of the same order of magnitude as would be encountered with most other business combinations. ClearPoint’s financial statements were audited (in accordance with practices applicable to private companies) by a reputable and experienced accounting firm and ClearPoint had satisfactory procedures in place to obtain and prepare the financial information required for the preparation of this proxy statement.

Potential Negative Factors Considered by Terra Nova’s Board of Directors

Limited operating history

The board considered that ClearPoint has only a limited operating history upon which it could evaluate ClearPoint’s business and prospects. The board considered ClearPoint’s potential for future profitability in light of this.

Economic downturn

The board took note of the fact that demand for ClearPoint’s staffing services is significantly affected by the general level of economic activity and unemployment in the United States and that, as economic activity slows, many customers reduce their utilization of temporary employees. The board also considered that ClearPoint may experience less demand for its services and more competitive pricing pressure during periods of economic downturn.

Ability to attract and retain qualified personnel

The board considered that ClearPoint’s success depends on its ability to attract and retain qualified temporary and full-time personnel who possess the skills and experience necessary to meet the staffing requirements of its customers. The board also noted that ClearPoint must continually evaluate and upgrade its base of available qualified personnel to keep pace with changing client needs and emerging technologies.

Ability to continue to acquire companies at attractive values and integrate the operations

The board noted that ClearPoint has grown, in part, via well-priced acquisitions, and that part of ClearPoint’s growth strategy is to continue to make acquisitions. The board considered that ClearPoint might not be able to make acquisitions at the valuations they have in the past, and that any acquisitions will need to be integrated into ClearPoint, which could require significant time and focus of ClearPoint’s management.

Potential customer concentration

The board noted that a significant portion of ClearPoint’s revenues are generated from a small number of customers, with Philip Morris being the largest. The board considered that the loss of any of these customers could have a material adverse effect on ClearPoint’s results.

Satisfaction of 80% Test

It is a requirement that any business acquired by Terra Nova have a fair market value equal to at least 80% of Terra Nova’s net assets at the time of acquisition, which assets shall include the amount in the trust account. Based on the financial analysis of ClearPoint generally used to approve the transaction, the Terra Nova board of directors determined that this requirement was met. The Terra Nova board of directors believes, because of the financial skills and background of several of its members, it was qualified to conclude that the acquisition of ClearPoint met this requirement. Terra Nova has also received an opinion from Capitalink, L.C. that the 80% test has been met.

Interests of Terra Nova’s Directors and Officers in the Merger

In considering the recommendation of the board of directors of Terra Nova to vote for the proposals to approve the merger agreement, the certificate of incorporation amendments and the incentive compensation plan proposal, you should be aware that certain members of the Terra Nova board have agreements or arrangements that provide them with interests in the merger that differ from, or are in addition to, those of Terra Nova stockholders generally. In particular:

•	if the merger is not approved and Terra Nova is unable to complete another business combination by April 22, 2007, Terra Nova will be required to liquidate. In such event, the 1,200,000 shares of common stock held by Terra Nova’s Inside Stockholders, including Terra Nova’s officers and directors and their affiliates, that were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless because Terra Nova’s initial stockholders are not entitled to receive any liquidation proceeds with respect to such shares. Such shares had an aggregate market value of $6,996,000 based on the last sale price of $5.83 on the OTCBB on January 19, 2007, the record date.

•	Mr. Kololian, through TerraNova Partners, L.P., of which Mr. Kololian beneficially owns 100% of the limited partnership interests, and Brendan Calder, a director of Terra Nova, purchased 250,000 units and 8,500 units, respectively, in our IPO, for an aggregate purchase price of $1,500,000 and $51,000, respectively, at $6.00 per unit. Such units included 500,000 warrants and 17,000 warrants, respectively. Following Terra Nova’s IPO, TerraNova Partners also purchased 1,000,000 warrants for an aggregate purchase price of $641,920 (or approximately $0.64 per warrant), pursuant to an agreement between Mr. Kololian and EarlyBirdCapital, Inc., entered into in connection with Terra Nova’s IPO. This agreement was entered into by Mr. Kololian at a time when he was not in possession of any material non-public information relating to Terra Nova. The agreement sets forth that it constitutes an irrevocable order instructing EarlyBirdCapital, as the designated broker-dealer, to purchase the warrants, without any further instructions, at prices not to exceed $0.70 per warrant during the forty-trading period commencing on the date separate trading of Terra Nova’s warrants commenced, in compliance with Rule 10b5-1. In December 2006, Mr. Kololian, through Cartesian Investments Inc., of which Mr. Kololian beneficially owns 50% of the outstanding common stock, also purchased 50,000 warrants at an aggregate price of $40,400 (or approximately $0.81 per warrant). These 1,567,000 warrants had an aggregate market value of $1,958,750 based upon the last sale price of $1.25 on the OTCBB on January 19, 2007, the record date. All of the warrants will become worthless if the merger is not consummated.

•	if Terra Nova liquidates prior to the consummation of a business combination, Mr. Kololian will be personally liable to pay debts and obligations, if any, to vendors and other entities that are owed money by Terra Nova for services rendered or products sold to Terra Nova, or to any target business, to the extent such creditors bring claims that would otherwise require payment from moneys in the trust account. This arrangement was entered into to ensure that, in the event of liquidation, the trust account is not reduced by claims of creditors. Based on Terra Nova’s estimated debts and obligations, it is not currently expected that Mr. Kololian will have any exposure under this arrangement in the event of liquidation.

•	TerraNova Management Corp., an affiliate of Messrs. Kololian, Chung and Gill, has agreed to provide certain advisory services to ClearPoint effective upon the closing of the merger. TerraNova Management will provide advice and assistance to ClearPoint in its analysis and consideration of financial and strategic alternatives, as well as assisting with transition services. TerraNova Management will receive an advisory fee of $200,000 per annum for such services, payable monthly.

•	TerraNova Partners L.P., an affiliate of Messrs. Kololian, Chung and Gill has agreed to lend Terra Nova $150,000. The loan is unsecured, non-interest bearing and will be repaid on the earlier of the consummation by Terra Nova of a business combination or upon demand by TerraNova Partners; provided however that if a business combination is not consummated, Terra Nova will be required to repay the loan only to the extent it has sufficient funds available to it outside of the trust account.

Recommendation of Terra Nova’s Board of Directors

After careful consideration, Terra Nova’s board of directors determined unanimously that each of the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the incentive compensation plan is fair to and in the best interests of Terra Nova and its stockholders. Terra Nova’s board of directors has approved and declared advisable the merger, the name change amendment, the capitalization amendment, the Article Sixth amendment and the incentive compensation plan and unanimously recommends that you vote or give instructions to vote “FOR” each of the proposals to approve the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the incentive compensation plan.

The foregoing discussion of the information and factors considered by the Terra Nova board of directors is not meant to be exhaustive, but includes the material information and factors considered by the Terra Nova board of directors.

Fairness Opinion

In connection with its determination to approve the merger, Terra Nova’s board of directors engaged Capitalink, L.C. to provide it with a “fairness opinion” as to whether the merger consideration to be paid by Terra Nova is fair, from a financial point of view, to Terra Nova’s stockholders. Capitalink, which was founded in 1998 and is headquartered in Coral Gables, Florida, provides publicly and privately held businesses and emerging growth companies with a broad range of investment banking and advisory services. As part of its business, Capitalink regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements, and for other purposes. Terra Nova selected Capitalink on the basis of Capitalink’s experience, recommendations from other companies that had experience with Capitalink for similar purposes, its ability to do the research and provide the fairness opinion within the required timeframe and the competitiveness of its fee, which was specified by Capitalink in its proposal to the board. Capitalink does not beneficially own any interest in either Terra Nova or ClearPoint, has never provided either company with any other services and does not expect or contemplate any additional services or compensation.

Terra Nova has paid Capitalink a fee of $90,000 in connection with the preparation and issuance of its opinion and has reimbursed Capitalink $117 for out-of-pocket expenses. In addition, we have also agreed to indemnify and hold Capitalink, its officers, directors, principals, employees, affiliates, and members, and their successors and assigns, harmless from and against any and all loss, claim, damage, liability, deficiencies, actions, suits, proceedings, costs and legal expenses (collectively the “Losses”) or expense whatsoever (including, but not limited to, reasonable legal fees and other expenses and reasonable disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever, or in appearing or preparing for appearance as witness in any proceeding, including any pretrial proceeding such as a deposition) arising out of, based upon, or in any way related or attributed to, (i) any breach of a representation, or warranty made by us in our agreement with Capitalink; or (ii) any activities or services performed under that agreement by Capitalink, unless such Losses were the result of the intentional misconduct or gross negligence of Capitalink.

Capitalink made presentations to our board of directors on July 18 and July 20, 2006 and subsequently delivered its written opinion to the board of directors, which stated that, as of July 20 2006, and based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, (i) the merger consideration is fair, from a financial point of view, to our stockholders, and (ii) the fair market value of ClearPoint is at least equal to 80% of our net assets. The amount of the merger consideration was determined pursuant to negotiations between us and ClearPoint and not pursuant to recommendations of Capitalink.

The full text of the written opinion of Capitalink is attached as Annex G and is incorporated by reference into this proxy statement. You are urged to read the Capitalink opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Capitalink in rendering its opinion. The summary of the Capitalink opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. The Capitalink opinion is not intended to be and does not constitute a recommendation to you as to how you should vote or proceed with respect to the merger. Capitalink was not requested to opine as to, and the opinion does not in any manner address, the relative merits of the merger as compared to any alternative business strategy that might exist for us, our underlying business decision to proceed with or effect the merger, and other alternatives to the merger that might exist for us.

In arriving at its opinion, Capitalink took into account an assessment of general economic, market and financial conditions, as well as its experience in connection with similar transactions and securities valuations generally. In so doing, among other things, Capitalink:

•	Reviewed the merger agreement.

•	Reviewed publicly available financial information and other data with respect to us, including the Annual Report on Form 10-KSB for the year ended December 31, 2005, the Quarterly Report on Form 10-QSB for the three months ended March 31, 2006, and the Current Report on Form 8-K filed May 23, 2006.

•	Reviewed non-public information and other data with respect to ClearPoint, including draft audited financial statements for the years ended December 31, 2004 and 2005, unaudited interim financial statements for the six months ended June 30, 2006, financial projections for the four years ending December 31, 2006, 2007, 2008 and 2009, the ClearPoint information memorandum dated May 2006, the ClearPoint management presentation dated May 29, 2006 and other internal financial information and management reports.

•	Reviewed and analyzed the merger’s pro forma impact on our securities outstanding and stockholder ownership.

•	Considered the historical financial results and present financial condition of ClearPoint.

•	Reviewed and compared the trading of, and the trading market for our common stock.

•	Reviewed the value of the merger consideration.

•	Reviewed and analyzed ClearPoint’s projected unlevered free cash flows and prepared a discounted cash flow analysis.

•	Reviewed and analyzed certain financial characteristics of publicly-traded companies that were deemed to have characteristics comparable to ClearPoint.

•	Reviewed and analyzed certain financial characteristics of target companies in transactions where such target Company was deemed to have characteristics comparable to that of ClearPoint.

•	Reviewed and discussed with Terra Nova’s management and ClearPoint certain financial and operating information furnished by them, including financial analyses with respect to ClearPoint’s business and operations.

Capitalink also performed such other analyses and examinations as it deemed appropriate and held discussions with our and ClearPoint management in relation to certain financial and operating information furnished to Capitalink, including financial analyses with respect to ClearPoint’s business and operations.

In arriving at its opinion, Capitalink relied upon and assumed the accuracy and completeness of all of the financial and other information that was used without assuming any responsibility for any independent verification of any such information. Further, Capitalink relied upon the assurances of our and ClearPoint management that each was not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and projections utilized, Capitalink assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which it could make an analysis and form an opinion. The projections were solely used in connection with the rendering of Capitalink’s fairness opinion. Investors should not place reliance upon such projections, as they are not necessarily as indication of what our revenues and profit margins will be in the future. The projections used by Capitalink were prepared by ClearPoint management and are not to be interpreted as projections of future performance (or “guidance”) by Terra Nova.

Capitalink did not make a physical inspection of the properties and facilities of ClearPoint and did not make or obtain any evaluations or appraisals of ClearPoint’s assets and liabilities (contingent or otherwise). In addition, Capitalink did not attempt to confirm whether ClearPoint had good title to its assets. Capitalink assumed that the merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statues, rules and regulations. Capitalink assumes that the merger will be consummated substantially in accordance with the terms set forth in the merger agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to our stockholders. In addition, based upon discussions with our management, Capitalink assumed that the merger will qualify as a reorganization under Section 368(a) of the Internal Revenue Code.

Capitalink’s opinion is necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, July 20, 2006. Accordingly, although subsequent developments may affect its opinion, Capitalink has not assumed any obligation to update, review or reaffirm its opinion.

In connection with rendering its opinion, Capitalink performed certain financial, comparative and other analyses as summarized below. Each of the analyses conducted by Capitalink was carried out to provide a different perspective on the merger, and to enhance the total mix of information available. Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness, from a financial point of view, of the merger consideration to our stockholders. Further, the summary of Capitalink’s analyses described below is not a complete description of the analyses underlying Capitalink’s opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Capitalink made qualitative judgments as to the relevance of each analysis and factor that it considered. In addition, Capitalink may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Capitalink’s view of the value of ClearPoint’s assets. The estimates contained in Capitalink’s analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets neither purports to be appraisals nor do they necessarily reflect the prices at which businesses or assets may actually be sold. Accordingly, Capitalink’s analyses and estimates are inherently subject to substantial uncertainty. Capitalink believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete and misleading view of the process underlying the analyses performed by Capitalink in connection with the preparation of its opinion.

The analyses performed were prepared solely as part of Capitalink’s analysis of the fairness, from a financial point of view, of the merger consideration to our stockholders, and were provided to our board of directors in connection with the delivery of Capitalink’s opinion. The opinion of Capitalink was just one of the many factors taken into account by our board of directors in making its determination to approve the merger, including those described elsewhere in this proxy statement.

Merger Consideration Analysis

Capitalink reviewed the minimum and maximum range of the merger consideration taking into account the following:

•	The assumed insurance of approximately 6.710 million shares valued at approximately $35.0 million (based on a closing share price of the Company’s stock of $5.21 as of July 14, 2006). Subsequent to Capitalink’s review, the number of shares was reduced to approximately 5.997 million based on negotiations between Terra Nova and ClearPoint. This reduced number of shares was not used in Capitalink’s analysis.

•	ClearPoint’s stockholders rights to receive certain futures stock performance payments (in stock and cash) based upon an escalating minimum target share price of the Company’s stock. Capitalink determined the maximum value of the future stock performance payments to be approximately $6.5 million, calculated as follows:

•	First tranche – $1.075 million in cash and $1.075 million in Terra Nova common stock (126,471 shares times $8.50) will be issued upon Terra Nova’s share price trading at or above $8.50 per share for 45 consecutive trading days prior to December 31, 2007;

•	Second tranche – $1.075 million in cash and $1.075 million in Terra Nova common stock (97,727 shares times $11.00) will be issued upon Terra Nova’s share price trading at or above $11.00 per share for 45 consecutive trading days prior to the tranche expiry date; and

•	Third tranche – $1.075 million in cash and $1.075 million in Terra Nova common stock (82,692 shares times $13.00) will be issued upon Terra Nova’s share price trading at or above $13.00 per share for 45 consecutive trading days prior to the tranche expiry date;

•	Capitalink determined the minimum and maximum merger consideration to range from approximately $35.0 million to approximately $41.4 million, by taking into account the $35.0 million in common stock paid at closing, and the maximum future stock performance payments of approximately $6.45 million.

Valuation Overview

Capitalink generated an indicated valuation range for ClearPoint based on the following approaches:

•	A review and analysis of ClearPoint’s projected unlevered free cash flows and the preparation of a discounted cash flow analysis.

•	A review and comparison of certain financial characteristics and trading multiples of companies that were deemed to have characteristics comparable to those of ClearPoint.

•	A review and analysis of transaction multiples in transactions where such target company was deemed to have characteristics comparable to those of the ClearPoint.

Capitalink weighted the three approaches equally and arrived at an indicated equity value range of approximately $68.6 million and approximately $82.8 million.

Capitalink noted that the indicated equity value range of ClearPoint is greater than the range of merger consideration.

ClearPoint Discounted Cash Flow Analysis

A discounted cash flow analysis estimates value based upon a company’s projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.

While the discounted cash flow analysis is the most scientific of the methodologies used, it is dependent on projections and is further dependent on numerous industry-specific and macroeconomic factors.

Capitalink utilized the forecasts provided by ClearPoint management. In order to arrive at a present value, Capitalink utilized discount rates ranging from 18% to 20%. This was based on an estimated weighted average cost of capital of 20.5% (based on ClearPoint’s estimated weighted average cost of debt of 12.3% and a 22.9% estimated cost of equity). The cost of equity calculation was derived utilizing the Ibbotson build-up method utilizing appropriate industry risk and size premiums, and a company specific risk factor of 1.0%, reflecting the risk associated with achieving the growth rates and EBITDA margins implied in the projections.

Capitalink presented a range of terminal values at the end of the forecast period by applying a range of terminal exit multiples based on revenue and EBITDA as well as long term perpetual growth rates.

Utilizing terminal revenue multiples of between 0.65 times and 0.75 times, terminal EBITDA multiples of between 9.5 times and 10.5 times and long term perpetual growth rates of between 9.0% and 11.0%, Capitalink calculated a range of indicated enterprise values by weighting the above indications equally. Capitalink utilized ranges of terminal revenue multiples, terminal EBITDA multiples, and long term perpetual growth rates based on its analysis of comparable companies and comparable transactions, as set forth below.

Capitalink then deducted estimated debt as of the closing of the merger of approximately $15.0 million to derive an indicated equity value range of approximately $61.7 million to approximately $84.8 million.

ClearPoint Comparable Company Analysis

A selected comparable company analysis reviews the trading multiples of publicly traded companies that are similar to ClearPoint with respect to business and revenue model, operating sector, size and target customer base.

Capitalink located nine companies that it deemed comparable to ClearPoint with respect to their industry sector and operating model (the “Comparable Companies”) including MPS Group Inc., Volt Information Services Inc., Kforce Inc., Gevity HR Inc., Cross Country Healthcare Inc., CDI Corp., Spherion Corp., Hudson Highland Group, and On Assignment Inc.

All of the Comparable Companies are larger than ClearPoint both in terms of revenue and enterprise value, with latest twelve months (“LTM”) revenue ranging from approximately $254.8 million to approximately $2.3 billion, compared with approximately $111.3 million for ClearPoint. Based on publicly available information as of July 14, 2006, the enterprise value for the Comparable Companies ranged from approximately $206.0 million to approximately $1.2 billion.

Capitalink noted that four of the Comparable Companies are more profitable than ClearPoint, with LTM EBITDA margins ranging from approximately 2.0% to approximately 11.3%, compared with approximately 6.1% for ClearPoint.

Capitalink also noted the following with respect to ClearPoint’s future projected growth in revenue and EBITDA.

•	Last fiscal year (“LFY”) and projected calendar year (“CY”) 2006 and CY2007 revenue growth is consistently and significantly stronger than all of the Comparable Companies.

•	LFY EBITDA growth is significantly stronger that all of the Comparable Companies, and projected CY2006 and CY2007 EBITDA growth are in line with the mean of the Comparable Companies.

•	LTM and projected CY2006 and CY2007 EBITDA margins are in line with the mean of the Comparable Companies.

Enterprise values were used to calculate multiples of LTM, CY2006 and CY2007 revenue and EBITDA. For comparison purposes, all operating profits including LTM EBITDA were normalized to exclude unusual and extraordinary expenses and income.

Capitalink noted the following with respect to the multiples generated:

•	The enterprise value to LTM revenue multiple ranged from 0.17 times to 0.92 times, with a mean of 0.57 times.

•	The enterprise value to CY2006 revenue multiple ranged from 0.16 times to 0.85 times, with a mean of 0.53 times.

•	The enterprise value to CY2007 revenue multiple ranged from 0.15 times to 0.81 times, with a mean of 0.49 times.

•	The enterprise value to LTM EBITDA multiple ranged from 8.1 times to 20.8 times, with a mean of 11.4 times.

•	The enterprise value to CY2006 EBITDA multiple ranged from 6.4 times to 16.8 times, with a mean of 9.9 times.

•	The enterprise value to CY2007 EBITDA multiple ranged from 4.3 times to 10.7 times, with a mean of 7.8 times.

Capitalink selected an appropriate multiple range for ClearPoint by examining the range indicated by the Comparable Companies and taking into account certain ClearPoint-specific factors. Capitalink expects ClearPoint’s valuation multiples to be above the mean of the Comparable Companies due to its significant growth in revenues and EBITDA.

Based on the above factors, Capitalink applied the following multiple range to ClearPoint’s LTM revenue, CY2006 revenue, CY2007 revenue, LTM EBITDA, CY2006 EBITDA and CY2007 EBITDA.

•	Between 0.70 and 0.80 times LTM revenue.

•	Between 0.65 and 0.75 times CY2006 revenue.

•	Between 0.60 and 0.70 times CY2007 revenue.

•	Between 12.0 and 13.0 times LTM EBITDA.

•	Between 11.0 and 12.0 times CY2006 EBITDA.

•	Between 10.0 and 11.0 times CY2007 EBITDA.

Based on the selected multiple ranges, Capitalink calculated a range of enterprise values for ClearPoint by weighting the above indications equally.

Capitalink then deducted estimated debt as of the closing of the merger of approximately $15.0 million to derive an indicated equity value range of approximately $68.3 million to approximately $78.6 million.

None of the Comparable Companies have characteristics identical to ClearPoint. An analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading of the Comparable Companies.

ClearPoint Comparable Transaction Analysis

A comparable transaction analysis involves a review of merger, acquisition and asset purchase transactions involving target companies that are in related industries to ClearPoint.

The comparable transaction analysis generally provides the widest range of value due to the varying importance of an acquisition to a buyer (i.e., a strategic buyer willing to pay more than a financial buyer) in addition to the potential differences in the transaction process (i.e., competitiveness among potential buyers).

Information is typically not disclosed for transactions involving a private seller, even when the buyer is a public company, unless the acquisition is deemed to be “material” for the acquirer. As a result, the selected comparable transaction analysis is limited to transactions involving the acquisition of a public company, or substantially all of its assets, or the acquisition of a large private company, or substantially all of its assets, by a public company.

Capitalink located 14 transactions announced since May 2003 involving target companies providing staffing and outsourcing services (the “Comparable Transactions”) and for which detailed financial information was available.

The Comparable Transactions were as follows:

TARGET	ACQUIROR
• Metropolitan Research Associates	• Cross Country Healthcare, Inc.
• Remedytemp Inc.	• SELECT Personnel Services
• St. George’s Harvey Nash Ltd.	• Hays plc
• Staff Search Ltd.	• Crdentia Corp.
• DIS Deutscher Industrie Service AG	• Adecco SA
• PRG – Schultz International Inc.	• Cannell Capital Management
• RS Staffing Services	• TeamStaff Inc.
• Balance Ervaring op Projectbasis B.V.	• Hudson Highland Group Inc.
• Altedia SA	• Adecco SA
• Spartan Staffing Inc.	• Labor Ready Inc.
• EPIX Holding	• Gevity HR Inc.
• Hall Kinion & Associates Inc.	• Kforce Inc.
• Med-Staff Inc.	• Cross Country Healthcare Inc.

Based on the information disclosed with respect to the targets in the each of the Comparable Transactions, Capitalink calculated and compared the enterprise values as a multiple of LTM revenue and LTM EBITDA.

Capitalink noted the following with respect to the multiples generated:

•	The enterprise value to LTM revenue multiple ranged from 0.11 times to 2.21 times, with a mean of 0.91 times.

•	The enterprise value to LTM EBITDA multiple ranged from 5.3 times to 35.6 times, with a mean of 13.5 times.

Capitalink expects ClearPoint to be valued in line with the mean of the Comparable Transactions multiples. Capitalink determined a range of indicated enterprise values for ClearPoint by selecting the following range of valuation multiples based on the Comparable Transactions, and then applied them to ClearPoint’s LTM revenue and LTM EBITDA:

•	Between 0.80 and 0.90 times LTM revenue.

•	Between 13.0 and 14.0 times LTM EBITDA.

Based on the selected multiple ranges, Capitalink calculated a range of enterprise values for ClearPoint by weighting the above indications equally and then deducted estimated debt as of the closing of the merger of approximately $15.0 million to derive an indicated equity value range of approximately $75.7 million to approximately $84.9 million.

None of the target companies in the Comparable Transactions have characteristics identical to ClearPoint. Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the Comparable Transactions and other factors that could affect the respective acquisition values.

80% Test

ClearPoint’s initial business combination must be with a target business whose fair market value is at least equal to 80% of our net assets at the time of such acquisition (the “80% Test”).

Capitalink reviewed and estimated our net assets at the close of the merger in comparison to ClearPoint’s indicated range of fair market value. Capitalink noted that the fair market value of ClearPoint exceeds 80% of our net asset value. For the purposes of this analysis, Capitalink assumed that fair market value is equivalent to equity value. For the purposes of the 80% Test, Capitalink utilized our stockholders’ equity as of June 30, 2006 and expects that there will be no increase in this figure until the close of the Merger. This establishes a “high threshold” value that Capitalink deems appropriate for this test.

Material Federal Income Tax Consequences of the Merger

The following section is a summary of the opinion of Graubard Miller, counsel to Terra Nova, regarding material United States federal income tax consequences of the merger to holders of Terra Nova common stock. This discussion addresses only those Terra Nova security holders that hold their securities as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the Code), and does not address all the United States federal income tax consequences that may be relevant to particular holders in light of their individual circumstances or to holders that are subject to special rules, such as:

•	financial institutions;

•	investors in pass-through entities;

•	tax-exempt organizations;

•	dealers in securities or currencies;

•	traders in securities that elect to use a mark to market method of accounting;

•	persons that hold Terra Nova common stock as part of a straddle, hedge, constructive sale or conversion transaction; and

•	persons who are not citizens or residents of the United States.

The Graubard Miller opinion is based upon the Code, applicable treasury regulations thereunder, published rulings and court decisions, all as currently in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local and foreign laws, or federal laws other than those pertaining to the income tax, are not addressed.

Neither Terra Nova nor ClearPoint intends to request any ruling from the Internal Revenue Service as to the United States federal income tax consequences of the merger.

It is the opinion of Graubard Miller that no gain or loss will recognized by Terra Nova or by the stockholders of Terra Nova if their conversion rights are not exercised.

It is also the opinion of Graubard Miller that a stockholder of Terra Nova who exercises conversion rights and effects a termination of the stockholder’s interest in Terra Nova will generally be required to recognize gain or loss upon the exchange of that stockholder’s shares of common stock of Terra Nova for cash. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that stockholder’s shares of Terra Nova common stock. This gain or loss will generally be a capital gain or loss if such shares were held as a capital asset on the date of the merger and will be a long-term capital gain or loss if the holding period for the share of Terra Nova common stock is more than one year. The tax opinion issued to Terra Nova by Graubard Miller, its counsel, is attached to this proxy statement as Annex F. Graubard Miller has consented to the use of its opinion in this proxy statement.

This discussion is intended to provide only a general summary of the material United States federal income tax consequences of the merger. It does not address tax consequences that may vary with, or are contingent on, your individual circumstances. In addition, the discussion does not address any non-income tax or any foreign, state or local tax consequences of the merger. Accordingly, you are strongly urged to consult with your tax advisor to determine the particular United States federal, state, local or foreign income or other tax consequences to you of the merger.

Anticipated Accounting Treatment

The merger will be accounted for under the purchase method of accounting as a reverse acquisition in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for accounting and financial reporting purposes. Under this method of accounting, Terra Nova will be treated as the “acquired” company for financial reporting purposes. In accordance with guidance applicable to these circumstances, the merger will be considered to be a capital transaction in substance. Accordingly, for accounting purposes, the merger will be treated as the equivalent of ClearPoint issuing stock for the net monetary assets of Terra Nova, accompanied by a recapitalization. The net monetary assets of Terra Nova will be stated at their fair value, essentially equivalent to historical costs, with no goodwill or other intangible assets recorded. The accumulated deficit of ClearPoint will be carried forward after the merger. Operations prior to the merger will be those of ClearPoint.

Regulatory Matters

The merger and the transactions contemplated by the merger agreement are not subject to any additional federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or HSR Act, except for filings with the State of Delaware necessary to effectuate the transactions contemplated by the merger proposal.

THE MERGER AGREEMENT

The following summary of the material provisions of the merger agreement is qualified by reference to the complete text of the merger agreement, a copy of which is attached as Annex A to this proxy statement. All stockholders are encouraged to read the merger agreement in its entirety for a more complete description of the terms and conditions of the merger.

General; Structure of Merger

On August 9, 2006, Terra Nova entered into a merger agreement with ClearPoint and the ClearPoint stockholders. Merger Sub, a wholly owned subsidiary of Terra Nova, formed to effectuate the merger by merging with and into ClearPoint, is also a party to the merger agreement. ClearPoint will be the surviving corporation in the merger and, as a result, will be a wholly owned subsidiary of Terra Nova through an exchange of all the issued and outstanding shares of capital stock of ClearPoint for shares of common stock of Terra Nova.

The ClearPoint stockholders approved and adopted the merger agreement, and the transactions contemplated thereby by virtue of the execution of the merger agreement and the amendments. Accordingly, no further action is required to be taken by ClearPoint stockholders to approve the merger.

Closing and Effective Time of the Merger

The closing of the merger will take place promptly following the satisfaction of the conditions described below under “The Merger Agreement—Conditions to the Closing of the Merger,” unless Terra Nova and ClearPoint agree in writing to another time. The merger is expected to be consummated promptly after the special meeting of Terra Nova’s stockholders described in this proxy statement.

Name; Headquarters; Stock Symbols

After completion of the merger:

•	the name of Terra Nova will be ClearPoint Business Resources, Inc.;

•	the corporate headquarters and principal executive offices of Terra Nova will be located at 1600 Manor Drive, Suite 110, Chalfont, PA 18914, which are ClearPoint’s corporate headquarters; and

•	Terra Nova and ClearPoint will cause the common stock, warrants and units of Terra Nova outstanding prior to the merger, which are traded on the OTCBB, to continue trading on the OTCBB or to be listed on Nasdaq. If Terra Nova’s common stock, warrants and units are listed on Nasdaq at the time of the closing, the symbols will change to ones determined by the board of directors and the trading medium that are reasonably representative of the corporate name or business of Terra Nova.

Merger Consideration

The holders of the outstanding shares of common stock of ClearPoint immediately before the merger will receive from Terra Nova 5,997,727 shares of Terra Nova common stock at the closing of the merger, subject to adjustment based upon levels of funded debt and of defined working capital and adjusted earnings before interest, taxes, depreciation and amortization of ClearPoint at the closing. The number of Terra Nova shares will be increased if the persons who hold warrants to purchase common stock of ClearPoint exercise their warrants and become holders of ClearPoint common stock prior to the Closing. ClearPoint has three warrant holders whose warrants are exercisable into approximately 989 shares of ClearPoint common stock. Such shares of ClearPoint common stock would be converted into approximately 593,182 shares of Terra Nova common stock upon consummation of the merger. Assuming such persons exercise their ClearPoint warrants into shares of ClearPoint common stock prior to the closing, the ClearPoint stockholders would receive 6,590,909 shares of Terra Nova common stock at closing. Unless otherwise indicated, this proxy statement assumes that only 5,997,727 shares are issued in the merger. Immediately following the merger, the ClearPoint stockholders will own approximately 47% of the total issued and outstanding Terra Nova common stock, assuming that no Terra Nova stockholders seek conversion of their Terra Nova stock into their pro rata share of the trust account.

The number of Terra Nova shares to be issued at closing will be increased or decreased by 181.818 shares for each $1,000 that funded debt at the closing is less than or greater than $15,000,000, respectively. The number of Terra Nova shares will also be decreased by (i) 181.818 shares for each $1,000 that defined working capital (current assets less current liabilities) at the closing is less than $8,000,000 and (ii) 145,454.545 shares for each $100,000 that the last twelve months adjusted earnings before interest, taxes, depreciation and amortization at the closing is less than $6,600,000.

Terra Nova’s Board determined that the fair market value of ClearPoint is at least 80% of Terra Nova’s net assets. In reaching such determination, Terra Nova’s board noticed that the merger consideration equaled at least 80% of Terra Nova’s net assets, based upon the number of shares being issued at the closing (5,997,727) and the closing price of Terra Nova’s common stock on July 14, 2006 ($5.21). The board did not consider the three performance payments described below in this analysis, since such payments are contingent and may never be paid. Further, the Terra Nova Board received an opinion from Capitalink, L.C., as described below, that the merger consideration is fair to its stockholders from a financial point of view and that the fair market value of ClearPoint is at least equal to 80% of its net assets.

The merger agreement also provides for the ClearPoint stockholders to receive additional performance payments based on the share price of Terra Nova’s common stock after closing. The performance payments are payable in cash and shares in the aggregate amounts indicated below to be allocated pro rata in accordance with the number of shares held by each ClearPoint stockholder:

Tranche	Expiry Date	Cash	Shares	Target Share Price
1	December 31, 2007	$1,075,000	126,471	$8.50
2	12 months after Tranche 1 expiry or achievement	$1,075,000	97,727	$11.00
3	12 months after Tranche 2 expiry or achievement	$1,075,000	82,692	$13.00

The performance payments with respect to each tranche become payable only if the last reported sale price for the Terra Nova’s common shares on the market on which it is traded is at least the Target Share Price for that tranche for 45 consecutive trading days in the period prior to the tranche expiry date.

The stockholders of ClearPoint will receive cash and shares with respect to each Tranche. However, each individually, may request up to or the entire amount of each performance payment to be paid in Terra Nova shares at the Target Share Price for each tranche. Notwithstanding, Terra Nova, acting through a majority of its directors who were not stockholders of ClearPoint, has the right to pay up to the full amount of each tranche of the performance payment in cash, which will supercede any request by a ClearPoint stockholder to receive a performance payment in Terra Nova Stock. In each instance, where shares are to be issued, the shares of Terra Nova stock will be valued at the Target Share Price for the tranche in question.

Escrow Agreement

Ten percent of the shares to be issued to the ClearPoint stockholders at the closing will be placed in escrow to secure the indemnity rights of Terra Nova under the merger agreement and will be governed by the terms of an escrow agreement. The escrow agreement is attached as Annex E hereto. We encourage you to read the escrow agreement in its entirety.

Lock-Up Agreements

ClearPoint stockholders owning approximately 93% of the currently outstanding ClearPoint common stock have entered into lock-up agreements to not sell or otherwise transfer any of the shares of common stock of Terra Nova that they receive in the merger until April 18, 2008. The lock-up agreements were entered into to ensure that the shares of Terra Nova common stock received by ClearPoint stockholders in the merger will not offer the potential to impact upon the market price during the period the restrictions apply.

Employment Agreements

A condition to the closing of the merger agreement is that Michael D. Traina, ClearPoint’s current chief executive officer, and Christopher Ferguson, ClearPoint’s current president, shall enter into employment agreements with Terra Nova upon the consummation of the merger. The employment agreements are attached as Annexes H and I hereto. For a summary of the employment agreements, see the section entitled “Directors and Executive Officers of Terra Nova Following The Merger—Employment Agreements.” We encourage you to read the employment agreements in their entirety.

Election of Directors; Voting Agreement

Pursuant to the merger agreement, upon consummation of the merger, the directors of Terra Nova will be Michael D. Traina, Christopher Ferguson, Parker Drew, Michael Perrucci, Vahan Kololian, Brendan Calder and Harry Glasspiegel. At or prior to the closing, Michael D. Traina and Optos Capital, LLC, an affiliate of Christopher Ferugson, as stockholders of ClearPoint, on the one hand, and Vahan Kololian, as a stockholder of Terra Nova, on the other hand, will enter into a voting agreement pursuant to which they will agree to vote for such persons for election to Terra Nova’s board of directors through the election in 2008 as follows:

•	in the class to stand for reelection in 2008: Vahan Kololian, Michael D. Traina and Christopher Ferguson;

•	in the class to stand for reelection in 2009: Parker Drew and Michael Perrucci; and

•	in the class to stand for reelection in 2010: Brendan Calder and Harry Glasspiegel.

Messrs. Traina, Ferguson and Perrucci will be the designees of Mr. Traina and Optos Capital, LLC. Messrs. Kololian, Glasspiegel and Calder will be the designees of Mr. Kalolian. Mr. Drew will be the joint designee of Mr. Traina, Optos Capital, LLC and Mr. Kololian. Terra Nova will also be a party to the voting agreement. The voting agreement is attached as Annex D hereto. We encourage you to read the voting agreement in its entirety.

Terra Nova’s directors do not currently receive any cash compensation for their services as members of the board of directors. However, in the future, non-employee directors may receive certain cash fees and stock awards that the Terra Nova board of directors may determine to pay.

Advisory Services Agreement

TerraNova Management Corp., an affiliate of Vahan Kololian, our chairman of the board and chief executive officer, Lee W. Chung, our chief financial officer and a director, and Jesse Gill, our vice president and a director, has been retained to provide certain advisory services to ClearPoint, effective upon the closing of the merger. Mr. Kololian controls 100% of the voting interest and 55% of the non-voting equity interest of TerraNova Management. Messrs. Chung and Gill each own 20% of the non-voting equity interest of TerraNova Management. The term of the agreement is for one year after the closing and will automatically be renewed for successive one-year terms unless terminated by either party. TerraNova Management will provide services requested by ClearPoint including: advice and assistance to ClearPoint in its analysis and consideration of financial and strategic alternatives, as well as assisting with transition services. TerraNova Management will receive a fixed advisory fee of $200,000 per annum for such services, payable monthly, unless TerraNova Management fails to provide such services.

Representations and Warranties

The merger agreement contains representations and warranties of each of ClearPoint and Terra Nova relating, among other things, to:

•	proper corporate organization and similar corporate matters;

•	capital structure of each constituent company;

•	the authorization, performance and enforceability of the merger agreement;

•	licenses and permits;

•	taxes;

•	financial information and absence of undisclosed liabilities;

•	holding of leases and ownership of other properties, including intellectual property;

•	accounts receivable;

•	contracts;

•	title to properties and assets and environmental and other conditions thereof;

•	title to and condition of other assets;

•	absence of certain changes;

•	employee matters;

•	compliance with laws;

•	absence of litigation; and

•	compliance with applicable provisions of securities laws.

The ClearPoint stockholders have represented and warranted, among other things, as to their accredited investor status.

Covenants

Terra Nova and ClearPoint have each agreed to take such actions as are necessary, proper or advisable to consummate the merger. Each of them has also agreed, subject to certain exceptions, to continue to operate its respective businesses in the ordinary course prior to the closing and not to take the following actions without the prior written consent of the other party:

•	waive any stock repurchase rights, accelerate, amend or (except as specifically provided for in the merger agreement) change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

•	grant any severance or termination pay to any officer or employee except pursuant to applicable law, written agreements outstanding, or policies, or adopt any new severance plan, or amend or modify or alter in any manner any severance plan, agreement or arrangement;

•	transfer or license to any person or otherwise extend, amend or modify any material rights to any intellectual property or enter into grants to transfer or license to any person future patent rights, other than in the ordinary course of business consistent with past practices provided that in no event will license on an exclusive basis or sell any of its intellectual property;

•	declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

•	purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock, including repurchases of unvested shares at cost in connection with the termination of the relationship with any employee or consultant pursuant to stock option or purchase agreements in effect on the date hereof;

•	issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible or exchangeable securities;

•	amend its certificate of incorporation or bylaws;

•	acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to its business, or enter into any joint ventures, strategic partnerships or alliances or other arrangements that provide for exclusivity of territory or otherwise restrict such party’s ability to compete or to offer or sell any products or services;

•	sell, lease, license, encumber or otherwise dispose of any properties or assets, except (i) sales of services and licenses of software in the ordinary course of business consistent with past practice, (ii) sales of inventory in the ordinary course of business consistent with past practice, and (iii) the sale, lease or disposition (other than through licensing) of property or assets that are not material, individually or in the aggregate, to the business of such party;

•	except with respect to advances under ClearPoint’s current credit facilities, incur any indebtedness for borrowed money in excess of $100,000 in the aggregate or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities, enter into any “keep well” or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

•	adopt or amend any employee benefit plan, policy or arrangement, any employee merger or employee incentive compensation plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable “at will”), pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants, except in the ordinary course of business consistent with past practices;

•	pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of this Agreement) other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practices or in accordance with their terms, or liabilities previously disclosed in financial statements to the other party in connection with the merger agreement or incurred since the date of such financial statements, or waive the benefits of, agree to modify in any manner, terminate, release any person from or knowingly fail to enforce any confidentiality or similar agreement to which it is a party or of which it is a beneficiary;

•	except in the ordinary course of business consistent with past practices, modify, amend or terminate any material contract, or waive, delay the exercise of, release or assign any material rights or assign any material rights or claims thereunder;

•	except as required by U.S. GAAP, revalue any of its assets or make any change in accounting methods, principles or practices;

•	except in the ordinary course of business consistent with past practices, incur or enter into any agreement, contract or commitment requiring such party to pay in excess of $100,000 in any 12 month period;

•	engage in any action that could reasonably be expected to cause the merger to fail to qualify as a “reorganization” under Section 368(a) of the Code;

•	make or rescind any tax elections that, individually or in the aggregate, could be reasonably likely to adversely affect in any material respect the tax liability or tax attributes of such party, settle or compromise any material income tax liability or, except as required by applicable law, materially change any method of accounting for tax purposes or prepare or file any return in a manner inconsistent with past practice;

•	settle any litigation to which any officer, director, stockholder or holder of derivative securities is a party or where the consideration given by ClearPoint is other than monetary;

•	form, establish or acquire any subsidiary except as contemplated by the merger agreement;

•	permit any person to exercise any of its discretionary rights under any plan to provide for the automatic acceleration of any outstanding options, the termination of any outstanding repurchase rights or the termination of any cancellation rights issued pursuant to such plans;

•	make capital expenditures except in accordance with prudent business and operational practices consistent with prior practice;

•	make or omit to take any action which would be reasonably anticipated to have a material adverse effect;

•	enter into any transaction with or distribute or advance any assets or property to any of its officers, directors, partners, stockholders or other affiliates; or

•	agree in writing or otherwise agree, commit or resolve to take any of the foregoing actions.

The merger agreement also contains additional covenants of the parties, including covenants providing for:

•	the parties to use commercially reasonable efforts to obtain all necessary approvals from stockholders, governmental agencies and other third parties that are required for the consummation of the transactions contemplated by the merger agreement;

•	ClearPoint to maintain insurance polices providing insurance coverage for its business and its assets in the amounts and against the risks as are commercially reasonable for the businesses and risks covered;

•	the protection of confidential information of the parties and, subject to the confidentiality requirements, the provision of reasonable access to information;

•	Terra Nova to prepare and file this proxy statement;

•	the ClearPoint stockholders to release and forever discharge ClearPoint and its directors, officers, employees and agents, from any and all rights, claims, demands, judgments, obligations, liabilities and damages arising out of or resulting from such stockholder’s status as a holder of an equity interest in ClearPoint, and employment, service, consulting or other similar agreement entered into with ClearPoint prior to the consummation of the merger agreement;

•	ClearPoint and the ClearPoint stockholders to waive their rights to make claims against Terra Nova to collect from the trust account established for the benefit of the Terra Nova stockholders who purchased their securities in Terra Nova’s IPO for any moneys that may be owed to them by Terra Nova for any reason whatsoever, including breach by Terra Nova of the merger agreement or its representations and warranties therein;

•	the ClearPoint stockholders to repay to ClearPoint, at or prior to the consummation of the merger, all direct and indirect indebtedness and other obligations owed by them to ClearPoint;

•	Terra Nova and ClearPoint to use their reasonable best efforts to obtain the listing for trading on Nasdaq of Terra Nova common stock and warrants. If such listing is not obtainable by the closing of the merger, Terra Nova and ClearPoint will continue to use their best efforts after closing of the merger to obtain such listing;

•	Terra Nova to maintain current policies of directors’ and officers’ liability insurance with respect to claims arising from facts and events that occurred prior to the consummation of the merger for a period of six years after the consummation of the merger; and

•	ClearPoint to deliver specified financial information to Terra Nova.

Conditions to Closing of the Merger

General Conditions

Consummation of the merger agreement and the related transactions is conditioned on the Terra Nova stockholders, at a meeting called for these purposes, (i) adopting the merger agreement and approving the merger, (ii) approving the change of Terra Nova’s name, and (iii) approving the increase of the authorized shares of Terra Nova’s common stock from 30,000,000 to 60,000,000. The Terra Nova stockholders will also be asked to adopt the incentive compensation plan and to approve the removal of all of the provisions of Article Sixth of Terra Nova’s certificate of incorporation other than the paragraph relating to Terra Nova’s classified board of directors. The consummation of the merger is not dependent on the approval of either of such actions.

In addition, the consummation of the transactions contemplated by the merger agreement is conditioned upon normal closing conditions in a transaction of this nature, including:

•	holders of fewer than twenty percent (20%) of the shares of Terra Nova common stock issued in Terra Nova’s IPO and outstanding immediately before the consummation of the merger shall have properly exercised their rights to convert their shares into a pro rata share of the trust account in accordance with Terra Nova’s certificate of incorporation;

•	the delivery by each party to the other party of a certificate to the effect that the representations and warranties of the delivering party are true and correct in all material respects as of the closing and all covenants contained in the merger agreement have been materially complied with by the delivering party;

•	the receipt of necessary consents and approvals by third parties and the completion of necessary proceedings;

•	Terra Nova’s common stock being quoted on the OTCBB or listed for trading on Nasdaq and there being no action or proceeding pending or threatened against Terra Nova by the National Association of Securities Dealers, Inc. (“NASD”) to prohibit or terminate the quotation of Terra Nova’s common stock on the OTCBB or the trading thereof on Nasdaq;

•	no order, stay, judgment or decree being issued by any governmental authority preventing, restraining or prohibiting in whole or in part, the consummation of such transactions;

ClearPoint’s Conditions to Closing

The obligations of ClearPoint to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

•	there shall have been no material adverse effect with respect to Terra Nova since the date of the merger agreement;

•	ClearPoint shall have received a legal opinion substantially in the form annexed to the merger agreement, which is customary for transactions from Graubard Miller, counsel to Terra Nova;

•	Terra Nova shall have made appropriate arrangements with Continental Stock Transfer & Trust Company to have the trust account disbursed to Terra Nova immediately upon the Closing; and

Terra Nova’s Conditions to Closing

The obligations of Terra Nova to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above in the second paragraph of this section, are conditioned upon each of the following, among other things:

•	there shall have been no material adverse effect with respect to ClearPoint since the date of the merger agreement;

•	an employment agreement between Terra Nova and each of Michael D. Traina and Christopher Ferguson shall be in full force and effect;

•	Terra Nova shall have received a legal opinion substantially in the form annexed to the merger agreement, which is customary for transactions of this nature, from Blank Rome LLP, counsel to ClearPoint;

•	Terra Nova shall have received a “comfort” letter from Lazar Levine & Felix LLP, independent auditors, in the customary form dated the closing date with respect to certain financial statements and other information included in the proxy statement; and

•	the advisory services agreement between ClearPoint and TerraNova Management Corp. shall be in full force and effect.

If permitted under the applicable law, either ClearPoint or Terra Nova may waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the merger agreement. The condition requiring that the holders of fewer than 20% of the shares of Terra Nova common stock issued in its IPO affirmatively vote against the merger proposal and demand conversion of their shares into cash may not be waived. We cannot assure you that all of the conditions will be satisfied or waived.

Indemnification

As the sole remedy for the obligation of the ClearPoint stockholders to indemnify and hold harmless Terra Nova for any damages, whether as a result of any third party claim or otherwise, and which arise as a result of or in connection with the breach of representations and warranties and agreements and covenants of ClearPoint, at the closing, 10% of the shares of Terra Nova common stock to be issued to the ClearPoint stockholders as merger consideration upon consummation of the merger will be deposited in escrow. The escrowed shares will be taken from all of the ClearPoint stockholders, pro rata in accordance with their ownership. Claims for indemnification may be asserted by Terra Nova once the damages exceed $475,000 and are indemnifiable to the extent that damages exceed $375,000. Any shares of Terra Nova common stock remaining in the Indemnity Escrow Fund on the thirtieth day after the date that Terra Nova files its Annual Report on Form 10K for the year ended December 31, 2007, or for such further period as may be required pursuant to the Escrow Agreement shall be released to the persons entitled to them. For purposes of satisfying an indemnification claim, shares of Terra Nova common stock will be valued at the average reported last sales price for the ten trading days ending on the last day prior to the day that the claim is paid. The escrow agreement is attached as Annex E hereto. We encourage you to read he escrow agreement in its entirety.

The board of directors of Terra Nova has appointed Vahan Kololian to take all necessary actions and make all decisions pursuant to the escrow agreement regarding Terra Nova’s right to indemnification under the merger agreement. If Mr. Kololian ceases to so act, the board shall appoint as a successor a person who was a director of Terra Nova prior to the closing who would qualify as an “independent” director of Terra Nova and who had no relationship with ClearPoint prior to the closing. Mr. Kololian, and any successor, is charged with making determinations whether Terra Nova may be entitled to indemnification, and may make a claim for indemnification by giving notice to Michael D. Traina, as representative of the ClearPoint stockholders, with a copy to the escrow agent, specifying the details of the claim. Mr. Traina, or Christopher Ferguson, his successor, or another successor, who may be appointed by him, or by the board of Terra Nova, acting through its members who were directors of ClearPoint prior to the closing, from among those of its members who were former stockholders of ClearPoint, or such other person as such members may designate, may accept the claim or dispute it. If the claim is disputed and not ultimately resolved by negotiation, it shall be determined by arbitration. Upon a claim and its value becoming established by the parties or through arbitration, it is payable from the shares placed in escrow or cash substituted therefor.

Termination

The merger agreement may be terminated at any time, but not later than the closing as follows:

•	by mutual written consent of Terra Nova and ClearPoint;

•	by either party if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, ruling or other action is final and nonappealable;

•	by either party if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within 30 days of the notice of an intent to terminate, provided that the terminating party is itself not in breach;

•	by either party if, at the Terra Nova stockholder meeting, the merger agreement and the transactions contemplated thereby shall fail to be approved and adopted by the affirmative vote of the holders of Terra Nova’s common stock, or the holders of 20% or more of the shares issued in Terra Nova’s IPO properly exercise their conversion rights;

•	by Terra Nova if, based on information in a ClearPoint monthly financial statement delivered prior to the closing, the number of Terra Nova shares that would be issued if the closing were to take place at the end of such month would be less than 5,100,000 after the adjustments required under the merger agreement and based on certain stated assumptions; and

•	by either party if the merger has not been consummated by April 22, 2007.

If Terra Nova wrongfully fails or refuses to consummate the merger or ClearPoint terminates the merger agreement because of a material breach by Terra Nova of its covenants, representations or warranties that remains uncured 30 days after receipt of a notice of intent to terminate from ClearPoint, and Terra Nova consummates a merger or other business combination with another entity on or before April 22, 2007, Terra Nova will be obligated to pay ClearPoint, concurrently with the consummation of such other merger or business combination, a cash termination fee of $500,000, payment of which shall be in full satisfaction of all other rights of ClearPoint and its stockholders for damages under the merger agreement or otherwise. In such event, Terra Nova would obtain the funds to make the termination payment from the moneys in the trust account, when they are released upon the consummation of the other business combination.

The merger agreement does not specifically address the rights of a party in the event of a refusal or wrongful failure of the other party to consummate the merger, except in the case described above in a situation where Terra Nova would be required to pay ClearPoint the $500,000 termination fee. Other than in such event, the non-wrongful party would be entitled to assert its legal rights for breach of contract against the wrongful party.

Effect of Termination

In the event of proper termination by either Terra Nova or ClearPoint, the merger agreement will become void and have no effect, without any liability or obligation on the part of Terra Nova or ClearPoint, except that:

•	the confidentiality obligations set forth in the merger agreement will survive;

•	the waiver by ClearPoint and the ClearPoint stockholders of all rights against Terra Nova to collect from the trust account any moneys that may be owed to them by Terra Nova for any reason whatsoever, including but not limited to a breach of the merger agreement, and the acknowledgement that neither ClearPoint nor the ClearPoint stockholders will seek recourse against the trust account for any reason whatsoever, will survive;

•	the rights of the parties to bring actions against each other for breach of the merger agreement will survive;

•	the fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expenses; and

•	in the event of Terra Nova’s failure or wrongful refusal to close, or termination by ClearPoint because of a breach by Terra Nova, the requirement of Terra Nova to pay to ClearPoint a cash termination fee of $500,000 if Terra Nova thereafter consummates another business combination on or before April 22, 2007, will survive.

The merger agreement does not specifically address the rights of a party in the event of a material breach by a party of its covenants or warranties or a refusal or wrongful failure of the other party to consummate the merger. In such event, the non-wrongful party would be entitled to assert its legal rights for breach of contract against the wrongful party.

Fees and Expenses

All fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expenses whether or not the merger agreement is consummated. Upon consummation of the merger, the fees and expenses of ClearPoint’s financial advisor, Navigant Capital Advisors, Inc., in the amount of $1,618,478, shall be paid by the merged company.

Confidentiality; Access to Information

Terra Nova and ClearPoint will afford to the other party and its financial advisors, accountants, counsel and other representatives prior to the completion of the merger reasonable access during normal business hours, upon reasonable notice, to all of their respective properties, books, records and personnel to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel, as each party may reasonably request. Terra Nova and ClearPoint will maintain in confidence any non-public information received from the other party, and use such non-public information only for purposes of consummating the transactions contemplated by the merger agreement.

Amendments

The merger agreement may be amended by the parties thereto at any time by execution of an instrument in writing signed on behalf of each of the parties.

Extension; Waiver

At any time prior to the closing, any party to the merger agreement may, in writing, to the extent legally allowed:

•	extend the time for the performance of any of the obligations or other acts of the other parties to the agreement;

•	waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement or in any document delivered pursuant to the merger agreement; and

•	waive compliance with any of the agreements or conditions for the benefit of such party contained in the merger agreement.

Public Announcements

Terra Nova and ClearPoint have agreed that until closing or termination of the merger agreement, the parties will:

•	cooperate in good faith to jointly prepare all press releases and public announcements pertaining to the merger agreement and the transactions governed by it; and

•	not issue or otherwise make any public announcement or communication pertaining to the merger agreement or the transaction without the prior consent of the other party, which shall not be unreasonably withheld by the other party, except as may be required by applicable laws or court process.

Arbitration

Any disputes or claims arising under or in connection with merger agreement or the transactions contemplated thereunder will be resolved by binding arbitration. Arbitration will be commenced by the filing by a party of an arbitration demand with the American Arbitration Association (“AAA”). The arbitration will be governed and conducted by applicable AAA rules, and any award and/or decision shall be conclusive and binding on the parties. Each party consents to the exclusive jurisdiction of the federal and state courts located in the State of Delaware, New Castle County, for such purpose. The arbitration shall be conducted in Wilmington, Delaware. Each party shall pay its own fees and expenses for the arbitration, except that any costs and charges imposed by the AAA and any fees of the arbitrator shall be assessed against the losing party.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information for the nine months ended September 30, 2006 and the year ended December 31, 2005 reflect the historical results of ClearPoint and Terra Nova, adjusted to give effect to the merger.

The merger will be accounted for as a reverse acquisition under the purchase method of accounting. ClearPoint will be treated as the continuing reporting entity for accounting purposes. The assets and liabilities of TerraNova will be recorded, as of the completion of the merger, at fair value, which is considered to approximate historical cost and added to those of ClearPoint. Since TerraNova had no operations, the merger has been accounted for as a recapitalization of ClearPoint. For a more detailed description of purchase accounting, see “The Merger Proposal—Anticipated Accounting Treatment.” We have presented below the unaudited pro forma combined financial information that reflects the merger as a recapitalization of ClearPoint. The following selected unaudited pro forma combined financial information has been derived from, and should be read in conjunction with, the unaudited pro forma combined balance sheet and related notes thereto included elsewhere in this proxy statement.

We are providing this information to aid you in your analysis of the financial aspects of the merger. We derived this information from the audited financial statements of ClearPoint and Terra Nova as of December 31, 2005 and the unaudited financial statements of ClearPoint and Terra Nova as of September 30, 2006. Neither ClearPoint nor Terra Nova assumes any responsibility for the accuracy or completeness of the information provided by the other party. This information should be read together with the ClearPoint audited financial statements and related notes included elsewhere in this proxy statement and the Terra Nova audited financial statements included elsewhere in this proxy statement.

The pro forma condensed combined statement of operations for the year ended December 31, 2005 reflects the historical results of operations of each of ClearPoint and Terra Nova, as adjusted to give pro forma effect to the merger and the July 29, 2005 acquisition of Quantum Resources Corporation, as if both had occurred on January 1, 2005. The unaudited pro forma condensed combined balance sheet at September 30, 2006 reflects the historical financial positions of ClearPoint and Terra Nova as of such date, as adjusted to give pro forma effect to the merger as if it had occurred on September 30, 2006. The unaudited pro forma condensed combined statement of operations does not purport to represent the results of operations which would have occurred had such transactions been consummated on the dates indicated or results of operations for any future date or period. The assets and liabilities of Terra Nova have been presented at their historical cost (which is considered to be the equivalent of estimated fair value) with no goodwill or other intangible assets recorded and no increment in stockholders’ equity.

The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. The pro forma condensed combined statements of operations and the pro forma condensed combined balance sheet do not purport to represent the results of operations which would have occurred had such transactions been consummated on the dates indicated or the financial position for any future date or period.

The following information, each of which is included elsewhere in this proxy statement, should be read in conjunction with the pro forma condensed combined financial information:

•	accompanying notes to the unaudited pro forma condensed combined information;

•	separate historical consolidated financial statements of ClearPoint for the nine months ended September 30, 2006 and the year ended December 31, 2005; and

•	Separate historical financial statements of Terra Nova for the nine months ended September 30, 2006 and the year ended December 31, 2005.

The following unaudited pro forma condensed combined information has been prepared using two different levels of assumptions with respect to the number of outstanding shares of Terra Nova stock, as follows:

•	assuming no conversions—this presentation assumes that no stockholders of Terra Nova seek to convert their shares into a pro rata share of the trust account; and

•	assuming maximum conversions—this presentation assumes stockholders of Terra Nova owning 19.99% of the stock sold in Terra Nova initial public offering seek conversion.

The pro forma condensed combined balance sheet also assumes that the holders of the ClearPoint warrants will exercise their rights to redeem the warrants for cash based on the warrant valuation agreed upon in the merger agreement.

The pro forma condensed combined income statement and balance sheet reflects Terra Nova’s assumption to use existing cash to retire ClearPoint’s existing debt facilities and redemption of the ClearPoint’s outstanding warrants.

Unaudited Pro Forma Condensed Balance Sheet

Assuming No Conversions

At September 30, 2006

(in thousands)

	ClearPoint	Terra Nova	Adjustments		Pro Forma
Assets
Cash and cash equivalents	$437	$58	$9,742	(1)	$10,237
Securities, held in Trust Fund	—	30,221	(30,221)	(1)	—
Other current assets	16,601	25	—		16,626

Total current assets	17,038	30,304	(20,479)		26,863
Other assets	6,478	307	(307)	(1)	6,478

Total assets	$23,516	$30,611	$(20,786)		$33,341

Liabilities and stockholders’ equity
Total current liabilities	$8,195	$336	$(188)	(1)	$8,343
Long-term debt	13,843	—	(12,553)	(1)	1,290
Other long-term liabilities	3,179	—	(1,619)	(2)	1,560
Common stock subject to possible conversion	—	6,041	(6,041)	(3)	—
Common stock	6	1	(6)	(4)	1
Additional paid-in capital, net of treasury stock	594	23,540	(2,700)	(1)	21,434
			6,041	(3)	6,041
			699	(4)	699
			1,619	(2)	1,619
			(3,262)	(1)	(3,262)
Retained earnings accumulated during development stage	—	693	(693)	(4)	—
Deficit	(2,301)	—	(2,083)	(1)	(4,384)

Stockholders’ equity	(1,701)	24,234	(385)		22,148

Total liabilities and stockholders’ equity	$23,516	$30,611	$(20,786)		$33,341

Unaudited Pro Forma Condensed Balance Sheet

Assuming Maximum Conversions

At September 30, 2006

(in thousands)

	ClearPoint	Terra Nova	Adjustments		Pro Forma
Assets
Cash and cash equivalents	$437	$58	$3,701	(5)	$4,196
Securities, held in Trust Fund	—	30,221	(30,221)	(5)	—
Other current assets	16,601	25	—		16,626

Total current assets	17,038	30,304	(26,520)		20,822
Other assets	6,478	307	(307)	(5)	6,478

Total assets	$23,516	$30,611	$(26,827)		$27,300

Liabilities and stockholders’ equity
Total current liabilities	$8,195	$336	$(188)	(5)	$8,343
Long-term debt	13,843	—	(12,553)	(5)	1,290
Other long-term liabilities	3,179	—	(1,619)	(6)	1,560
Common stock subject to possible conversion	—	6,041	(6,041)	(5)	—
Common stock	6	1	(6)	(7)	1
Additional paid-in capital, net of treasury stock	594	23,540	(2,700)	(5)	21,434
			699	(7)	699
			1,619	(6)	1,619
			(3,262)	(5)	(3,262)
Retained earnings accumulated during development stage	—	693	(693)	(7)	—
Deficit	(2,301)	—	(2,083)	(5)	(4,384)

Stockholders’ equity	(1,701)	24,234	(6,426)		16,107

Total liabilities and stockholders’ equity	$23,516	$30,611	$(26,827)		$27,300

Notes to Unaudited Pro Forma Consolidated Condensed Balance Sheets

Assuming no conversions

(1)	30,221	Conversion of securities held in Trust Fund into unrestricted cash
	(2,393)	Payment of fees to investment advisors, attorneys, ClearPoint employees and accountants, net of $307 on Terra Nova’s books at September 30, 2006
	(188)	Payment of accrued acquisition costs
	(12,103)	Repayment of ClearPoint debt facilities with Bridge Healthcare Finance (“Bridge”)
	(450)	Repayment of ClearPoint debt facilities with former StaffBridge Stockholders
	(3,262)	Redemption of ClearPoint warrants held by Bridge
	(83)	Incremental fees paid to Terra Nova Management Corporation
	(2,000)	Estimated premium on early extinguishment of Bridge debt

	9,742	Total adjustments to cash

	(83)	Incremental fees paid to Terra Nova Management Corporation
	(2,000)	Estimated premium on early extinguishment of Bridge debt

	(2,083)	Total adjustments to deficit

	(30,221)	Conversion of securities held in Trust Fund into unrestricted cash
	(307)	Reduction of deferred acquisition costs
	(188)	Payment of accrued acquisition costs
	(12,553)	Repayment of ClearPoint debt facilities with Bridge
	(2,700)	Reduction of paid-in capital for payment of fees to investment advisors, attorneys,
ClearPoint employees and accountants
	(3,262)	Redemption of ClearPoint warrants held by Bridge

(2)	(1,619)	Reclassification of accrued warrant liability to paid-in capital
	1,619	Reclassification of accrued warrant liability to paid-in capital

(3)	(6,041)	Reclassification of common stock subject to possible conversion to paid-in capital
	6,041	Reclassification of common stock subject to possible conversion to paid-in capital

(4)	(6)	Common stock
	(693)	Transfer from earnings accumulated during development stage
	699	Additional paid-in capital

Notes to Unaudited Pro Forma Consolidated Condensed Balance Sheets

Assuming maximum conversions

(5)	30,221	Conversion of securities held in Trust Fund into unrestricted cash
	(6,041)	Conversion of dissenting shares
	(2,393)	Payment of fees to investment advisors, attorneys, ClearPoint employees and accountants, net of $307 on Terra Nova’s books at September 30, 2006
	(188)	Payment of accrued acquisition costs
	(12,103)	Repayment of ClearPoint debt facilities with Bridge Healthcare Finance (“Bridge”)
	(450)	Repayment of ClearPoint debt facilities with former StaffBridge Stockholders
	(3,262)	Redemption of ClearPoint warrants held by Bridge
	(83)	Incremental fees paid to Terra Nova Management Corporation
	(2,000)	Estimated premium on early extinguishment of Bridge debt

	3,701	Total adjustments to cash

	(83)	Incremental fees paid to Terra Nova Management Corporation
	(2,000)	Estimated premium on early extinguishment of Bridge debt

	(2,083)	Total adjustments to deficit

	(30,221)	Conversion of securities held in Trust Fund into unrestricted cash
	(307)	Reduction of deferred acquisition costs
	(188)	Payment of accrued acquisition costs
	(12,553)	Repayment of ClearPoint debt facilities with Bridge
	(6,041)	Reduction of dissenting shares
	(2,700)	Reduction of paid-in capital for payment of fees to investment advisors, attorneys, ClearPoint employees and accountants
	(3,262)	Redemption of ClearPoint warrants held by Bridge

(6)	(1,619)	Reclassification of accrued warrant liability to paid-in capital
	1,619	Reclassification of accrued warrant liability to paid-in capital

(7)	(6)	Common stock
	(693)	Transfer from earnings accumulated during development stage
	699	Additional paid-in capital

Unaudited Pro Forma Condensed Statement of Operations

Assuming No Conversions

Nine Months Ended September 30, 2006

(in thousands, except per share amounts)

	ClearPoint	Terra Nova	Adjustments		Pro Forma
Sales	$84,800	$—	$—		$84,800
Cost of sales	69,993	—	—		69,993

Gross profit	14,807	—	—		14,807
Selling, general and administration expense	10,089	279	83	(1)	10,451
Depreciation and amortization	2,010	—	—		2,010

Income (loss) from operations	2,708	(279)	(83)		2,346
Interest (expense) income	(2,547)	920	1,777	(2)	150
Interest expense on warranty liability	(51)	—	51	(3)	—
Other income (expense)	3	—	—		3

Net income (loss) before taxes	113	641	1,745		2,499
Income taxes	525	192	258		975

Net income (loss)	$(412)	$449	$1,487		$1,524

Pro forma weighted average number of common shares outstanding					12,718
Pro forma net income per common share					0.12

Unaudited Pro Forma Condensed Statement of Operations

Assuming Maximum Conversions

Nine Months Ended September 30, 2006

(in thousands, except per share amounts)

	ClearPoint	Terra Nova	Adjustments		Pro Forma
Sales	$84,800	$—	$—		$84,800
Cost of sales	$69,993	$—	—		69,993

Gross profit	14,807	—	—		14,807
Selling, general and administration expense	$10,089	$279	83	(5)	10,451
Depreciation and amortization	$2,010	$—	—		2,010

Income (loss) from operations	2,708	(279)	(83)		2,346
Interest (expense) income	$(2,547)	$920	1,588	(6)	(39)
Interest expense on warranty liability	$(51)	—	51	(7)	—
Other income (expense)	$3	—	—		3

Net income (loss) before taxes	113	641	1,556		2,310
Income taxes	$525	$192	184	(8)	901

Net income (loss)	$(412)	$449	$1,372		$1,409

Pro forma weighted average number of common shares outstanding					11,615
Pro forma net income per common share					0.12

Notes to Unaudited Pro Forma Consolidated Condensed Statement of Operations

Assuming no conversions

(1)	83	Incremental fees paid to Terra Nova Management Corporation
(2)	2,382	Reduction in interest expense due to repayment of loan
	(920)	Reduction in interest income earned in Trust Fund
	315	Interest income on $10 million of cash based on historical performance

	1,777	Total adjustments to interest (expense) income

(3)	51	Elimination of interest expense on warrant liability
(4)	258	Adjustment to provision for income taxes

Assuming maximum conversions

(5)	83	Incremental fees paid to Terra Nova Management Corporation
(6)	2,382	Reduction in interest expense due to repayment of loan
	(920)	Reduction in interest income earned in Trust Fund
	126	Interest income on $4 million of cash based on historical performance

	1,588	Total adjustments to interest (expense) income

(7)	51	Elimination of interest expense on warrant liability
(8)	184	Adjustment to provision for income taxes

Unaudited Pro Forma Condensed Statement of Operations

Assuming No Conversions

Year Ended December 31, 2005

(in thousands, except per share amounts)

	ClearPoint(a)	Terra Nova	Adjustments		Pro Forma
Sales	$84,200	$—	$30,805	(1)	$115,005
Cost of sales	68,789	—	26,368	(2)	95,157

Gross profit	15,411	—	4,437		19,848
Selling, general and administration expense	11,025	264	3,244	(3)	14,533
Depreciation and amortization	2,013	—	398	(4)	2,411

Income (loss) from operations	2,373	(264)	795		2,904
Interest (expense) income	(2,475)	668	1,933	(5)	126
Interest expense on warranty liability	(1,173)		1,173	(6)	—
Other income (expense)	(1)		8	(7)	7

Net income (loss) before taxes	(1,276)	404	3,909		3,037
Income taxes	(77)	158	1,103	(8)	1,184

Net income (loss)	$(1,199)	$246	$2,806		$1,853

Pro forma weighted average number of common shares outstanding – basic					12,718
Pro forma weighted average number of common shares outstanding – diluted					12,892
Pro forma net income per common share – basic					$0.15
Pro forma net income per common share – diluted					$0.14

(a)	Fiscal 2005 includes the acquisition of Quantum Resources Corporation made on July 29, 2005.

Unaudited Pro Forma Condensed Statement of Operations

Assuming Maximum Conversions

Year Ended December 31, 2005

(in thousands, except per share amounts)

	ClearPoint(a)	Terra Nova	Adjustments		Pro Forma
Sales	$84,200	$—	$30,805	(9)	$115,005
Cost of sales	68,789	—	26,368	(10)	95,157

Gross profit	15,411	—	4,437		19,848
Selling, general and administration expense	11,025	264	3,244	(11)	14,533
Depreciation and amortization	2,013	—	398	(12)	2,411

Income (loss) from operations	2,373	(264)	795		2,904
Interest (expense) income	(2,475)	668	1,737	(13)	(70)
Interest expense on warranty liability	(1,173)		1,173	(14)	—
Other income (expense)	(1)		8	(15)	7

Net income (loss) before taxes	(1,276)	404	3,713		2,841
Income taxes	(77)	158	1,027	(16)	1,108

Net income (loss)	$(1,199)	$246	$2,686		$1,733

Pro forma weighted average number of common shares outstanding – basic					11,615
Pro forma weighted average number of common shares outstanding – diluted					11,789
Pro forma net income per common share – basic and diluted					$0.15

(a)	Fiscal 2005 includes the acquisition of Quantum Resources Corporation made on July 29, 2005.

Notes to Unaudited Pro Forma Consolidated Condensed Statement of Operations

Assuming no conversions

(1)	30,805	Quantum results prior to acquisition
(2)	26,368	Quantum results prior to acquisition
(3)	3,134	Quantum results prior to acquisition
	110	Incremental fees paid to Terra Nova Management Corporation

	3,244
(4)	398	Quantum results prior to acquisition
(5)	2,275	Reduction in interest expense due to repayment of loan
	(668)	Reduction in interest income earned in Trust Fund
	327	Interest income on $10 million of cash based on historical performance
	(1)	Quantum results prior to acquisition

	1,933	Total adjustments to cash

(6)	1,173	Elimination of interest expense on warrant liability
(7)	8	Quantum results prior to acquisition
(8)	1,103	Adjustment to provision for income taxes

Assuming maximum conversions

(9)	30,805	Quantum results prior to acquisition
(10)	26,368	Quantum results prior to acquisition
(11)	3,134	Quantum results prior to acquisition
	110	Incremental fees paid to Terra Nova Management Corporation

	3,244
(12)	398	Quantum results prior to acquisition
(13)	2,275	Reduction in interest expense due to repayment of loan
	(668)	Reduction in interest income earned in Trust Fund
	131	Interest income on $4 million of cash based on historical performance
	(1)	Quantum results prior to acquisition

	1,737	Total adjustments to cash

(14)	1,173	Elimination of interest expense on warrant liability
(15)	8	Quantum results prior to acquisition
(16)	1,027	Adjustment to provision for income taxes

NAME CHANGE AMENDMENT PROPOSAL

Pursuant to the merger agreement, we will change our corporate name from “Terra Nova Acquisition Corporation” to “ClearPoint Business Resources, Inc.” upon consummation of the merger. The merger will not be consummated unless the proposal to change our name is approved at the meeting. If the merger proposal is not approved, the name change amendment will not be presented at the meeting.

In the judgment of our board of directors, the change of our corporate name is desirable to reflect our merger with ClearPoint. The ClearPoint name has been a recognized name in the workforce management industry for many years.

The approval of the name change amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Terra Nova common stock on the record date.

Stockholders will not be required to exchange outstanding stock certificates for new stock certificates if the amendment is adopted.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NAME CHANGE AMENDMENT.

CAPITALIZATION AMENDMENT PROPOSAL

Pursuant to the merger agreement, we will increase the number of authorized shares of Terra Nova common stock from 30,000,000 to 60,000,000 upon consummation of the merger. The merger will not be consummated unless the proposal to increase our capitalization is approved at the meeting. If the merger proposal is not approved, the capitalization amendment will not be presented at the meeting.

In the judgment of our board of directors, the increase in our capitalization is desirable and in our stockholders’ best interests. Currently, we have 6,270,000 shares of our common stock outstanding and we will be issuing an additional 5,997,727 shares of common stock upon consummation of the merger (subject to adjustment). The number of Terra Nova shares will be increased if certain holders of warrants to purchase common stock of ClearPoint exercise their warrants and become holders of ClearPoint common stock prior to closing. Additionally, we have reserved 306,890 shares of common stock in connection with performance payments to the ClearPoint stockholders based on the share price of Terra Nova’s common stock at the closing. We have also reserved 11,520,000 shares of common stock issuable upon exercise of warrants and a unit purchase option issued in our IPO. We will also need to reserve 2,750,000 shares of common stock in connection with our incentive compensation plan proposal discussed below. The authorization of additional shares of common stock will enable us to have the flexibility to authorize the issuance of shares of common stock in the future for financing our business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits.

The approval of the capitalization amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Terra Nova common stock on the record date.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CAPITALIZATION AMENDMENT.

ARTICLE SIXTH AMENDMENT PROPOSAL

Pursuant to the merger agreement, we will remove the preamble and sections A through D, inclusive, of Article Sixth of Terra Nova’s certificate of incorporation and to redesignate section E of Article Sixth as Article Sixth upon consummation of the merger. If the merger proposal is not approved, the Article Sixth amendment will not be presented at the meeting.

In the judgment of our board of directors, the Article Sixth amendment is desirable, as sections A through D relate to the operation of Terra Nova as a blank check company prior to the consummation of a business combination. Such sections will not be applicable upon consummation of the merger.

The approval of the Article Sixth amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Terra Nova common stock on the record date.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ARTICLE SIXTH AMENDMENT.

2006 LONG-TERM INCENTIVE PLAN PROPOSAL

Background

Terra Nova’s “2006 Long-Term Incentive Plan” has been approved by Terra Nova’s board of directors and will take effect upon consummation of the merger, provided that it is approved by the stockholders at the special meeting. We are submitting the plan to our stockholders for their approval in order to comply with Nasdaq policy and so that options granted under the plan may qualify for treatment as incentive stock options.

The plan reserves 2,750,000 shares of Terra Nova common stock for issuance in accordance with its terms. The number of shares issued under the plan will be limited to 10% of the Terra Nova common stock outstanding at anytime. The purpose of the plan is to enable Terra Nova to offer its employees, officers, directors and consultants whose past, present and/or potential contributions to Terra Nova have been, are or will be important to the success of Terra Nova, an opportunity to acquire a proprietary interest in Terra Nova. The various types of incentive awards that may be provided under the plan will enable Terra Nova to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

All officers, directors and employees of ClearPoint and Terra Nova will be eligible to be granted awards under the plan. No allocations of shares that may be subject to awards have been made in respect of the executive officers or any other group, except as set forth below. All awards will be subject to the recommendations of the compensation committee and approval by the board of directors or the compensation committee.

A summary of the principal features of the plan is provided below, but is qualified in its entirety by reference to the full text of the plan, which is attached to this proxy statement as Annex C.

Administration

The plan is administered by our board or our compensation committee. Subject to the provisions of the plan, the board or committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Stock Subject to the Plan

At no time shall the aggregate number of shares of common stock subject to awards granted and outstanding under the plan exceed 10% of the number of shares of common stock then outstanding; and provided further, that no reduction in the number of shares of common stock outstanding shall cause a reduction in the number of shares of common stock subject to awards then granted and outstanding under the plan. Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, then in the Board’s or the committee’s discretion, the number of shares available under the plan may be increased by the lesser of the number of such surrendered shares and shares used to pay taxes and the number of shares purchased under the stock option.

Under the plan, on a change in the number of shares of our common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the board or committee may determine whether the change requires equitably adjusting the terms of the award or the aggregate number of shares reserved for issuance under the plan.

Eligibility

We may grant awards under the plan to employees, officers, directors and consultants who are deemed to have rendered, or to be able to render, significant services to us and who are deemed to have contributed, or to have the potential to contribute, to our success.

Types of Awards

Options. The plan provides both for “incentive” stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The board or committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value on the date of grant. The number of shares covered by incentive stock options that may be exercised by any participant during any calendar year cannot have an aggregate fair market value in excess of $100,000, measured at the date of grant.

An incentive stock option may only be granted within a ten-year period from the date of the consummation of merger and may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock. Subject to any limitations or conditions the board or committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to us specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in our securities or in combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable during the holder’s lifetime, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the board or committee, may transfer a non-qualified stock option by gift to a family member of the holder, by domestic relations order to a family member of the holder or by transfer to an entity in which more than fifty percent of the voting interests are owned by family members of the holder or the holder, in exchange for an interest in that entity.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by us or a subsidiary of ours at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability, the holder may still exercise his or her vested stock options for a period of 12 months or such other greater or lesser period as the board or committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by us or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the board or committee may determine or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated due to normal retirement, the holder may still exercise his or her vested stock options for a period of one year from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by us without cause, then the portion of any stock option that has vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the board or committee may determine but not beyond the balance of the stock option’s term.

Stock Appreciation Rights. Under the plan, we may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right will not affect the number of shares of common stock available for awards under the plan. The number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock. Under the plan, we may award shares of restricted stock either alone or in addition to other awards granted under the plan. The board or committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price if any to be paid for the restricted stock by the person receiving the stock from us, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

Restricted stock awarded under the plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of, other than to us, during the applicable restriction period. In order to enforce these restrictions, the plan requires that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. Other than regular cash dividends and other cash equivalent distributions as we may designate, pay or distribute, we will retain custody of all distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to receive and retain all regular cash dividends and other cash equivalent distributions as we may designate, pay or distribute on the restricted stock and the right to vote the shares.

Deferred Stock. Under the plan, we may award shares of deferred stock either alone or in addition to other awards granted under the plan. The board or committee determines the eligible persons to whom, and the time or times at which, deferred stock will be awarded, the number of shares of deferred stock to be awarded to any person, the duration of the period during which, and the conditions under which, receipt of the stock will be deferred, and all the other terms and conditions of deferred stock awards.

Deferred stock awards granted under the plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of other than to us during the applicable deferral period. The holder shall not have any rights of a stockholder until the expiration of the applicable deferral period and the issuance and delivery of the certificates representing the common stock. The holder may request to defer the receipt of a deferred stock award for an additional specified period or until a specified event. This request must generally be made at least one year prior to the expiration of the deferral period for the deferred stock award.

Stock Reload Options. Under the plan, we may grant stock reload options to a holder who tenders shares of common stock to pay the exercise price of a stock option or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes. A stock reload option permits a holder who exercises a stock option by delivering stock owned by the holder for a minimum of six months to receive a new stock option at the current market price for the same number of shares delivered to exercise the option. The board or committee determines the terms, conditions, restrictions and limitations of the stock reload options. The exercise price of stock reload options shall be the fair market value as of the date of exercise of the underlying option. Unless otherwise determined, a stock reload option may be exercised commencing one year after it is granted and expires on the expiration date of the underlying option.

Other Stock-Based Awards. Under the plan, we may grant other stock-based awards, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of our subsidiaries. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the plan or any of our other plans.

Accelerated Vesting and Exercisability. Unless otherwise provided in the grant of an award, if any “person,” as defined in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended (“Exchange Act”), is or becomes the “beneficial owner,” as referred in Rule 13d-3 under the Exchange Act, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding voting securities in one or more transactions, and our board of directors does not authorize or approve the acquisition, then the vesting periods with respect to options and awards granted and outstanding under the plan will be accelerated and will immediately vest, and each participant of an option and award will have the immediate right to purchase and receive all shares of our common stock subject to the option and award in accordance with the terms set forth in the plan and in the corresponding award agreements.

Unless otherwise provided in the grant of an award, the compensation committee may, in the event of an acquisition of substantially all of our assets or at least 50% of the combined voting power of our then outstanding securities in one or more transactions, including by way of merger or reorganization, which has been approved by our board of directors, accelerate the vesting of any and all stock options and other awards granted and outstanding under the plan.

Repurchases. Unless otherwise provided in the grant of an award, the compensation committee may, in the event of an acquisition of substantially all of our assets or at least 50% of the combined voting power of our then outstanding securities in one or more transactions, including by way of merger or reorganization, which has been approved by our board of directors, require a holder of any award granted under the plan to relinquish the award to us upon payment by us to the holder of cash in an amount equal to the fair market value of the award or $0.01 per share for awards that are out-of-the money.

Award Limitation. No participant may be granted awards for more than 500,000 shares in any calendar year.

Competition; Solicitation of Customers and Employees; Disclosure of Confidential Information

If a holder’s employment with us or a subsidiary of ours is terminated for any reason whatsoever, and within 12 months after the date of termination, the holder either:

•	accepts employment with any competitor of, or otherwise engages in competition with, us,

•	solicits any of our customers or employees to do business with or render services to the holder or any business with which the holder becomes affiliated or to which the holder renders services, or

•	uses or discloses to anyone outside our company any of our confidential information or material in violation of our policies or any agreement between us and the holder,

the board or the committee may require the holder to return to us the economic value of any award that was realized or obtained by the holder at any time during the period beginning on the date that is 12 months prior to the date the holder’s employment with us is terminated.

Withholding Taxes

Upon the exercise of any award granted under the plan, the holder may be required to remit to us an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of common stock.

Term and Amendments

Unless terminated by the board, the plan shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the date of the consummation of the merger. The board may at any time, and from time to time, amend the plan, provided that no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive stock options. Participants will recognize no taxable income upon the grant or exercise of an incentive stock option. The participant will realize no taxable income when the incentive stock option is exercised if the participant has been an employee of our company or our subsidiaries at all times from the date of the grant until three months before the date of exercise, one year if the participant is disabled. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. We will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above: the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for the shares; and we will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

In the case of a disposition of shares earlier than two years from the date of the grant or in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on the disposition over the exercise price, which is the same amount included in regular taxable income.

Non-Incentive stock options. With respect to non-incentive stock options:

•	upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of our common stock on the date of grant;

•	upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and we will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and

•	we will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

If the shares acquired upon exercise of a non-incentive stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the Code to elect to be taxed on the receipt of shares, and we will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Stock appreciation rights. Upon the grant of a stock appreciation right, the participant recognizes no taxable income and we receive no deduction. The participant recognizes ordinary income and we receive a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

Restricted stock. A participant who receives restricted stock will recognize no income on the grant of the restricted stock and we will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. A participant’s shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16(b) of the Exchange Act. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. The forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. The loss will be a capital loss if the shares are capital assets. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Whether or not the participant makes an election under Section 83(b), we generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by us subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by us.

Deferred stock. A participant who receives an award of deferred stock will recognize no income on the grant of the award. However, he or she will recognize ordinary compensation income on the transfer of the deferred stock, or the later lapse of a substantial risk of forfeiture to which the deferred stock is subject, if the participant does not make a Section 83(b) election, in accordance with the same rules as discussed above under the caption “Restricted stock.”

Other stock-based awards. The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards that may be granted under the plan may constitute deferred compensation subject to the Section 409A requirements. It is our intention that any award agreement governing awards subject to Section 409A will comply with these new rules.

Recommendation and Vote Required

Approval of our incentive compensation plan will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock represented in person or by proxy and entitled to vote at the meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2006 LONG-TERM INCENTIVE PLAN.

OTHER INFORMATION RELATED TO TERRA NOVA

Business of Terra Nova

Terra Nova was formed on July 21, 2004, to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an unidentified operating business. Prior to executing the merger agreement with ClearPoint, Terra Nova’s efforts were limited to organizational activities, completion of its IPO and the evaluation of possible business combinations.

Offering Proceeds Held in Trust

Terra Nova consummated its IPO on April 22, 2005. The net proceeds of the offering, including proceeds from the exercise of the underwriters’ over-allotment option, and after payment of underwriting discounts and expenses were approximately $29,556,400. Of that amount, $28,648,800 was placed in the trust account and invested in government securities. The remaining proceeds have been used by Terra Nova in its pursuit of a business combination. The trust account will not be released until the earlier of the consummation of a business combination or the liquidation of Terra Nova. The trust account contained approximately $30,535,360 as of January 19, 2007, the record date. If the merger with ClearPoint is consummated, the trust account will be released to Terra Nova, less the amounts paid to stockholders of Terra Nova who vote against the merger and elect to convert their shares of common stock into their pro-rata share of the trust account.

The holders of shares of Terra Nova common stock issued in the IPO will be entitled to receive funds from the trust account only in the event of Terra Nova’s liquidation or if the stockholders seek to convert their respective shares into cash and the merger is actually completed. In no other circumstances shall a stockholder have any right or interest of any kind to or in the trust account.

Fair Market Value of Target Business

Pursuant to Terra Nova’s certificate of incorporation, the initial target business that Terra Nova acquires must have a fair market value equal to at least 80% of Terra Nova’s net assets at the time of such acquisition. Terra Nova’s board of directors determined that this test was met in connection with its acquisition of ClearPoint. Further, Terra Nova has received an opinion from Capitalink, L.C. that this test has been met.

Stockholder Approval of Business Combination

Terra Nova will proceed with the acquisition of ClearPoint only if a majority of the Terra Nova shares sold in the IPO present in person or represented by proxy and entitled to vote at the special meeting is voted in favor of the merger proposal and a majority of the outstanding shares of Terra Nova common stock is voted in favor of each of the name change amendment and the capitalization amendment. The Terra Nova Inside Stockholders have agreed to vote their common stock issued prior to the IPO on the merger proposal in accordance with the vote of holders of a majority of the Terra Nova shares sold in the IPO present in person or represented by proxy and entitled to vote at the special meeting. If the holders of 20% or more of Terra Nova’s common stock vote against the merger proposal and properly demand that Terra Nova convert their shares into their pro rata share of the trust account, then Terra Nova will not consummate the merger. In this case, Terra Nova will be forced to liquidate.

Liquidation If No Business Combination

Terra Nova’s certificate of incorporation provides for mandatory liquidation of Terra Nova if Terra Nova does not consummate a business combination within 18 months from the date of consummation of its IPO, or 24 months from the consummation of the IPO if certain extension criteria have been satisfied. Such dates are October 22, 2006 and April 22, 2007, respectively. Terra Nova signed a letter of intent with ClearPoint on May 29, 2006 and signed a definitive merger agreement with ClearPoint on August 9, 2006. As a result of having signed the letter of intent, Terra Nova satisfied the extension criteria and now has until April 22, 2007 to complete the merger.

If Terra Nova does not complete the merger by April 22, 2007, Terra Nova will be dissolved pursuant to Section 275 of the Delaware General Corporation Law. In connection with such dissolution, the expected procedures of which are set forth below, Terra Nova will distribute to all of its public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in the trust account, inclusive of any interest, plus remaining assets. Terra Nova’s stockholders who obtained their Terra Nova stock prior to Terra Nova’s IPO have waived their rights to participate in any liquidation distribution with respect to shares of common stock owned by them immediately prior to the IPO. There will be no distribution from the trust account with respect to Terra Nova’s warrants.

We anticipate that, if we are unable to complete the business combination with ClearPoint, the following will occur:

•	our board of directors will convene and adopt a specific plan of dissolution and liquidation, which it will then vote to recommend to our stockholders; at such time it will also cause to be prepared a preliminary proxy statement setting out such plan of dissolution and liquidation as well as the board’s recommendation of such plan;

•	we will promptly file our preliminary proxy statement with the Securities and Exchange Commission;

•	if the Securities and Exchange Commission does not review the preliminary proxy statement, then, 10 days following the filing of such preliminary proxy statement, we will mail the definitive proxy statement to our stockholders, and 10-20 days following the mailing of such definitive proxy statement, we will convene a meeting of our stockholders, at which they will vote on our plan of dissolution and liquidation; and

•	if the Securities and Exchange Commission does review the preliminary proxy statement, we currently estimate that we will receive their comments 30 days after the filing of such proxy statement. We would then mail the definitive proxy statement to our stockholders following the conclusion of the comment and review process (the length of which we cannot predict with any certainty, and which may be substantial) and we will convene a meeting of our stockholders at which they will vote on our plan of dissolution and liquidation.

We expect that all costs associated with the implementation and completion of our plan of dissolution and liquidation will be funded by any remaining net assets not held in the trust account, although we cannot assure you that there will be sufficient funds for such purpose. If such funds are insufficient, we anticipate that our management will advance us the funds necessary to complete such dissolution and liquidation (currently anticipated to be no more than approximately $50,000) and not seek reimbursement thereof.

We will not liquidate the trust account unless and until our stockholders approve our plan of dissolution and liquidation. Accordingly, the foregoing procedures may result in substantial delays in our liquidation and the distribution to our public stockholders of the funds in our trust account and any remaining net assets as part of our plan of dissolution and liquidation.

If Terra Nova were to expend all of the net proceeds of the IPO, other than the proceeds deposited in the trust account, the per-share liquidation price as of January 19, 2007, the record date, would be approximately $5.53, or $0.47 less than the per-unit offering price of $6.00 in Terra Nova’s IPO. The proceeds deposited in the trust account could, however, become subject to the claims of Terra Nova’s creditors and there is no assurance that the actual per-share liquidation price will not be less than $5.53, due to those claims. If Terra Nova liquidates prior to the consummation of a business combination, Vahan Kololian, chairman of the board and chief executive officer, will be personally liable to pay debts and obligations to vendors and other entities that are owed money by Terra Nova for services rendered or products sold to Terra Nova, or to any target business, to the extent such creditors bring claims that would otherwise require payment from moneys in the trust account. There is no assurance, however, that he would be able to satisfy those obligations. However, because Terra Nova was obligated to have, and subsequently did have, all vendors and service provider that we engaged and owe money to, and the prospective target businesses we had negotiated with, waive any right, title, interest or claim of any kind they may have had in or to any monies held in the trust account, Terra Nova believes the likelihood of Mr. Kololian having to pay any such debts and obligations is minimal. Nevertheless, we cannot assure you that the per-share distribution from the trust fund, if we liquidate, will not be less than $5.53, plus interest, due to claims of creditors.

Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. Also, in any such case, any distributions received by stockholders in our dissolution might be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders in our dissolution. Furthermore, because we intend to distribute the proceeds held in the trust account to our public stockholders as soon as possible after our dissolution, this may be viewed or interpreted as giving preference to our public stockholders over any potential creditors with respect to access to or distributions from our assets. In addition, our board of directors may be viewed as having breached their fiduciary duties to our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors and/or complying with certain provisions of the Delaware General Corporation Law with respect to our dissolution and liquidation. We cannot assure you that claims will not be brought against us for these reasons.

To the extent any bankruptcy or other claims deplete the trust account, we cannot assure you we will be able to return to our public stockholders at least $5.53 per share.

Under Sections 280 through 282 of the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. Pursuant to Section 280, if the corporation complies with certain procedures intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of a stockholder with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. Although we will seek stockholder approval to liquidate the trust account to our public stockholders as part of our plan of dissolution and liquidation, we will seek to conclude this process as soon as possible and as a result do not intend to comply with those procedures. Because we will not be complying with the foregoing provisions, Section 281(b) of the Delaware General Corporation Law requires us to adopt a plan that will provide for our payment, based on facts known to us at such time, of (i) all existing claims, (ii) all pending claims and (iii) all claims that may be potentially brought against us within the subsequent 10 years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors and service providers to whom we owe money and potential target businesses, all of whom we’ve received agreements waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account. As a result, the claims that could be made against us will be significantly limited and the likelihood that any claim would result in any liability extending to the trust is remote. Nevertheless, such agreements may or may not be enforceable. Because we will not be complying with those procedures, we are required, pursuant to Section 281 of the Delaware General Corporation Law, to adopt a plan that will provide for our payment, based on facts known to us at such time, of (i) all existing claims, (ii) all pending claims and (iii) all claims that may be potentially brought against us within the subsequent 10 years. Accordingly, we would be required to provide for any creditors known to us at that time or those that we believe could be potentially brought against us within the subsequent 10 years prior to distributing the funds held in the trust to stockholders. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them in a dissolution (but no more) and any liability of our stockholders may extend well beyond the third anniversary of such dissolution. Accordingly, we cannot assure you that third parties will not seek to recover from our stockholders amounts owed to them by us.

Facilities

Terra Nova maintains executive offices at 2 Bloor Street West, Suite 3400, Toronto, Ontario, Canada M4W 3E2. The cost for this space is included in a $7,500 per-month fee that TerraNova Management Corp., an affiliate of Vahan Kololian, our chairman of the board and chief executive officer, Lee W. Chung, our chief financial officer and member of our board of directors, and Jesse Gill, our vice president and member of our board of directors, charges Terra Nova for general and administrative services. Terra Nova believes, based on rents and fees for similar services in the Toronto, Ontario area, that the fees charged by TerraNova Management Corp. are at least as favorable as Terra Nova could have obtained from an unaffiliated person. Terra Nova considers its current office space adequate for current operations. Upon consummation of the merger, the principle executive offices of Terra Nova will be located at 1600 Manor Drive, Suite 110, Chalfont, PA 18914.

Employees

Terra Nova has three executive officers and six directors. These individuals are not obligated to contribute any specific number of hours per week and devote only as much time as they deem necessary to our affairs. Terra Nova does not intend to have any full time employees prior to the consummation of the merger.

Periodic Reporting and Audited Financial Statements

Terra Nova has registered its securities under the Securities Exchange Act of 1934 and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Securities Exchange Act of 1934, Terra Nova’s annual reports contain financial statements audited and reported on by Terra Nova’s independent accountants. Terra Nova has filed with the Securities and Exchange Commission a Form 10-KSB covering the fiscal year ended December 31, 2005 and its most recent Forms 10-QSB covering the fiscal quarters ended March 31, 2006, June 30, 2006 and September 30, 2006.

Legal Proceedings

There are no legal proceedings pending against Terra Nova.

Plan of Operations

The following discussion should be read in conjunction with Terra Nova’s financial statements and related notes thereto included elsewhere in this proxy statement.

Net income for the nine months ended September 30, 2006 of $449,283 consisted of $920,426 of interest income reduced by $67,500 for a monthly administrative services agreement, $77,736 for insurance, $25,915 for fees to Terra Nova’s legal counsel, its transfer agent and its accountants (the “professional fees”), $77,018 for traveling expenses, $191,877 for income taxes and $31,097 for other expenses.

Net income for the nine months ended September 30, 2005 of $158,359 consisted of $399,872 of interest income reduced by $41,250 for monthly administrative services agreement, $44,520 for insurance, $30,987 for professional fees, $20,414 for traveling expenses, $95,555 for income taxes and $8,787 for other expenses.

Net income for the period from July 21, 2004 (inception) to September 30, 2006 of $693,280 consisted of $1,588,590 of interest income reduced by $131,250 for a monthly administrative services agreement, $148,968 for insurance, $80,007 for professional fees, $115,150 for traveling expenses, $350,562 for income taxes and $69,373 for other expenses.

Net income for the year ended December 31, 2005 of $245,602 consisted of $668,164 of interest income reduced by $63,750 for a monthly administrative services agreement, $71,232 for insurance, $54,092 for professional fees, $38,132 for traveling expenses, $158,685 for income taxes and $36,671 for other expenses.

For the period from July 21, 2004 (inception) through December 31, 2004, we had a net loss of $1,605, attributable to organization and formation expenses.

Net income for the period from July 21, 2004 (inception) to December 31, 2005 of $243,997 consisted of $668,164 of interest income reduced by $63,750 for a monthly administrative services agreement, $71,232 for insurance, $54,092 for professional fees, $38,132 for traveling expenses, $158,685 for incomes taxes and $38,276 for other expenses.

We consummated our initial public offering on April 22, 2005. On April 26, 2005, we consummated the closing of an additional 720,000 units that were subject to the underwriters’ over-allotment option. Gross proceeds from our initial public offering were $33,120,000. We paid a total of $3,081,600 in underwriting discounts and commissions, and approximately $482,000 was paid for costs and expenses related to the offering. After deducting the underwriting discounts and commissions and the offering expenses, the total net proceeds to us from the offering were approximately $29,556,400. As of September 30, 2006, there was $30,221,274 held in trust. The remaining proceeds of our IPO are available to be used to provide for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

We have used the net proceeds of our initial public offering not held in trust to identify and evaluate prospective acquisition candidates, select our target business, and structure, negotiate and consummate our business combination. At September 30, 2006, we had cash outside of the trust account of $57,590, prepaid expenses of $25,064, and current liabilities of $336,128. Vahan Kololian, our chairman of the board and chief executive officer has agreed that if we are unable to complete the business combination with ClearPoint and are forced to liquidate, he will be personally liable to pay debts and obligations to vendors or other entities that are owed money by us for services rendered or products sold to us, or to any target business, to the extent they have claims against the funds in our trust account.

We are obligated to pay to TerraNova Management Corp., an affiliate of Vahan Kololian, our chairman of the board and chief executive officer, Lee W. Chung, our chief financial officer and member of our board of directors, and Jesse Gill, our vice president and member of our board of directors, a monthly fee of $7,500 for general and administrative services. Through September 30, 2006, an aggregate of $131,250 has been incurred for such services. In addition, during 2004 and 2005, TerraNova Partners, L.P. advanced an aggregate of $90,000 to us, on a non-interest bearing basis, for payment of offering expenses on our behalf. These loans were repaid in April 2005 out of proceeds of our initial public offering.

As of January 19, 2007, Terra Nova has borrowed $150,000 from TerraNova Partners L.P., an affiliate of Messrs. Kololian, Chung and Gill. The loan is unsecured, non-interest bearing and will be repaid on the earlier of the consummation by Terra Nova of a business combination or upon demand by TerraNova Partners L.P.; provided however that if a business combination is not consummated, Terra Nova will be required to repay the loan only to the extent it has sufficient funds available to it outside of the trust account.

As indicated in our accompanying financial statements, such financial statements have been prepared assuming that we will continue as a going concern. As discussed elsewhere in this proxy statement, we are required to consummate a business combination by April 22, 2007. The possibility that our merger with ClearPoint will not be consummated raises substantial doubt about our ability to continue as a going concern, and the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Terra Nova reimburses its officers and directors for any reasonable out-of-pocket expenses incurred by them in connection with certain activities on Terra Nova’s behalf such as identifying and investigating possible target businesses and business combinations. From Terra Nova’s inception in July 2004, through September 30, 2006, Terra Nova reimbursed its officers and directors in the aggregate amount of $184,523 for expense incurred by them on its behalf, including travel, meals and entertainment.

Off-Balance Sheet Arrangements

There were no off-balance sheet arrangements during the period from July 21, 2004 (inception) through December 31, 2005, that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to Terra Nova.

BUSINESS OF CLEARPOINT

General

ClearPoint Business Resources, Inc. (“ClearPoint”), formerly Mercer Staffing, Inc. (“Mercer”), was formed in Delaware on January 1, 2005, as a holding company of its wholly owned subsidiaries consisting of Mercer Ventures Inc. (“MVI”), and Allied Contract Services, LLC (“Allied”). At that time, the owners of MVI and Allied exchanged their respective ownership interests for the common stock of Mercer. MVI, a Pennsylvania Corporation, has been in existence since 2001. Allied, a Pennsylvania Limited Liability Company was formed in 2004 to acquire certain assets of New Staff, Inc. Mercer acquired 100% of common stock of Quantum Resources, Inc. (“Quantum”) on July 29, 2005. Effective July 12, 2006, Mercer changed its name to ClearPoint Business Resources, Inc. Clearpoint’s corporate headquarters are located in Chalfont, Pennsylvania and it operates out of 29 branch offices serving 39 states.

ClearPoint is a privately-owned provider of workforce management services to a diversified group of clients throughout the United States in the transportation, logistics, engineering, scientific, aerospace, allied health and information technology industries. ClearPoint delivers a comprehensive array of customer-focused business solutions, including vendor management systems, outsourcing programs, staff augmentation and placement and recruiting services. ClearPoint derives its revenues from placing its employees at client locations and billing each client for their time and expenses. In fiscal 2005, ClearPoint achieved revenues of $84 million and had a net loss of $1 million. ClearPoint generated revenues of $115 million and EBITDA of $7 million (as adjusted, after adding back non-recurring items) for the twelve month-period ended September 30, 2006. ClearPoint was recently recognized as the 17th fastest growing company in the United States in the September 2006 issue of Inc. Magazine. ClearPoint was also recognized in the May 2006 issue of Staffing Industry Report, as one of the top 100 companies in the staffing industry as measured by revenues.

ClearPoint’s strategy is to focus on increasing revenue and profits through a combination of organic growth and acquisitions. The key elements to its internal growth strategy include:

•	continuing growth of ClearPoint’s business process outsourcing services by developing new pricing and contracting methodologies with existing clients and offering comprehensive value-added services to current clients;

•	expanding ClearPoint’s vendor management systems offering to additional clients by building on developed expertise and track record with recent implementations; and

•	increasing penetration of existing clients by taking advantage of cross-selling opportunities within the current client base and establishing contacts and buyers at existing clients.

Acquisitions

Pursuant to ClearPoint’s acquisition strategy, its management reviews acquisition opportunities to find strategic transactions that can be purchased at reasonable, accretive values. In the past two years, ClearPoint completed two transactions, including the purchase of certain assets from New Staff, Inc. in 2004 (New Staff, Inc. purchased Checkmate Transport out of bankruptcy in 2004) and the stock purchase of Quantum Resources Corporation in 2005. Management believes that ClearPoint is able to execute and profit from its organic growth and acquisition strategies due to ClearPoint’s:

•	experienced management team;

•	flexible performance-based pricing;

•	continued development of its candidate marketing program, whereby ClearPoint’s recruiting staff on a daily basis markets specific candidates for placement at the clients and/or prospects of ClearPoint; and

•	expanded spectrum of services being offered to ClearPoint clients.

Strategically, all core operations, including recruiting, credentialing, compliance, benefits administration and risk management are centralized at ClearPoint’s executive offices in Chalfont, Pennsylvania. ClearPoint’s branch locations focus on customer service, local business development and marketing and dispatching.

Services

The customer-focused business service solutions that ClearPoint provides to its clients throughout the United States can be categorized into three groups: Workforce Solutions and Technology, Business Services, and Project-Based Staff Augmentation. Within each of its groups, ClearPoint utilizes customized contracting and pricing methodologies to meet the needs of each client. These services are described as follows:

•	Workforce Solutions and Technology. ClearPoint has established a sizeable platform for growth in this service area by providing human resource outsourcing, customized managed services programs, and workforce optimization to its clients. ClearPoint’s human resource outsourcing service becomes an extension of its client’s human resource department as a sole source provider of staffing services for both contract and direct positions. ClearPoint’s vendor management services program is a management program that encompasses every facet of coordinating, ordering, planning and tracking of all contract/temporary personnel, including contract employees from ClearPoint’s competition, and utilizes ClearPoint’s personnel to help its clients optimize their workforce and reduce expenses.

•	Business Services. ClearPoint provides business process outsourcing, support services and benefits solutions and administration for clients. ClearPoint designs its business services and outsourcing programs to be client-specific business service solutions tailored to meet the needs of the particular client, which are easier and more cost effective for the client than building the necessary in-house recruiting and credentialing infrastructure. The goal of each outsourced program is to improve the client’s process and outcomes for the particular division that will be operated by ClearPoint.

•	Project-Based Staff Augmentation. Primarily from ClearPoint’s 29 branch locations, ClearPoint provides full service project solutions, executive search and temporary and permanent placement, contract recruiting services and short and long-term hourly based assignments for clients in both commercial services and professional services. ClearPoint’s Project-Based Staff Augmentation for commercial services specializes in the transportation and logistics industry, with regional hubs located in the top five transportation markets in the United States. The Professional Services Group operates four specialty areas from national headquarters established for each specialty: engineering, scientific (both of which are based in Richmond, Virginia), aerospace (based in Pensacola, Florida), and information technology (based in Chalfont, Pennsylvania). Each of the specialty areas also has recruiters and business development staff located in key markets where ClearPoint is seeking to establish a stronger market position.

Employment Services Industry

Staffing and outsourcing have become an integral way for companies to increase scale and focus on core competencies while controlling employment costs and mitigating certain employment-related risks. The temporary staffing industry provides flexible, efficient and cost-effective staffing solutions to help companies meet a variety of human resource needs. Companies rely on staffing providers to meet personnel needs during periods of peak workloads caused by factors such as seasonality, special projects, vacation, illness, emergency or rapidly changing economic conditions. In addition, companies realize cost savings from using flexible staffing services by outsourcing the process and expense of advertising, screening, interviewing, testing and training job candidates to outsourced staffing providers.

According to the American Staffing Association (“ASA”), staffing companies are an increasing source of employment due to the flexibility and access to a more extensive channel of talented professionals. A December 7, 2005 report by the U.S. Bureau of Labor Statistics projects the employment services industry to rank first in number of jobs created and third in terms of growth rate over the next decade. According to the ASA, temporary and contract staffing increased by more than 10% domestically in 2005 on a year-over-year basis. In its May 2006 Staffing Industry Report, the ASA estimated the annual sales for the domestic staffing market to be approximately $82 billion in 2005, of which $70 billion is from temporary and contract staffing and $12 billion is from search and permanent placement.

ClearPoint’s management believes that the growth in the temporary employment industry is being fueled by a number of factors, including:

•	increasing acceptance of temporary employment;

•	improving benefits and salaries of temporary workers;

•	increasing acceptance of outsourcing as a solution; and

•	the transition from a fixed cost workforce to a variable cost workforce.

The trend is for companies to opt for a more flexible alternative to the traditional employer-employee relationship and for employees to seek employment with organizations that are willing to design a more flexible working relationship. ClearPoint seeks to capitalize on this trend by identifying a pool of skilled workers who prefer the flexible employment relationship and placing those individuals with customers who need assistance managing their workforce.

The industry continues to evolve and grow and ClearPoint believes that the outlook for the staffing industry is very positive. The May 2006 issue of Staffing Industry Report commented on how the staffing industry is highly fragmented, with the top 10 firms controlling approximately 22% of the market. Within the industry, only 100 companies generated more than $100 million in revenues in 2005. The entire spectrum of staffing companies stands to benefit from the widespread and growing practice of outsourcing human capital needs. Typically, the industry has generated strong growth in periods of economic expansion. ClearPoint management believes that growth in demand for staffing services in the business expansion may become strengthened by anticipated labor market tightness resulting from demographic trends such as the baby boomers leaving the workforce. Companies that provide access to qualified labor in a scarce labor environment are expected to be increasingly valuable to employers.

Customers

ClearPoint’s clients range in size from small businesses to Fortune 50 companies located throughout the United States. ClearPoint’s clients operate primarily in the transportation, logistics, engineering, scientific, aerospace, allied health and information technology industries. Historically, ClearPoint has sought to maintain a diverse client base in an effort to reduce the impact of client turnover. However, ClearPoint cannot assure that the diversity in client base will be maintained. During the first nine months of 2006, Phillip Morris, the highest volume customer of ClearPoint, accounted for approximately 10% of ClearPoint’s revenue for that time period. The top ten customers of ClearPoint generated 34% of ClearPoint’s revenue during the first nine months of 2006. ClearPoint’s client engagements can be characterized in two categories short term, non-exclusive engagements, and long term, customized relationships. The majority of ClearPoint’s revenue is generated through long-term relationships.

Competition

In all of ClearPoint’s service areas and the markets in which it operates, ClearPoint encounters aggressive and capable competition in attracting both clients and high-quality personnel, with a number of firms offering similar services on a national, regional or local basis. The staffing business is very competitive and highly fragmented, with limited barriers to entry into the market, and no company has a dominant market share in the United States. In 2005, some of ClearPoint’s strongest competitors included national companies that have greater financial resources and larger marketing presence, such as Kelly Services, Inc., MPS Group, Inc., Addecco, S.A., and Manpower, Inc. Additionally, ClearPoint competes with specialty providers including CDI Corporation, PRWT Services, Inc., and Transforce, Inc. ClearPoint also competes for customers with small, privately held competitors. However, small, local providers may experience a competitive disadvantage due to a lack of sufficient working capital. ClearPoint’s ability to compete and retain clients depends on its reputation, pricing and quality of service provided, understanding of clients’ specific requirements, and its ability to provide qualified personnel in a timely manner. The competitive environment in the staffing industry makes it difficult to raise prices even though the cost of providing services increases.

ClearPoint’s ability to attract qualified candidates is affected by such factors as the type of assignment being offered, the rate of pay for the assignment, the length of the assignment, flexibility of work schedule, and the adequacy of benefits including vacation pay, holidays and fringe benefits. In the transportation industry, ClearPoint faces strong competition in attracting qualified candidates due to the truck driver shortage in the United States (see American Trucking Association report titled: U.S. Truck Driver Shortage: Analysis and Forecasts 2005). ClearPoint has been reasonably able to attract candidates for its assignments. However, it may not be able to maintain a competitive standing in the future. ClearPoint offers a proprietary software solution, StaffPillar, as a vendor management tool to assist companies with the management of their staffing providers. In order to compete in the vendor management software marketplace, the Staff Pillar software product will need to be continuously upgraded and customized. ClearPoint is currently customizing the StaffPillar product to meet the needs of the transportation staffing industry

Seasonality

ClearPoint experiences fluctuation in revenue and operating results based on a number of factors including but not limited to competition in its markets, availability of qualified personnel and the personnel demands of its clients. Historically, ClearPoint has experienced a rise in demand from its transportation clients in the fourth quarter due to the increase in the shipment of products for the holiday season. The first quarter has been traditionally the slowest quarter from a revenue perspective due to national holidays and customer planning cycles. Inclement weather can cause a slowdown in ClearPoint’s business due to business shutdowns by its clients.

Facilities/Properties

The headquarters of ClearPoint are located at 1600 Manor Drive, Suite 110, Chalfont, PA 18914. ClearPoint leases approximately 5,500 square feet and pays a monthly fee of $10,000 per month, with its lease expiring on May 31, 2010. ClearPoint leases 29 branch locations throughout the United States. The lease terms for the branch offices range from month to month leasing arrangements to five year lease contracts. The typical branch facility occupies 1,200 to 3,000 square feet of commercial office space. In the future, ClearPoint may need additional facilities for operational functions such as accounting, payroll, training, human resource, risk management and executive work activities. ClearPoint does not anticipate any difficulties in locating additional facilities.

Government Regulations

As ClearPoint often places its employees in the workplaces of other businesses, it is subject to a number of federal, state and local laws and regulations regulating its industry. Listed below are the most important areas of regulation.

•	Regulations Concerning Wages and Hours. ClearPoint must comply with applicable state and federal regulations regarding wages and hours of employees. These laws require ClearPoint to pay its employees minimum wage and overtime at applicable rates. These laws may also require ClearPoint to provide timely reporting to the applicable regulatory body.

•	Equal Opportunity Regulations. As an employer, ClearPoint is required to comply with applicable state and federal laws prohibiting harassment and discrimination on the basis of race, gender and other legally-protected factors in the employment of its temporary and permanent employees. ClearPoint is required to maintain public access records and comply with all regulations as dictated by municipal, state, and federal contracts and the positions filled with these agencies.

•	Workplace Safety and Worker’s Compensation. ClearPoint is subject to a number of state and federal statutes and administrative regulations pertaining to the safety of our employees. These laws generally require it to provide general safety awareness and basic safety equipment to its temporary employees. ClearPoint must monitor and strictly adhere to DOT hours of service regulations and all DOT and OSHA rules and regulations. Workers’ compensation insurance is mandated in all states, and ClearPoint must maintain valid insurance coverage in all states in which it operates.

Insurance

ClearPoint maintains insurance coverage for general liability, property insurance, professional liability, auto insurance, umbrella coverage, workers compensation, and commercial crime. Management of ClearPoint believes that the types of coverage, deductibles, reserves and limits of liability currently in place are adequate. Through the use of risk management and work safety programs, ClearPoint seeks to reduce the loss exposure related to workplace injuries and other related losses.

ClearPoint employs a manager and several consultants to assist with the management of its workers compensation insurance program. With respect to obtaining coverage for workers compensation in the future, ClearPoint’s loss experience will be a material factor in determining the pricing and collateral requirements of such coverage. Additionally, the insurance market in general can be affected by such things as terrorist attacks and natural disasters.

Intellectual Property

ClearPoint currently owns several trademarks and trade names. It will continue to develop trademarks where appropriate and take the necessary steps to protect such marks. ClearPoint has begun the process of registering the mark “ClearPoint Business Resources, Inc.” and the design of the name. ClearPoint also utilizes copyright protection for such intellectual property as the source code to our proprietary software technology, StaffPillar. From time to time, ClearPoint may license its technology to clients and negotiate for exclusive development rights or other ownership rights that may arise from the relationship with the client.

Legal Proceedings

From time to time, ClearPoint is a party to litigation and other legal proceedings. Notwithstanding the legal actions involving claims for workers compensation benefits, ClearPoint is not involved in any litigation that would have a material effect on the business.

Employees

ClearPoint employs approximately 140 full-time staff employees. Approximately, 108 of the 140 employees are located primarily in the branch locations and function as Candidate Marketing Managers or Candidate Marketing Directors. The remaining 32 employees are located in Chalfont, PA and Richmond, VA. These 32 employees include the executive management, regional directors and back office operations.

ClearPoint has approximately 3,500 contract employees on assignment with its clients. ClearPoint’s future success will depend, in part, on its ability to attract, retain and motivate qualified contract employees.

In the United States, staffing businesses are considered the legal employers of the contract employee while the employee is on assignment with a company client. Therefore, ClearPoint is responsible for employment administration, which includes collection of withholding taxes, employer contributions for social security, unemployment tax, maintaining workers’ compensation and fidelity and liability insurance, and other governmental requirements imposed on employers.

CLEARPOINT’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section has been derived from ClearPoint’s consolidated financial statements and should be read together with ClearPoint’s consolidated financial statements and related notes included elsewhere in this proxy statement. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “should,” “could,” “seek,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. The risks and uncertainties discussed in “Risk Factors” should be considered in evaluating ClearPoint’s forward-looking statements. ClearPoint has no plans to update its forward-looking statements to reflect events or circumstances after the date of this proxy statement. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made.

The following discussion is intended to assist in the understanding assessment of significant changes and trends related to the results of operations and financial condition of ClearPoint Business Resources, Inc., together with its consolidated subsidiaries (“ClearPoint”). This discussion and analysis should be read in conjunction with the ClearPoint’s Consolidated Financial Statements and Notes thereto included herein.

Overview

ClearPoint provides staffing services through 29 branch locations serving 39 states. ClearPoint derives its revenues from fees for professional services. Strategically, all core operations, including recruiting, credentialing, compliance, payroll, benefits administration and risk management, are centralized at ClearPoint’s executive offices in Chalfont, Pennsylvania.

ClearPoint’s branch locations focus on customer service, local business development and marketing and dispatching. ClearPoint offers a wide range of staffing solutions, including full service project solutions, executive search and temporary and permanent placement, contract recruiting services and short and long-term hourly based assignments for clients in both commercial services and professional services. ClearPoint’s clients range in size from small businesses to Fortune 50 companies located throughout the United States. These clients operate primarily in the transportation, logistics, engineering, scientific, aerospace, allied health and information technology industries.

As a service company, ClearPoint is labor intensive rather than capital intensive. ClearPoint’s revenue is driven by its ability to attract and retain qualified and productive employees, identify business opportunities, secure new and renew existing client contracts and provide outstanding services to its clients. ClearPoint’s income from operations is derived from its ability to generate revenue and collect cash under its contracts in excess of direct labor and other direct costs of providing its services, and selling, general and administrative costs.

ClearPoint has seen consistent revenue growth and has continued to grow its transportation offices since 2004. ClearPoint’s business has grown organically in all of its markets, as well as through five acquisitions completed since 2001. ClearPoint has also initiated customized managed services programs (see page 92) that have brought ClearPoint several contracts that have increased revenues during the period. ClearPoint has implemented customized managed services programs across all of its lines of business. Its acquisition strategy has also continued to yield increases in revenue.

Historically, ClearPoint has experienced a rise in demand from its transportation clients in the fourth quarter due to the increase in the shipment of products for the holiday season. The first quarter has been traditionally the slowest quarter from a revenue perspective due to national holidays and customer planning cycles. Inclement weather can cause a slowdown in ClearPoint’s business due to business shutdowns by its clients.

In order to evaluate its business and results, ClearPoint has established a number of metrics that it reviews weekly, monthly, quarterly and annually and compares them to prior periods and management expectations including: Revenue per Employee (which is derived from gross revenue divided by the number of corporate employees), Revenue per Associate (which is derived from gross revenue divided by the number of billable employees), Gross Margin per Segment and Revenue Growth per Segment.

ClearPoint’s operating results may fluctuate due to a number of factors such as:

•	labor demand for specific positions in specific industries such as transport and engineering,

•	federal, state and local government spending for healthcare and defense,

•	number of imports, which effects the amount of shipments moved by trucks,

•	government trends toward privatization,

•	seasonality,

•	demand and competition for ClearPoint’s services, and

•	the effects of acquisitions.

The staffing industry is highly competitive with generally few barriers to entry, which contributes to significant price competition and lower margins as competitors attempt to maintain or gain market share. The industry continues to evolve and grow and ClearPoint believes that the outlook for the staffing industry is very positive. ClearPoint’s strategy is to focus on continuing to increase revenue and profits through a combination of organic growth and acquisitions.

All figures in ClearPoint’s Management’s Discussion and Analysis of Financial Condition and Results of Operations are shown in thousands (000’s) of dollars unless otherwise noted.

Critical Accounting Policies

ClearPoint’s discussion and analysis of its financial condition and results of operations are based on ClearPoint’s consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with these principles in the United States of America requires ClearPoint to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and also affect the amounts of revenues and expenses reported for each period. Actual results could differ from those which result from using the estimates.

The Securities and Exchange Commission (“SEC”) defines “critical accounting policies” as those that require application of management’s most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods.

ClearPoint’s significant accounting policies are described in Note 2 to the Notes to ClearPoint’s Consolidated Financial Statements for the year ended December 31, 2005. Not all of these significant accounting policies require management to make difficult, subjective or complex judgments or estimates. However, the following policies are considered by ClearPoint Management to be critical within the SEC definition:

Basis of Presentation: Effective July 12, 2006, Mercer Staffing, Inc. changed its name to ClearPoint Business Resources, Inc. Effective January 1, 2005, Mercer Staffing, Inc. was formed as the parent company and Mercer Ventures, Inc. (“MVI”) and Allied Contract Services, LLC (“Allied”) became wholly owned subsidiaries, with the owners of MVI and Allied exchanging their respective ownership interests for the common stock of ClearPoint (“reorganization”). Prior to this, for the year 2004, MVI and Allied (from the date of its formation) were presented as a combined entity for financial reporting purposes as they had common owners. This reorganization is being accounted for in a manner similar to the pooling of interests method of accounting. ClearPoint has consolidated MVI from January 1, 2004 and Allied from the date of its formation on June 21, 2004 as if ClearPoint owned these entities from the respective dates. On July 29, 2005, ClearPoint purchased 100% of the stock of Quantum Resources Corporation (“Quantum”) and accounted for it under the purchase accounting method. The accompanying consolidated financial statements include the accounts of ClearPoint and its wholly owned subsidiaries. All significant inter-company transactions and balances have been eliminated. Certain reclassifications have been made to the 2004 combined financial statements to correspond to the current year’s format and to present them as consolidated financial statements.

Revenue Recognition: Revenue is recognized when earned and realizable and, therefore, when the following criteria have been met: (a) persuasive evidence of an arrangement exists; (b) services have been rendered; (c) the fee is fixed or determinable; and (d) collectibility is reasonably assured. Revenue is recognized in the period in which services are provided based on hours worked by the workers. Revenue earned but not billed is recorded as revenue in the income statement and unbilled revenue in the accompanying consolidated balance sheets. ClearPoint earns revenue from vendor managed services, which essentially comprises a one-stop shop for sourcing temporary employees for its customers. ClearPoint invoices its customers for the services provided by the temporary employees at rates agreed to by its customers. ClearPoint deducts from these billings a specified fee and remits the balance to the vendors (i.e. the temporary employees). Revenue is recognized at the point services are provided by the vendors and invoiced by ClearPoint to its customers and collections from its customers is reasonably assured.

Allowance for Doubtful Accounts: ClearPoint maintains an allowance for doubtful accounts on accounts receivable for projected estimated losses as a result of the inability of its customers to make required payments. These allowances are largely determined based on customers’ financial conditions, ClearPoint’s historical experience, interactions with customers and industry trends. If the financial condition of these customers were to deteriorate to the point it would impair their ability to make the required payments, additional allowances would be required, which could materially adversely affect the financial condition of ClearPoint.

Vendor Managed Services Receivables and Payables: ClearPoint manages networks of temporary service providers (“vendors”) on behalf of clients and receives a fee for this service. ClearPoint’s obligation to pay the vendor is conditioned upon receiving payment from the client for services rendered on behalf of the vendor’s personnel. As the right of offset between client and vendor does not exist, the receivable from the client which is included in accounts receivable and payable to the vendor, which is included as a liability, is not offset and is recorded on a gross basis.

Intangible Assets: In accordance with the Statement of Financial Accounting Standards (SFAS) No. 142, “Goodwill and Other Intangible Assets,” definite-lived intangible assets are amortized over their expected lives of two (2) to three (3) years. ClearPoint’s identifiable intangible assets are comprised of acquired contract rights.

Deferred Financing Costs: Deferred financing costs consist of legal, banking, and other related fees that were capitalized in connection with the obtaining of various loans and are being amortized by the effective interest method over the life of the related debt.

Impairment of Long Lived Assets: In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets,” long-lived assets such as equipment, furniture and fixtures, and amortizable intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset many not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. ClearPoint determined that an impairment did not exist for the years ended December 31, 2005 and 2004.

Income Taxes: ClearPoint accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes.” Under SFAS No. 109, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are reflected on the balance sheet when it is determined that it is more likely than not that the asset will be realized.

In making the determination as to whether a valuation adjustment should be applied against deferred tax assets, management has evaluated the positive and negative evidence and has concluded that the positive evidence clearly outweighs the negative evidence. The positive evidence that is objectively verifiable is federal taxable income of $40,000 in 2005, and utilization of all existing net operating loss carryforwards in 2004 to offset federal taxable income. In addition, management estimates that there will be sufficient taxable income in 2006 to be able to take advantage of the loss carryforwards. Management also reviewed the negative evidence, which are primarily the book losses incurred in 2004 and 2005 and the projected book loss in 2006, as well as the accumulated deficit as of December 31, 2005. The book losses were the result of permanent differences resulting from the interest expense due to the change in the market value of warrants and temporary differences resulting from the two to three year write off of intangible assets for book purposes as opposed to a fifteen year write off for tax purposes. As a result, management concluded that it is more likely than not that the deferred tax assets would be realized.

Fair Value of Financial Instruments: As of December 31, 2005 and 2004, the carrying amounts of cash and cash equivalents, accounts receivable, and accounts payable and accrual approximates fair value because of the short-term maturities of these items. The carrying amount of the long-term debt approximates fair market value since the debt is based on current rates and market conditions, at which ClearPoint could borrow funds with similar remaining maturities.

Warrants: ClearPoint has issued detachable warrants which allow the holders of the warrants to purchase an aggregate of 9% of its stock at an exercise price of $0.001 per share. These warrants have been accounted for as a liability by the Company and are subject to adjustment of their fair market value at each reporting period. The determination of fair market value is subject to assumptions and estimates and changes to these assumptions and estimates could impact the valuation of the warrants.

Recent Accounting Pronouncements

In April 2005, the Financial Accounting Standards Board (“FASB”) issued FASB No. 47 (“FIN 47”), “Accounting for Conditional Asset Retirement Obligations—an Interpretation of FASB Statement No. 143.” FIN 47 clarifies the terms of FASB Statement No. 143 and requires an entity to recognize a liability for a conditional asset retirement obligation if the entity has sufficient information to reasonably estimate its fair value. FIN 47 is effective no later than the end of fiscal years ending after December 31, 2005. ClearPoint believes that the adoption of FIN 47 will have no material impact on the consolidated financial statements.

In June, 2005, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 154, “Accounting Changes and Error Corrections”—a replacement of APB Opinion No. 20 (Accounting Changes) and FASB No. 3 (Reporting Accounting Changes in Interim Financial Statements), which changed the requirements for the accounting for and reporting of a change in accounting principle. This statement requires retrospective application to prior periods’ financial statements of changes in accounting principles unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) for that period rather than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, this statement requires the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. SFAS No. 154 is effective for accounting changes and error corrections made in fiscal years beginning after December 15, 2005. ClearPoint will comply with the provisions of FAS 154 although the impact of such adoption on ClearPoint’s consolidated financial statements is not determinable at this time.

In October 2005, the FASB issued FSP FAS 13-1, “Accounting for Rental Costs Incurred During a Construction Period.” This FSP provides that rental costs associated with operating leases that are incurred during a construction period should be recognized as rental expense and included in income from continuing operations. The guidance in this FSP was effective in the first reporting period beginning after December 15, 2005. The adoption of this FSP is not expected to have a material impact on ClearPoint’s consolidated financial statements.

In December 2004, the FASB issued SFAS No. 123(R), “Share-Based Payment,” which replaces SFAS No. 123, “Accounting for Stock-Based Compensation” and supersedes Accounting Principles Board Opinion (“APB”) No. 25, “Accounting for Stock Issued to Employees.” SFAS 123(R) requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. The compensation cost will be measured based on the fair value of the equity or liability instruments issued. Under SFAS No. 123(R), the pro forma disclosures previously permitted under SFAS No. 123 are no longer an alternative to financial statement recognition. The Statement is required to be adopted as of the beginning of the first annual period beginning after June 15, 2005, with early adoption encouraged. At September 30, 2006 ClearPoint does not have any stock-based compensation and believes that the adoption of SFAS 123 will have no material impact on the consolidated financial statements.

Nine Months Ended September 30, 2006 Compared to

Nine Months Ended September 30, 2005

Results of Operations

The following summarizes select items of the income statement during the nine months ending September 30, 2006 and September 30, 2005 (all amounts are in thousands, except per share amounts and unless otherwise stated):

$ (000’s)	2006	% of Revenue	2005	% of Revenue	% Change
Revenue	$84,800	100.0%	$53,871	100.0%	57%
Cost of services	69,993	82.5%	44,336	82.3%	58%

Gross profit	14,807	17.5%	9,535	17.7%	55%
Operating expenses	10,089	11.9%	6,485	12.0%	56%
Depreciation and amortization expense	2,010	2.4%	1,635	3.0%	23%

Income from operations	2,708	3.2%	1,415	2.6%	91%
Interest income (expense)	(2,598)	(3.1)%	(2,694)	(5.0)%	(4)%
Other income (expense)	3	0.0%	39	0.1%	(92)%

Net income (loss) before income taxes	113	(.1)%	(1,240)	(2.3)%	109%
Income tax expense (benefit)	525	0.6%	(205)	(.4)%	(355)%

Net income (loss)	$(412)	(.5)%	$(1,035)	(1.9)%	60%

Revenue

ClearPoint’s revenues for the nine months ended September 30, 2006 and 2005 were $84,800 and $53,871, respectively, which represent an increase of $30,929 in 2006 or 57%. Revenues for the nine months ended September 30, 2006 include $21,919 related to the acquisition of Quantum (see Note 3 in the Notes to the Consolidated Financial Statements). The remaining portion of the increase is due primarily to the organic growth from several of ClearPoint’s first year transportation offices through project-based staff augmentation. ClearPoint has also initiated customized managed services programs (see page 92) which has brought ClearPoint several contracts that have increased revenues during the period. ClearPoint has implemented this consultative solution across all of our lines of business. ClearPoint zeros in on the desired performance expectations of its client and presents a solution or assistance in achieving this performance by designing solutions which can often revolve around locating specialized talent through sometimes non traditional methods.

Cost of Services and Gross Profit

Cost of services consist of direct labor expenses for time charged directly to a client and related payroll taxes, unemployment and workers’ compensation insurance expenses, employee benefits, and other out-of-pocket expenses directly associated with the performance of the service to the client. ClearPoint’s gross profit increased by $5,272 and as a percentage of revenue for the nine months ended September 30, 2006 and 2005 were 17.5% and 17.7%, respectively. This decrease was primarily due to organic growth in ClearPoint’s human resource outsourcing business which is typically of lower margin but longer term contracts. However, the decrease was offset by stronger demand in the higher gross margin transportation staffing market and continued control of workers’ compensation insurance expenses through internal safety programs.

Operating Expenses

ClearPoint’s operating expenses for the nine months ended September 30, 2006 and 2005 were $10,089 and $6,485, respectively, which represents an increase of $3,604 in 2006. Operating expenses for the nine months ended September 30, 2006 include $2,095 due to the inclusion of expenses associated with operating Quantum. Due to the increased volume and the continued geographic expansion of new offices from which ClearPoint’s transportation-based associated services are performed and clients are serviced, operating expenses increased by $1,509 primarily in the following categories: labor and related expenses by 50.6%, rent by 20.1%, travel expenses by 221.2% and recruitment-related advertising by 57.9%. As a percentage of revenue, operating expenses were reduced slightly from 12.0% to 11.9% during the same period due to the prior investment in building back office operations.

Depreciation and Amortization Expense

ClearPoint’s depreciation and amortization expenses for the nine months ended September 30, 2006 and 2005 were $2,010 and $1,635, respectively, which represents an increase of $375 in 2006. This increase is primarily due to the amortization of the contract rights acquired through Quantum.

Interest Expense

ClearPoint’s interest expense for the nine months ended September 30, 2006 and 2005 was $2,598 and $2,694 respectively, which represent a decrease of $96 in 2006. However, during the same period, interest expenses not related to the change in the warrant liability increased $1,026. The additional interest expense is in direct correlation with the increased borrowings associated with the Quantum acquisition. Interest expense related to the change in the warrant liability decreased $1,122 as a result of the decrease in the value of certain warrant liability (see Note 9 in the Notes to the Consolidated Financial Statements).

In connection with the $10,000,000 term loan at February 28, 2005, ClearPoint simultaneously issued three detachable warrants to purchase an aggregate of 9% of ClearPoint’s outstanding stock, on a fully diluted basis, at the exercise date, at $0.001 per share. The warrants vested immediately upon issuance and may be exercised until February 28, 2015. One of the warrants gives the holder (the lender) the right to purchase 7% of ClearPoint and the other two warrants give each holder (brokers) the right to purchase 1%. At the option of the holder, the consideration for the exercise price may be in the form of cash, extinguishment of note payable by ClearPoint to the extent of exercise price or common stock of ClearPoint held by the lender, valued at fair value. The agreement also provides for cashless exercise, at the option of the holder. The shares issuable on exercise of the warrants are not registered under the Securities Act. The agreement however, provides for registration rights to the holders. ClearPoint when requested by a majority of the holders of registrable securities, as defined, is required to use reasonable best efforts to register the securities and keep the registration effective.

In addition, the holders of the warrants have the right to put the warrants to ClearPoint at fair market value less exercise price, three years from the date of closing of the note agreement or earlier on happening of a qualified public offering, as defined, change in control as defined or on default under the loan agreement. Such put right will terminate on the happening of a qualified public offering if the holder is able to and does sell all of registrable securities. The warrant agreement also provides for a call feature at the option of ClearPoint after a period of five years from the closing of the loan agreement or earlier upon occurrence of a qualified public offering, as defined, or change in control, as defined.

ClearPoint has accounted for the warrants issued to the investors as a liability under the provisions of FAS150; Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (“FAS 150”). The warrants were initially valued at $396,000 by an independent valuation company. This initial value has been recorded as debt discount and is being amortized over the three year life of the loan by the interest method. Amortization of $97,942, $92,459, $129,534 has been recorded by the Company as interest expense for the nine months ended September 30, 2006, September 30, 2005 and the twelve months ended December 31, 2005 respectively. The warrants as a liability will be fair valued each reporting period and the increase/decrease will be reflected as interest expense/income in the consolidated statement of operations. As of September 30, 2006 (unaudited), September 30, 2005 and December 31, 2005, the warrants were revalued at $1,619,209, $1,568,554 and $1,568,554, respectively and the increase in the liability of $50,655, $1,172,554 and $0 has been charged to interest expense on warrant liability, respectively.

Twelve Months Ended December 31, 2005 Compared to

Twelve Months Ended December 31, 2004

The following summarizes select items of the income statement during the twelve months ended December 31, 2005 and December 31, 2004 (all amounts are in thousands, except per share amounts and unless otherwise stated):

$ (000’s)	2005	% of Revenue	2004	% of Revenue	% Change
Revenue	$84,200	100.0%	$28,670	100.0%	194%
Cost of services	68,789	81.7%	22,596	78.8%	204%

Gross profit	15,411	18.3%	6,074	21.2%	154%
Operating expenses	11,025	13.1%	5,344	18.6%	106%
Depreciation and amortization expense	2,013	2.4%	743	2.6%	171%

Income (loss) from operations	2,373	2.8%	(13)	(0.0)%	N/A
Interest income (expense)	(3,648)	(4.3)%	(429)	(1.5)%	750%
Other income (expense)	(1)	0.0%	77	0.3%	(101)%

Net income (loss) before income taxes	(1,276)	(1.5)%	(365)	(1.3)%	250%
Income tax expense (benefit)	(77)	(0.1)%	21	0.1%	(467)%

Net income (loss)	$(1,199)	(1.4)%	$(386)	(1.3)%	211%

Revenue

ClearPoint’s revenues for the years ended December 31, 2005 and 2004 were $84,200 and $28,670, respectively, which represents an increase of $55,530 or 194%. Revenues for the year ending December 31, 2005 include $24,265 related to the acquisition of Quantum, which was acquired on July 29, 2005 (see Note 3 in the Notes to the Consolidated Financial Statements). The remaining $31,265 increase is due primarily to an increase in revenue from an industry wide growth in the transportation market from the contract rights acquired from New Staff, Inc., as well as ClearPoint’s continued U.S. expansion of this market. ClearPoint also experienced an increase in temporary staffing revenue from several developing contracts in the mental health industry.

Cost of Services and Gross Profit

Cost of services consist of direct labor expenses for time charged directly to a client and related payroll taxes, unemployment and workers’ compensation insurance expenses, employee benefits, and other out-of-pocket expenses directly associated with the performance of the service to the client. ClearPoint’s gross profit grew by $9,337 and as a percentage of revenue for the years ended December 31, 2005 and 2004 was 18.3% and 21.2%, respectively. This decrease is caused by ClearPoint’s continued focused effort in attaining larger contract business at a lower gross profit to revenue volume ratio to create further long term stability in revenue and gross profit.

Operating Expenses

ClearPoint’s operating expenses for the years ended December 31, 2005 and 2004 were $11,025 and $5,344, respectively, which represents an increase of $5,681. Operating expenses for the year ended December 31, 2005 include $2,604 due to the inclusion of expenses associated with operating Quantum. Also included in the year ended December 31, 2005 was a one-time bonus of $1,000 paid to the primary stockholders of ClearPoint, which was subsequently reinvested on an after-tax basis in ClearPoint through paid in capital. Due to the increase volume and geographic expansion of transportation-based branches, operating expenses increased $2,077 primarily in the following categories: labor and related expenses by 56%, rent expenses by 62%, recruitment related advertising by 139%, general insurance expenses by 26% and professional services by 112%. However, as a percentage of revenue, operating expenses were reduced from 18.6% to 13.1% during the same period due to the prior investment in building the back office operations which prepared ClearPoint for further expansion prior to the acquisition of Quantum.

Depreciation and Amortization Expense

ClearPoint’s depreciation and amortization expenses for the years ended December 31, 2005 and 2004 were $2,013 and $743, respectively, which represents an increase of $1,270. This is primarily due to the amortization of the contract rights acquired through Quantum, as well as, a full year of amortization of the contract rights acquired through New Staff, Inc. that were acquired on June 21, 2004.

Interest Expense

ClearPoint’s interest expense for the years ended December 31, 2005 and 2004 were $3,648 and $429, respectively, which represents an increase of $3,219. The additional interest expense is in direct correlation with the increased interest rates because of the new Bridge financing agreements, the increased borrowings due to the Quantum acquisition, and the associated increase in the warrant liability (see Note 9 in the Notes to the Consolidated Financial Statements).

Twelve Months Ended December 31, 2004 Compared to

Twelve Months Ended December 31, 2003

The following summarizes select items of the income statement during the twelve months ended December 31, 2004 and December 31, 2003 (all amounts are in thousands, except per share amounts and unless otherwise stated):

$ (000’s)	2004	% of Revenue	2003	% of Revenue	% Change
Revenue	28,670	100.0%	9,763	100.0%	194%
Cost of services	22,596	78.8%	8,210	84.1%	175%

Gross profit	6,074	21.2%	1,553	15.9%	291%
Operating expenses	5,344	18.6%	1,351	13.8%	296%
Depreciation and amortization exp	743	2.6%	100	1.0%	644%

Income (loss) from operations	(13)	0.0%	102	1.0%	(113)%
Interest income (expense)	(429)	(1.5)%	(55)	(0.6)%	680%
Other income (expense)	77	0.3%	—	0.0%	—%

Net income (loss) before income taxes	(365)	(1.3)%	47	0.5%	(876)%
Income tax expense (benefit)	21	0.1%	8	0.1%	163%

Net income (loss)	(386)	(1.3)%	39	0.4%	(—)%

Revenue

ClearPoint’s revenues for the years ended December 31, 2004 and 2003 were $28,670 and $9,763, respectively, which represents an increase of $18,907 or 194%. $17,535 of this increase in revenue was due to the acquisition of transportation based contract rights of New Staff that were acquired on June 21, 2004 and new related contracts. The remaining increase was due to new temporary staffing contracts in the Mid Atlantic region.

Cost of Services and Gross Profit

Cost of services consist of direct labor expenses for time charged directly to a client and related payroll taxes, unemployment and workers’ compensation insurance expenses, employee benefits, and other out-of-pocket expenses directly associated with the performance of the service to the client. ClearPoint’s gross profit as a percentage of revenue for the years ended December 31, 2004 and 2003 were 21.2% and 15.9%, respectively, as a result of the higher gross margins achieved in the transportation industry.

Operating Expenses

ClearPoint’s operating expenses for the years ended December 31, 2004 and 2003 were $5,344 and $1,351, respectively, which represents an increase of $3,993. This increase is primarily due to the enhancement of ClearPoint’s back office team to handle the additional payroll and billing associated with acquisition of the contract rights in the transportation market, as well as the expansion of new transportation offices in the western United States. The increase in operating expenses of $3,993 includes increases in labor and related expenses of 50%, rent expenses of 46%, general insurance expenses of 76%, advertising expenses of 18% and professional services of 76%.

Depreciation and Amortization Expense

ClearPoint’s depreciation and amortization expenses for the years ended December 31, 2004 and 2003 were $743 and $100, respectively, which represents an increase of $643. This is primarily due to the amortization of the contract rights acquired through New Staff, Inc.

Interest Expense

ClearPoint’s interest expense for the years ended December 31, 2004 and 2003 were $429 and $55, respectively, which represents an increase of $374. The additional interest expense is in direct correlation with the increased borrowings due to the acquisition of assets from New Staff, Inc. (see Note 3 in the Notes to the Consolidated Financial Statements).

Liquidity and Capital Resources

Historically, ClearPoint’s short and long term liquidity needs have been financed primarily through cash generated by operating activities and through various forms of debt and equity financing. ClearPoint’s traditional use of cash flow which is for funding payroll in advance of collecting revenue, particularly during periods of economic upswings and growth and during periods where sales are seasonally high throughout the year. Temporary personnel are generally paid on a weekly basis while payments from customers are generally received 30 to 60 days after billing. Upon consummation of the merger, Terra Nova has reflected in its pro forma condensed combined income statement and balance sheet that its current intention is to use existing cash to retire ClearPoint’s existing debt facilities and redemption of the ClearPoint’s outstanding warrants. Terra Nova believes that this strategy would provide the Company continued flexibility in its traditional use of cash flow mentioned above, and further provide liquidity for organic growth, future acquisitions and working capital.

Effective August 14, 2006, ClearPoint entered into an agreement with the former stockholders of StaffBridge, Inc. in connection with ClearPoint’s acquisition of StaffBridge, Inc. in the amount of $450 and is due December 31, 2007. Interest is calculated at 6% per annum and is payable quarterly. The balance at September 30, 2006 was $450.

Effective February 28, 2005, ClearPoint entered into a revolving loan agreement with Bridge Healthcare Finance, LLC (“Bridge”) in which ClearPoint may borrow up to 90% of the eligible accounts, as defined in the Agreement, up to $12,500. Any amounts borrowed must be paid on February 28, 2008. Interest is payable monthly at prime plus 450 basis points, but cannot be less than 9.50%. ClearPoint paid a $200 closing fee, which is included in deferred financing costs, and pays a monthly mandatory fee of $30 and a fee of 3% on the unused revolving loan. The loan is collateralized by all of the assets of ClearPoint and is guaranteed by the principal stockholders of ClearPoint. The balance at September 30, 2006 was $7,250.

Effective February 28, 2005, ClearPoint also entered into a term loan agreement with Bridge in which ClearPoint may borrow up to $10,000 which is due on February 28, 2008. Interest is payable monthly at a fixed rate of 16% on an annual basis. The amounts borrowed under the term loan are collateralized by all of the assets of ClearPoint and is guaranteed by the principal stockholders of ClearPoint. The balance at September 30, 2006 was $4,853 which is net of the unamortized discount of $266 relating to the issuance of detachable warrants described below.

In connection with the revolving loan and the note payable to Bridge, ClearPoint is required to maintain and achieve certain financial covenants, including a minimum tangible net worth, debt service coverage ratio and a minimum earnings before interest, taxes, depreciation and amortization (“EBITDA”). ClearPoint was in compliance with these covenants as of September 30, 2006 and December 31, 2005. A significant portion of the proceeds of the revolving loan and note payable was used to repay a working capital line of credit and note payable with Sovereign Bank, amounts owed to Wells Fargo described below, a note payable due to New Staff, Inc. and notes payable due to unrelated individuals as noted in ClearPoint’s financial statements.

As a result of the merger agreement with Terra Nova, ClearPoint believes that it is in the best interest of shareholders to pay down both the revolving loan and note payable to Bridge with cash in the combined company. ClearPoint’s management believes this paydown will provide significant savings in interest expenses to the Company going forward.

Effective March 31, 2005, ClearPoint entered into a subordinated note payable of $1,290 to Blue Lake Rancheria which is due March 31, 2008. Interest of 6% per annum is payable quarterly. This note has been guaranteed by one of the principal stockholders of ClearPoint and was primarily used to assist ClearPoint in funding its workers compensation insurance policy. The balance of this note payable at September 30, 2006 is $1,290.

On March 1, 2005, ClearPoint issued a 12% Amended and Restated Subordinated Note in the original principal amount of $300 due 2008 and a 9% Amended and Restated Subordinated Note in the original principal amount of $250 due 2008 to Optos Capital, LLC, a Pennsylvania limited liability company which is wholly-owned by Christopher B. Ferguson, a director and the president of ClearPoint. On March 1, 2005, ClearPoint issued a 12% Amended and Restated Subordinated Note in the original principal amount of $300 due 2008 to Fergco Bros Partnership, a New Jersey partnership of which Christopher Ferguson owns a twenty five percent (25%) ownership interest. The balance of these notes payable at September 30, 2006 is $300, $250 and $300, respectively.

On March 1, 2005, ClearPoint issued a 12% Subordinated Note in the original principal amount of $100 due 2008 to Richard Traina and Margaret Traina, the parents of Michael Traina, a director and the chief executive officer of ClearPoint. The balance of this note payable at September 30, 2006 is $100.

In addition, ClearPoint issued 12% Amended and Restated Subordinated Notes in the aggregate original principal amount of $310 due 2008 to several ClearPoint shareholders who do not individually own 5% or more of the outstanding securities of ClearPoint and who are not members of the immediate family of any ClearPoint director or executive officer. The balance of these notes payable at September 30, 2006 is $310.

Prior to February 28, 2005, ClearPoint had an agreement with Wells Fargo pursuant to which it sold its trade accounts receivable with recourse to Wells Fargo. Wells Fargo provided an initial advance of 90% of the gross amount of each receivable. Upon collection of the receivable, ClearPoint received the additional residual payment net of financing charges at 1% per month. In the event the receivable was not collected within ninety days, ClearPoint repurchased the receivable from Wells Fargo. ClearPoint had $2,321 of its accounts receivable sold with recourse to Wells Fargo that remained uncollected as of December 31, 2004. Effective February 28, 2005, amounts owed to Wells Fargo were paid through the Bridge revolving loan and note payable described above and the arrangement was terminated.

Net cash (used)/provided by operating activities was $895, $386 and $(2,281) and $121 for the nine months ended September 30, 2006 and the years ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively. The primary change in the nine months ending September 30, 2006 that resulted in $895 of net cash provided was due to: a book net loss of $412, non cash items of: a deferred tax benefit of $328, an increase in the depreciation and amortization expense of $2,010 relating to the acquisition of contract rights, a decrease in the provision for doubtful accounts of $58, non-cash interest on the warrant liability relating to the Bridge debt of $51, and cash items of: an decrease in accounts receivable of $646, an increase in unbilled revenue of $551, an increase in prepaid expenses and other current assets of $959, an increase in other assets of $582, a decrease in accounts payable of $330, an increase in accrued expenses and other accrued liabilities of $1,324, an increase in accrued payroll and related taxes of $43, and a decrease in retirement benefits due of $56.

The primary changes in the year ending December 31, 2005 that resulted in $386 of net cash provided by operating activities was due to a book net loss of ClearPoint of $1,199, non cash items of: a deferred income tax benefit of $168, an increase in depreciation and amortization expense of $2,013 relating to the acquisition of contract rights, an increase in the provision for doubtful accounts of $178, non-cash interest on the warrant liability relating to the Bridge debt of $1,173, and cash items of: an increase in accounts receivable of $761, an increase in unbilled revenue of $652, an increase in prepaid expenses and other current assets of $1,839, an increase in other assets of $1,085, an increase in accounts payable of $950, an increase in accrued expenses and other accrued liabilities of $165, an increase in accrued payroll and related taxes of $1,645, and a decrease in retirement benefits due of $163.

The primary changes in the year ending December 31, 2004 that resulted in ($2,281) of net cash used in operating activities was due to: a book net loss of ClearPoint of $386, depreciation and amortization expense of $743 relating to the acquisition of contract rights, an increase in accounts receivable of $3,138, an increase in unbilled revenue of $561, an increase in accounts payable of $317, an increase in accrued expenses and other accrued liabilities of $170 and an increase in accrued payroll and related taxes of $618.

Net cash (used)/provided in investing activities was $(379), $(9,239), $(1,105) and $(87) for the nine months ended September 30, 2006 and the years ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively. The primary uses of cash for investing activities for the nine months ending September 30, 2006 were purchase of equipment, furniture and fixtures of $146 and the acquisition of StaffBridge, Inc. for $233. The primary uses of cash for investing activities in these years were the acquisition in 2005 of Quantum Resources Corp. for $9,200 and the acquisition in 2004 of assets from New Staff, Inc. for $1,100, respectively. The remaining portions in all periods were related to purchases of equipment, furniture and fixtures.

Net cash (used)/provided by financing activities was $(137), $8,808, $3,490 and $(33) for the nine months ended September 30, 2006 and the years ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively. The primary activities in the nine months ended September 30, 2006 that resulted in net cash used of $(137) was new borrowings of $631 from Bridge, fees incurred due to the Bridge refinancing not previously recognized of $100, and $594 of proceeds of paid in capital from the two primary shareholders of ClearPoint.

The primary activities in the year ending December 31, 2005 that resulted in net cash provided of $8,808 was the new borrowings of $14,193 from Bridge and Blue Lake Rancheria, the resulting repayment of amounts owed to New Staff, Inc. of $1,450, a repurchase of accounts receivable sold with recourse in 2004 of $2,321, fees incurred due to the refinancing of $904, and the repayment of $150 and $415 to Sovereign Bank for a working capital line of credit and a note payable.

The primary activities in the year ending December 31, 2004 that resulted in net cash provided of $3,490 was from the additional notes payable to stockholders of $1,105 and the proceeds from the sale of accounts receivable with recourse of $2,321.

Quantitative and qualitative disclosures about market and interest rate risk:

ClearPoint’s major financial market exposure is to changing interest rates. While much of ClearPoint’s debt is at a fixed percentage interest rate, ClearPoint’s borrowings under its revolving loan facility with Bridge vary based on changes in interest rates. At September 30, 2006, ClearPoint has total debt outstanding on this revolving loan facility of approximately $7,250. Changes in the bank’s prime rate would have an impact on ClearPoint’s cash flows, and earnings for the nine months ending September 30, 2006. For example, a 0.25% increase in the base rates would increase ClearPoint’s monthly interest expenses and negatively impact earnings and cash flows by approximately $2.

Warrants

In connection with the $10,000 term loan at February 28, 2005, ClearPoint simultaneously issued three detachable warrants to purchase an aggregate of 9% of ClearPoint’s outstanding stock, on a fully diluted basis, at an exercise price at $0.001 per share. The warrants vested immediately upon issuance and may be exercised until February 28, 2015. One of the warrants gives the holder (Bridge) the right to purchase 7% of ClearPoint and the other two warrants gives each holder (brokers) the right to purchase 1%. At the option of the holder, the consideration for the exercise price may be, cash, extinguishment of note payable by ClearPoint to the extent of exercise price or common stock of ClearPoint held by Bridge, valued at fair value. The agreement also provides for cashless exercise, at the option of the holder. The shares issuable on exercise of the warrants are not registered under the Securities Act. The agreement, however, provides for registration rights to the holders. ClearPoint when requested by a majority of the holders of registrable securities, as defined, is required to use reasonable best efforts to register the securities and keep the registration effective.

In addition, the holders of the warrants have the right to put the warrants to ClearPoint at fair market value (generally defined in the warrant agreement as the higher of the fair market value as determined by ClearPoint’s Board, the results of an independent appraisal or the proceeds of the sale of the assets of ClearPoint) less exercise price, three years from the date of closing of the note agreement or earlier on happening on a qualified public offering, as defined, change in control as defined or on default under the loan agreement. Such put right will terminate on the happening of a qualified public offering if the holder is able to and does sell all of registrable securities. The warrant agreement also provides for a call feature at the option of ClearPoint after a period of five years from the closing of the loan agreement or earlier, on happening on a qualified public offering, as defined, or change in control, as defined. The consummation of the merger with Terra Nova will constitute a change in control.

ClearPoint has accounted for the warrants issued to the investors as a liability under the provisions of FAS150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (“FAS 150”). The warrants were initially valued at $396 by an independent valuation company. This initial value has been recorded as debt discount and is being amortized over the three year life of the loan by the interest method. Amortization of $98 and $130 has been recorded by ClearPoint as interest expense in 2006 and 2005, respectively. The warrants as a liability will be fair valued each reporting period and the increase/decrease will be reflected as interest expense/income in the consolidated statement of operations. As of September 30, 2006, the warrants were independently revalued at $1,619, and the increase in the liability has been charged to interest expense on warrant liability in the appropriate period. The Unaudited Pro forma Condensed Combined Financial Statements contained within this proxy statement assume the redemption of these warrants for cash at the consummation of the merger with Terra Nova.

Contractual Obligations

A summary of ClearPoint’s contractual obligations as of September 30, 2006 is as follows:

$ (000’s)	Total	2006	2007	2008	2009	2010	thereafter
Long-term debt	15,103	—	450	14,653	—	—	—
Operating leases	1,830	175	628	475	256	—	—
Retirement benefits	488	18	74	74	74	74	191

	17,421	193	1,152	15,202	330	74	191

Long-term debt: As discussed under Liquidity and Capital Resources, ClearPoint has entered into various debt agreements with Bridge, Blue Lake Rancheria and various stockholders with varying expiration dates in the year ending December 31, 2008. Clear Point has entered into a debt agreement with unrelated individuals in connection with the acquisition of StaffBridge, Inc. expiring December 31, 2007.

Operating Leases: ClearPoint leases offices and equipment under operating leases that expire over the next one to five years.

Retirement Benefits: Upon its acquisition of Quantum, ClearPoint assumed a stock purchase agreement dated December 30, 1986 with a former owner. The agreement called for the payment of retirement benefits in equal monthly payments, adjusted for the cost of living increases equal to the Consumer Price Index. The former owner is entitled to these benefits until his death. On date of acquisition of Quantum on July 29, 2005, ClearPoint recorded a liability based upon the expected remaining life of the former owner, and made payments of $31 in the period ended December 31, 2005 and $55 in the period ended September 30, 2006.

Contingencies and Litigation: In the ordinary course of its business, ClearPoint is periodically threatened with or named as a defendant in various lawsuits, claims and pending actions, and is typically engaged in various litigation from time to time. The principal risks that ClearPoint insures against are workers’ compensation, general liability, automobile liability, property damage, alternative staffing errors and omissions, fiduciary liability and fidelity losses. If a potential loss arising from these lawsuits, claims and actions is probable, reasonably estimable, and is not an insured risk, ClearPoint records the estimated liability based on circumstances and assumptions existing at the time. Whereas management believes the recorded liabilities are adequate, there are inherent limitations in the estimation process whereby future actual losses may exceed projected losses, which could materially adversely affect the financial condition of ClearPoint.

Terra Nova Merger: On August 9, 2006, ClearPoint entered into a merger agreement with Terra Nova. A wholly owned subsidiary of Terra Nova, formed to effectuate the merger by merging with and into ClearPoint, is also a party to the merger agreement. As a result of the merger, ClearPoint will be the surviving corporation and will be a wholly owned subsidiary of Terra Nova. The stockholders hold all of the outstanding voting stock of ClearPoint and have approved and adopted the merger agreement in accordance with the DGCL. The merger is expected to be consummated in the last quarter of 2006, after the required approval by the stockholders of Terra Nova and the fulfillment of certain other conditions, as discussed herein.

DIRECTORS AND EXECUTIVE OFFICERS OF TERRA NOVA FOLLOWING THE MERGER

At the effective time of the merger, the board of directors and executive officers of Terra Nova will be as follows:

Name	Age	Position
Michael D. Traina	36	Chairman of the Board and Chief Executive Officer

Christopher Ferguson	38	President, Secretary and Director

Kurt A. Braun	40	Chief Financial Officer and Treasurer

J. Todd Warner	43	Chief Operating Officer

Lee W. Chung	41	Vice President

Vahan Kololian	53	Lead Director

Brendan Calder	60	Director

Michael Perrucci	53	Director

Parker Drew	38	Director

Harry Glasspiegel	56	Director

MICHAEL D. TRAINA has served as a Director and the Chief Executive Officer of ClearPoint since its founding in October 2001. Previously, Mr. Traina was Chief Executive Officer for Correctional Healthcare Solutions, Inc., a portfolio company of the Lomax Companies from January 1999 to October 2000. From 1997 to May 2001, Mr. Traina was President and CEO of Foster America, Inc., a portfolio company of the Lomax Companies. Mr. Traina was the Director of New Business Development for The Lomax Companies from 1996 to October 2000, where he was responsible for evaluating venture capital investment opportunities, raising capital for transactions, and advising the Lomax portfolio companies in the areas of marketing and finance. Prior to joining the Lomax team, Mr. Traina ran VICEN, Inc., a privately held direct marketing firm, from 1995 to 1996 and worked for Salomon Brothers as a corporate bond trader from 1994 to 1995. Mr. Traina holds a B.A. from Brown University and an MBA from the Darden School at the University of Virginia.

CHRISTOPHER FERGUSON has served as a Director and the President of ClearPoint since its founding in October 2001. Prior to joining ClearPoint, in December 2000, Mr. Ferguson founded and was Managing Director of Optos Capital, LLC, a private equity investment firm, that made investments in commercial real estate, a financial management company, and ClearPoint. From 1995 to December 2000, Mr. Ferguson was Managing Director of the Florio Group, a private equity investment company founded by Mr. Ferguson and former New Jersey Governor James J. Florio. Mr. Ferguson received a B.A. from Villanova University and a J.D. from Widener University School of Law.

KURT A. BRAUN has served as ClearPoint’s Chief Financial Officer since September 2004. From January 2003 to June 2004, Mr. Braun was Interim Manager of Financial Reporting and Analysis at American Water, the largest publicly held utility in the United States, working through Resources Global Professionals, a professional services firm. From September 1995 to December 2002, Mr. Braun was Chief Financial Officer of LEM Products, Inc., an industrial identification manufacturer, where he was responsible for all financial and administrative matters of the company. From 1994 to 1995, he was a Senior Consultant at KPMG Consulting, LLP, where he was responsible for a number of executive information systems implementations at Fortune 50 companies. Mr. Braun holds a B.B.A. and an M.B.A. in Finance and International Business from the Fox School of Business at Temple University.

J. TODD WARNER has served as ClearPoint’s Chief Operating Officer since September 2005. Prior to joining ClearPoint, Mr. Warner was National Director for Permanent Division of Westaff, Inc., an international commercial staffing firm December 2004 to August 2005 and was Vice President of Sales from May 2002 to December 2004. From 1999 to April 2002, Mr. Warner was Chief Operating Officer of Anderson Knight, a privately held regional accounting and finance consulting firm. From 1996 to 1999, Mr. Warner was a Senior Vice President for Acsys Resources, Inc., an international provider of accounting, finance and IT staffing solutions.

LEE W. CHUNG has been Terra Nova’s chief financial officer and a member of our board of directors since our inception. Mr. Chung has been the chief financial officer and vice president of finance of Precinda Corporation since May 2002. He has also been a partner of TerraNova Partners L.P. since September 2004 and a vice president of TerraNova Management Corp. since September 2004. From January 1997 to May 2002, Mr. Chung served as corporate controller of Husky Injection Molding Systems Ltd., a supplier of injection molding equipment and services to the plastics industry. From November 1991 to January 1997, he served as finance manager of Nortel Networks Corporation, a New York and Toronto Stock Exchange listed telecommunications company. Mr. Chung holds a Bachelor of Commerce and Finance degree from the University of Toronto and is a Chartered Accountant.

VAHAN KOLOLIAN has been our chairman of the board and chief executive officer since our inception. Mr. Kololian has been the chairman of the board, president and chief executive officer of Precinda Corporation, a private industrial holding company based in Toronto, since its formation in March 2000. He has also been a partner of TerraNova Partners L.P., a private investment firm and an affiliate of Precinda Corporation, since September 2004 and president of TerraNova Management Corp., the manager of TerraNova Partners L.P., since September 2004. In January 1991, Mr. Kololian co-founded Polar Capital Corporation, a Toronto and Calgary based merchant banking firm, and served as its president until March 2000. He also served as president of Polar Enterprise Partners Inc., a private fund managed by Polar Capital Corporation, from its inception in June 1997 until March 2000. From September 1988 to March 1990, he was a director and partner of Gordon Capital Corporation, an investment bank. Mr. Kololian commenced his career at Burns Fry Ltd., an investment bank now owned by Nesbitt Burns (which is owned by the Bank of Montreal), where Mr. Kololian served in various professional roles in the investment banking and mergers and acquisitions groups from September 1981 to September 1988. Mr. Kololian is a director of Manicouagan Minerals Inc. and Western Goldfields Inc. Mr. Kololian is a member of The World Presidents’ Organization and a member of The Law Society of Upper Canada. He holds a B.A. from the University of Western Ontario and an LL.B. from the University of Ottawa.

In his capacity as Lead Director, Mr. Kololian will endeavor to facilitate the functioning of the board independently of Terra Nova’s post-closing management. Among other things, he will serve as liaison between the non-management members of the board and the Chairman-Chief Executive Officer and as a contact person to facilitate communications by Terra Nova’s officers and stockholders with the non-management members of the board. He will also ensure that the board, its committees, individual directors and senior management understand and discharge their duties and obligations under Terra Nova’s system of corporate governance and promote best practices and high standards of corporate governance.

BRENDAN CALDER has been a member of our board of directors since our inception. Since January 2001, Mr. Calder has been an adjunct professor of strategic management at the Rotman School of Management of the University of Toronto. From January 1996 until March 2000, Mr. Calder was the chairman of the board, president and chief executive officer of CIBC Mortgages in Toronto Ontario. He was also president and a director of Firstline Trust Company from April 1988 to January 1996. Mr. Calder is a director of FirstService Corporation, Custom Direct Income Fund Inc., and Coventree Capital, Inc. Mr. Calder is a member of The World Presidents’ Organization. Mr. Calder holds a Bachelor of Mathematics degree from the University of Waterloo.

MICHAEL PERRUCCI is currently a Partner of Florio Perrucci Steinhardt & Fader, LLC, a law firm which he founded in April 2004. Previously Mr. Perrucci was a Partner at the law firm Fischbein-Badillo-Wagner- Harding, from 1999 to April 2004. From 1995 to 1999, Mr. Perrucci was a Founder and Partner with the law firm of Florio & Perrucci. From 1990 to 1995, Mr. Perrucci was a Partner at the law offices of Mudge, Rose, Guthrie, Alexander & Ferdon. From 1979 to 1990, Mr. Perrucci had his own private law. From 1978 to 1979, Mr. Perrucci was a law clerk. Mr. Perrucci is both Director and Founder of Premier Bank and Peron Construction Co., Inc. and a Director at both Team Capital Bank and Phoenix Container Corp. Mr. Perrucci holds a B.A. from Moravian College and a J.D. from Seton Hall Law School.

PARKER DREW has been a Managing Director at JP Morgan Chase since April 2005, and is the Global Head of Trading for Natural Gas and Crude Oil. Prior to joining JP Morgan Chase, Mr. Drew was a Managing Partner at Drew Advisors, an energy focused hedge fund, where he was also a founder, from June 2004 to April 2005. From 1996 to June 2004, Mr. Drew was an Executive Director of Commodity Trading at Morgan Stanley, where he managed a large, predominantly proprietary derivatives portfolio. From 1994 to 1996, Mr. Drew was an Assistant Vice President of Natural Gas at Merrill Lynch, where he facilitated customer flow and managed a proprietary portfolio. From 1991 to 1994, Mr. Drew held various positions at Cooper Neff and Associates, Kevis Bender Investment Group, and Mabon Securities. Mr. Drew received a Finance MBA from NYU Stern School of Business and an AB Economics and History degree from Brown University.

HARRY GLASSPIEGEL has been Chairman of Glasspiegel Ventures, LLC, which advises and invests in various outsourcing businesses since May 1999. Prior to founding the firm in 1999, Mr. Glasspiegel was CEO of a venture and advisory unit of CNA, a leading commercial and property and casualty insurer. He previously served as a partner in the law firm of Pillsbury Winthrop Shaw Pittman, from April 2005 through June 2006, and as an associate and partner in its predecessor firm, Shaw Pittman Potts & Trowbridge, from 1979 to 1997, where he co-founded the firm’s global sourcing advisory practice. Since 2000, Mr. Glasspiegel has also been active in the funding, startup and oversight of CRAIG/is, Ltd., a business processing outsourcing services firm serving the insurance industry, headquartered in Jacksonville, Florida. In 1991, Mr. Glasspiegel became a Founding Advisor to the Sourcing Interests Group (SIG), an international outsourcing organization. Mr. Glasspiegel holds a B.A. from Wesleyan University and a J.D. from Wisconsin Law School.

Meetings and Committees of the Board of Directors of Terra Nova

During the fiscal year ended December 31, 2005, Terra Nova’s board of directors held two meetings. Although Terra Nova does not have any formal policy regarding director attendance at annual stockholder meetings, Terra Nova will attempt to schedule its annual meetings so that all of its directors can attend. Terra Nova expects its directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.

Independence of Directors

In anticipation of being listed on Nasdaq, Terra Nova will adhere to the rules of Nasdaq in determining whether a director is independent. The board of directors of Terra Nova also will consult with our counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment. Nasdaq requires that a majority of the board of directors of a company be independent. Consistent with these considerations, the board of directors of Terra Nova has affirmatively determined that, upon appointment to the board of directors of Terra Nova on the closing of the merger, Messrs. Drew, Perrucci, Calder and Glasspiegel will be the independent directors of Terra Nova for the ensuing year.

Terra Nova currently does not have a majority of independent directors and is not required to.

Audit Committee

Upon consummation of the merger, the board of directors of Terra Nova will establish an audit committee with Messrs. Calder, Glasspiegel and Perrucci as its members, each an independent director under Nasdaq listing standards, with Mr. Calder acting as chairman. The purpose of the audit committee will be to appoint, retain, set compensation of, and supervise our independent accountants, review the results and scope of the audit and other accounting related services and review our accounting practices and systems of internal accounting and disclosure controls. Since the Terra Nova audit committee will not be formed until the consummation of the merger, it did not meet in the year ended December 31, 2005.

Independent Auditors’ Fees

The firm of BDO Seidman, LLP is currently Terra Nova’s principal accountant. During the nine months ended September 30, 2006, the fees incurred to Terra Nova’s principal accountant totaled $15,869 for the review of our March 31, June 30 and September 30 Quarterly Reports on Form 10-QSB.

Through December 31, 2005, the fees paid to Terra Nova’s principal accountant were $51,685 in connection with our initial public offering (financial statements included in the Form S-1 and Current Report on Form 8-K/A filed with the Securities and Exchange Commission on April 22, 2005), Form 10-KSB for December 31, 2005 and the review of our three 2005 Quarterly Reports on Form 10-QSB. There were no audit services rendered prior to December 31, 2004.

Lazar Levine & Felix LLP will serve as principal accountant after the merger.

Audit-Related Fees

During the nine months ended September 30, 2006, the audit-related fees charged by Terra Nova’s principal accountant were $33,500, all in connection with this proxy statement.

During 2005 and 2004, our principal accountant did not render assurance and related services reasonably related to the performance of the audit or review of financial statements.

Tax Fees

During 2005 and 2004, the principal accountant did not render tax services.

All Other Fees

During 2004 and 2005, there were no fees billed for products and services provided by our principal accountant to Terra Nova other than those set forth above.

Audit Committee Pre-Approval Policies and Procedures

Since the Terra Nova audit committee will not be formed until the consummation of the merger, the audit committee did not pre-approve any accounting-related or tax services. However, the Terra Nova board of directors has approved the services described above. In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before Terra Nova engages its independent accountant to render audit or permitted non-audit services, the engagement will be approved by the audit committee. Since the Terra Nova audit committee will not be formed until the consummation of the merger, it has not yet met or prepared a committee report.

Code of Ethics

In April 2005, our board of directors adopted a code of ethics that applies to Terra Nova’s directors, officers and employees as well as those of its subsidiaries. A copy of our code of ethics may be obtained free of charge by submitting a request in writing to Terra Nova Acquisition Corporation, 2 Bloor Street West, Suite 3400, Toronto, Ontario, Canada M4W 3E2.

Compensation Committee Information

Upon consummation of the merger, the board of directors of Terra Nova will establish a compensation committee with Messrs. Drew, Glasspiegel and Perrucci as its members, each an independent director under

Nasdaq listing requirements. The purpose of the compensation committee will be to review and approve compensation paid to our officers and directors and to administer Terra Nova’s incentive compensation plans, including authority to make and modify awards under such plans. Initially, the only plan will be the 2006 Long-Term Incentive Plan.

Nominating Committee Information

Upon consummation of the merger, Terra Nova will form a nominating committee in connection with the consummation of the merger. The members will be Messrs. Drew, Glasspiegel and Perrucci, each an independent director under Nasdaq listing standards. The nominating committee will be responsible for overseeing the selection of persons to be nominated to serve on Terra Nova’s board of directors. The nominating committee will consider persons identified by its members, management, stockholders, investment bankers and others. During the period commencing with the closing of the merger and ending immediately after the 2008 annual meeting of ClearPoint, the nominees for Terra Nova’s board of directors will be determined pursuant to the terms of the voting agreement and approved by the nominating committee.

Terra Nova does not have any restrictions on stockholder nominations under its certificate of incorporation or by-laws. The only restrictions are those applicable generally under Delaware corporate law and the federal proxy rules. Prior to the consummation of the merger agreement, Terra Nova has not had a nominating committee or a formal means by which stockholders can nominate a director for election. Currently, the entire board of directors decides on nominees, on the recommendation of one or more members of the board. The board of directors will consider suggestions from individual stockholders, subject to evaluation of the person’s merits. Stockholders may communicate nominee suggestions directly to any of the board members, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. Although there are no formal criteria for nominees, the board of directors believes that persons should be actively engaged in business endeavors.

Compensation of Officers and Directors

No executive officer of Terra Nova has received any cash or non-cash compensation for services rendered to Terra Nova. Each executive officer has agreed not to take any compensation prior to the consummation of a business combination.

Commencing April 18, 2005 and ending upon the acquisition of a target business, Terra Nova has and will continue pay TerraNova Management Corp., an affiliate of Vahan Kololian, our chairman of the board and chief executive officer, Lee W. Chung, our chief financial officer and member of our board of directors, and Jesse Gill, our vice president and member of our board of directors, a fee of $7,500 per month fee for providing Terra Nova with office space and certain office and secretarial services. Other than this $7,500 per-month fee, no compensation of any kind, including finders and consulting fees, have been or will be paid to any of Terra Nova’s officers. However, Terra Nova’s executive officers are reimbursed for any out-of-pocket expenses incurred in connection with activities on Terra Nova’s behalf such as identifying potential target business and performing due diligence on suitable business combinations. As of September 30, 2006, an aggregate of $184,523 has been reimbursed to them for such expenses.

Terra Nova’s directors do not currently receive any cash compensation for their service as members of the board of directors. However, in the future, non-employee directors may receive certain cash fees and stock awards that the Terra Nova board of directors may determine to pay.

Employment Agreements

Michael Traina and Chris Ferguson

In connection with the consummation of the Merger Agreement, Michael Traina, ClearPoint’s chief executive officer and Christopher Ferguson, ClearPoint’s president, will enter into employment agreements with Terra Nova providing for them to be employed in similar positions. Each employment agreement will be for a three-year term, subject to earlier termination in certain circumstances, and may be automatically extended for one year unless the executive and Terra Nova mutually agree to terminate any automatic extension period. The employment agreements provide for initial annual base salaries of $300,000. The employment agreements provide that, in the event of the termination of an executive’s employment by Terra Nova without cause (as defined in the employment agreement), Terra Nova will pay him a lump sum equal to: (i) the executive’s base salary for the greater of the period of time remaining under the term of the agreement or two years and (ii) any approved but unpaid bonus, if any, with respect to the current fiscal year. The employment agreements contain certain restrictive covenants that prohibit the executives from disclosing information that is confidential to Terra Nova and its subsidiaries and generally prohibit them, during the employment term and for two years after the date of termination of executive’s employment agreement, from competing with Terra Nova and its subsidiaries and soliciting or hiring the employees of Terra Nova and its subsidiaries. The forms of employment agreements are annexed as Annexes H and I hereto. We encourage you to read the employment agreements in their entirety.

Kurt A. Braun

On April 18, 2005, ClearPoint entered into an employment agreement with Kurt A. Braun, ClearPoint’s chief financial officer. The employment agreement provides for an initial annual base salary of $125,000, which has since been increased to $150,000, a discretionary bonus of up to $30,000 per year based on ClearPoint’s achievement of EBITDA targets, and certain additional (“fringe”) benefits. This agreement is terminable at will by either party. Upon termination by ClearPoint for any reason other than for cause, Mr. Braun is entitled to a severance payment in the amount of $65,000. Upon a successful completion of an initial public offering of at least a portion of ClearPoint’s stock, Mr. Braun is entitled, at the sole discretion of ClearPoint, to $100,000 of the proceeds of the initial public offering in cash, or an equivalent value of ClearPoint stock at the time of the offering. Upon the partial sale of assets of ClearPoint, Mr. Braun is entitled to a cash payment of $100,000. Upon the sale of substantially all the assets of ClearPoint, Mr. Braun is entitled to a cash payment of 5% of the net purchase price up to a maximum of $100,000. The consummation of the merger entitles Mr. Braun to such $100,000 payment under the provisions. The employment agreement contains certain restrictive covenants that prohibit Mr. Braun from disclosing information that is confidential to ClearPoint and generally prohibits him, during his employment and for one year thereafter, from competing with ClearPoint and its subsidiaries and soliciting or hiring ClearPoint employees.

J. Todd Warner

On February 16, 2005, ClearPoint entered into an employment agreement with J. Todd Warner, ClearPoint’s Chief Operating Officer. The employment agreement provides for an initial annual base salary of $180,000, a discretionary bonus of up to $100,000 per year based on ClearPoint’s achievement of revenue and profit targets, and certain additional (“fringe”) benefits. This agreement is terminable at will by either party. Upon a successful completion of an initial public offering of at least a portion of the ClearPoint’s stock, Mr. Warner is entitled, at the sole discretion of ClearPoint, to $100,000 of the proceeds of the initial public offering in cash, or an equivalent value of ClearPoint stock at the time of the offering. Upon the partial sale of the assets of ClearPoint, Mr. Warner is entitled to a cash payment of $100,000. Upon the sale of substantially all the assets of ClearPoint, Mr. Warner is entitled to a cash payment of 5% of the net purchase price up to a maximum of $100,000. The consummation of the merger entitles Mr. Warner to such $100,000 payment under the provisions. The employment agreement contains certain restrictive covenants that prohibit Mr. Warner from disclosing information that is confidential to ClearPoint and generally prohibits him, during his employment and for one year thereafter, from competing with ClearPoint and its subsidiaries and soliciting or hiring ClearPoint employees.

BENEFICIAL OWNERSHIP OF SECURITIES

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our common stock as of January 19, 2007 and after consummation of the merger by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock either on January 19, 2007 or after the consummation of the merger;

•	each of our current executive officers and directors;

•	each person who will become director upon consummation of the merger;

•	all our current executive officers and directors as a group; and

•	all of our executive officers and directors as a group after the consummation of the merger.

At any time prior to the special meeting, the Terra Nova Inside Stockholders, and/or their affiliates, may enter into a written plan to purchase Terra Nova securities pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, during a period when they are not then aware of any material nonpublic information regarding Terra Nova or its securities. Further, the Terra Nova Inside Stockholders, and/or their affiliates, may engage in other public market purchases, as well as private purchases, of securities at anytime prior to the special meeting of stockholders. The ownership percentages listed below do not include any such shares which may be purchased after January 19, 2007. Additionally, the ownership percentages below assume that 5,997,727 shares are issued to the ClearPoint Stockholders upon consummation of the merger.

	Beneficial Ownership of Our Common Stock on January 19, 2007			Beneficial ownership of Our Common Stock After the Consummation of the Merger
Name and Address of Beneficial Owner(1)	Number of Shares		Percent of Class before Merger	Number of Shares		Percent of Class after Merger(2)
Vahan Kololian	1,120,400	(3)	16.7%	2,670,400	(4)	18.7%
Fir Tree, Inc.(5)	596,500	(6)	8.9%	1,789,500	(7)	12.9%
Pequot Capital Management, Inc.(8)	350,000		5.2%	350,000		2.8%
Roynat Merchant Capital Inc. (9)	340,000	(10)	5.1%	840,000	(11)	6.4%
Brendan Calder	98,500	(12)	1.5%	115,500	(13)	0.9%
Randy Benson	90,000		1.3%	90,000		0.7%
Roman Fedus	0	(14)	0.0%	0	(14)	0.0%
Lee W. Chung	0	(15)	0.0%	0		0.0%
Jesse Gill	0	(15)	0.0%	0		0.0%
Michael D. Traina(16)	0		0.0%	3,231,575		25.4%
Christopher Ferguson(16)	0		0.0%	2,340,313		18.4%
Kurt A. Braun(16)	0		0.0%	0		0.0%
J. Todd Warner(16)	0		0.0%	0		0.0%
Michael Perrucci(16)	0		0.0%	0		0.0%
Parker Drew(16)	0		0.0%	0		0.0%
Harry Glasspiegel	0		0.0%	0		0.0%
All current Terra Nova directors and executive officers as a group (6 individuals)	1,308,900	(17)	19.5%	2,875,900	(18)	20.3%
All post-merger directors and executive officers as a group (10 individuals)				8,357,788		63.4%

1.	Unless otherwise noted, the business address of each of the following is 2 Bloor Street West, Suite 3400, Toronto, Ontario Canada M4W 3E2.
2.	These percentages are calculated assuming that no holder of shares of Terra Nova’s common stock issued in its IPO converts such shares into cash.

3.	These shares are held by TerraNova Partners L.P. 100% of the limited partnership interest of TerraNova Partners L.P. is beneficially owned by Mr. Kololian. Mr. Kololian also controls 100% of the voting interest in the general partner and 55% of the non-voting equity interest in the general partner. As such, Mr. Kololian exercises voting and dispositive power over these shares. Does not include 1,500,000 shares of common stock issuable upon exercise of warrants held by TerraNova Partners L.P. and 50,000 shares of common stock issuable upon exercise of warrants held by Cartesian Investments Inc., of which Mr. Kololian beneficially owns 50% of the outstanding common stock, all of which will become exercisable within the next 60 days.
4.	Includes the shares in footnote 3 above as well as the 1,550,000 shares of common stock issuable upon exercise of warrants that will become exercisable upon consummation of the merger.
5.	The business address of Fir Tree, Inc. is 535 Fifth Avenue, 31st Floor, New York, New York 10017.
6.	Represents (i) 369,830 shares of common stock held by Sapling, LLC and (ii) 226,670 shares of common stock held by Fir Tree Recovery Master Fund, L.P. Fir Tree, Inc. is the investment manager of both entities. Does not include (i) 739,660 shares of common stock issuable upon exercise of warrants held by Sapling, LLC that will become exercisable within the next 60 days and (ii) 453,340 shares of common stock issuable upon exercise of warrants held by Fir Tree Recovery Master Fund, L.P. not currently exercisable that will become exercisable within the next 60 days. The foregoing information was derived from a Schedule 13G filed with the SEC on April 29, 2005. Jeff Tannenbaum is the president of each of Fir Tree, Inc. and Fir Tree Recovery Master Fund, L.P.
7.	Includes the shares in footnote 6 above as well as the 1,193,000 shares of common stock issuable upon exercise of warrants that will become exercisable upon consummation of the merger.
8.	The business address of Pequot Capital Management, Inc. is 500 Nyala Farm Road, Westport, Connecticut 06880. Aryeh Davis is the chief operating officer, general counsel and secretary of Pequot Capital Management. The foregoing information was derived from a Schedule 13G filed with the SEC on February 14, 2006.
9.	The business address of Roynat Merchant Capital Inc. is c/o Roynat Capital Inc., 40 King Street West, 26th Floor, Toronto, Ontario, Canada M5H 1H1. Roynat Merchant Capital Inc. is owned 100% by The Bank of Nova Scotia. The CEO of Roynat Merchant Capital Inc. is David Swaine and the CEO of The Bank of Nova Scotia is Richard Waugh.
10.	Represents 340,000 shares of common stock held by Roynat Merchant Capital Inc. Does not include 500,000 shares of common stock issuable upon exercise of warrants held by Roynat Merchant Capital Inc. that will become exercisable within the next 60 days. The information with respect to the shares held by Roynat Merchant Capital Inc. was derived from a Schedule 13G filed with the SEC on May 4, 2005 and information known to Terra Nova.
11.	Includes the shares in footnote 10 above, as well as the 500,000 shares of common stock issuable upon the exercise of warrants that will become exercisable upon consummation of the merger.
12.	Represents 90,000 shares of common stock held by Mr. Calder and 8,500 shares of common stock held by the Calbren Trust, a trust established for the benefit of Mr. Calder. Does not include 17,000 shares of common stock issuable upon exercise of warrants held by the Calbren Trust that will become exercisable within the next 60 days.
13.	Includes the shares in footnote 12 above as well as the 17,000 shares of common stock issuable upon exercise of warrants that will become exercisable upon consummation of the merger.
14.	Does not include the shares of common stock held by Roynat Merchant Capital Inc., of which Mr. Fedus is manager of the merchant banking department of its affiliate, Roynat Capital Inc.
15.	This person owns a non-voting equity interest in the general partner of TerraNova Partners L.P. The shares owned by TerraNova Partners L.P. are not included in this person’s beneficial ownership because he has no power to vote or direct the disposition of such shares.
16.	The business address of each of these persons is 1600 Manor Drive, Chalfont, PA 18914.
17.	Does not include 1,567,000 shares of common stock issuable upon exercise of warrants that will become exercisable within the next 60 days.
18.	Includes the shares in footnote 17 above as well as the 1,567,000 shares of common stock issuable upon exercise of warrants that will become exercisable upon consummation of the merger.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Terra Nova Related Party Transactions

In July 2004, we issued 1,200,000 shares of our common stock to the following individuals for $25,000 in cash, at an average purchase price of approximately $0.028 (all after giving effect to a declared stock dividend of 0.6 shares of common stock for each outstanding share of common stock per share) as set forth below:

Name	Number of Shares	Relationship to Us
TerraNova Partners L.P.	810,000	Stockholder
Randy Benson	90,000	Director
Brendan Calder	90,000	Director
Roynat Capital Inc.	90,000	Stockholder
Randall Oliphant	56,000	Stockholder
Tim Creasy	32,000	Stockholder
George Koulakian	32,000	Stockholder

Randall Oliphant subsequently transferred his shares of common stock to Rockcliff Group Limited, a private entity he controls. Roynat Capital Inc. subsequently transferred its shares of common stock to Roynat Merchant Capital Inc., an affiliate of Roynat Capital Inc. TerraNova Partners L.P. subsequently transferred 56,000 shares of common stock to James Meekison.

Pursuant to an escrow agreement between us, the Terra Nova Inside Stockholders and Continental Stock Transfer & Trust Company, all of the Terra Nova Inside Stockholders’shares purchased prior to the IPO (“Inside Shares”) were placed in escrow, with Continental acting as escrow agent, pursuant to an escrow agreement, until the earliest of:

•	April 18, 2008;

•	our liquidation; or

•	the consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our consummating a business combination with a target business.

During the escrow period, these shares cannot be sold, but the Terra Nova Inside Stockholders will retain all other rights as stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, none of our Founders will receive any portion of the liquidation proceeds with respect to common stock owned by them prior to our initial public offering.

We also entered into a registration rights agreement with the Terra Nova Inside Stockholders pursuant to which the holders of the majority of the Inside Shares will be entitled to make up to two demands that we register these shares pursuant to an agreement to be signed prior to or on the date of this prospectus. The holders of the majority of these shares may elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow. In addition, these stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. We will bear the expenses incurred in connection with the filing of any such registration statements.

Each Terra Nova Inside Stockholder also entered into a letter agreement with us and EarlyBirdCapital pursuant to which, among other things:

•	each agreed to vote all Inside Shares owned by him in accordance with the holders of a majority of the shares of Terra Nova’s common stock sold in its IPO present in person or represented by proxy and entitled to vote at the special meeting if we solicit approval of our stockholders for a business combination;

•	if we fail to consummate a business combination by or by April 22, 2007 each agreed to take all reasonable actions within his power to cause us to liquidate as soon as reasonably practicable;

•	each waived any and all rights he may have to receive any distribution of cash, property or other assets as a result of such liquidation with respect to his Inside Shares;

•	each agreed to present to us for our consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of our consummation of a business combination, our liquidation or until such time as he ceases to be an officer or director of ours, subject to any pre-existing fiduciary obligations he might have;

•	each agreed that we could not consummate any business combination which involves a company which is affiliated with any of the Founders unless we obtain an opinion from an independent investment banking firm reasonably acceptable to EarlyBirdCapital that the business combination is fair to our stockholders from a financial perspective;

•	each agreed that he and his affiliates will not be entitled to receive and will not accept any compensation for services rendered to us prior to the consummation of our business combination; and

•	each agreed that he and his affiliates will not be entitled to receive or accept a finder’s fee or any other compensation in the event he or his affiliates originate a business combination.

TerraNova Management Corp., an affiliate of Vahan Kololian, Lee W. Chung and Jesse Gill, has agreed that, until the acquisition of a target business, it will make available to us a small amount of office space and certain office and secretarial services, as we may require from time to time. We have agreed to pay TerraNova Management Corp. $7,500 per month for these services.

During 2004 and 2005, TerraNova Partners L.P. advanced an aggregate of $90,000 to us to cover expenses related to our initial public offering. These loans were repaid from the net proceeds of the offering.

We reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations.

Other than the $7,500 per-month administrative fee and reimbursable out-of-pocket expenses payable to our officers and directors, no compensation or fees of any kind, including finders and consulting fees, will be paid to any of the Terra Nova Inside Stockholders or to any of their respective affiliates for services rendered to us prior to or with respect to the business combination.

As of January 19, 2007, the Company has borrowed $150,000 from TerraNova Partners L.P., an affiliate of Messrs. Kololian, Chung and Gill. The loan is unsecured, non-interest bearing and will be repaid on the earlier of the consummation by Terra Nova of a business combination or upon demand by TerraNova Partners; provided however that if a business combination is not consummated, Terra Nova will be required to repay the loan only to the extent it has sufficient funds available to it outside of the trust account.

TerraNova Management Corp. has agreed to provide certain advisory services to ClearPoint effective upon the closing of the merger. The term of the agreement is for one year after the closing and will automatically be renewed for successive one-year terms unless terminated by either party. TerraNova Management will provide advice and assistance to ClearPoint in its analysis and consideration of various financial and strategic alternatives, as well as assisting with transition services. TerraNova Management will receive an advisory fee of $200,000 per annum for such services, payable monthly.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable than are available from unaffiliated third parties and will require prior approval in each instance by a majority of the members of our board who do not have an interest in the transaction.

ClearPoint Related Party Transactions

On March 1, 2005, ClearPoint issued a 12% Amended and Restated Subordinated Note in the original principal amount of $300,000 due 2008 and a 9% Amended and Restated Subordinated Note in the original principal amount of $250,000 due 2008 to Optos Capital, LLC, a Pennsylvania limited liability company which is wholly-owned by Christopher Ferguson. On March 1, 2005, ClearPoint issued a 12% Amended and Restated Subordinated Note in the original principal amount of $300,000 due 2008 to Fergco Bros Partnership, a New Jersey partnership of which Christopher Ferguson owns a twenty five percent (25%) ownership interest.

On March 1, 2005, ClearPoint issued a 12% Subordinated Note in the original principal amount of $100,000 due 2008 to Richard Traina and Margaret Traina, the parents of Michael Traina, a director and the chief executive officer of ClearPoint

In addition, ClearPoint issued 12% Amended and Restated Subordinated Notes in the aggregate original principal amount of $310,000 due 2008 to several ClearPoint shareholders who do not individually own 5% or more of the outstanding securities of ClearPoint and who are not members of the immediate family of any ClearPoint director or executive officer.

The proceeds of these notes were used to fund acquisitions. Pursuant to the terms of these notes, ClearPoint has made interest only payments that have been paid through September 30, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires Terra Nova directors, officers and persons owning more than 10% of Terra Nova’s common stock to file reports of ownership and changes of ownership with the Securities ad Exchange Commission. Based on its review of the copies of such reports furnished to Terra Nova, or representations from certain reporting persons that no other reports were required, Terra Nova believes that all applicable filing requirements were complied with during the fiscal year ended December 31, 2005 and its most recent Forms 10-QSB covering the fiscal quarters ended March 31, 2006, June 30, 2006 and September 30, 2006.

DESCRIPTION OF TERRA NOVA COMMON STOCK AND OTHER SECURITIES

General

Terra Nova consummated its IPO on April 22, 2005. In the IPO, Terra Nova sold 5,520,000 units, which include all of the 720,000 units that were subject to the underwriters’ over allotment option. Each unit consists of one share of Terra Nova’s common stock and two redeemable common stock purchase warrants, each to purchase one share of Terra Nova’s common stock. Terra Nova’s common stock, warrants and units are quoted on the OTCBB under the symbols TNVA, TNVAW and TNVAU, respectively. Terra Nova’s units commenced public trading on April 19, 2005, and its common stock and warrants commenced separate public trading on May 3, 2005. The closing price for each share of common stock, warrant and unit of Terra Nova on August 8, 2006, the last trading day before announcement of the execution of the merger agreement, was $5.20, $0.35 and $5.94, respectively.

Terra Nova and ClearPoint will use their reasonable best efforts to obtain the listing for trading on Nasdaq of Terra Nova common stock, warrants and units. If Terra Nova’s common stock, warrants and units are listed on Nasdaq at the time of the closing of the merger, the symbols will change to ones determined by Terra Nova and Nasdaq that are reasonably representative of the corporate name or business of Terra Nova. Terra Nova’s management anticipates that the Nasdaq listing will be concurrent with the consummation of the merger. If the listing on Nasdaq is not approved, it is expected that the common stock, warrants and units will continue to be quoted on the OTCBB.

The certificate of incorporation of Terra Nova authorizes the issuance of 30,000,000 shares of common stock, par value $0.0001, and 1,000,000 shares of preferred stock, par value $0.0001. As of the record date, 6,720,000 shares of common stock were outstanding and no shares of preferred stock were outstanding.

Common Stock

The holders of common stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders. In connection with the vote required for any business combination, all of the existing stockholders, including all officers and directors of Terra Nova, have agreed to vote their respective shares of common stock owned by them immediately prior to the IPO in accordance with the vote of the holders of a majority of the shares of Terra Nova common stock sold in the IPO present in person or represented by proxy and entitled to vote at the special meeting. This voting arrangement does not apply to shares included in units purchased in the IPO or purchased following the IPO in the open market by any of Terra Nova’s stockholders, officers and directors. Terra Nova’s stockholders, officers and directors may vote their shares in any manner they determine, in their sole discretion, with respect to any other items that come before a vote of our stockholders.

Terra Nova will proceed with the merger only if stockholders who own at least a majority of the shares of common stock sold in the IPO vote in favor of the merger and stockholders owning fewer than 20% of the shares of common stock issued in Terra Nova’s IPO exercise conversion rights discussed below.

Our board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors standing for election in each class.

If Terra Nova is required to liquidate, the holders of Terra Nova common stock issued in the IPO will be entitled to share ratably in the trust account, inclusive of any interest, and any net assets remaining available for distribution to them after payment of liabilities. Holders of common stock issued prior to Terra Nova’s IPO have agreed to waive their rights to share in any distribution with respect to common stock owned by them prior to the IPO if Terra Nova is forced to liquidate.

Holders of Terra Nova common stock do not have any conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that the holders of Terra Nova common stock issued in the IPO have the right to have their shares of common stock converted to cash equal to their pro rata share of the trust account if they vote against the merger proposal, properly demand conversion and the merger is approved and completed. Holders of common stock who convert their stock into their shares of the trust account still have the right to exercise the warrants that they received as part of the units.

Preferred Stock

The certificate of incorporation of Terra Nova authorizes the issuance of 1,000,000 shares of a blank check preferred stock with such designations, rights and preferences as may be determined from time to time by Terra Nova’s board of directors. Accordingly, Terra Nova’s board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock, although Terra Nova has entered into an underwriting agreement which prohibits Terra Nova, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the trust account, or which votes as a class with the common stock on a business combination. Terra Nova may issue some or all of the preferred stock to effect a business combination. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of Terra Nova. There are no shares of preferred stock outstanding and Terra Nova does not currently intend to issue any preferred stock.

Warrants

Terra Nova currently has outstanding 11,040,000 redeemable common stock purchase warrants. Each warrant entitles the registered holder to purchase one share of our common stock at a price of $5.00 per share, subject to adjustment as discussed below, at any time commencing on the completion of the merger. The warrants expire on April 17, 2009 at 5:00 p.m., New York City time. Terra Nova may call the warrants for redemption:

•	in whole and not in part;

•	at a price of $0.01 per warrant at any time after the warrants become exercisable;

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•	if, and only if, the reported last sale price of the common stock equals or exceeds $8.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or Terra Nova’s recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below the exercise price.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to Terra Nova, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No warrants will be exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of a warrant agreement, Terra Nova has agreed to maintain a current prospectus relating to common stock issuable upon exercise of the warrants until the expiration of the warrants. However, there is no assurance that Terra Nova will be able to do so. The warrants may be deprived of any value and the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside.

PRICE RANGE OF TERRA NOVA SECURITIES AND DIVIDENDS

Terra Nova’s units, common stock and warrants are traded on the OTCBB under the symbols TNVAU, TNVA and TNVAW, respectively. The following table sets forth the range of high and low closing bid prices for the units, common stock and warrants for the periods indicated since the units commenced public trading on April 19, 2005 and since the common stock and warrants commenced public trading on May 3, 2005. The over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily reflect actual transactions.

	Units		Common Stock		Warrants
	High	Low	High	Low	High	Low
2007:
First Quarter (through January 19th)	8.25	7.25	5.90	5.50	1.25	0.82
2006:
First Quarter	6.50	5.85	5.30	5.08	0.74	0.40
Second Quarter	6.59	6.10	5.30	5.21	0.72	0.40
Third Quarter	6.40	5.90	5.29	5.17	0.60	0.30
Fourth Quarter (through December 5th)	7.33	6.15	5.48	5.22	0.82	0.44
2005:
Second Quarter (commencing April 19th)	6.45	5.90	5.10	4.80	0.65	0.55
Third Quarter	6.25	5.80	5.00	4.90	0.61	0.47
Fourth Quarter	6.20	5.80	5.13	4.95	0.60	0.38

The closing price for each share of common stock, warrant and unit of Terra Nova on August 8, 2006, the last trading day before announcement of the execution of the merger agreement, was $5.20, $0.35 and $5.94, respectively. As of January 19, 2007, the record date, the closing price for each share of common stock, warrant and unit of Terra Nova was $5.83, $1.25 and $8.20, respectively.

Holders of Terra Nova common stock, warrants and units should obtain current market quotations for their securities. The market price of Terra Nova common stock, warrants and units could vary at any time before the merger.

In connection with the merger, Terra Nova and ClearPoint will use their reasonable best efforts to obtain the listing for trading on Nasdaq of Terra Nova common stock, warrants and units. Terra Nova believes it will meet the Nasdaq listing requirements because upon consummation of the merger, it will have (i) a market value of listed securities of at least $50 million, (ii) over one million publicly held shares, (iii) a market value of publicly held shares in excess of $5 million, (iv) a minimum bid price of $4.00, (v) over 300 shareholders and (vi) at least three market makers who will make a market in its securities. In the event Terra Nova’s common stock, warrants and units are listed on Nasdaq at the time of the closing of the merger, the symbol will change to one determined by Terra Nova and Nasdaq that is reasonably representative of the corporate name or business of Terra Nova. If the listing on Nasdaq is not finally approved, it is expected that the common stock, warrants and units will continue to trade on the OTCBB.

Holders

As of January 19, 2007, there was one holder of record of Terra Nova units, nine holders of record of Terra Nova common stock and one holder of record of Terra Nova warrants. Terra Nova believes that the beneficial holders of the units, common stock and warrants to be in excess of 300 persons each.

Dividends

Terra Nova has not paid any dividends on its common stock to date and does not intend to pay dividends prior to the completion of the merger. It is the present intention of Terra Nova’s board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future. The payment of dividends subsequent to the merger will be within the discretion of our then board of directors and will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the merger.

APPRAISAL RIGHTS

Terra Nova stockholders do not have appraisal rights under the DGCL in connection the merger or the issuance of Terra Nova common stock pursuant to the merger.

STOCKHOLDER PROPOSALS

The Terra Nova 2008 annual meeting of stockholders will be held on or about March 15, 2008 unless the date is changed by the board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the year 2008 annual meeting, you need to provide it to us by no later than January 14, 2008. You should direct any proposals to our secretary at Terra Nova’s principal office which will be in Chalfont, Pennsylvania. If you want to present a matter of business to be considered at the year 2008 annual meeting, under Terra Nova’s by-laws you must give timely notice of the matter, in writing, to our secretary. To be timely, the notice has to be given between 60 and 90 days before the date of the meeting. If Terra Nova is liquidated as a result of not consummating a business combination transaction before April 22, 2007, there will be no annual meeting in 2008.

INDEPENDENT AUDITORS

The consolidated financial statements of ClearPoint Business Resources, Inc. at December 31, 2005 and 2004, and the combined financial statements of Mercer Ventures, Inc. and Allied Contract Services, L.L.C. at December 31, 2004 and 2003 included in this proxy statement, have been audited by Lazar Levine & Felix LLP, independent auditors, as set forth in their report appearing elsewhere herein.

The financial statements of Terra Nova at December 31, 2005, and 2004, the year ended December 31 2005, the period from July 21, 2004 (inception) to December 31, 2004, and the period from July 21, 2004 (inception) to December 31, 2005 included in this proxy statement have been audited by BDO Seidman, LLP, independent registered public accounting firm, as set forth in their report appearing elsewhere herein.

Representatives of BDO Seidman, LLP, and Lazar Levine & Felix LLP will be present at the stockholder meeting or will be available by telephone with the opportunity to make statements and to respond to appropriate questions.

WHERE YOU CAN FIND MORE INFORMATION

Terra Nova files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by Terra Nova with the Securities and Exchange Commission at the Securities and Exchange Commission public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information on Terra Nova at the Securities and Exchange Commission web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement or any annex to this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

All information contained in this document relating to Terra Nova has been supplied by Terra Nova, and all such information relating to ClearPoint has been supplied by ClearPoint. Information provided by one another does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this document or if you have questions about the merger, you should contact via phone or in writing:

Vahan Kololian

Chairman and Chief Executive Officer

Terra Nova Acquisition Corporation

2 Bloor Street West, Suite 3400

Toronto, Ontario, Canada M4W 3E2

(416) 644-6000, ext. 200

INDEX TO FINANCIAL STATEMENTS

ClearPoint Business Resources, Inc.

Report of Independent Registered Public Accounting Firm	F-2

Consolidated Balance Sheets as of September 30, 2006 (unaudited) December 31, 2005 and 2004	F-3 - 4

Consolidated Statements of Operations for the nine months ended September 30, 2006 and 2005 (unaudited) and for the years ended December 31, 2005 2004, 2003	F-5

Consolidated Statements of Stockholders’ Deficit for the nine months ended September 30, 2006 (unaudited) and for the years ended December 31, 2005 and 2004	F-6

Consolidated Statements of Cash Flows for the nine months ended September 30, 2006 and 2005 (unaudited) and for the years ended December 31, 2005, 2004 and 2003	F-7

Notes to Consolidated Financial Statements	F-9

Quantum Resource Corporation

Independent Auditors’ Report	F-25

Balance Sheets as of July 29, 2005 and as of September 30, 2004 and 2003	F-26 - 27

Statements of Operations and Retained Deficit for the Period from October 1, 2004 to July 29, 2005 and for the Years Ended September 30, 2004 and 2003	F-28

Statements of Cash Flows for the Period from October 1, 2004 to July 29, 2005 and for the Years Ended September 30, 2004 and 2003	F-29 - 30

Notes to Financial Statements	F-31 - 38

Terra Nova Acquisition Corporation

Report of Independent Registered Public Accounting Firm	F-39

Balance Sheets	F-40

Statements of Operations	F-41

Statements of Stockholders’ Equity	F-43

Statements of Cash Flows	F-44

Summary of Significant Accounting Policies	F-46

Notes to Financial Statements	F-47 - 50

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of

ClearPoint Business Resources, Inc. and Subsidiaries

Chalfont, PA

We have audited the accompanying consolidated balance sheets of ClearPoint Business Resources, Inc., (formerly Mercer Staffing, Inc.) and Subsidiaries as of December 31, 2005 and 2004, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the years ended December 31, 2005, 2004 and 2003. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ClearPoint Business Resources, Inc. and Subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for the years ended December 31, 2005, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ Lazar Levine & Felix LLP

Lazar Levine & Felix LLP

Morristown, NJ

August 1, 2006

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	September 30, 2006	December 31,
		2005	2004
	(unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$437,720	$58,891	$104,191
Accounts receivable, net of allowance for doubtful accounts of $361,000, $419,000 and $30,000 at September 30, 2006 (unaudited), December 31, 2005 and 2004, respectively	11,123,576	11,711,836	3,642,446
Unbilled revenue	2,179,677	1,628,255	561,627
Prepaid expenses and other current assets	3,156,066	2,197,104	120,946
Deferred income taxes	140,860	163,357	—

TOTAL CURRENT ASSETS	17,037,899	15,759,443	4,429,210

EQUIPMENT, FURNITURE AND FIXTURES, net	654,600	473,811	309,767
INTANGIBLE ASSETS, net	2,810,161	4,138,872	1,980,942
DEFERRED INCOME TAXES, net of current portion	586,430	236,635	22,489
DEFERRED FINANCING COSTS, net	466,365	655,703	—
OTHER ASSETS	1,961,026	1,123,087	—

TOTAL ASSETS	$23,516,481	$22,387,551	$6,742,408

The accompanying notes are an integral part of these consolidated financial statements.

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS—(Continued)

	September 30, 2006	December 31,
		2005	2004
	(unaudited)
LIABILITIES AND STOCKHOLDERS DEFICIT
CURRENT LIABILITIES
Bank line of credit	$—	$—	$150,000
Accounts receivable sold with recourse	—	—	2,321,492
Notes payable	—	—	2,605,000
Accounts payable	1,665,500	1,995,976	427,960
Accrued expenses and other current liabilities	4,145,860	2,822,000	210,830
Accrued payroll and related taxes	2,309,500	2,266,811	621,570
Retirement benefit payable	74,076	74,076	—

TOTAL CURRENT LIABILITIES	8,194,936	7,158,863	6,336,852

Long-term debt	13,843,189	13,926,537	414,778
Liability for warrants issued	1,619,209	1,568,554	—
Note payable-stockholders	1,260,000	1,260,000	600,000
Accrued compensation-officer	75,000	75,000	75,000
Retirement benefit payable, net of current portion	225,206	281,559	—

TOTAL LIABILITIES	25,217,540	24,270,513	7,426,630

Commitments and contingencies	—	—	—

STOCKHOLDERS’ DEFICIT
Common stock, no par value; 100,000 shares authorized, 10,000 shares issued and outstanding	6,166	6,166	6,166
Paid in capital	593,900	—	—
Retained deficit	(2,301,125)	(1,889,128)	(690,388)

TOTAL STOCKHOLDERS’ DEFICIT	(1,701,059)	(1,882,962)	(684,222)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$23,516,481	$22,387,551	$6,742,408

The accompanying notes are an integral part of these consolidated financial statements.

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine Months ended September 30,		Years ended December 31,
	2006	2005	2005	2004	2003
	(unaudited)	(unaudited)
SALES	$84,800,237	$53,871,177	$84,199,881	$28,670,134	$9,763,476
COST OF SALES	69,993,006	44,336,542	68,788,502	22,595,615	8,210,340

Gross profit	14,807,231	9,534,635	15,411,379	6,074,519	1,553,136

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	10,088,857	6,484,645	11,024,939	5,343,650	1,351,268
DEPRECIATION AND AMORTIZATION	2,010,231	1,634,654	2,013,147	743,470	99,682

Income (loss) from operations	2,708,143	1,415,336	2,373,293	(12,601)	102,186

OTHER INCOME (EXPENSE)
Other income	23,369	37,757	60,089	76,650	—
Interest expense and factoring fees	(2,547,651)	(1,520,763)	(2,475,844)	(429,478)	(55,094)
Interest expense on warrant liability	(50,655)	(1,172,554)	(1,172,554)	—	—
Other expense	(20,000)	—	(60,679)	—	—

TOTAL OTHER INCOME (EXPENSE)	(2,594,937)	(2,655,560)	(3,648,988)	(352,828)	(55,094)

INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)	113,206	(1,240,224)	(1,275,695)	(365,429)	47,092
INCOME TAX EXPENSE (BENEFIT)	525,203	(205,648)	(76,955)	20,519	8,297

NET INCOME (LOSS)	$(411,997)	$(1,034,576)	$(1,198,740)	$(385,948)	$38,795

The accompanying notes are an integral part of these consolidated financial statements.

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ DEFICIT

	Common Stock		Paid in Capital	Retained Deficit	Total Stockholders’ Deficit
	Shares	Amount
BALANCE
December 31, 2003	6,725	$5,000	$—	$(304,440)	$(299,440)
Common stock issued to Members of Allied	3,275	1,166	—		1,166
Net (loss)				(385,948)	(385,948)

BALANCE
December 31, 2004	10,000	$6,166	$—	$(690,388)	$(684,222)
Net (loss)				(1,198,740)	(1,198,740)

BALANCE
December 31, 2005	10,000	$6,166	$—	$(1,889,128)	$(1,882,962)

Contribution of capital by principal stockholders (unaudited)			$593,900		$593,900
Net (loss) (unaudited)				(411,997)	(411,997)

BALANCE
September 30, 2006 (unaudited)	10,000	$6,166	$593,900	$(2,301,125)	$(1,701,059)

The accompanying notes are an integral part of these consolidated financial statements.

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30,		Years Ended December 31,
	2006	2005	2005	2004	2003
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(411,997)	$(1,034,576)	$(1,198,740)	$(385,948)	$38,795

Adjustments to reconcile net (loss) to net cash (used in) activities:
Deferred income taxes (benefit)	(327,298)	(394,396)	(168,355)	20,519	8,297
Depreciation and amortization	2,010,231	1,634,655	2,013,149	743,470	99,682
Provision for (reduction in) doubtful accounts	(57,685)	178,494	178,494	30,000	—
Interest on warrant liability	50,655	1,172,554	1,172,554	—	—
Amortization of discount on note payable	97,942	92,459	129,534	—	—
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	645,944	(3,319,385)	(761,035)	(3,137,918)	(88,154)
(Increase) in unbilled revenue	(551,422)	(1,483,900)	(651,991)	(561,627)	(25,380)
(Increase) decrease in prepaid expenses and other current assets	(958,961)	(619,753)	(1,839,474)	(94,405)	—
(Increase) in other assets	(582,353)	(1,117,172)	(1,084,872)	—
Increase (decrease) accounts payable	(330,476)	640,661	949,874	317,000	—
Increase in accrued expense and other accrued liabilities	1,323,860	514,984	164,521	170,168	87,373
Increase in accrued payroll and related taxes	42,689	2,716,916	1,645,241	617,533	—
(Decrease) in retirement benefits due	(56,353)	(143,846)	(162,867)	—	—

TOTAL ADJUSTMENTS TO NET INCOME (LOSS)	1,306,773	(127,729)	1,584,773	(1,895,260)	81,818
NET CASH (USED IN) OPERATING ACTIVITIES	894,776	(1,162,305)	386,033	(2,281,208)	120,613

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment, furniture and fixtures	(145,621)	(15,630)	(38,865)	(5,413)	(8,278)
Acquisition of business	(232,936)	(9,200,000)	(9,200,000)	—	—
Acquisition of assets	—	—	—	(1,100,000)	(79,001)

Net cash (used in) investing activities	(378,557)	(9,215,630)	(9,238,865)	(1,105,413)	(87,279)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowing on long-term debt	—	16,597,017	14,193,003	453,000	—
Fees incurred in refinancing	(100,000)	(860,000)	(904,201)	—	—
Net borrowings (repayments) of financing of accounts receivable	—	(2,321,492)	(2,321,492)	2,321,492	—
Proceeds from line of credit	—	—	—	576,748	19,854
Principal payments on line of credit	(631,290)	(150,000)	(150,000)	(571,777)	—
Principal from issuance of notes payable	—	—	—	805,000	—
Principal payments and payoff of short-term debt	—	(1,545,000)	(1,545,000)	—	—
Proceeds from issuance of subordinated notes payable	—	—	—	300,000	—
Principal payments of notes payable- officer	—	(50,000)	(50,000)	—	—
Proceeds from paid in capital from shareholders	593,900	—	—	—	—
Proceeds from issuance of members’ shares	—	—	—	1,166	—
Principal payments on long-term debt	—	(414,778)	(414,778)	(395,487)	(53,222)

Net cash provided by financing activities	(137,390)	11,255,747	8,807,532	3,490,142	(33,368)

Net increase (decrease) in cash and cash equivalents	378,829	877,812	(45,300)	103,521	(34)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	58,891	104,191	104,191	670	704

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$437,720	$982,003	$58,891	$104,191	$670

The accompanying notes are an integral part of these consolidated financial statements.

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS—(Continued)

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

	Nine Months Ended September 30,		Years Ended December 31,
	2006	2005	2005	2004	2003
	(unaudited)	(unaudited)
Cash paid during the year for:
Interest	$2,513,178	$1,311,279	$1,999,948	$155,000	$55,094

Income taxes	$343,557	$6,015	$6,015	$—	$—

SUPPLEMENTAL SCHEDULE OF NON-CASH, INVESTING AND FINANCING ACTIVITIES:

In 2005, as a result of a settlement with New Staff, Inc. (see 2004 below) Allied wrote down the note payable by $350,000 and the value of contract rights by the same amount.

On June 21, 2004 Allied acquired certain assets of the former Checkmate Staffing from New Staff, Inc., who had purchased those assets out of bankruptcy, for $2,800,000 consisting of $1,000,000 in cash and a note payable in the amount of $1,800,000.

The accompanying notes are an integral part of these consolidated financial statements.

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND BUSINESS:

ClearPoint Business Resources, Inc. (“ClearPoint”), formally Mercer Staffing, Inc. (“Mercer”), a Delaware Corporation, was formed in 2005 as a holding company of its wholly owned subsidiaries consisting of Mercer Ventures Inc, (“MVI”) and Allied Contract Services, L.L.C. (“Allied”), collectively the “Company”. MVI has been in existence since 2001. Allied, a Pennsylvania Limited Liability Company was formed in 2004 to acquire certain assets of New Staff, Inc. (see note 3). Mercer acquired 100% of the common stock of Quantum Resources, Inc. (“Quantum”) on July 29, 2005 (see note 3). ClearPoint acquired 100% of the common stock of StaffBridge, Inc. (“StaffBridge”) on August 14, 2006 (unaudited). Corporate headquarters are located in Chalfont, Pennsylvania and ClearPoint subsidiaries operate out of twenty-nine branch offices in fifteen states.

MVI currently provides temporary and permanent staffing for healthcare professionals and nurses with hospitals, clinics, and therapy centers. Allied primarily provides temporary and permanent staffing for transportation professionals, as well as, warehouse, clerical and general labor to a variety of industries. Quantum primarily provides temporary and permanent placement for the information technology, engineering, office services, manufacturing and entertainment industries.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

(a) Basis of Presentation:

Effective January 1, 2005, Mercer was formed as the parent company and MVI and Allied became wholly owned subsidiaries, with the owners of MVI and Allied exchanging their respective ownership interests for the common stock of Mercer (“reorganization”). Prior to this, for the year 2004, MVI and Allied (from the date of its formation) were presented as a combined entity for financial reporting purposes as they had common owners. This reorganization is being accounted for in a manner similar to the pooling of interests method of accounting. Mercer has consolidated MVI from January 1, 2003 and Allied from the date of its formation on June 21, 2004 as if Mercer owned these entities from the respective dates. On July 29, 2005, Mercer purchased 100% of the stock of Quantum and accounted for it under the purchase accounting method. On August 14, 2006 (unaudited), ClearPoint purchased 100% of the common stock of StaffBridge and accounted for it under the purchase accounting method.

The accompanying consolidated financial statements include the accounts of ClearPoint and its wholly owned subsidiaries. All significant inter-company transactions and balances have been eliminated.

(b) Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c) Reclassifications:

Certain reclassifications have been made to the 2004 consolidated financial statements to correspond to the 2005 format and to present them as consolidated financial statements as mentioned in paragraph (a) to this note 2.

(d) Revenue Recognition:

Revenue consists of fees earned from the temporary placement of workers. Revenue is recognized when earned and realizable and therefore when the following criteria have been met: (a) persuasive evidence of an

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

arrangement exists; (b) services have been rendered; (c) the fee is fixed or determinable; and (d) collectibility is reasonably assured. Revenue is recognized in the period in which services are provided based on hours worked by the workers. Revenue earned but not billed is recorded as unbilled revenue in the accompanying consolidated balance sheets. The Company earns revenue from vendor managed services, which essentially comprises a one-stop shop for sourcing temporary employees for its customers. The Company invoices its customers for the services provided by the temporary employees at rates agreed to by its customers. The Company deducts from these billings a specified fee and remits the balance to the vendors (i.e. the temporary employees). Revenue is recognized at the point services are provided by the vendors and invoiced by the Company to its customers and collections from its customers is reasonably assured.

(e) Cash and Cash Equivalents:

Cash and cash equivalents is comprised of cash and short-term investments with maturities of less than three (3) months from the date of purchase. In 2004, cash and cash equivalents held by Wells Fargo was included as cash and cash equivalents as it was available to the Company upon demand.

(f) Accounts Receivable:

The Company’s trade accounts receivable are generally uncollateralized. Management closely monitors outstanding accounts receivable and provides an allowance for doubtful accounts equal to the estimated collection losses that will be incurred in collection of all receivables. The estimated losses are based on managements’ evaluation of outstanding accounts receivable at the end of the year.

(g) Vendor Managed Services Receivables and Payables:

The Company manages networks of temporary service providers (“vendors”) on behalf of clients and receives a fee for this service. The Company’s obligation to pay the vendor is conditioned upon receiving payment from the client for services rendered on behalf of the vendor’s personnel. As the right of offset between client and vendor does not exist, the receivable from the client which is included in accounts receivable and payable to the vendor, which is included as a liability, are not offset and are recorded on a gross basis. Included in the Company’s accounts receivable at September 30, 2006 (unaudited) and December 31, 2005 was Vendor Managed Services receivables of $1,281,452 and $1,234,628, respectively. Included in the Company’s accounts payable at September 30, 2006 (unaudited) and December 31, 2005 was Vendor Managed Services payables of $1,249,568 and $1,797,955, respectively.

(h) Equipment, Furniture and Fixtures:

Equipment, furniture, and fixtures are stated at cost. Depreciation and amortization is provided using the straight-line method over the estimated useful asset lives of three (3) to seven (7) years.

(i) Intangible Assets:

In accordance with the Statement of Financial Accounting Standards (SFAS) No. 142, “Goodwill and Other Intangible Assets”, definite lived intangible assets are being amortized over their expected lives of two (2) to five (5) years. The Company’s identifiable intangible assets are comprised of contract rights and a covenant not to compete. The Company’s goodwill that was acquired in 2006 is not amortized but tested at least on an annual basis for impairment.

(j) Deferred Financing Costs:

Deferred financing costs consist of legal, banking, and other related fees that were capitalized in connection with the obtaining of various loans and are being amortized by the effective interest method over the life of the

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

related debt. Deferred financing costs of $466,365 at September 30, 2006 (unaudited) and $655,703, at December 31, 2005 are net of accumulated amortization of $537,837 and $248,499.

Amortization of financing costs for the nine months ended September 30, 2006 and 2005 was $289,337 and $173,949 (unaudited), respectively, and for the year ended December 31, 2005 was $248,499.

(k) Income Taxes:

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”. Under SFAS No. 109, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are reflected on the balance sheet when it is determined that it is more likely than not that the asset will be realized.

(l) Impairment of Long Lived Assets:

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets”, long-lived assets such as equipment, furniture and fixtures, and amortizable intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset many not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. The Company determined that an impairment did not exist for the nine (9) months ended September 30, 2006 (unaudited), and years ended December 31, 2005 and 2004.

(m) Concentration of Credit Risk:

Financial instruments that potentially subject the Company to concentrations of credit risk as defined by SFAS No. 105, “Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk and Financial Instruments with Concentrations of Credit Risk”, consist principally of cash and cash equivalents and accounts receivable.

(i). Cash and Cash Equivalents:

The Company places its cash and cash equivalents with financial institutions. It is the Company’s policy to monitor the financial strength of these institutions on a regular basis and perform periodic reviews of the relative credit rating of these institutions to lower its risk. At times, during 2006 (unaudited), 2005 and 2004, the Company’s cash and cash equivalent balances exceeded the Federal Deposit Insurance Corporation insurance limit of $100,000 per financial institution. The Company has not experienced any losses in such accounts, and it believes it is not exposed to any significant credit risk on cash and cash equivalents.

(ii). Accounts Receivables:

The Company does not require collateral or other security to support customer receivables. One (1) customer account accounted for 14.6% and 10.7% of the accounts receivable balance as of

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

September 30, 2006 (unaudited) and December 31, 2005, respectively. The Company believes that credit risk is dispersed and low due to large number of customers in different regions and different industries.

(n) Fair Value of Financial Instruments:

As of September 30, 2006 (unaudited), December 31, 2005 and 2004, the carrying amounts of cash and cash equivalents, accounts receivable, and accounts payable and accrual approximates fair value because of the short-term maturities of these items.

The carrying amount of the long-term debt approximates fair market balance since the debt is based on current rates and market conditions, at which the Company could borrow funds with similar remaining maturities.

(o) Recent Accounting Pronouncements:

In April 2005, the Financial Accounting Standards Board (“FASB”) issued FASB No. 47 (“FIN 47”), “Accounting for Conditional Asset Retirement Obligations—an Interpretation of FASB Statement No, 143”. FIN 47 clarifies the terms of FASB Statement No. 143 and requires an entity to recognize a liability for a conditional asset retirement obligation if the entity has sufficient information to reasonable estimate its fair value. FIN 47 is effective no later than the end of fiscal years ending after December 31, 2005. The Company believes that the adoption of FIN 47 will have no material impact on the consolidated financial statements.

In June, 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections”—a replacement of APB Opinion No. 20 (Accounting Changes) and FASB No. 3 (Reporting Accounting Changes in Interim Financial Statements), which changed the requirements for the accounting for and reporting of a change in accounting principle. This statement requires retrospective application to prior periods’ financial statements of changes in accounting principal unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) for that period rather than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, this statement requires the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. SFAS No. 154 is effective for accounting changes and error corrections made in fiscal years beginning after December 15, 2005. The Company will comply with the provisions of FAS 154 although the impact of such adoption on the Company’s consolidated financial statements is not determinable at this time.

In June 2005 concerning EITF 05-6, “Determining the Amortization Period for Leasehold Improvements Purchased after Lease Inception or Acquired in a Business Combination”, the Task Force reached a consensus on Issue 1 that leasehold improvements acquired in a business combination should be amortized over the shorter of the useful life of the assets or a term that includes required lease periods and renewals that are deemed to be reasonably assured (as defined in paragraph 5 of Statement 13) at the date of acquisition. The Task Force reached a consensus on Issue 2 that leasehold improvements that are placed in service significantly after and not contemplated at or near the beginning of the lease term should be amortized over the shorter of the useful life of the assets or a term that includes required lease periods and renewals that are deemed to be reasonably assured (as defined in paragraph 5 of Statement 13) at the date the leasehold improvements are purchased. At the

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

September 15, 2005 meeting, the Task Force agreed to clarify that the consensus in this Issue does not apply to preexisting leasehold improvements. The consensus should be applied to leasehold improvements (within the scope of this Issue) that are purchased or acquired in reporting periods beginning after Board ratification of the consensus (June 29, 2005). Early application of the consensus is permitted in periods for which financial statements have not been issued. The Company believes that the adoption of EITF 05-6 will have no material impact on its financial statements.

In October 2005, the FASB issued FSP FAS 13-1, “Accounting for Rental Costs Incurred During a Construction Period.” This FSP provides that rental costs associated with operating leases that are incurred during a construction period should be recognized as rental expense and included in income from continuing operations. The guidance in this FSP was effective in the first reporting period beginning after December 15, 2005. The adoption of this FSP is not expected to have a material impact on the Company’s consolidated financial statements.

NOTE 3—BUSINESS AND ASSET ACQUISITIONS:

On August 14, 2006 (unaudited), the Company acquired 100% of the common stock of StaffBridge, Inc. (“StaffBridge”) for $233,500 in cash and a note payable of $450,000. The acquisition provides the Company the ability to further increase its VMS service line due to the acquisition of the underlying software that the Company was already utilizing to service its clients. The results of operations have been included in the consolidated statement of operations beginning from August 14, 2006, the date of acquisition.

On July 29, 2005, the Company acquired 100% of the common stock of Quantum from Aramark Corporation for $9,200,000 in cash. The transaction was financed through borrowings (see note 9). The acquisition expands the Company’s operations in the engineering, information technology, aerospace and scientific industries and added branch locations in the Eastern and Southern regions of the United States. The results of operations have been included in the consolidated statement of operations beginning from July 29, 2005, the date of acquisition. The Company has allocated the purchase price to the assets acquired and the liabilities assumed at their estimated fair values as of the acquisition date as stated below:

Cash	$(618,142)
Accounts receivable net	7,486,849
Other current assets	651,320
Equipment, furniture and fixtures	236,459
Contract rights	4,161,300
Deferred taxes	207,400
Security deposits	39,963

12,165,149
Liabilities assumed	2,965,149

$9,200,000

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The following unaudited pro forma information presents a summary of consolidated financial results of the operations of the Company and Quantum as if the acquisition had occurred on January 1, 2003, the beginning of the earliest period presented. StaffBridge has not been included in the proforma financial information for periods prior to its acquisition due to its immaterial impact on net income. The unaudited pro forma financial information in the schedule below does not purport to be indicative of the results of operations that would have occurred had the acquisition taken place at the beginning of the periods presented or of future results of operations.

	Years ended December 31,
	2005	2004	2003
	Unaudited	Unaudited	Unaudited
Revenue	$115,004,931	$86,503,921	$78,005,423

Net income (loss)	$(287,068)	$(1,009,791)	$1,210,327

In 2004, the Company made the following two asset acquisitions:

On June 21, 2004 Allied acquired certain assets of the former Checkmate Staffing from New Staff, Inc. (which had earlier purchased those assets out of bankruptcy) for $2,800,000 consisting of $1,000,000 in cash and a note payable in the amount of $1,800,000. The acquisition expands the Company’s operations in the transport and staffing industries and adds branch locations in Southern and Western regions in the United States. The assets acquired consisted of office equipment and contract rights. The contract rights are being amortized on a straight line basis over the estimated life of two years.

The estimated fair values of the assets acquired as determined by management at the date of the acquisition were as follows:

Equipment, furniture and fixtures	$258,325
Contract rights	2,541,675

$2,800,000

In 2005, as a result of a settlement with New Staff, Inc., the asset acquisition price was reduced by $350,000 and the Company, as a result, wrote-down the note payable and contract rights in the amount of $350,000.

On February 1, 2004, MVI acquired contract rights valued at $90,000 and equipment, furniture and fixtures valued at $10,000, totaling $100,000 from United Staffing Services, Inc.

NOTE 4—PREPAID EXPENSES AND OTHER CURRENT ASSETS:

	September 30, 2006	December 31,
		2005	2004
	(unaudited)
Prepaid insurance	$3,028,039	$1,440,469	$—
Refundable insurance premium	—	725,000	—
Notes receivable—stockholder	50,000	—	—
Other current assets	78,027	31,635	120,946

	$3,156,066	$2,197,104	$120,946

Note receivable from stockholder is due March 2008. The note has an interest rate of 12%.

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

NOTE 5—EQUIPMENT, FURNITURE AND FIXTURES:

	September 30, 2006	December 31,
		2005	2004
	(unaudited)
Furniture and fixtures	$713,998	$559,346	$306,175
Computer equipment	246,952	78,633	63,691
Leasehold improvements	7,211	7,211	—

	968,161	645,190	369,866
Less-accumulated depreciation	(313,561)	(171,379)	(60,099)

Equipment, furniture and fixtures, net	$654,600	$473,811	$309,767

Depreciation expense for the nine (9) months ended September 30, 2006 and 2005 (unaudited), and for the years ended December 31, 2005, 2004 and 2003 was $142,182, $55,418, $111,280, $41,174 and $13,249, respectively.

NOTE 6—INTANGIBLE ASSETS

	September 30, 2006	December 31,
		2005	2004
	(unaudited)
Contract rights	$6,679,726	$6,679,726	$2,868,426
Covenant not to compete	250,000	—	—

	6,929,726	6,679,726	2,868,426
Less-accumulated amortization	(4,119,565)	(2,540,854)	(887,484)

Net	$2,810,161	$4,138,872	$1,980,942

In 2005, as a result of a negotiated settlement with New Staff, Inc., the Company wrote-down contract rights in the amount of $350,000. All contract rights are amortized over the estimated asset lives of two (2) to three (3) years. Amortization expense of intangible assets for the nine (9) months ended September 30, 2006 and 2005 (unaudited), and for the years ended December 31, 2005, 2004 and 2003 was $1,578,711, $1,235,070, $1,653,370, $702,296 and $86,433, respectively. Amortization expense expected to be incurred for 2006, 2007 and 2008 is $1,966,753, $1,418,833, and $903,286, respectively.

NOTE 7—OTHER ASSETS

	September 30, 2006	December 31,
		2005	2004
	(unaudited)
Refundable insurance premium	$794,808	$561,273	$—
Goodwill	255,586	—	—
Security deposits and other assets	910,632	561,814	—

	$1,961,026	$1,123,087	$—

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

NOTE 8—ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES:

	September 30, 2006	December 31,
		2005	2004
	(unaudited)
Other accrued expenses	$1,245,759	$1,381,150	$210,830
Insurance premiums payable	1,927,072	1,117,632	—
Customer deposits	372,686	231,818	—
Income taxes payable	600,343	91,400	—

	$4,145,860	$2,822,000	$210,830

NOTE 9—FINANCING ARRANGEMENT:

Through February 2005, Allied had an agreement with Wells Fargo pursuant to which it sold its trade accounts receivable with recourse to Wells Fargo. Wells Fargo provided an initial advance of 90% of the gross amount of each receivable. Upon collection of the receivable, Allied received the additional residual payment net of financing charges at 1% per month. In the event the receivable was not collected within ninety days, Allied repurchased the receivable from Wells Fargo. Allied had $2,321,492 of its accounts receivable sold with recourse to Wells Fargo that remained uncollected as of December 31, 2004. In 2005, amounts owed to Wells Fargo were paid through the financing described in Note 10 and the arrangement was terminated.

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

NOTE 10—DEBT:

	September 30, 2006	December 31,
		2005	2004
	(unaudited)
CURRENT NOTES PAYABLE:

The Company had various notes to members of Allied totaling $710,000 commencing in dates ranging from June 1, 2004 – July 1, 2005. The notes carry an interest rate of 12% and were due July 1, 2005. These notes were renegotiated, subordinated and are now due March, 2008 and reflected as long-term notes payable.	$—	$—	$710,000

Note payable for the purchase of certain assets of Checkmate Staffing, Allied agreed to pay $1,800,000 plus interest of 2.24% in four equal installments ending July 1, 2005 to New Staff, Inc. The transaction was in litigation and as a result, no payments were made in 2004. A settlement was reached in March 2005 to pay off the loan for $1,450,000 (See note 3).	—	—	1,800,000

Notes payable to unrelated individuals totaling $95,000 commencing in dates ranging from July 1, 2004 to August 1, 2004. The notes carried an interest rate of 12% and were due July 1, 2005. These notes were repaid in February, 2005 as part of the Bridge refinancing.	—	—	95,000

Total current notes payable	$—	$—	$2,605,000

BANK LINE OF CREDIT

	September 30, 2006	December 31,
		2005	2004
	(unaudited)
Mercer Ventures Inc. had an additional $400,000 working capital line of credit with Sovereign Bank. The bank had the ability to demand payment. The note carried a variable interest rate, equal to 100 points over the institution’s prime rate, which was 6.25% at Dec. 31, 2004. This line was repaid in February, 2005 as part of the Bridge refinancing.	$—	$—	$150,000

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	September 30, 2006	December 31,
		2005	2004
	(unaudited)
LONG TERM DEBT:

Bridge Healthcare Finance (“Bridge”)—Under a revolving loan, the Company may borrow up to 90% of the eligible accounts, as defined in the Agreement, up to $12,500,000. Any amounts borrowed must be paid on February 28, 2008. Interest is payable monthly at prime plus 4.5% (11.75% at December 31, 2005), but cannot be less than 9.50%. The Company paid a $200,000 closing fee, which is included in deferred financing costs, and pays a monthly mandatory fee of $30,000 and a fee of 3% on the unused revolving loan. The loan is collateralized by all of the assets of the Company and is guaranteed by the principal stockholders of the Company.

	$7,249,889	$7,431,179	$—

Note payable to Sovereign Bank with fixed interest of 7.150% per annum on the unpaid principal balance that commenced on March 22, 2004 with a term of 7 years to be repaid in equal monthly payments. This note was repaid in February, 2005 as part of the Bridge refinancing.	—	—	414,778

Note payable to Bridge—Term loan with borrowings up to $10,000,000 due on February 28, 2008. Interest is payable monthly at a fixed rate of 16% on an annual basis. The loan is collateralized by all of the assets of the Company and is guaranteed by the principal stockholders of the Company. The amount is shown net of unamortized discount of $168,524 and $266,466 relating to the issuance of detachable warrants described below.	4,853,300	5,205,358	—

Note payable to unrelated individuals for purchase of the common stock of StaffBridge, Inc. dated August 14, 2006 and is due December 31, 2007. Interest is calculated at 6% per annum and is payable quarterly.	450,000	—	—

Subordinated note payable to Blue Lake Rancheria due March 31, 2008. Interest of 6% per annum is payable quarterly. This note has been guaranteed by one of the principal stockholders of the Company.	1,290,000	1,290,000	—

Total long-term debt (unrelated)	$13,843,189	$13,926,537	$414,778

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	September 30, 2006	December 31,
		2005	2004
	(unaudited)
NOTE PAYABLE-STOCKHOLDERS

The original note of $300,000 carried an interest rate of 12% and was due July 1, 2005. The note was renewed for an additional year under the same terms for 400 basis points of the principal balance. The note became subordinated under the Bridge note payable and is now due February 28, 2008.	$250,000	$250,000	$300,000

Subordinated note payable to Optos Capital, LLC, a stockholder with interest payable at 9%. The principal is due March 1, 2008.	300,000	300,000	300,000

Subordinated notes payable to various stockholders due March, 2008. The notes have an interest rate of 12% and are subordinated to the note payable to Bridge.	710,000	710,000	—

Total note payable-stockholders	$1,260,000	$1,260,000	$600,000

Total long-term debt	$15,103,189	$15,186,537	$1,014,778

Maturities of long-term debt are as follows:

Years Ended
December 31,	Amount
2006	$—
2007	450,000
2008	14,653,189

Total	$15,103,189

Covenants

In connection with the revolving loan and the note payable to Bridge, the Company is required to maintain and achieve certain financial covenants, including a minimum tangible net worth, debt service coverage ratio and a minimum earnings before interest, taxes, depreciation and amortization (“EBITDA”). The Company was in compliance with these covenants as of September 30, 2006 (unaudited), and December 31, 2005.

Warrants

In connection with the $10,000,000 term loan at February 28, 2005, the Company simultaneously issued three detachable warrants to purchase an aggregate of 9% of the Company’s outstanding stock, on a fully diluted basis, at the exercise date at $.001 per share. The warrants vested immediately upon issuance and may be exercised until February 28, 2015. One of the warrants gives the holder (Bridge) the right to purchase 7% of the Company and the other two warrants gives each holder (brokers) the right to purchase 1%. At the option of the holder, the consideration for the exercise price maybe, cash, extinguishment of note payable by the Company to the extent of exercise price or common stock of the Company held by Bridge, valued at fair value. The agreement also provides for cashless exercise, at the option of the holder. The shares issuable on exercise of the warrants are not registered under the Securities Act. The agreement however, provides for registration rights to the holders.

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The Company when requested by a majority of the holders of registrable securities, as defined, is required to use reasonable best efforts to register the securities and keep the registration effective.

In addition, the holders of the warrants have the right to put the warrants to the Company at fair market value less exercise price, three years from the date of closing of the note agreement or earlier on happening on a qualified public offering, as defined, change in control as defined or on default under the loan agreement. Such put right will terminate on the happening of a qualified public offering if the holder is able to and does sell all of registrable securities. The warrant agreement also provides for a call feature at the option of the Company after a period of five years from the closing of the loan agreement or earlier upon occurrence of a qualified public offering, as defined, or change in control, as defined.

The Company has accounted for the warrants issued to the investors as a liability under the provisions of FAS150; Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (“FAS 150”). The warrants were initially valued at $396,000 by an independent valuation company. This initial value has been recorded as debt discount and is being amortized over the three year life of the loan by the interest method. Amortization of $97,942, $92,459, $129,534 has been recorded by the Company as interest expense for the nine months ended September 30, 2006, September 30, 2005 and the twelve months ended December 31, 2005 respectively. The warrants as a liability will be fair valued each reporting period and the increase/decrease will be reflected as interest expense/income in the consolidated statement of operations. As of September 30, 2006 (unaudited), September 30, 2005 and December 31, 2005, the warrants were revalued at $1,619,209, $1,568,554 and $1,568,554 respectively and the increase in the liability of $50,655, $1,172,554 and $0 has been charged to interest expense on warrant liability, respectively.

NOTE 11—INCOME TAXES:

An analysis of the Company’s deferred tax asset (liability) is as follows:

	September 30, 2006	December 31,
		2005	2004
	(unaudited)
Deferred income tax asset (liability):
Allowance for doubtful accounts	$140,860	$163,357	$—
Net operating loss carry forwards	—	—	1,160
Amortization of intangible assets	791,489	619,841	14,675
Depreciation	(49,979)	(57,115)	(6,149)
Charitable contribution carryforward		—	1,553
Accrued compensation	29,250	29,250	11,250
Discount on notes payable	8,925	7,618	—
Accrued retirement benefits	116,720	138,687	—
Workers’ compensation insurance premium	(309,975)	(501,646)	—

Deferred income tax asset, net	$727,290	$399,992	$22,489

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

These net deferred tax asset has been presented in the Company’s consolidated balance sheets as follows:

	September 30, 2006	December 31,
		2005	2004
	(unaudited)
Current deferred tax asset	$140,860	$163,357	$—
Non-current deferred tax asset	586,430	236,635	22,489

	$727,290	$399,992	$22,489

Management believes that based on all facts and estimated Company’s future taxable income, it is more likely that not than the net deferred tax asset will be realized and as such, no valuation allowance has been provided. The Company’s tax expense in 2004 for federal and state purposes was offset by the use of net operating loss carryforwards.

Current federal and state income taxes payable of $865,900, $91,400 and $0 are included in other current liabilities as of September 30, 2006, December 31, 2005 and 2004 respectively.

The components of the income tax expense for income taxes from continuing operations are summarized as follows:

	Nine Months Ended September 30		December 31,
	2006	2005	2005	2004	2003
	(unaudited)
Federal income tax expense	$690,000	$129,500	$40,000	$—	$—
State tax expense	162,500	36,300	51,400	—	—

Total current tax expense	852,500	165,800	91,400	—	—

Deferred federal tax expense (benefit)	(264,356)	(266,658)	(102,277)	16,619	8,297
Deferred state tax expense (benefit)	(62,492)	(104,790)	(66,078)	3,900	—

Total deferred tax expense (benefit)	(327,298)	(371,448)	(168,355)	20,519	8,297

Total income tax expense (benefit)	$525,202	$(205,648)	$(76,955)	$20,519	$8,297

In 2004 income taxes arising from the profits of Allied Contract Services, LLC were recorded on the respective members’ individual income taxes, and accordingly, are not reported on the financial statements of the consolidated statements of the Company.

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The differences between the statutory federal income tax rate and the effective income tax rate as reflected in the accompanying consolidated statements of operations are:

	Nine Months Ended September 30,		December 31,
	2006	2005	2005	2004	2003
	(unaudited)
Statutory federal income tax	$38,490	$(421,676)	$(433,736)	$(37,164)	$7,064
State income tax	4,928	(45,203)	(9,687)	(17,650)	—
Change in statutory rate	—	(34,126)	(34,126)	—	—
Non-deductible intangible assets and other permanent differences	472,332	258,668	454,466	282	1,233
Other	9,452	36,689	(53,872)	75,051	—

	$33,968	$(205,648)	$(76,955)	$20,519	$8,297

NOTE 12—COMMITMENTS AND CONTINGENCIES:

Leases:

The Company leases offices and equipment under operating leases that expire over the next one to five years, with the majority of leases expiring in one year. Future minimum rental payments required under operating leases that have remaining lease terms in excess of one year as of December 31, 2005 are as follows:

Year Ending December 31,
2006 (three months)	$174,626
2007	628,722
2008	475,124
2009	256,565
2010 and thereafter	—

Total	$1,535,037

Rent expense under all operating leases was $592,848 in 2006 (unaudited), $638,189 in 2005 and $245,061 in 2004.

Employee Benefit Plan:

In 1991 Quantum established a savings and profit sharing (IRC Section 401(k)) plan (“Plan”). Administrative employees who have worked thirty consecutive days are eligible to participate. Each participant may elect to defer a percentage of their compensation contributed to the Plan subject to the Internal Revenue Service limit on elective deferrals. The Plan also allows for a discretionary Company match of elective deferrals that will vest on a three-year cliff vesting schedule. There was no Company match for the Plan year ended September 30, 2005. Effective October 1, 2005 the Company elected to change the Plan’s fiscal year ending date to December 31. There was no Company match for the period ending September 30, 2006 (unaudited) and for December 31, 2005.

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Retirement Benefits:

Upon its acquisition of Quantum, the Company assumed a stock purchase agreement dated December 30, 1986 with a former owner. The agreement called for the payment of retirement benefits in equal monthly payments, adjusted for the cost of living increases equal to the Consumer Price Index. The former owner is entitled to these benefits until his death.

On date of acquisition of Quantum on July 29, 2005, the Company recorded a liability based upon the expected remaining life of the former owner, and made payments of $55,557 and $30,865 in the periods ended September 30, 2006 (unaudited) and December 31, 2005, respectively. Future payments to the former owner, if alive, are as follows:

Year Ending December 31,
2006 (unaudited)	$18,519
2007	74,076
2008	74,076
2009	74,076
2010	74,076
Thereafter	191,363

Total minimum payments	$487,667

Present value of net minimum retirement payments	$299,282
Less: current portion	(74,076)

$225,206

NOTE 13—MANAGEMENT AND EMPLOYMENT AGREEMENTS:

Effective as of October 15, 2001, the Company entered into a management agreement with Optos Capital, LLC pursuant to which Optos Capital, LLC serves as a managing director of Mercer Ventures Inc. The term is to run for the term of the securities agreement. Christopher Ferguson, the President of the Company, is the sole member of Optos Capital, LLC. Under the terms of the agreement, Optos Capital is required to provide services for a minimum of 160 hours per month and is guaranteed a monthly salary of $15,000 and the amount of any unpaid salary cannot exceed $6,000 per month. At December 31, 2005 all amounts have been paid under contract. As of December 31, 2005, Optos Capital, LLC owned approximately 42% of the outstanding common shares of the Company.

The Company entered into an agreement with Michael Traina, the Chief Executive Officer of the Company, whereby the Company agrees to pay Michael Traina $15,000 per month. It was also agreed to record $75,000 as a deferred compensation due to Mr. Traina for past services rendered. At December 31, 2005, Mr. Traina owned approximately 58% of the outstanding common shares of the Company.

The Company has entered into an employment agreement with Kurt Braun, the Chief Financial Officer of the Company. The agreement provides for basic compensation, incentive compensation, and a severance package.

The Company has entered into an employment agreement with J. Todd Warner, the Chief Operating Officer of the Company. The agreement provides for basic compensation, incentive compensation, and a severance package.

CLEARPOINT BUSINESS RESOURCES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

NOTE 14—LITIGATION:

The Company is engaged in various litigation from time to time in the normal course of business. Management does not believe that the ultimate outcome of these matters, either individually or in the aggregate, will have a material adverse impact on the financial condition or results of operations of the Company.

NOTE 15—SUBSEQUENT EVENT (UNAUDITED)

The Company has entered into a definitive agreement with a subsidiary of Terra Nova Acquisition Corporation whereby it would merge with that subsidiary.

INDEPENDENT AUDITORS’ REPORT

To the Stockholder of

Quantum Resource Corporation

Richmond, VA

We have audited the accompanying balance sheets of Quantum Resource Corporation as of July 29, 2005 and as of September 30, 2004 and 2003, and the related statements of operations and retained deficit, and cash flows for the period from October 1, 2004 to July 29, 2005 and for the years ended September 30, 2004 and 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quantum Resource Corporation as of July 29, 2005 and as of September 30, 2004 and 2003, and the results of its operations and its cash flows for the period from October 1, 2004 to July 29, 2005 and for the years ended September 30, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America.

/S/ Lazar Levine & Felix LLP

Lazar Levine & Felix LLP

Morristown, New Jersey

March 24, 2006

QUANTUM RESOURCE CORPORATION

BALANCE SHEETS

AS OF JULY 29, 2005

AND AS OF SEPTEMBER 30, 2004 AND 2003

ASSETS

	July 29, 2005	September 30,
		2004	2003
CURRENT ASSETS
Cash	$82,191	$391,357	$249,680
Accounts receivable, net of allowance for doubtful accounts of $210,400, $67,800 and $42,800 as of July 29, 2005, September 30, 2004 and 2003, respectively	7,486,849	7,494,226	7,918,206
Unbilled revenue	414,637	317,619	288,134
Prepaid expenses and other current assets	96,119	213,797	317,984

TOTAL CURRENT ASSETS	8,079,796	8,416,999	8,774,004

EQUIPMENT, FURNITURE AND FIXTURES, NET	236,459	308,801	292,939
SECURITY DEPOSITS	39,964	37,465	37,465

TOTAL ASSETS	$8,356,219	$8,763,265	$9,104,408

The accompanying notes are an integral part of these financial statements.

QUANTUM RESOURCE CORPORATION

BALANCE SHEETS—(Continued)

AS OF JULY 29, 2005,

AND AS OF SEPTEMBER 30, 2004 AND 2003

LIABILITIES AND STOCKHOLDERS’ DEFICIT

	July 29, 2005	September 30,
		2004	2003
CURRENT LIABILITIES
Due to parent	$7,420,356	$7,918,516	$7,360,590
Accounts payable	2,093,692	1,061,898	1,147,569
Accrued expenses and other current liabilities	159,789	191,190	108,119
Accrued payroll and related taxes	801,165	1,228,183	1,465,586
Retirement benefit payable	74,075	99,075	96,988
Deferred income taxes	—	250,000	255,300

TOTAL CURRENT LIABILITIES	10,549,077	10,748,862	10,434,152

RETIREMENT BENEFITS PAYABLE, NET OF CURRENT PORTION	389,323	400,067	432,078

TOTAL LIABILITIES	10,938,400	11,148,929	10,866,230

STOCKHOLDERS’ DEFICIT
Common stock, $.10 per share par value, 1,000 shares authorized, issued and outstanding	100	100	100
Paid-in-capital	900	900	900
Retained deficit	(2,583,181)	(2,386,664)	(1,762,822)

TOTAL STOCKHOLDERS’ DEFICIT	(2,582,181)	(2,385,664)	(1,761,822)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$8,356,219	$8,763,265	$9,104,408

The accompanying notes are an integral part of these financial statements.

QUANTUM RESOURCE CORPORATION

STATEMENTS OF OPERATIONS AND RETAINED DEFICIT

FOR THE PERIOD FROM OCTOBER 1, 2004 TO JULY 29, 2005

AND FOR THE YEARS ENDED SEPTEMBER 30, 2004 AND 2003

	July 29, 2005	September 30,
		2004	2003
SALES	$44,330,741	$57,833,787	$71,713,580
COST OF SALES	38,119,032	50,288,429	62,380,445

Gross profit	6,211,709	7,545,358	9,333,135

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	5,830,487	7,666,576	8,876,734
DEPRECIATION AND AMORTIZATION	128,238	143,209	226,724

Income (loss) from operations	252,984	(264,427)	229,677

OTHER INCOME (EXPENSE)
Gain (loss) on sale of fixed asset	(23,984)	—	1,156
Interest expense, parent	(325,620)	(256,580)	(334,044)
Other income (expense)	(11,297)	8,767	190,484

TOTAL OTHER INCOME (EXPENSE)	(360,901)	(247,813)	(142,404)

INCOME (LOSS) BEFORE INCOME TAX EXPENSE	(107,917)	(512,240)	87,273
INCOME TAX EXPENSE	88,600	111,602	178,028

NET LOSS	(196,517)	(623,842)	(90,755)
RETAINED DEFICIT—BEGINNING	(2,386,664)	(1,762,822)	(1,672,067)

RETAINED DEFICIT—ENDING	$(2,583,181)	$(2,386,664)	$(1,762,822)

The accompanying notes are an integral part of these financial statements.

QUANTUM RESOURCE CORPORATION

STATEMENTS OF CASH FLOWS

FOR THE PERIOD FROM OCTOBER 1, 2004 TO JULY 29, 2005

AND FOR THE YEARS ENDED SEPTEMBER 30, 2004 AND 2003

CASH FLOWS FROM OPERATING ACTIVITIES

	July 29, 2005	September 30,
		2004	2003
Net loss	$(196,517)	$(623,842)	$(90,755)

Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Deferred income tax expense (benefit)	(250,000)	(5,300)	9,630
Depreciation and amortization	128,238	143,209	226,725
Provision (reduction) for doubtful accounts	142,571	25,000	(75,127)
(Gain) loss on sale of fixed assets	23,984	—	(1,156)
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(135,194)	398,980	3,336,330
(Increase) in unbilled revenue	(97,018)	(29,485)	(239,037)
Decrease in prepaid expenses and other current assets	117,678	104,187	22,909
(Increase) decrease in security deposits	(2,499)	—	10,109
Increase (decrease) in due to parent	(498,160)	557,926	(2,426,334)
Increase (decrease) in accounts payable	1,031,794	(85,671)	(494,372)
Increase (decrease) in accrued expense and other accrued liabilities	(31,401)	83,071	(501,030)
Increase (decrease) in accrued payroll and related taxes	(427,018)	(237,403)	435,580
Increase (decrease) in retirement benefits payable	(35,744)	(29,924)	(36,452)

TOTAL ADJUSTMENTS TO NET LOSS	(32,769)	924,590	267,775

NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(229,286)	300,748	177,020

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment, furniture and fixtures	(79,880)	(159,071)	(57,816)
Proceeds from sales of assets	—	—	3,059

NET CASH (USED IN) INVESTING ACTIVITIES	(79,880)	(159,071)	(54,757)

NET INCREASE (DECREASE) IN CASH	(309,166)	141,677	122,263

CASH AT BEGINNING OF PERIOD	391,357	249,680	127,417

CASH AT END OF PERIOD	$82,191	$391,357	$249,680

The accompanying notes are an integral part of these financial statements.

QUANTUM RESOURCE CORPORATION

STATEMENTS OF CASH FLOWS—(Continued)

FOR THE PERIOD FROM OCTOBER 1, 2004 TO JULY 29, 2005

AND FOR THE YEARS ENDED SEPTEMBER 30, 2004 AND 2003

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

	July 29, 2005	September 30,
		2004	2003
Cash paid during the period for:
Interest	$334,998	$268,025	$342,694

Income taxes paid (refunded)	$333,300	$(162,893)	$244,540

The accompanying notes are an integral part of these financial statements.

QUANTUM RESOURCE CORPORATION

NOTES TO FINANCIAL STATEMENTS

AS OF JULY 29, 2005 AND AS OF SEPTEMBER 30, 2004 AND 2003

NOTE 1	ORGANIZATION AND NATURE OF OPERATIONS:

Quantum Resource Corporation (“the Company”), a wholly owned subsidiary of Aramark Corporation (“Aramark”), was incorporated on March 17, 1998 in the state of Delaware. The Company is a provider of comprehensive total outsourcing solutions specializing primarily in the information technology, engineering, office service, manufacturing, and entertainment industries throughout the United States.

The stock of the Company was acquired by Mercer Staffing, Inc. on July 29, 2005 for $9,200,000 paid in cash.

NOTE 2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

The Company’s accounting policies are in accordance with accounting principles generally accepted in the United States of America. Outlined below are those policies considered particularly significant.

(a)	Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and revenue and expenses during the period reported. Actual results could differ from those estimates. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements in the period they are determined to be necessary.

(b)	Accounts Receivable:

The Company’s trade accounts receivable are generally uncollateralized. Management closely monitors outstanding accounts receivable and provides an allowance for doubtful accounts equal to the estimated losses that will be incurred in collection of all receivables. The estimated losses are based on management’s evaluation of outstanding accounts receivable at the end of each period.

(c)	Vendor Managed Services Receivables and Payables:

Beginning in 2005, the Company manages networks of temporary service providers (“vendors”) on behalf of clients. The Company’s services include managing the recruitment process, and providing billing, payment, dispute and reporting to its clients. The Company invoices its clients for the services provided by the temporary employees at rates agreed to by its customers and simultaneously records a payable to the vendor, after deducting its fees. The Company’s obligation to pay its vendors is conditioned upon receiving payment from its clients for services rendered by the vendor’s personnel. As there is no direct right of offset between client and vendor the receivable from the client which is included in accounts receivable and payable to the vendor, which is included as a liability, are not offset and are recorded on a gross basis. Included in the Company’s accounts receivable at July 29, 2005 was Vendor Managed Services receivables of $1,440,390. Included in the Company’s accounts payable at July 29, 2005 was Vendor Managed Services payables of $1,424,654.

(d)	Equipment, Furniture and Fixtures:

Equipment, furniture and fixtures is stated at cost. Costs of major additions and improvements are capitalized and depreciated using the straight-line method. Replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are charged to operations as incurred. The Company also provides for amortization of leasehold improvements over the lives of the respective leases or the service lives of the improvements, whichever is shorter.

QUANTUM RESOURCE CORPORATION

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF JULY 29, 2005 AND AS OF SEPTEMBER 30, 2004 AND 2003

(d)	Equipment, Furniture and Fixtures (continued):

When an asset is sold, retired or otherwise disposed of, the cost of the equipment, furniture or fixture and the related accumulated depreciation are removed from the respective accounts, and any resulting gains or losses are reflected in operations.

(e)	Income Taxes:

The Company is included in the consolidated federal income tax return filed by Aramark, and it files separate state returns except in those states where a consolidated tax return is required. Both federal and state income taxes are determined on a separate return basis.

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”. Under SFAS No. 109, deferred tax assets and liabilities are determined based on the difference between financial statement and tax basis of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance if, based on the weight of all available evidence, it is more likely than not that all or some portion of the deferred tax assets will not be realized. The ultimate realization of the deferred tax asset depends on the Company’s ability to generate sufficient taxable income in the future.

(f)	Revenue Recognition:

Revenue consists of fees earned from the temporary placement of workers. Revenue is recognized when earned and realizable and therefore when the following criteria have been met: (a) persuasive evidence of an arrangement exists; (b) services have been rendered; (c) the fee is fixed or determinable; and (d) collectibility is reasonably assured. Revenue is recognized in the period in which services are provided based on hours worked by the workers. Revenue earned but not billed is recorded as unbilled revenue in the accompanying consolidated balance sheets. With respect to vendor management services, revenue is earned at the point services are provided by the vendors and invoiced by the Company to its clients. Vendor managed services revenue consists of management fees, which is recognized on the net method.

(g)	Advertising Expense:

Advertising costs are expensed as incurred and totaled $169,367, $230,642 and $271,259 for the period from October 1, 2004 to July 29, 2005 and for the years ended September 30, 2004 and 2003, respectively.

(h)	Impairment of Long-Lived Assets:

In accordance with SFAS No. 144, long-lived assets, such as equipment, furniture and fixtures, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. The Company has determined that no impairment existed during any of the periods presented.

QUANTUM RESOURCE CORPORATION

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF JULY 29, 2005 AND AS OF SEPTEMBER 30, 2004 AND 2003

(i)	Concentration of Credit Risk:

The Company places its cash with a financial institution which has offices located in Virginia. On several occasions during 2005, 2004 and 2003, the Company’s cash balances exceeded the Federal Deposit Insurance Corporation insurance limit of $100,000 per financial institution. The Company has not experienced any losses in such accounts and it believes it is not exposed to any significant credit risk on cash.

The Company does not require collateral or other security to support customer receivables. One customer had accounted for approximately 19% and 13% of the accounts receivable balance as of July 29, 2005 and September 30, 2004, respectively. Two customers had accounted for approximately 32% of the accounts receivable balance as of September 30, 2003.

(j)	Fair Value of Financial Instruments:

As of July 29, 2005, and as of September 30, 2004 and 2003, the carrying amounts of cash, accounts receivable, and accounts payable and accrued expenses approximate their fair values because of the short-term nature of these items.

(k)	Recent Accounting Pronouncements:

In April 2005, the Financial Accounting Standards Board (“FASB”) issued FASB No. 47 (“FIN 47”), “Accounting for Conditional Asset Retirement Obligations-An Interpretation of FASB Statement No. 143.” FIN 47 clarifies the terms of FASB Statement No. 143 and requires an entity to recognize a liability for a conditional asset retirement obligation if the entity has sufficient information to reasonably estimated its fair value. FIN 47 is effective no later than the end of fiscal years ending after December 15, 2005. The Company believes that the adoption of FIN 47 will have no material impact on its financial statements.

In June, 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections” —a replacement of APB Opinion No. 20 (Accounting Changes) and FASB No. 3 (Reporting Accounting Changes in Interim Financial Statements), which changed the requirements for the accounting for and reporting of a change in accounting principle. This statement requires retrospective application to prior periods’ financial statements of changes in accounting principal unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) for that period rather than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, this statement requires the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. SFAS No. 154 is effective for accounting changes and error corrections made in fiscal years beginning after December 15, 2005. The Company will comply with the provisions of FAS 154 although the impact of such adoption on the Company’s financial statements is not determinable at this time.

In October 2005, the FASB issued FSP FAS 13-1, “Accounting for Rental Costs Incurred During a Construction Period.” This FSP provides that rental costs associated with operating leases that are incurred during a construction period should be recognized as rental expense and included in income

QUANTUM RESOURCE CORPORATION

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF JULY 29, 2005 AND AS OF SEPTEMBER 30, 2004 AND 2003

from continuing operations. The guidance in this FSP was effective in the first reporting period beginning after December 15, 2005. The adoption of this FSP is not expected to have a material impact on the Company’s financial statements.

(l)	Recent Accounting Pronouncements:

EITF 05-6: Determining the Amortization Period for Leasehold Improvements Purchased after Lease Inception or Acquired in a Business Combination. In the meeting held on June 15-16, 2005, the Task Force reached a consensus on Issue 1 that leasehold improvements acquired in a business combination should be amortized over the shorter of the useful life of the assets or a term that includes required lease periods and renewals that are deemed to be reasonably assured (as defined in paragraph 5 of Statement 13) at the date of acquisition. The Task Force reached a consensus on Issue 2 that leasehold improvements that are placed in service significantly after and not contemplated at or near the beginning of the lease term should be amortized over the shorter of the useful life of the assets or a term that includes required lease periods and renewals that are deemed to be reasonably assured (as defined in paragraph 5 of Statement 13) at the date the leasehold improvements are purchased. At the September 15, 2005 meeting, the Task Force agreed to clarify that the consensus in this Issue does not apply to preexisting leasehold improvements. The consensus should be applied to leasehold improvements (within the scope of this Issue) that are purchased or acquired in reporting periods beginning after Board ratification of the consensus (June 29, 2005). Early application of the consensus is permitted in periods for which financial statements have not been issued. The Company believes that the adoption of EITF 05-6 will have no material impact on its financial statements.

NOTE 3	EQUIPMENT, FURNITURE AND FIXTURES:

Equipment, furniture and fixtures consists of the following:

	July 29, 2005	September 30, 2004	September 30, 2003	Estimated Useful Life
Furniture and equipment	$1,188,090	$1,191,632	$1,324,360	5 years
Leasehold improvements	135,207	135,206	126,836	2-3 years

	1,323,297	1,326,838	1,451,196
Less, accumulated depreciation	(1,086,838)	(1,018,037)	(1,158,257)

	$236,459	$308,801	$292,939

Depreciation expense charged to operations for the period from October 1, 2004 to July 29, 2005 and for the years ended September 30, 2004 and 2003 was $128,238, $143,209, and $226,725, respectively.

QUANTUM RESOURCE CORPORATION

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF JULY 29, 2005 AND AS OF SEPTEMBER 30, 2004 AND 2003

NOTE 4	INCOME TAXES:

An analysis of the Company’s deferred income tax asset (liability) is as follows:

	July 29, 2005	September 30, 2004	September 30, 2003
Allowance for doubtful accounts	$43,394	$27,120	$17,120
Accrued retirement benefits	207,280	134,186	199,377

Deferred tax asset, gross	250,674	161,306	216,497

Valuation allowance	(250,674)	(161,306)	(216,497)

Deferred tax, asset, net	—	—	—

Recovery or prior year accounts receivable write-offs recorded in subsequent tax return	—	(250,000)	(255,300)

Total deferred income tax asset (liability)	$—	$(250,000)	$(255,300)

Deferred income taxes have been presented in the Company’s financial statements as a short term liability in 2003 and 2004. Due to a history of net losses for tax purpose, management believes that it is more likely than not that the Company will not generate sufficient future taxable income to realize the deferred tax assets, thus, a valuation allowance for these items has been established.

The components of the income tax expense for net income before taxes are summarized, as follows:

	July 29, 2005	September 30, 2004	September 30, 2003
Federal income tax expense	$197,000	$—	$—
State tax expense	141,600	116,902	168,400

Current tax expense	338,600	116,902	168,400

Deferred federal tax expense	(203,125)	(4,280)	—
Deferred state tax expense	(46,875)	(1,020)	9,628

Deferred tax expenses	(250,000)	(5,300)	9,628

Total income tax expense	$88,600	$111,602	$178,028

The difference between the statutory Federal and state income tax rate and the effective income tax rate as reflected in the accompanying statements of operations are:

	July 29, 2005	September 30, 2004	September 30, 2003
Statutory Federal/income tax	$(35,073)	$(166,478)	$28,363
Statutory state income taxes	(8,093)	(43,784)	6,354
State taxes not based upon income	78,300	116,562	140,037
Permanent differences	8,717	9,243	11,555
Net operating loss used by parent	—	279,795	—
Valuation allowance	89,368	(55,151)	—
Miscellaneous	(44,619)	(28,585)	(8,281)

	$88,600	111,602	$178,028

QUANTUM RESOURCE CORPORATION

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF JULY 29, 2005 AND AS OF SEPTEMBER 30, 2004 AND 2003

NOTE 5	DUE TO PARENT:

(a)	Related Party Transactions:

Certain services are provided by the Company’s parent, Aramark Corporation. In addition, the Company maintains a lockbox for cash collections that is controlled by the parent and zero balance cash account (“ZBA”) that is funded by the parent. A summary of the inter-company transactions for 2005, 2004 and 2003 is as follows:

	July 29, 2005	September 30, 2004	September 30, 2003
Funding to ZBA Accounts	$(42,115,062)	$(46,956,850)	$(57,008,586)
Cash receipts to Aramark lock box	45,139,587	48,973,000	62,667,300
Corporate Group and Business Unit Allocations	(465,912)	(575,188)	(967,705)
Royalties	(799,118)	(869,347)	(1,074,845)
Interest	(325,620)	(256,580)	(334,044)
Income taxes	(82,600)	162,893	(244,540)
Insurance	(268,911)	(278,824)	(209,035)
Salary and benefits	(295,035)	(468,777)	(351,887)
Miscellaneous general and administrative costs	(289,169)	(288,253)	(50,324)

	$498,160	$(557,926)	$2,426,334

The average monthly balance in the inter-company account was $7,669,436, $7,639,553, and $7,767,863 for 2005, 2204 and 2003, respectively.

Interest expense is charged on the monthly average balance of the inter-company account at a rate equal to the annual average borrowing rate for Aramark. Aramark charged interest to the Company at a rate of 4.7%, 5.1% and 5.4% for the period from October 1, 2004 to July 29, 2005 and for the years ended September 30, 2004 and 2003, respectively.

Corporate group and business unit allocations are charged by Aramark to all affiliated companies based upon various rational and consistent formulas using, gross profit, sales and specific allocation methods. The charges consist of allocated corporate costs for accounting, risk management, IT, human resources, legal, executive compensation and other administrative charges.

Royalty expense is charged to all Aramark affiliated companies for Aramark’s costs associated with the licensing of the Aramark trade name and the costs of other trademarks. They royalty is charges at a rate of 1.5% of net sales.

NOTE 6	MAJOR CUSTOMERS

The Company had sales to over 400 customers. Two customers accounted for approximately 39% of total sales for the year ending September 30, 2003. Sales to these customers were $27,973,701. One customer accounted for approximately 14% and 16% of total sales for the year ending September 30, 2004 and for the period from October 1, 2004 to July 29, 2005, respectively. Sales to this customer were $8,259,923 and $7,349,982 for the year ending September 30, 2004 and for the period from October 1, 2004 to July 29, 2005, respectively.

QUANTUM RESOURCE CORPORATION

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF JULY 29, 2005 AND AS OF SEPTEMBER 30, 2004 AND 2003

NOTE 7	COMMITMENTS AND CONTINGENCIES:

(a)	Operating Leases:

The Company leases its office space through August 2008 at a fixed basic rent schedule. Future minimum lease obligations for the non-cancelable lease rental for years ending subsequent to July 29, 2005 are summarized as follows:

Period Ending December 31,	Amount
2005 (5 months)	$70,298
2006 (12 months)	168,716
2007 (12 months)	161,676
2008 (12 months)	149,303

$549,993

Rental expense was $265,141, $304,318 and $346,730 for the period from October 1, 2004 to July 29, 2005 and for the years ended September 30, 2004 and 2003, respectively.

(b)	Employee Benefit Plan:

In 1991, Quantum established a savings and profit sharing (IRC Section 401(k)) plan. Administrative employees that have worked six (6) months and 500 hours of service are eligible to participate. Each participant may elect to defer percentage of their compensation contributed to the plan subject to Internal Revenue Service limit on elective deferrals. The plan also allows for discretionary company match of elective deferrals that will vest on a three-year cliff vesting schedule. There was no company match for the period from October 1, 2004 to July 29, 2005, $15,301 for the year ending September 30, 2004, and no match for plan year ended September 30, 2003.

(c)	Retirement Benefits

The Company entered into a stock purchase agreement dated December 30, 1986 with a former owner. The agreement called for the payment of retirement benefits in equal monthly payments, adjusted for the cost of living increases equal to the Consumer Price Index. The former owner is entitled to these benefits until his death.

QUANTUM RESOURCE CORPORATION

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF JULY 29, 2005 AND AS OF SEPTEMBER 30, 2004 AND 2003

The Company recorded a liability based upon the expected remaining life of the former owner and the minimum payment before any cost of living increases. Any expense resulting from cost of living increase is recorded when incurred. The Company has made payments of $61,730, $71,988 and $69,888 in the period from October 1, 2004 to July 29, 2005 and for the years ended September 30, 2004 and 2003, respectively. Future payments to the former owner, if still alive, are as follows:

Period Ending December 31,
2005 (5 months)	$38,274
2006 (12 months)	74,075
2007 (12 months)	74,076
2008 (12 months)	74,076
2009 (12 months)	74,076
2010 (12 months)	74,076
Thereafter	154,325

Total minimum payments	$562,978

Present value of net minimum retirement payments	$463,398
Less: current portion	$(74,075)

$389,323

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors,

Terra Nova Acquisition Corporation

We have audited the accompanying balance sheets of Terra Nova Acquisition Corporation (a corporation in the development stage) as of December 31, 2005 and 2004 and the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2005, the period from July 21, 2004 (inception) to December 31, 2004 and the period from July 21, 2004 (inception) to December 31, 2005, respectively. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2, the Company’s Certificate of Incorporation provides for mandatory liquidation of the Company, in the event that the Company does not consummate a business combination within 18 months from the date of the consummation of its initial public offering (“Offering”) (such date would be October 22, 2006) or 24 months from the consummation of the Offering (such date would be April 22, 2007) if certain extension criteria have been satisfied.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Terra Nova Acquisition Corporation as of December 31, 2005 and 2004, and the related statements of operations and cash flows for the year ended December 31, 2005, the period from July 21, 2004 (inception) to December 31, 2004 and the period from July 21, 2004 (inception) to December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is required to consummate a business combination by April 22, 2007. The possibility of such business combination not being consummated raises substantial doubt about its ability to continue as a going concern, and the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

BDO Seidman, LLP

New York, NY

March 10, 2006 (except as to Note 4 which is as of August 9, 2006)

Terra Nova Acquisition Corporation

(A corporation in the development stage)

Balance Sheets

	September 30, 2006	December 31, 2005	December 31, 2004
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$57,590	$609,769	$69,895
Securities held in Trust Fund (Note 2)	30,221,274	29,084,736	—
Accrued interest receivable, Trust Fund	—	220,969	—
Prepaid expenses	25,064	35,616	—

Total current assets	30,303,928	29,951,090	69,895
Deferred acquisition costs (Note 4)	306,980	—	—
Deferred registration costs (Note 2)	—	—	23,500

Total assets	$30,610,908	$29,951,090	$93,395

Liabilities and Stockholders’ Equity
Current liabilities:
Accrued expenses	$35,299	$67,805	$—
Accrued acquisition costs	188,271	—	—
Note payable, stockholder (Note 5)	—	—	70,000
Income taxes payable	112,558	57,788	—

Total current liabilities	336,128	125,593	70,000

Common stock, subject to possible conversion, 1,103,448 shares at conversion value (Note 2)	6,041,229	5,858,210	—

Commitment (Note 6)

Stockholders’ equity (Notes 2, 3, 7 and 8)
Preferred stock, $.0001 par value, Authorized 1,000,000 shares; none issued
Common stock, $.0001 par value Authorized 30,000,000 shares
Issued and outstanding 6,720,000 shares in 2006 and 2005 (which includes 1,103,448 subject to possible conversion) and 1,200,000 in 2004	672	672	120
Additional paid-in capital	23,539,599	23,722,618	24,880
Retained earnings (deficit) accumulated during development stage	693,280	243,997	(1,605)

Total stockholders’ equity	24,233,551	23,967,287	23,395

Total liabilities and stockholders’ equity	$30,610,908	$29,951,090	$93,395

See summary of significant accounting policies and accompanying notes to financial statements.

Terra Nova Acquisition Corporation

(A corporation in the development stage)

Statements of Operations

(Unaudited)

	Nine months ended September 30, 2006	Nine months ended September 30, 2005	Period from July 21, 2004 (inception) to September 30, 2006
Expenses:
General and administrative expenses (Note 6)	$(279,266)	$(145,958)	$(544,748)

Operating loss for the period	(279,266)	(145,958)	(544,748)
Interest income	920,426	399,872	1,588,590

Net income before provision for income taxes	641,160	253,914	1,043,842
Provision for income taxes (Note 9)	191,877	95,555	350,562

Net income	449,283	158,359	693,280

Adjustments:
Accretion of Trust Fund relating to common stock subject to possible conversion	(183,019)	(78,830)	(314,334)

Net income attributable to common stockholders	266,264	79,529	378,946

Weighted average common shares outstanding	6,720,000	4,465,055

Basic and diluted income per share	$0.04	$0.02

See summary of significant accounting policies and accompanying notes to financial statements.

Terra Nova Acquisition Corporation

(A corporation in the development stage)

Statements of Operations

	Year Ended December 31, 2005	Period from July 21, 2004 (inception) to December 31, 2004	Period from July 21, 2004 (inception) to December 31, 2005
Expenses:
General and administrative expenses (Note 6)	$(263,877)	$(1,605)	$(265,482)

Operating Loss	(263,877)	(1,605)	(265,482)
Interest income	668,164	—	668,164

Net income (loss) before provision for income taxes	404,287	(1,605)	402,682

Provision for income taxes (Note 9)	158,685	—	158,685

Net income (loss)	245,602	(1,605)	243,997

Adjustments:
Accretion of Trust Fund relating to common stock subject to possible conversion	(131,315)	—	(131,315)

Net income (loss) attributable to common stockholders	114,287	(1,605)	112,682

Weighted average common shares outstanding—Basic	5,033,425	1,200,000

Basic and diluted income (loss) per share	$0.02	$(0.00)

See summary of significant accounting policies and accompanying notes to financial statements.

Terra Nova Acquisition Corporation

(A corporation in the development stage)

Statements of Stockholders’ Equity

	Common Stock		Additional Paid-In Capital	Retained earnings (deficit) accumulated during the development stage	Total Stockholders’ Equity
	Shares	Amount
Balance, July 21, 2004 (inception)	—	$—	$—	$—	$—
Issuance of stock to initial stockholders	1,200,000	120	24,880	—	25,000
Net loss for the period		—	—	(1,605)	(1,605)

Balance, December 31, 2004	1,200,000	$120	$24,880	$(1,605)	$23,395
Sale of 5,520,000 units and underwriter’s options, net of underwriters’ discount and offering expenses (includes 1,103,448 shares subject to possible conversion)	5,520,000	552	29,555,948	—	29,556,500
Proceeds in Trust Fund subject to possible conversion of 1,103,448 shares	—	—	(5,726,895)	—	(5,726,895)
Accretion of Trust Fund relating to common stock subject to possible conversion	—	—	(131,315)	—	(131,315)
Net income for the years	—	—	—	245,602	245,602

Balance, December 31, 2005	6,720,000	$672	$23,722,618	$243,997	$23,967,287
Accretion of Trust Fund relating to common stock subject to possible conversion (unaudited)	—	—	(183,019)	—	(183,019)
Net income for the period (unaudited)	—	—	—	449,283	449,283

Balance, September 30, 2006 (unaudited)	6,720,000	$672	$23,539,599	$693,280	$24,233,551

See summary of significant accounting policies and accompanying notes to financial statements.

Terra Nova Acquisition Corporation

(A corporation in the development stage)

Statements of Cash Flows (Unaudited)

	Nine months Ended September 30, 2006	Nine months Ended September 30, 2005	Period from July 21, 2004 (inception) to September 30, 2006
Cash Flows from Operating Activities
Net income	$449,283	$158,359	$693,280
Adjustments to reconcile net income to net cash used in operating activities:
Change in operating assets and liabilities:
Increase in interest earned on investments held in Trust Fund	(915,569)	(394,345)	(1,572,474)
Decrease (increase) in prepaid expenses	10,552	(62,328)	(25,064)
Increase (decrease) in accrued expenses	(32,506)	14,170	35,299
Increase in income taxes payable	54,770	95,555	112,558

Net cash used in operating activities	(433,470)	(188,589)	(756,401)

Cash Flows from Investing Activities

Purchases of securities held in Trust Fund	(89,049,000)	(28,648,800)	(146,781,800)
Maturities of securities held in Trust Fund	89,049,000	—	118,133,000
Deferred acquisition costs	(118,709)	—	(118,709)

Net cash used in investing activities	(118,709)	(28,648,800)	(28,767,509)

Cash Flows from Financing Activities
Proceeds from public offering of 5,520,000 units, net	—	29,556,400	29,556,400
Proceeds from sale of shares of common stock to initial shareholders	—	—	25,000
Proceeds from underwriter’s option	—	100	100
Proceeds from notes payable, stockholders	—	20,000	90,000
Repayment of notes payable, stockholders	—	(90,000)	(90,000)
Deferred registration costs	—	23,500	—

Net cash provided by financing activities	—	29,510,000	29,581,500

Net increase (decrease) in cash and cash equivalents	$(552,179)	$672,611	$57,590
Cash and cash equivalents at beginning of the period	609,769	69,895	—

Cash and cash equivalents at end of the period	$57,590	$742,506	$57,590

Supplemental disclosure from cash flow information:
Cash paid during the period for income taxes	$142,263	$—	$243,160

Supplemental disclosure of non-cash activities:
Accrued acquisition costs	$188,271	$—	$188,271

Accretion of Trust Fund relating to common stock subject to possible conversion	$183,019	$78,830	$314,334

See summary of significant accounting policies and accompanying notes to financial statements.

Terra Nova Acquisition Corporation

(A corporation in the development stage)

Statements of Cash Flows

	Year Ended December 31, 2005	July 21, 2004 (inception) to December 31, 2004	July 21, 2004 (inception) to December 31, 2005
Cash Flows from Operating Activities

Net income (loss)	$245,602	$(1,605)	$243,997
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Changes in operating assets and liabilities:
Increase in interest earned on investments held in Trust Fund	(656,905)	—	(656,905)
Increase in prepaid expenses	(35,616)	—	(35,616)
Increase in accrued expenses	67,805	—	67,805
Increase in income taxes payable	57,788	—	57,788

Net cash used in operating activities	(321,326)	(1,605)	(322,931)

Cash Flows from Investing Activities

Purchases of securities held in Trust Fund	(57,732,800)	—	(57,732,800)
Maturities of securities held in Trust Fund	29,084,000	—	29,084,000

Net cash used in investing activities	(28,648,800)	—	(28,648,800)

Cash Flows from Financing Activities

Proceeds from public offering of 5,520,000 units, net	29,556,400	—	29,556,400
Proceeds from sale of shares of common stock to initial stockholders	—	25,000	25,000
Proceeds from underwriter’s option	100	—	100
Proceeds from note payable, stockholder	20,000	70,000	90,000
Repayment of note payable, stockholder	(90,000)	—	(90,000)
Deferred registration costs	23,500	(23,500)	—

Net cash provided by financing activities	29,510,000	71,500	29,581,500

Net increase in cash	539,874	69,895	609,769
Cash and cash equivalents at beginning of the period	69,895	—	—

Cash and cash equivalents at end of the period	$609,769	$69,895	$609,769

Supplemental disclosure from cash flow information:
Cash paid during the period for income taxes	$100,897	$—	$100,897

Supplemental disclosure of non-cash activities:
Accretion of Trust Fund relating to common stock subject to possible conversion	$131,315	$—	$131,315

See summary of significant accounting policies and accompanying notes to financial statements.

Terra Nova Acquisition Corporation

(A corporation in the development stage)

Summary of Significant Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Securities Held in Trust Fund

The Company carries its investments at cost, which approximates fair value.

Income taxes

The Company follows Statement of Financial Accounting Standards No. 109 (“SFAS No. 109”), “Accounting for Income Taxes” which is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns.

There were no deferred taxes as at September 30, 2006, December 31, 2005 or December 31, 2004.

Net Income per share

Basic net income per share is calculated by dividing net income attributable to common shareholders by the weighted average number of common shares outstanding during the period. No effect has been given to potential issuances of common stock from warrants or the underwriter option in the diluted computation, as the effect would not be dilutive.

New Accounting Pronouncements

The Company does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Terra Nova Acquisition Corporation

(a corporation in the development stage)

Notes to Financial Statements

1. Basis of Presentation

The accompanying financial statements are unaudited and have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10QSB. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. These financial statements should be read in conjunction with the audited financial statements that were included in the Company’s Form 10-KSB for the year ended December 31, 2005.

In the opinion of management, all adjustments (consisting primarily of normal accruals) have been made that are necessary to present fairly the financial position of the Company. Operating results for the interim periods presented are not necessarily indicative of the results to be expected for a full year.

2. Organization and Business Operations

Terra Nova Acquisition Corporation (the “Company”) was incorporated in Delaware on July 21, 2004 as a blank check company whose objective is to acquire an operating business. The Company’s initial stockholders purchased 1,200,000 shares of common stock, $.0001 par value, for $25,000 on July 21, 2004.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective April 18, 2005. The Company consummated the offering on April 22, 2005 and received net proceeds of approximately $25,594,000. Such amount was net of registration costs incurred through that date (including $23,500 that had been incurred as at December 31, 2004). On April 26, 2005 the underwriters exercised their over-allotment option and the Company received net proceeds of approximately $3,962,400. The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. As at September 30, 2006 an amount of $30,221,274 is being held in an interest-bearing trust account (“Trust Account”) until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Account, funds will only be invested in United States government securities (Treasury Bills) with a maturity of 180 days or less, or in money market funds meeting certain conditions under rule 2a-7 promulgated under the Investment Company Act of 1940. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company has signed a definitive agreement for a Business Combination and will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated.

All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 1,200,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

Terra Nova Acquisition Corporation

(a corporation in the development stage)

Notes to Financial Statements—(Continued)

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. In this respect $6,041,229 (which includes accretion of Trust Fund aggregating $314,334) has been classified as common stock subject to possible conversion at September 30, 2006.

The Company’s Amended and Restated Certificate of Incorporation provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering (such date would be October 22, 2006), or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. The Company has satisfied the extension criteria (see Note 4). In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering (assuming no value is attributed to the Warrants contained in the Units sold in the Offering (See Note 3)).

3. Offering

The Company sold 5,520,000 units (“Units”) in the Offering, which includes the 720,000 Units subject to the underwriters’ over-allotment. Each Unit consists of one share of the Company’s common stock, $.0001 par value, and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination or one year from the effective date of the Offering and expiring four years from the effective date of the Offering. The Warrants will be redeemable, upon prior written consent of EarlyBirdCapital, Inc., at a price of $.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In addition, the Company is not obligated to pay cash or other consideration to the holders of warrants or otherwise “net-cash settle” any warrant exercise if the Company is unable to deliver securities pursuant to the exercise of a warrant because a registration statement under the Securities Act of 1933, as amended, with respect to the common stock is not effective. In connection with this Offering, the Company issued an option, for $100, to the representative of the underwriters to purchase 240,000 Units at an exercise price of $9.90 per Unit. In addition, the warrants underlying such Units are exercisable at $6.65 per share.

4. Proposed Merger and Deferred Acquisition Costs

On August 9, 2006, the Company entered into an Agreement and Plan of Merger (“Merger Agreement”) with ClearPoint Business Resources, Inc. (“ClearPoint”) and all of its stockholders (“Stockholders”). The Company formed a wholly owned subsidiary on July 19, 2006 to effectuate the transactions contemplated by the Merger Agreement with ClearPoint (“Merger”). ClearPoint will be the surviving corporation in the Merger, becoming the Company’s wholly-owned subsidiary. ClearPoint, based in Chalfont, Pennsylvania, is a privately owned workforce management solutions provider that was founded in 2001. ClearPoint focuses on human resource/staffing outsourcing, vendor management services, customized managed service programs, and workforce optimization. It also provides business services including business process outsourcing, support services for the transportation, logistics and staffing industries and benefits solutions and administration.

Terra Nova Acquisition Corporation

(a corporation in the development stage)

Notes to Financial Statements—(Continued)

ClearPoint is also known for its project-based staff augmentation service which includes full service project solutions, executive search and permanent placement, contract recruiting services and short and long term hourly based assignments.

Pursuant to the Merger Agreement, the Stockholders, in exchange for all of the securities of ClearPoint outstanding immediately prior to the Merger, will receive from the Company 5,997,727 shares of its common stock, subject to certain closing adjustments based on levels of funded debt, minimum levels of defined working capital and adjusted earnings before interest, taxes, depreciation and amortization. In addition, the Stockholders are entitled to receive additional performance payments based on the share price of the Company’s common stock after closing. 10% of the common stock being issued at the time of the Merger will be placed into escrow to secure the Company’s indemnity rights under the Merger Agreement and will be governed by the terms of an Escrow Agreement. A further 10% of the shares being issued at the time of the Merger will be escrowed to effectuate the closing adjustments.

The financial statements have been prepared assuming the Company will continue as a going concern. In the event the Merger Agreement is not consummated before April 22, 2007, the Company will be forced to liquidate. Under such circumstances, an agreement with the Company’s Chairman and Chief Executive Officer would be implemented, whereby, he would become personally liable for settlement of accrued expenses and acquisition costs incurred to the extent such items are in excess of the net proceeds of the Offering not held in the Trust Fund.

In connection with this proposed business combination, the Company incurred $306,980 in Deferred Acquisition costs as of September 30, 2006, $188,271 of which was unpaid as of this date.

5. Note Payable, Stockholder

In November 2004, the Company issued a $70,000 unsecured promissory note to an Initial Stockholder. In March 2005, the Company issued an additional $20,000 unsecured promissory note to an Initial Stockholder. These notes were non interest-bearing and were paid in full from the net proceeds of the Offering.

6. Commitment

The Company presently occupies office space provided by an affiliate of an Initial Stockholder. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on April 18, 2005, the effective date of the Offering. Amounts of $22,500 for the three-month period ended September 30, 2006, $22,500 for the three months ended September 30, 2005, $67,500 for the nine months ended September 30, 2006, $41,250 for the nine months ended September 30, 2005 and $131,250 for the period from July 21, 2004 (inception) to September 30, 2006 are included in general and administrative for such services.

7. Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

8. Common Stock

On March 3, 2005, the Company’s Board of Directors authorized a stock dividend of 0.6 shares of common stock for each outstanding share of common stock. In addition, on March 3, 2005 the Company’s Board of

Terra Nova Acquisition Corporation

(a corporation in the development stage)

Notes to Financial Statements—(Continued)

Directors approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 30,000,000. All references in the accompanying financial statements to the number of shares of common stock have been retroactively restated to reflect these transactions.

At September 30, 2006, 11,760,000 shares of common stock were reserved for issuance upon exercise of redeemable warrants and underwriters’ unit purchase option.

9. Provision for Income Taxes

Provision for current income taxes consists of:

	Federal	State	Total Current
Nine months ended September 30, 2006	$131,586	$60,291	$191,877

Nine months ended September 30, 2005	$74,175	$21,380	$95,555

Period from July 21, 2004 (inception) to September 30, 2006	$259,715	$90,847	$350,652

Year ended December 31, 2005	$128,129	$30,556	$158,685

Period from July 21, 2004 (inception) to December 31, 2005	$128,129	$30,556	$158,685

Period from July 21, 2004 (inception) to December 31, 2004	$—	$—	$—

EXECUTION FORM

ANNEX A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

TERRA NOVA ACQUISITION CORPORATION,

(“Parent”)

CPBR ACQUISITION, INC.,

(“Merger Sub”)

CLEARPOINT BUSINESS RESOURCES, INC.

(the “Company”)

and

THE STOCKHOLDERS OF

CLEARPOINT BUSINESS RESOURCES, INC.

(“Signing Stockholders”)

DATED AS OF AUGUST 9, 2006

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of August 9, 2006, by and among Terra Nova Acquisition Corporation, a Delaware corporation (“Parent”), CPBR Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), ClearPoint Business Resources, Inc., a Delaware corporation (the “Company”), and each of the persons listed under the caption “Signing Stockholders” on the signature page hereof, such persons being all of the stockholders of the Company (each a “Signing Stockholder” and, collectively, the “Signing Stockholders”). Notwithstanding anything in this Agreement to the contrary, the Signing Stockholders are executing this Agreement solely with respect to the provisions set forth in Sections 1.13, 1.14, 5.2, 5.9, 5.10, 5.11, 5.12, 5.13, 5.14, 5.18, 5.19, 8.3 and 10.14 below and not for any other purpose.

RECITALS

A. Upon the terms and subject to the conditions of this Agreement (as defined in Section 1.2) and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), Parent and the Company intend to enter into a business combination transaction by means of a merger between Merger Sub and the Company in which the Company will merge with Merger Sub and be the surviving entity and a wholly owned subsidiary of Parent, through an exchange of all the issued and outstanding shares of capital stock of the Company for shares of common stock of Parent.

B. The Boards of Directors of each of the Company, Parent and Merger Sub have determined that the Merger (as defined in Section 1.1) is fair to, and in the best interests of, their respective companies and their respective stockholders.

C. The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows (defined terms used in this Agreement are listed alphabetically in Article IX, together with the Section and, if applicable, paragraph number in which the definition of each such term is located):

ARTICLE I

THE MERGER

1.1 The Merger. At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the DGCL, Merger Sub shall be merged with and into the Company (the “Merger”), the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation. The Company as the surviving corporation after the Merger is hereinafter sometimes referred to as the “Surviving Corporation.”

1.2 Effective Time; Closing. Subject to the conditions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL a Certificate of Merger (the “Certificate of Merger”) (the time of such filing with the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by the Company and Parent and specified in the Certificate of Merger, being the “Effective Time”) as soon as practicable on or after the Closing Date (as herein defined). The term “Agreement” as used herein refers to this Agreement and Plan of Merger, as the same may be amended from time to time, and all schedules hereto (including the Company Schedule and the Parent Schedule, as defined in the preambles to Articles II and III hereof, respectively). Unless this Agreement shall have been terminated pursuant to Section 8.1, the closing of the Merger (the “Closing”) shall take place at the offices of Graubard Miller, counsel to Parent, 405 Lexington Avenue, New York, New York 10174-1901 at a time and date to be specified by the parties, which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in Article VI, or at such other time, date and location as the parties hereto agree in writing (the “Closing Date”). Closing signatures may be transmitted by facsimile.

1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

1.4 Certificate of Incorporation; Bylaws.

(a) At the Effective Time, the Certificate of Incorporation of the Company shall be amended and restated by the filing under the DGCL of an Amended and Restated Certificate of Incorporation of the Company in the form annexed hereto as Exhibit A, which, as so filed, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such Certificate of Incorporation of the Surviving Corporation.

(b) Also, at the Effective Time, the Bylaws of Merger Sub, a copy of which is annexed hereto as Exhibit B, shall be the Bylaws of the Surviving Corporation.

1.5 Effect on Capital Stock. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and this Agreement and without any action on the part of Merger Sub, the Company or the holders of any of the securities of the Company, the following shall occur:

(a) Conversion of Company Common Stock. Other than any shares to be canceled pursuant to Section 1.5(e) and shares subject to appraisal rights in accordance with Section 1.17, each share of common stock, par value $0.0001, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time, after giving effect to exercises or conversions of warrants and other derivative securities into shares of Company Common Stock pursuant to Section 1.15, will be automatically converted (subject to Section 1.5(h)) into the right to receive:

(i) on the Closing Date, that number of shares of common stock, par value $0.0001, of Parent (“Parent Common Stock”) determined by dividing the Aggregate Parent Common Stock Number by the Outstanding Company Stock Number, and

(ii) that number of shares of Parent Common Stock issuable and cash payable pursuant Section 1.5(d) (“Performance Payments”) determined by dividing the aggregate number of shares so issued and amount of cash so paid by the Outstanding Company Stock Number.

(b) As used in this Agreement:

(i) The term “Closing Date Shares” shall mean 5,997,727 shares of Parent Common Stock, plus, if any, (A) 599.773 shares of Parent Common Stock for each of the 2005 Warrants that is exercised prior to the Effective Time and is not subject to a Warrant Cancellation Event, plus, if any (B) 181.818 shares of Parent Common Stock for each $1,000 that Closing Funded Debt is less than $15,000,000, and less, if any, (C) 181.818 shares of Parent Common Stock for each $1,000 that Closing Funded Debt is greater than $15,000,000.

(ii) The term “Aggregate Parent Common Stock Number” shall mean the number of Closing Date Shares, less, if any, (A) 181.818 shares for each $1,000 by which the Closing Working Capital of the Company is less than $8,000,000 and (B) 145,454.545 shares for each $100,000 by which the LTM EBITDA is less than $6,600,000. Subject only to Sections 8.1(c)(ii) and 10.2(g) hereof, and notwithstanding anything else herein, the Aggregate Parent Common Stock Number, after giving effect to clauses (A) and (B) of this subsection (ii) shall not, regardless of any adjustments above, be deemed to be less than 90% of the amount of Closing Date Shares.

(iii) The term “Outstanding Company Stock Number” shall mean the number of shares of Company Common Stock outstanding immediately prior to the Effective Time, after giving effect exercises or conversions of warrants and other derivative securities into shares of Company Common Stock pursuant to Section 1.15 and including any shares subject to appraisal rights in accordance with Section 1.17.

(iv) The term “Closing Funded Debt” shall mean the Company’s outstanding debt for borrowed money (including subordinated debt and negative cash and overdrawn balances) determined as of the close of business on the business day prior to the Closing Date. The Company shall deliver to Parent a schedule of its Closing Funded Debt, certified as true and correct by its Chief Executive Officer, President and Chief Financial Officer, at the close of business on the business day prior to the Closing Date.

(v) The term “Closing Working Capital” shall mean the difference between the current assets of the Company and the current liabilities of the Company, as determined in accordance with U.S. GAAP (as defined in Section 2.7(a)) by the Company’s independent accountants as of the close of business on the business day prior to the Closing Date and taking into account all other current assets and current liabilities that have been received, deemed to be received or incurred by the Company by the close of business on the business day prior to the Closing Date. Payments made or due to be made in connection with a Warrant Cancellation Event shall not be taken into account in the calculation of the Closing Working Capital. The Company shall deliver to Parent, no later than 30 days after the Closing Date, a schedule setting forth the calculation of the Closing Working Capital prepared by its independent accountants and certified as true and correct, and stating that there are no undisclosed current liabilities, by its Chief Executive Officer, President and Chief Financial Officer.

(vi) The term “LTM EBITDA” shall mean the Company’s operating earnings before interest, taxes, depreciation, amortization and non-recurring items, as determined in a manner consistent with the Unaudited Financial Statements (as defined in Section 2.7(b)) and normal industry practice, for the twelve month period ending on the last day of the month preceding the month in which the Closing occurs. The Company shall deliver to Parent, no later than 30 days after the Closing Date, a schedule setting forth the calculation of the LTM EBITDA prepared by its independent accountants and certified as true and correct by its Chief Executive Officer, President and Chief Financial Officer.

(vii) The term “2005 Warrants” shall mean those warrants to purchase shares of Company Common Stock issued to Bridge Opportunity Finance, LLC, Michael L. Janda and The 1997 Saltzman Trust pursuant to Warrant Agreements between the Company and each of such Persons dated February 28, 2005.

(viii) The term “Warrant Cancellation Event” shall mean the payment by the Company of cash in return for either (A) the cancellation of a 2005 Warrant or (B) the cancellation of the shares of Company Common Stock issued upon exercise of a 2005 Warrant.

(c) Issuance of Shares of Parent Common Stock; Post-Closing Adjustments.

(i) On the Closing Date, Parent shall issue to each holder of Company Common Stock immediately prior to the Effective Time (“Effective Time Holder”) that number of shares of Parent Common Stock equal to the amount of Closing Date Shares multiplied by such Effective Time Holder’s Allocation Percentage (as defined below). Ten percent (10%) of the portion of the Closing Date Shares issued to each Effective Time Holder shall be placed in escrow solely for the purpose described in Section 1.11(b) (the “Adjustment Escrow Shares”). As used herein, the term “Allocation Percentage” shall mean, with respect to an Effective Time Holder, the ratio, expressed as a percentage, of the number of shares of Company Common Stock owned by it immediately prior to the Effective Time to the Outstanding Company Common Stock Number.

(ii) Upon the final determination of the Aggregate Parent Common Stock Number, the Escrow Agent, in accordance with the Escrow Agreement referred to in Section 1.11, shall return to Parent, for cancellation, that number of Adjustment Escrow Shares equal to the difference, if any, of the Aggregate Parent Common Stock Number and the Closing Date Shares, and shall distribute all remaining Adjustment Escrow Shares to the Effective Time Holders in accordance with their respective Allocation Percentages.

(d) Performance Payments.

(i) If, during the First Tranche Achievement Period (as defined below), the Last Reported Sale Price (as defined below) of the Parent Common Stock is at least $8.50 for 45 consecutive Trading Days (as defined below) (the “First Tranche Goal”), Parent shall issue to the Effective Time Holders, in the aggregate, 126,471 shares of Parent Common Stock and cash of $1,075,000.

(ii) If, during the twelve-month period beginning on the day following the conclusion of the First Tranche Achievement Period (as defined below), the Last Reported Sale Price of the Parent Common Stock is at least $11.00 for 45 consecutive Trading Days (the “Second Tranche Goal”), Parent shall issue to the Effective Time Holders, in the aggregate, 97,727 shares of Parent Common Stock and cash of $1,075,000.

(iii) If during the twelve-month period beginning on the day following the conclusion of the Second Tranche Achievement Period (as defined below), the Last Reported Sale Price of the Parent Common Stock is at least $13.00 for 45 consecutive Trading Days (the “Third Tranche Goal”), Parent shall issue to the Effective Time Holders, in the aggregate, 82,692 shares of Parent Common Stock and cash of $1,075,000.

(iv) At the election of any Effective Time Holder, any payment scheduled to be made in cash pursuant to clauses (i), (ii) and (iii) above shall be made in shares of Parent Common Stock, with such shares valued at $8.50, $11.00 and $13.00, respectively; provided, however, that if any Effective Time Holder requests an amount of shares that is greater than its pro rata share of the 126,471, 97,727 and 82,692 shares provided for in, respectively and independently, clauses (i), (ii) and (iii) above, such request shall require the consent of a majority of the members of Parent’s board of directors who are not Effective Time Holders. Notwithstanding the foregoing, a majority of the members of Parent’s board of directors who are not Effective Time Holders may mandate that any payment, or portion thereof, scheduled or requested to be made in shares shall instead be made in cash; provided that all Effective Time Holders shall be treated, for purposes of this Section 1.5(d)(iv), on a consistent basis, and provided further that the shares beings substituted by cash shall be valued at $8.50, $11.00 and $13.00, as provided for in, respectively and independently, clauses (i), (ii) and (iii) above.

(v) As used herein: (A) the “First Tranche Achievement Period” shall mean the period beginning on the Closing Date and ending on the earlier of the date on which the First Tranche Goal is achieved and December 31, 2007; and (B) the “Second Tranche Achievement Period” shall mean the period beginning on the day following the conclusion of the First Tranche Achievement Period and ending on the earlier of the date on which the Second Tranche Goal is achieved and the first anniversary of the conclusion of the First Tranche Achievement Period.

(vi) The term “Last Reported Sale Price” on any date shall mean the closing sale price per share of the Parent Common Stock (or if no closing sale price is reported, the average of the closing bid and asked prices) on that date as reported in composite transactions for the principal U.S. securities exchange on which the Parent Common Stock is traded or, if same is not listed on a U.S. national or regional securities exchange, as reported by the Nasdaq National Market or Nasdaq Capital Market or OTCBB. If the Parent Common Stock is not listed for trading on a U.S. national or regional securities exchange and not reported by the Nasdaq National Market or Nasdaq Capital Market or OTCBB on the relevant date, the “Last Reported Sale Price” will be the last quoted bid price for a share of Parent Common Stock in the over-the-counter market on the relevant date as reported by the Pink Sheets LLC or similar organization.

(vii) The term “Trading Day” shall mean a day during which trading in securities generally occurs on the principal national securities exchange on which the Parent Common Stock is then listed or, if not then listed on a national securities exchange, on the Nasdaq National Market or, if not then quoted on the Nasdaq National Market, on the principal other market on which the Parent Common Stock is traded or quoted.

(viii) Performance Payments that become due pursuant to this Section 1.5(d) shall be paid (whether in cash, stock or both) to the Effective Time Holders within 30 days after the achievement of the First Tranche Goal, the Second Tranche Goal and the Third Tranche Goal, as the case may be.

(e) Cancellation of Treasury and Parent-Owned Stock. Each share of Company Common Stock held by the Company or owned by Merger Sub, Parent or any direct or indirect wholly-owned subsidiary of the Company or of Parent immediately prior to the Effective Time shall be canceled and extinguished without any conversion or payment in respect thereof.

(f) Capital Stock of Merger Sub. Each share of Common Stock, par value $0.0001, of Merger Sub (the “Merger Sub Common Stock”) issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.0001, of the Surviving Corporation. Each certificate evidencing ownership of shares of Merger Sub Common Stock shall evidence ownership of such shares of common stock of the Surviving Corporation.

(g) Adjustments to Exchange Ratios. The numbers of shares of Parent Common Stock that the holders of the Company Common Stock are entitled to receive as a result of the Merger shall be equitably adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend of securities convertible into Parent Common Stock), reorganization, recapitalization, reclassification, combination or other like change with respect to Parent Common Stock occurring on or after the date hereof and prior to the completion of the issuance, if any, of the shares of Parent Common Stock included in the Performance Payments.

(h) Fractional Shares. No fraction of a share of Parent Common Stock will be issued by virtue of the Merger, and each holder of shares of Company Common Stock who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock that otherwise would be received by such holder) shall, upon compliance with Section 1.6, receive from Parent, in lieu of such fractional share, one (1) share of Parent Common Stock.

1.6 Surrender of Company Certificates.

(a) Exchange Procedures. Certificates representing the shares of Parent Common Stock issuable with respect to certificates for shares of Company Common Stock (“Company Certificates”) shall be issued to the holders of Company Certificates upon surrender of the Company Certificates (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and indemnity, if required) in the manner provided in Section 1.8). Each holder shall be issued three separate certificates, for such holder’s Adjustment Escrow Shares, Indemnity Escrow Shares (as defined in Section 1.11(a)) and for the remaining number of shares of Parent Common Stock to which such holder is entitled. Until so surrendered, outstanding Company Certificates will be deemed, from and after the Effective Time, to evidence only the right to receive the applicable number of shares of Parent Common Stock and Performance Payments issuable pursuant to Section 1.5(a).

(b) Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made after the date of this Agreement with respect to Parent Common Stock with a record date after the Effective Time will be paid to the holders of any unsurrendered Company Certificates with respect to the shares of Parent Common Stock to be issued upon surrender thereof until the holders of record of such Company Certificates shall surrender such Company Certificates. Subject to applicable law, following surrender of any such Company Certificates with a properly completed letter of transmittal, Parent shall promptly deliver to the record holders thereof, without interest, the certificates representing shares of Parent Common Stock issued in exchange therefor and the amount of any such dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Parent Common Stock.

(c) Transfers of Ownership. If certificates representing shares of Parent Common Stock are to be issued in a name other than that in which the Company Certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the Company Certificates so surrendered will be properly endorsed and otherwise in proper form for transfer and that the persons requesting such exchange will have paid to Parent or any agent designated by it any transfer or other taxes required by reason of the issuance of certificates representing shares of Parent Common Stock in any name other than that of the registered holder of the Company Certificates surrendered, or established to the satisfaction of Parent or any agent designated by it that such tax has been paid or is not payable.

(d) Required Withholding. Each of Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Common Stock such amounts as are required to be deducted or withheld therefrom under the Code or under any provision of state, local or foreign tax law or under any other applicable legal requirement. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

1.7 No Further Ownership Rights in Company Stock. All shares of Parent Common Stock issued in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Company Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

1.8 Lost, Stolen or Destroyed Certificates. In the event that any Company Certificates shall have been lost, stolen or destroyed, Parent shall issue in exchange for such lost, stolen or destroyed Company Certificates, upon the making of an affidavit of that fact by the holder thereof, the certificates representing the shares of Parent Common Stock that the shares of Company Common Stock formerly represented by such Company Certificates were converted into and any dividends or distributions payable pursuant to Section 1.6(b); provided, however, that, as a condition precedent to the issuance of such certificates representing shares of Parent Common Stock and other distributions, the owner of such lost, stolen or destroyed Company Certificates shall indemnify Parent against any claim that may be made against Parent or the Surviving Corporation with respect to the Company Certificates alleged to have been lost, stolen or destroyed.

1.9 Tax Consequences. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code. The parties hereto adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations.

1.10 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the officers and directors of the Company and Merger Sub will take all such lawful and necessary action.

1.11 Escrow.

(a) As the sole and exclusive remedy for Parent and the Parent Indemnities (as defined in Section 7.1 below) with respect to any and all claims for money damages arising out of or relating to this Agreement that are made after the Closing, at the Closing, the Persons receiving shares of Parent Common Stock to be issued as a result of the Merger shall deposit in escrow, to be held for the period beginning on the Closing Date and ending on the thirtieth day after the date that Parent files its Annual Report on Form 10-K for the year ended December 31, 2007 (the “Indemnity Escrow Period”) and for such further period as may be required pursuant to the Escrow Agreement referred to below, ten percent (10%) of the Closing Date Shares received by such Persons (the “Indemnity Escrow Shares”), which shares shall be allocated among the Persons entitled to receive them in the same proportions as the shares of Parent Common Stock are allocated among them, all in accordance with the terms and conditions of the Escrow Agreement to be entered into at the Closing between Parent, the Representative referred to in Section 1.14(b) and Continental Stock Transfer & Trust Company (“Continental”), as Escrow Agent, in the form annexed hereto as Exhibit C (the “Escrow Agreement”); and

(b) To effectuate the adjustments to the Aggregate Parent Common Stock Number described in clauses (A) through (B), inclusive, of Section 1.5(b)(ii), at the Closing each Effective Time Holder shall deposit its Adjustment Escrow Shares in escrow pursuant to the Escrow Agreement, to be held and distributed in accordance with the provisions of the Escrow Agreement.

1.12 Reserved.

1.13 Signing Stockholder Matters.

(a) By his, her or its execution of this Agreement, each Signing Stockholder, in his, her or its capacity as a stockholder of the Company, hereby approves and adopts this Agreement and authorizes the Company, its directors and officers to take all actions necessary for the consummation of the Merger and the other transactions contemplated hereby pursuant to the terms of this Agreement and its exhibits. Such execution shall be deemed to be action taken by the written consent of each Signing Stockholder for purposes of Section 228 of the DGCL. Each Signing Stockholder also confirms that he, she or it is not entitled to any appraisal rights pursuant to the DGCL.

(b) Each Signing Stockholder, for itself only, represents and warrants as follows: (i) all Parent Common Stock to be acquired by such Signing Stockholder pursuant to this Agreement will be acquired for his, her or its account and not with a view towards distribution thereof other than, with respect to Signing Stockholders that are entities, transfers to its stockholders, partners or members; (ii) it understands that he, she or it must bear the economic risk of the investment in the Parent Common Stock, which cannot be sold by he, she or it unless it is registered under the Securities Act, or an exemption therefrom is available thereunder; (iii) he, she or it has had both the opportunity to ask questions and receive answers from the officers and directors of Parent and all persons acting on Parent’s behalf concerning the business and operations of Parent and to obtain any additional information to the extent Parent possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of such information; and (iv) he, she or it has had access to the Parent SEC Reports filed prior to the date of this Agreement. Each Signing Stockholder acknowledges, as to himself, herself or itself only, that (v) he, she or it is either (A) an “accredited investor” as such term is defined in Rule 501(a) promulgated under the Securities Act (as defined below) or (B) a person possessing sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of an investment in Parent; and (vi) he, she or it understands that the certificates representing the Parent Common Stock to be received by he, she or it may bear legends to the effect that the Parent Common Stock may not be transferred except upon compliance with (C) the registration requirements of the Securities Act (or an exemption therefrom) and (D) the provisions of this Agreement. Each Signing Stockholder that is an entity, for itself, represents, warrants and acknowledges, with respect to each holder of its equity interests, to the same effect as the foregoing provisions of this Section 1.13(b).

(c) Each Signing Stockholder, for himself, herself or itself, represents and warrants that the execution and delivery of this Agreement by such Signing Stockholder does not, and the performance of his, her or its obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative agency, commission, governmental or regulatory authority, domestic or foreign (a “Governmental Entity”), except (i) for applicable requirements, if any, of the Securities Act of 1933, as amended (“Securities Act”), the Securities Exchange Act of 1934, as amended (“Exchange Act”), state securities laws (“Blue Sky Laws”), and the rules and regulations thereunder, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined in Section 10.2(a)) on such Signing Stockholder or the Company or, after the Closing, the Parent, or prevent consummation of the Merger or otherwise prevent the parties hereto from performing their obligations under this Agreement.

1.14 Committee and Representative for Purposes of Escrow Agreement.

(a) Parent Committee. Prior to the Closing, the Board of Directors of Parent shall appoint a committee consisting of one or more of its then members to act on behalf of Parent to take all necessary actions and make all decisions pursuant to the Escrow Agreement regarding Parent’s right to indemnification pursuant to Article VII hereof. In the event of a vacancy in such committee, the Board of Directors of Parent shall appoint as a successor (i) a Person who was a director of Parent prior to the Closing Date or (ii) some other Person who would qualify as an “independent” director of Parent and who has not had any relationship with the Company prior to the Closing. Such committee is intended to be the “Committee” referred to in Article VII hereof and the Escrow Agreement.

(b) Representative. The Signing Stockholders hereby designate Michael Traina and, in his absence, Christopher Ferguson, to represent the interests of the Persons entitled to receive Parent Common Stock as a result of the Merger for purposes of the Escrow Agreement. If either Mr. Traina or Mr. Ferguson ceases to serve in such capacity, for any reason, either Mr. Traina or Mr. Ferguson shall designate his successor. Failing such designation within 10 business days after the Representative has ceased to serve, those members of the Board of Directors of Parent who were directors of the Company prior to the Closing shall appoint as successor a Person who was a former stockholder of the Company or such other Person as such members shall designate. Such Person or successor is intended to be the “Representative” referred to in Section 1.11 and Article VII hereof and the Escrow Agreement.

1.15 Derivative Securities. The Company shall arrange that the holders of all of its outstanding options, warrants, convertible debt and other derivative securities exchange such securities for, or convert or exercise all such securities into, shares of Company Common Stock prior to the Effective Time without the payment of any consideration by the Company other than the issuance of Company Common Stock (collectively, the “Conversions”), except that the Company may pay a holder of 2005 Warrants, in connection with a Warrant Cancellation Event, the amount of cash due to be paid with respect to such holder’s 2005 Warrants. The Conversions may be made contingent upon the occurrence of the Closing. Other than in connection with the Conversions, without the consent of Parent, which consent may be withheld in Parent’s absolute discretion, the Company will not issue any of its securities after the date hereof and prior to the earlier of the date this Agreement is terminated and the Effective Time.

1.16 Notice to Other Stockholders of the Company. As promptly as practicable after the execution of this Agreement, the Company, after consultation with Parent, shall give the stockholders of the Company, other than the Signing Stockholders, notice of the written consent of the Signing Stockholders pursuant to Section 1.13(a), in accordance with the provisions of Section 228 of the DGCL.

1.17 Shares Subject to Appraisal Rights.

(a) Notwithstanding Section 1.5 hereof, Dissenting Shares (as hereinafter defined) shall not be converted into a right to receive Parent Common Stock and Performance Payments. The holders thereof shall be entitled only to such rights as are granted by the DGCL. Each holder of Dissenting Shares who becomes entitled to payment for such shares pursuant to the DGCL shall receive payment therefor from the Surviving Corporation in accordance with the DGCL, provided, however, that (i) if any stockholder of the Company who asserts appraisal rights in connection with the Merger (a “Dissenter”) shall have failed to establish his entitlement to such rights as provided in the DGCL, or (ii) if any such Dissenter shall have effectively withdrawn his demand for payment for such shares or waived or lost his right to payment for his shares under the appraisal rights process under the DGCL, the shares of Company Common Stock held by such Dissenter shall be treated as if they had been converted, as of the Effective Time, into a right to receive Parent Common Stock and Performance Payments as provided in Section 1.5. The Company shall give Parent prompt notice of any demands for payment received by the Company from a person asserting appraisal rights, and Parent shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands.

(b) As used herein, “Dissenting Shares” means any shares of Company Common Stock held by stockholders of the Company who are entitled to appraisal rights under the DGCL, and who have properly exercised, perfected and not subsequently withdrawn or lost or waived their rights to demand payment with respect to those shares in accordance with the DGCL.

1.18 Sale Restriction. No public market or private sales of shares of Parent Common Stock issued as a result of the Merger (except for shares of Parent Common Stock issued to Effective Time Holders who (a) do not hold in excess of a three percent (3%) beneficial interest in the Company or (b) are not officers, employees or directors of the Company) shall be made before April 18, 2008. Certificates representing shares of Parent Common Stock issued as a result of the Merger shall bear a prominent legend to such effect. The foregoing restrictions shall apply to shares of Parent Common Stock, if any, issued as part of the Performance Payments.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Subject to the exceptions set forth in Schedule 2 attached hereto (the “Company Schedule”), the Company (and not the Signing Stockholders) hereby represents and warrants to, and covenants with, Parent and Merger Sub, as follows (as used in this Article II, and elsewhere in this Agreement, the term “Company” includes the Subsidiaries, as hereinafter defined, unless the context clearly otherwise indicates):

2.1 Organization and Qualification.

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by the Company to be conducted. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders (“Approvals”) necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being or currently planned by the Company to be conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Complete and correct copies of the certificate of incorporation and by-laws (or other comparable governing instruments with different names) (collectively referred to herein as “Charter Documents”) of the Company, as amended and currently in effect, have been heretofore delivered to Parent or Parent’s counsel. The Company is not in violation of any of the provisions of the Company’s Charter Documents.

(b) The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Each jurisdiction in which the Company is so qualified or licensed is listed in Schedule 2.1.

(c) The minute books of the Company contain true, complete and accurate records of all meetings and consents in lieu of meetings of its Board of Directors (and any committees thereof), similar governing bodies and stockholders (“Corporate Records”) since the time of the Company’s organization. Copies of such Corporate Records of the Company have been heretofore delivered to Parent or Parent’s counsel.

(d) The stock transfer, warrant and option transfer and ownership records of the Company contain true, complete and accurate records of the securities ownership as of the date of such records and the transfers involving the capital stock and other securities of the Company since the time of the Company’s organization. Copies of such records of the Company have been heretofore delivered to Parent or Parent’s counsel.

2.2 Subsidiaries.

(a) The Company has no direct or indirect subsidiaries or participations in joint ventures other than those listed in Schedule 2.2 (the “Subsidiaries”). Except as set forth in Schedule 2.2, the Company owns all of the outstanding equity securities of the Subsidiaries, free and clear of all Liens (as defined in Section 10.2(e)). Except for the Subsidiaries, the Company does not own, directly or indirectly, any ownership, equity, profits or voting interest in any Person or has any agreement or commitment to purchase any such interest, and has not agreed and is not obligated to make nor is bound by any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity.

(b) Each Subsidiary that is a corporation is duly incorporated, validly existing and in good standing under the laws of its state of incorporation (as listed in Schedule 2.2) and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by the Company to be conducted. Each Subsidiary that is a limited liability company is duly organized or formed, validly existing and in good standing under the laws of its state of organization or formation (as listed in Schedule 2.2) and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by the Company to be conducted. Each Subsidiary is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being or currently planned by the Company to be conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or such Subsidiary. Complete and correct copies of the Charter Documents of each Subsidiary, as amended and currently in effect, have been heretofore delivered to Parent or Parent’s counsel. No Subsidiary is in violation of any of the provisions of its Charter Documents.

(c) Each Subsidiary is duly qualified or licensed to do business as a foreign corporation or foreign limited liability company and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or such Subsidiary. Each jurisdiction in which each Subsidiary is so qualified or licensed is listed in Schedule 2.2.

(d) The minute books of each Subsidiary contain true, complete and accurate records of all meetings and consents in lieu of meetings of its Board of Directors (and any committees thereof), similar governing bodies and stockholders since January 1, 2000. Copies of the Corporate Records of each Subsidiary have heretofore been delivered to Parent or Parent’s counsel.

2.3 Capitalization.

(a) The authorized capital stock of the Company consists of 100,000 shares of Company Common Stock, of which 10,000 shares of Company Common Stock are issued and outstanding as of the date of this Agreement, all of which are validly issued, fully paid and nonassessable.

(b) Except as set forth in Schedule 2.3(b) hereto, as of the date of this Agreement and as it may be revised as of the Closing Date in accordance with the terms of this Agreement, (i) no shares of Company Common Stock are reserved for issuance upon the exercise of outstanding options to purchase Company Common Stock granted to employees of the Company or other parties (“Company Stock Options”), and (ii) no shares of Company Common Stock are reserved for issuance upon the exercise of outstanding warrants or other rights (other than Company Stock Options) to purchase Company Common Stock (“Company Warrants”). All shares of Company Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. There are no commitments or agreements of any character to which the Company is bound obligating the Company to accelerate the vesting of any Company Stock Option or Company Warrant as a result of the Merger. All outstanding shares of Company Common Stock and all outstanding Company Stock Options and Company Warrants have been issued and granted in compliance with (x) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (y) all requirements set forth in any applicable Company Contracts (as defined in Section 2.19). The Company has heretofore delivered to Parent or Parent’s counsel true and accurate copies of the forms of documents used for the issuance of Company Stock Options and Company Warrants and a true and complete list of the holders thereof, including their names and the numbers of shares of Company Common Stock underlying such holders’ Company Stock Options.

(c) Except as set forth in Schedule 2.3(c) hereto or as set forth elsewhere in this Section 2.3, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of the Company or obligating the Company to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement.

(d) Except as contemplated by this Agreement and except as set forth in Schedule 2.3(d) hereto, there are no registration rights, and there is no voting trust, proxy, rights plan, antitakeover plan or other agreement or understanding to which the Company is a party or by which the Company is bound with respect to any equity security of any class of the Company.

(e) The authorized and outstanding capital stock or membership interests of each Subsidiary are set forth in Schedule 2.3(e) hereto. There are no outstanding options, warrants or other rights to purchase securities of any Subsidiary.

2.4 Authority Relative to this Agreement. The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, to consummate the transactions contemplated hereby (including the Merger). The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby (including the Merger) have been duly and validly authorized by all necessary corporate action on the part of the Company (including the approval by its Board of Directors and stockholders, subject in all cases to the satisfaction of the terms and conditions of this Agreement, including the conditions set forth in Article VI), and no other corporate proceedings on the part of the Company or its stockholders are necessary to authorize this Agreement or to consummate the transactions contemplated hereby pursuant to the DGCL and the terms and conditions of this Agreement other than the giving of the notice provided for in Section 1.16. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

2.5 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company shall not, (i) conflict with or violate the Company’s Charter Documents, (ii) subject to the giving of the notice provided for in Section 1.16, conflict with or violate any Legal Requirements (as defined in Section 10.2(c)), (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair the Company’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of the

Company pursuant to, any Company Contracts or (iv) result in the triggering, acceleration or increase of any payment to any Person pursuant to any Company Contract, including any “change in control” or similar provision of any Company Contract, except, with respect to clauses (ii), (iii) or (iv), for any such conflicts, violations, breaches, defaults, triggerings, accelerations, increases or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on the Company.

(b) The execution and delivery of this Agreement by the Company does not, and the performance of its obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or other third party (including, without limitation, lenders and lessors, except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act or Blue Sky Laws, and the rules and regulations thereunder, and appropriate documents received from or filed with the relevant authorities of other jurisdictions in which the Company is licensed or qualified to do business, (ii) the consents, approvals and authorizations described in Schedule 2.5(b) hereto, and (iii) where the failure to obtain such consents, approvals or authorizations, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or, after the Closing, Parent, or prevent consummation of the Merger or otherwise prevent the parties hereto from performing their obligations under this Agreement.

2.6 Compliance. The Company has complied with and is not in violation of any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on the Company. The Company is not in default or violation of any term, condition or provision of any applicable Charter Documents. Except as set forth in Schedule 2.6, no written notice of non-compliance with any Legal Requirements has been received by the Company (and the Company has no knowledge of any such notice delivered to any other Person). The Company is not in violation of any term of any Company Contract (as defined in Section 2.19(a)(i)), except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on the Company.

2.7 Financial Statements and Certain Financial Matters.

(a) The Company has provided to Parent a correct and complete copy of the audited consolidated financial statements (including any related notes thereto) of the Company for the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 (the “Audited Financial Statements”). The Audited Financial Statements were prepared in accordance generally accepted accounting principles of the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), and each fairly presents in all material respects the financial position of the Company at the respective dates thereof and the results of its operations and cash flows for the periods indicated.

(b) The Company has provided to Parent a correct and complete copy of the unaudited consolidated financial statements (including any related notes thereto) of the Company for the six month period ended June 30, 2006 (the “Unaudited Financial Statements”). The Unaudited Financial Statements comply as to form in all material respects, and were prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), and fairly present in all material respects the financial position of the Company at the date thereof and the results of its operations and cash flows for the period indicated, except that such statements do not contain notes and are subject to normal adjustments that are not expected to have a Material Adverse Effect on the Company.

(c) The books of account and other similar books and records of the Company have been maintained in accordance with good business practice, are complete and correct in all material respects and there have been no material transactions that are required to be set forth therein and which have not been so set forth. Copies of all such books and records have been made available to Parent.

(d) Except as otherwise expressly noted in the Audited Financial Statements or set forth in Schedule 2.7(d), the accounts and notes receivable of the Company reflected on the balance sheets included in the Audited Financial Statements and the Unaudited Financial Statements (i) arose from bona fide sales transactions in the ordinary course of business and are payable on ordinary trade terms, (ii) are legal, valid and binding obligations of the respective debtors enforceable in accordance with their terms, except as such may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors’ rights generally, and by general equitable principles, (iii) are not subject to any valid set-off or counterclaim except to the extent set forth in such balance sheet contained therein, (iv) are collectible in the ordinary course of business consistent with past practice in the aggregate recorded amounts thereof, net of any applicable reserve reflected in such balance sheet referenced above, and (v) are not the subject of any actions or proceedings brought by or on behalf of the Company.

2.8 No Undisclosed Liabilities. Except as set forth in Schedule 2.8 hereto, the Company has no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to financial statements which are, individually or in the aggregate, material to the business, results of operations or financial condition of the Company, except: (i) liabilities provided for in or otherwise disclosed in the interim balance sheet included in the Unaudited Financial Statements or in the notes to the Audited Financial Statements, and (ii) such liabilities arising in the ordinary course of the Company’s business since June 30, 2006, none of which would have a Material Adverse Effect on the Company.

2.9 Absence of Certain Changes or Events. Except as set forth in Schedule 2.9 hereto or in the Unaudited Financial Statements, since December 31, 2005, there has not been: (i) any Material Adverse Effect on the Company, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the Company’s stock, or any purchase, redemption or other acquisition by the Company of any of the Company’s capital stock or any other securities of the Company or any options, warrants, calls or rights to acquire any such shares or other securities, (iii) any split, combination or reclassification of any of the Company’s capital stock, (iv) any granting by the Company of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by the Company of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by the Company of any increase in severance or termination pay or any entry by the Company into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving the Company of the nature contemplated hereby, (v) entry by the Company into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property (as defined in Section 2.18 hereof) other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed by the Company with respect to any Governmental Entity, (vi) any material change by the Company in its accounting methods, principles or practices, (vii) any change in the auditors of the Company, (viii) any issuance of capital stock of the Company, (ix) any revaluation by the Company of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of the Company other than in the ordinary course of business, or (x) any agreement, whether written or oral, to do any of the foregoing.

2.10 Litigation. Except as disclosed in Schedule 2.10 hereto, there are no claims, suits, actions or proceedings pending or, to the knowledge of the Company, threatened against the Company before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, actions or proceedings, to have a Material Adverse Effect on the Company or have a Material Adverse Effect on the ability of the parties hereto to consummate the Merger.

2.11 Employee Benefit Plans.

(a) All employee and contractor compensation, incentive, fringe or benefit plans, programs, policies, commitments or other arrangements (whether or not set forth in a written document) covering any active or former employee, director or consultant of the Company, or any trade or business (whether or not incorporated) which is under common control with the Company, with respect to which the Company has liability (individually, a “Plan” and, collectively, the “Plans”) have been maintained and administered in all material respects in compliance with their respective terms and with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Plans, and all liabilities with respect to the Plans have been properly reflected in the financial statements and records of the Company. No suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Plan activities) has been brought, or, to the knowledge of the Company, is threatened, against or with respect to any Plan. There are no audits, inquiries or proceedings pending or, to the knowledge of the Company, threatened by any governmental agency with respect to any Plan. All contributions, reserves or premium payments required to be made or accrued as of the date hereof to the Plans have been timely made or accrued. The Company does not have any plan or commitment to establish any new Plan, to modify any Plan (except to the extent required by law or to conform any such Plan to the requirements of any applicable law, in each case as previously disclosed to Parent in writing, or as required by this Agreement), or to enter into any new Plan. Each Plan can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, without liability to Parent or the Company (other than ordinary administration expenses and expenses for benefits accrued but not yet paid).

(b) Except as disclosed in Schedule 2.11 hereto, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director, employee or contractor of the Company under any Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

2.12 Labor Matters. The Company is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company and the Company does not know of any activities or proceedings of any labor union to organize any such employees.

2.13 Restrictions on Business Activities. Except as disclosed in Schedule 2.13 hereto, to the Company’s knowledge, there is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or its assets or to which the Company is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company, any acquisition of property by the Company or the conduct of business by the Company as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company.

2.14 Title to Property; Sufficiency of Properties.

(a) The Company does not own and has never previously owned any real property and has no options or other contracts under which the Company has a right to acquire any interest in real property.

(b) All leases of real property held by the Company, and all personal property and other property and assets of the Company owned, used or held for use in connection with the business of the Company (the “Personal Property”) are shown or reflected on the balance sheet included in the Audited Financial Statements, other than those entered into or acquired after December 31, 2005 in the ordinary course of business. The Company has good and marketable title to the Personal Property owned by it, and all such Personal Property is in each case held free and clear of all Liens, except for Liens disclosed in the Audited Financial Statements or in Schedule 2.14 hereto, none of which liens or encumbrances has or will have, individually or in the aggregate, a Material Adverse Effect on such property or on the present or contemplated use of such property in the businesses of the Company.

(c) All leases pursuant to which the Company leases from others material real or Personal Property are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default of the Company or, to the Company’s knowledge, any other party (or any event which with notice or lapse of time, or both, would constitute a material default), except where the lack of such validity and effectiveness or the existence of such default or event of default could not reasonably be expected to have a Material Adverse Effect on the Company.

(d) The Company is in possession of, or has valid and effective rights to, all properties, assets and rights (including Intellectual Property) required, in all material respects, for the effective conduct of its business, as it is currently operated, in the ordinary course.

2.15 Taxes.

(a) Definition of Taxes. For the purposes of this Agreement, “Tax” or “Taxes” refers to any and all federal, state, local and foreign taxes, including, without limitation, gross receipts, income, profits, sales, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, assessments, governmental charges and duties together with all interest, penalties and additions imposed with respect to any such amounts and any obligations under any agreements or arrangements with any other Person with respect to any such amounts and including any liability of a predecessor entity for any such amounts.

(b) Tax Returns and Audits. Except as set forth in Schedule 2.15 hereto:

(i) The Company has timely filed all federal, state, local and foreign returns, estimates, information statements and reports relating to Taxes (“Returns”) required to be filed by the Company with any Tax authority prior to the date hereof, except such Returns which are not material to the Company. All such Returns are true, correct and complete in all material respects. The Company has paid all Taxes shown to be due and payable on such Returns.

(ii) All Taxes that the Company is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable.

(iii) The Company has not been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against the Company, nor has the Company executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

(iv) To the knowledge of the Company, no audit or other examination of any Return of the Company by any Tax authority is presently in progress, nor has the Company been notified of any request for such an audit or other examination.

(v) No adjustment relating to any Returns filed by the Company has been proposed in writing, formally or informally, by any Tax authority to the Company or any representative thereof.

(vi) The Company has no liability for any material unpaid Taxes which have not been accrued for or reserved on the Company’s balance sheets included in the Audited Financial Statements or the Unaudited Financial Statements, whether asserted or unasserted, contingent or otherwise, which is material to the Company, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of the Company in the ordinary course of business, none of which is material to the business, results of operations or financial condition of the Company.

(vii) The Company has not taken any action and does not know of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

2.16 Environmental Matters.

(a) Except as disclosed in Schedule 2.16 hereto and except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect: (i) the Company has, to the knowledge of the Company, complied with all applicable Environmental Laws (as defined below); (ii) the properties currently operated by the Company (including soils, groundwater, surface water, air, buildings or other structures) are not contaminated with any Hazardous Substances (as defined below); (iii) the properties formerly operated by the Company were not contaminated with Hazardous Substances during the period of ownership or operation by the Company or, to the Company’s knowledge, during any prior period; (iv) the Company is not subject to liability for any Hazardous Substance disposal or contamination on any third party or public property (whether above, on or below ground or in the atmosphere or water); (v) the Company has not been associated with any release or threat of release of any Hazardous Substance; (vi) the Company has not received any notice, demand, letter, claim or request for information alleging that the Company may be in violation of or liable under any Environmental Law; and (vii) the Company is not subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

(b) As used in this Agreement, the term “Environmental Law” means any federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the environment, health and safety, or natural resources; (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (C) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property.

(c) As used in this Agreement, the term “Hazardous Substance” means any substance that is: (i) listed, classified or regulated pursuant to any Environmental Law; (ii) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (iii) any other substance which is the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law.

2.17 Brokers; Third Party Expenses. Except as set forth in Schedule 2.17 hereto, the Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage, finders’ fees, agent’s commissions or any similar charges in connection with this Agreement or any transactions contemplated hereby. The Company shall pay all such fees, commissions and charges due with respect to the arrangements disclosed in Schedule 2.17 hereto. Except pursuant to Section 1.5, and as disclosed in Schedule 2.17 hereto, no shares of common stock, options, warrants or other securities of either the Company or Parent are payable to any third party by the Company as a result of this Merger.

2.18 Intellectual Property. Schedule 2.18 hereto lists all material Intellectual Property (as defined below) of the Company. For the purposes of this Agreement, the following terms have the following definitions:

“Intellectual Property” shall mean any or all of the following and all worldwide common law and statutory rights in, arising out of, or associated therewith: (i) patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof (“Patents”); (ii) inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know-how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) software and software programs; (v) domain names, uniform resource locators and other names and locators associated with the Internet (vi) industrial designs and any registrations and applications therefor; (vii) trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor (collectively, “Trademarks”); (viii) all databases and data collections and all rights therein; (ix) all moral and economic rights of authors and inventors, however denominated; and (x) any similar or equivalent rights to any of the foregoing (as applicable).

“Company Intellectual Property” shall mean any Intellectual Property that is owned by, or exclusively licensed to, the Company, including software and software programs developed by or exclusively licensed to the Company (specifically excluding any off the shelf or shrink-wrap software).

“Registered Intellectual Property” means all Patents, registered copyrights, copyright registration applications, registered Service Marks and Service Mark applications, and registered trademarks and trademark applications.

“Company Registered Intellectual Property” means all of the Registered Intellectual Property owned by, or filed in the name of, the Company.

“Company Products” means all current versions of products or service offerings sold by the Company.

(a) Except as disclosed in Schedule 2.18 hereto, no Company Intellectual Property or Company Product is subject to any material proceeding or outstanding decree, order, judgment, contract, license or stipulation restricting in any material manner the use, transfer or licensing thereof by the Company, or which may affect the validity, use or enforceability of such Company Intellectual Property or Company Product, which in any such case could reasonably be expected to have a Material Adverse Effect on the Company.

(b) Except as disclosed in Schedule 2.18 hereto, the Company owns and has exclusive good and marketable title to each material item of Company Intellectual Property owned by it free and clear of any Liens (excluding non-exclusive licenses and related restrictions granted by it in the ordinary course of business and Liens that are not material arising from Company Contracts); and the Company is the exclusive owner of all material registered trademarks and service marks used by it in connection with the operation or conduct of the business of the Company as currently conducted including the sale of any Company Products or the provision of any services by the Company.

(c) The operation of the business of the Company as such business currently is conducted, including the Company’s use of any product, device or process, has not and does not infringe or misappropriate the Intellectual Property of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction, except as would not, individually and in the aggregate, have a Material Adverse Effect on the Company.

2.19 Agreements, Contracts and Commitments.

(a) Schedule 2.19(a) hereto sets forth a complete and accurate list of all Material Company Contracts (as hereinafter defined), specifying the parties thereto. For purposes of this Agreement, (I) the term “Company Contracts” shall mean all contracts, agreements, leases, mortgages, indentures, notes, bonds, licenses, permits, franchises, purchase orders, sales orders, and other understandings, commitments and obligations (including without limitation outstanding offers and proposals, which, if accepted, would constitute Material Company Contracts) of any kind, whether written or oral, to which the Company is a party or by or to which any of the properties or assets of the Company may be bound, subject or affected (including without limitation notes or other instruments payable to the Company) and (II) the term “Material Company Contracts” shall mean (x) each Company Contract (A) providing for payments (present or future) to the Company in excess of $100,000 in the aggregate or (B) under which or in respect of which the Company presently has any liability or obligation of any nature whatsoever (absolute, contingent or otherwise) in excess of $100,000, (y) each Company Contract that otherwise is or may be material to the businesses, operations, assets, condition (financial or otherwise) or prospects of the Company, and (z) without limitation of subclause (x) or subclause (y), each of the following Company Contracts:

(i) any mortgage, indenture, note, installment obligation or other instrument, agreement or arrangement for or relating to any borrowing of money by or from the Company by or to any officer, director, stockholder or holder of derivative securities (“Insider”) of the Company;

(ii) any guaranty, direct or indirect, by the Company, a Subsidiary or any Insider of the Company of any obligation for borrowings, or otherwise, excluding endorsements made for collection in the ordinary course of business;

(iii) any Company Contract of employment or management contract;

(iv) any Company Contract (A) made other than in the ordinary course of business, (B) providing for the grant of any preferential rights to purchase or lease any asset of the Company, or (C) providing for any right (exclusive or non-exclusive) to sell or distribute, or otherwise relating to the sale or distribution of, any product or service of the Company;

(v) any obligation to register any shares of the capital stock or other securities of the Company with any Governmental Entity;

(vi) any obligation to make payments, contingent or otherwise, arising out of the prior acquisition of the business, assets or stock of other Persons;

(vii) any collective bargaining agreement with any labor union;

(viii) any lease or similar arrangement for the use by the Company of real property or personal property (other than any lease of vehicles, office equipment or operating equipment made in the ordinary course of business where the annual lease payments are less than $25,000); and

(ix) any Company Contract to which any Insider of the Company is a party.

(b) Each Company Contract was entered into at arms’ length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto. True, correct and complete copies of all Material Company Contracts and offers and proposals, which, if accepted, would constitute Material Company Contracts (or written summaries in the case of oral Material Company Contracts or oral offers and proposals, which, if accepted, would constitute Material Company Contracts) have been heretofore delivered to Parent or Parent’s counsel.

(c) Except as set forth in Schedule 2.19(c), neither the Company nor, to the best of the Company’s knowledge, any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Company Contract, and no party to any Company Contract has given any written notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on the Company. Each Material Company Contract to which the Company is a party or by which it is bound that has not expired by its terms is in full force and effect.

2.20 Insurance. Schedule 2.20 sets forth the Company’s insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors (collectively, the “Insurance Policies”) of the Company. The Insurance Policies are adequate in amount and scope for the Company’s business and operations, consistent with normal industry practices, including any insurance required to be maintained by Company Contracts.

2.21 Governmental Actions/Filings.

(a) Except as set forth in Schedule 2.21(a), the Company has been granted and holds, and has made, all Governmental Actions/Filings (as defined below) (including, without limitation, the Governmental Actions/Filings required for (i) emission or discharge of effluents and pollutants into the air and the water and (ii) the manufacture and sale of all products manufactured and sold by it) necessary to the conduct by the Company of its business (as presently conducted and as presently proposed to be conducted) or used or held for use by the Company, and true, complete and correct copies of which have heretofore been delivered to Parent. Each such Governmental Action/Filing is in full force and effect and, except as disclosed in Schedule 2.21(a) hereto, will not expire prior to December 31, 2007 (except to the extent such expiration would not reasonably be expected to have a Material Adverse Effect), and the Company is in substantial compliance with all of its obligations with respect thereto. No event has occurred and is continuing which requires or permits, or after notice or lapse of time or both would require or permit, and consummation of the transactions contemplated by this Agreement or any ancillary documents will not require or permit (with or without notice or lapse of time, or both), any modification or termination of any such Governmental Actions/Filings except such events which, either individually or in the aggregate, would not have a Material Adverse Effect upon the Company.

(b) Except as set forth in Schedule 2.21(b), no Governmental Action/Filing is necessary to be obtained, secured or made by the Company to enable it to continue to conduct its businesses and operations and use its properties after the Closing in a manner which is consistent with current practice.

(c) For purposes of this Agreement, the term “Governmental Action/Filing” shall mean any franchise, license, certificate of compliance, authorization, consent, order, permit, approval, consent or other action of, or any filing, registration or qualification with, any federal, state, municipal, foreign or other governmental, administrative or judicial body, agency or authority.

2.22 Interested Party Transactions. Except as set forth in the Schedule 2.22 hereto, or expressly stated in the Audited Financial Statements, no employee, officer, director or stockholder of the Company or a member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of such Persons, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other employee benefits made generally available to all employees. Except as set forth in Schedule 2.22, to the Company’s knowledge, none of such individuals has any direct or indirect ownership interest in any Person (as defined in Section 10.2(c)) with whom the Company is affiliated or with whom the Company has a contractual relationship, or in any Person that competes with the Company, except that each employee, stockholder, officer or director of the Company and members of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with the Company. Except as set forth in Schedule 2.22, to the knowledge of the Company, no officer, director or Signing Stockholder or any member of their immediate families is, directly or indirectly, interested in any Material Company Contract with the Company (other than such contracts as relate to any such Person’s ownership of capital stock or other securities of the Company or such Person’s employment with the Company).

2.23 Board Approval. The board of directors of the Company has, as of the date of this Agreement, duly approved this Agreement and the transactions contemplated hereby, subject to the giving of the notice provided for in Section 1.16.

2.24 Signing Stockholder Approval. The shares of Company Common Stock owned by the Signing Stockholders constitute, in the aggregate, the requisite amount of shares necessary for the adoption of this Agreement and the approval of the Merger by the stockholders of the Company in accordance with the DGCL.

2.25 Representations and Warranties Complete. The representations and warranties of the Company included in this Agreement and any list, statement, document or information set forth in, or attached to, any Schedule provided pursuant to this Agreement or delivered hereunder (excluding any and all drafts of such documentation), are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made.

2.26 Survival of Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall survive the Closing and shall terminate and be of no further force or effect upon the end of the Indemnity Escrow Period.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT

Except as set forth in Schedule 3 attached hereto (the “Parent Schedule”), Parent represents and warrants to, and covenants with, the Company, as follows:

3.1 Organization and Qualification.

(a) Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by Parent to be conducted. Parent is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being or currently planned by Parent to be conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent. Complete and correct copies of the Charter Documents of Parent, as amended and currently in effect, have been heretofore delivered to the Company. Parent is not in violation of any of the provisions of the Parent’s Charter Documents.

(b) Parent is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent.

3.2 Subsidiaries.

(a) Except for Merger Sub, which is a wholly-owned subsidiary of Parent, Parent has no Subsidiaries and does not own, directly or indirectly, any ownership, equity, profits or voting interest in any Person or has any agreement or commitment to purchase any such interest, and Parent has not agreed and is not obligated to make nor is bound by any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity.

(b) Merger Sub is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by Parent to be conducted. Merger Sub is not in violation of any of the provisions of the Merger Sub’s Charter Documents.

(c) Merger Sub has no assets or properties of any kind, does not now conduct and has never conducted any business, and has and will have at the Closing no obligations or liabilities of any nature whatsoever except such obligations and liabilities as are imposed under this Agreement.

3.3 Capitalization.

(a) As of the date of this Agreement, the authorized capital stock of Parent consists of 30,000,000 shares of common stock, par value $0.0001 per share (“Parent Common Stock”) and 1,000,000 shares of preferred stock, par value $0.0001 per share (“Parent Preferred Stock”), of which 6,720,000 shares of Parent Common Stock and no shares of Parent Preferred Stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable.

(b) Except as set forth in Schedule 3.3(b), (i) no shares of Parent Common Stock or Parent Preferred Stock are reserved for issuance upon the exercise of outstanding options to purchase Parent Common Stock or Parent

Preferred Stock granted to employees of Parent or other parties (“Parent Stock Options”) and there are no outstanding Parent Stock Options; (ii) no shares of Parent Common Stock or Parent Preferred Stock are reserved for issuance upon the exercise of outstanding warrants to purchase Parent Common Stock or Parent Preferred Stock (“Parent Warrants”) and there are no outstanding Parent Warrants; and (iii) no shares of Parent Common Stock or Parent Preferred Stock are reserved for issuance upon the conversion of the Parent Preferred Stock or any outstanding convertible notes, debentures or securities (“Parent Convertible Securities”). All shares of Parent Common Stock and Parent Preferred Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. All outstanding shares of Parent Common Stock and all outstanding Parent Warrants have been issued and granted in compliance with (x) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (y) all requirements set forth in any applicable Parent Contracts (as defined in Section 3.19). Parent has heretofore delivered to the Company true, complete and accurate copies of the Parent Warrants, including any and all documents and agreements relating thereto.

(c) The shares of Parent Common Stock to be issued by Parent in connection with the Merger, upon issuance in accordance with the terms of this Agreement, will be duly authorized and validly issued and such shares of Parent Common Stock will be fully paid and nonassessable.

(d) Except as set forth in Schedule 3.3(d) or as contemplated by this Agreement or the Parent SEC Reports (as defined in Section 3.7), there are no registrations rights, and there is no voting trust, proxy, rights plan, antitakeover plan or other agreements or understandings to which the Parent is a party or by which the Parent is bound with respect to any equity security of any class of the Parent.

(e) Except as provided for in this Agreement or as set forth in Schedule 3.3(e), as a result of the consummation of the transactions contemplated hereby, no shares of capital stock, warrants, options or other securities of the Parent are issuable and no rights in connection with any shares, warrants, options or other securities of the Parent accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility or otherwise).

3.4 Authority Relative to this Agreement. Each of Parent and Merger Sub has full corporate power and authority to: (i) execute, deliver and perform this Agreement, and each ancillary document that Parent or Merger Sub has executed or delivered or is to execute or deliver pursuant to this Agreement, and (ii) carry out Parent’s and Merger Sub’s obligations hereunder and thereunder and, to consummate the transactions contemplated hereby (including the Merger). The execution and delivery of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby (including the Merger) have been duly and validly authorized by all necessary corporate action on the part of Parent and Merger Sub (including the approval by their respective Boards of Directors), and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, other than the Parent Stockholder Approval (as defined in Section 5.1(a)). This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.5 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub shall not: (i) conflict with or violate Parent’s or Merger Sub’s Charter Documents, (ii) conflict with or violate any Legal Requirements, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair Parent’s or Merger Sub’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of Parent pursuant to, any Parent Contracts, except, with respect to clauses (ii) or (iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on Parent.

(b) The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance of their respective obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act, Blue Sky Laws, and the rules and regulations thereunder, and appropriate documents with the relevant authorities of other jurisdictions in which Parent or Merger Sub is qualified to do business, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent, or prevent consummation of the Merger or otherwise prevent the parties hereto from performing their obligations under this Agreement.

3.6 Compliance. Parent has complied with, is not in violation of, any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Parent. The business and activities of Parent have not been and are not being conducted in violation of any Legal Requirements. Parent is not in default or violation of any term, condition or provision of its Charter Documents. No written notice of non-compliance with any Legal Requirements has been received by Parent.

3.7 SEC Filings; Financial Statements.

(a) Parent has made available to the Company and the Signing Stockholders a correct and complete copy of each report, registration statement and definitive proxy statement filed by Parent with the SEC (the “Parent SEC Reports”), which are all the forms, reports and documents required to be filed by Parent with the SEC prior to the date of this Agreement. As of their respective dates the Parent SEC Reports: (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent set forth in the preceding sentence, Parent makes no representation or warranty whatsoever concerning any Parent SEC Report as of any time other than the date or period with respect to which it was filed.

(b) Except as set forth in Schedule 3.7(b), each set of financial statements (including, in each case, any related notes thereto) contained in Parent SEC Reports, including each Parent SEC Report filed after the date hereof until the Closing, complied or will comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-QSB of the Exchange Act) and each fairly presents or will fairly present in all material respects the financial position of Parent at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were, are or will be subject to normal adjustments which were not or are not expected to have a Material Adverse Effect on Parent taken as a whole.

3.8 No Undisclosed Liabilities. Parent has no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the financial statements included in Parent SEC Reports which are, individually or in the aggregate, material to the business, results of operations or financial condition of Parent, except (i) liabilities provided for in or otherwise disclosed in Parent SEC Reports filed prior to the date hereof, and (ii) liabilities incurred since March 31, 2006 in the ordinary course of business, none of which would have a Material Adverse Effect on Parent.

3.9 Absence of Certain Changes or Events. Except as set forth in Parent SEC Reports filed prior to the date of this Agreement, and except as contemplated by this Agreement, since March 31, 2006, there has not been: (i) any Material Adverse Effect on Parent, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Parent’s capital stock, or any purchase, redemption or other acquisition by Parent of any of Parent’s capital stock or any other securities of Parent or any options, warrants, calls or rights to acquire any such shares or other securities, (iii) any split, combination or reclassification of any of Parent’s capital stock, (iv) any granting by Parent of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by Parent of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by Parent of any increase in severance or termination pay or any entry by Parent into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving Parent of the nature contemplated hereby, (v) entry by Parent into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed by Parent with respect to any Governmental Entity, (vi) any material change by Parent in its accounting methods, principles or practices, except as required by concurrent changes in U.S. GAAP, (vii) any change in the auditors of Parent, (vii) any issuance of capital stock of Parent, or (viii) any revaluation by Parent of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of Parent other than in the ordinary course of business.

3.10 Litigation. There are no claims, suits, actions or proceedings pending or to Parent’s knowledge, threatened against Parent, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, actions or proceedings, to have a Material Adverse Effect on Parent or have a Material Adverse Effect on the ability of the parties hereto to consummate the Merger.

3.11 Employee Benefit Plans. Except as may be contemplated by the Parent Plan (as defined in Section 5.1(a)), Parent does not maintain, and has no liability under, any Plan, and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or employee of Parent, or (ii) result in the acceleration of the time of payment or vesting of any such benefits.

3.12 Labor Matters. Parent is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Parent and Parent does not know of any activities or proceedings of any labor union to organize any such employees.

3.13 Restrictions on Business Activities. Since its organization, Parent has not conducted any business activities other than activities directed toward the accomplishment of a business combination. Except as set forth in the Parent Charter Documents, there is no agreement, commitment, judgment, injunction, order or decree binding upon Parent, or to which Parent is a party, which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Parent, any acquisition of property by Parent or the conduct of business by Parent as currently conducted other than such effects, individually or in the aggregate, which have not had and could not reasonably be expected to have, a Material Adverse Effect on Parent.

3.14 Title to Property. Parent does not own or lease any real property or personal property. Except as set forth in Schedule 3.14, there are no options or other contracts under which Parent has a right or obligation to acquire or lease any interest in real property or personal property.

3.15 Taxes. Except as set forth in Schedule 3.15 hereto:

(a) Parent has timely filed all Returns required to be filed by Parent with any Tax authority prior to the date hereof, except such Returns which are not material to Parent. All such Returns are true, correct and complete in all material respects. Parent has paid all Taxes shown to be due on such Returns.

(b) All Taxes that Parent is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable.

(c) Parent has not been delinquent in the payment of any material Tax that has not been accrued for in Parent’s books and records of account for the period for which such Tax relates nor is there any material Tax deficiency outstanding, proposed or assessed against Parent, nor has Parent executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

(d) No audit or other examination of any Return of Parent by any Tax authority is presently in progress, nor has Parent been notified of any request for such an audit or other examination.

(e) No adjustment relating to any Returns filed by Parent has been proposed in writing, formally or informally, by any Tax authority to Parent or any representative thereof.

(f) Parent has no liability for any material unpaid Taxes which have not been accrued for or reserved on Parent’s balance sheets included in the audited financial statements for the most recent fiscal year ended, whether asserted or unasserted, contingent or otherwise, which is material to Parent, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of Parent in the ordinary course of business, none of which is material to the business, results of operations or financial condition of Parent.

(g) Parent has not taken any action and does not know of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

3.16 Environmental Matters. Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect: (i) Parent has complied with all applicable Environmental Laws; (ii) Parent is not subject to liability for any Hazardous Substance disposal or contamination on any third party property; (iii) Parent has not been associated with any release or threat of release of any Hazardous Substance; (iv) Parent has not received any notice, demand, letter, claim or request for information alleging that Parent may be in violation of or liable under any Environmental Law; and (v) Parent is not subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

3.17 Brokers. Except as set forth in Schedule 3.17, Parent has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agent’s commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

3.18 Intellectual Property. Parent does not own, license or otherwise have any right, title or interest in any Intellectual Property or Registered Intellectual Property except non-exclusive rights to the name “Terra Nova.”

3.19 Agreements, Contracts and Commitments.

(a) Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement, there are no contracts, agreements, leases, mortgages, indentures, notes, bonds, liens, license, permit, franchise, purchase orders, sales orders or other understandings, commitments or obligations (including without limitation outstanding offers or proposals) of any kind, whether written or oral, to which Parent is a party or by or to which any of the properties or assets of Parent may be bound, subject or affected, which either (a) creates or imposes a liability greater than $25,000, or (b) may not be cancelled by Parent on less than 30 days’ or less prior notice (“Parent Contracts”). All Parent Contracts are listed in Schedule 3.19 other than those that are exhibits to the Parent SEC Reports.

(b) Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement, each Parent Contract was entered into at arms’ length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto. True, correct and complete copies of all Parent Contracts (or written summaries in the case of oral Parent Contracts) and of all outstanding offers or proposals of Parent have been heretofore delivered to the Company.

(c) Neither Parent nor, to the knowledge of Parent, any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Parent Contract, and no party to any Parent Contract has given any written notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on Parent. Each agreement, contract or commitment to which Parent is a party or by which it is bound that has not expired by its terms is in full force and effect, except where such failure to be in full force and effect is not reasonably likely to have a Material Adverse Effect on Parent.

3.20 Insurance. Except for directors’ and officers’ liability insurance, Parent does not maintain any Insurance Policies.

3.21 Interested Party Transactions. Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement: (a) no employee, officer, director or stockholder of Parent or a member of his or her immediate family is indebted to Parent nor is Parent indebted (or committed to make loans or extend or guarantee credit) to any of them, other than reimbursement for reasonable expenses incurred on behalf of Parent; (b) to Parent’s knowledge, none of such individuals has any direct or indirect ownership interest in any Person with whom Parent is affiliated or with whom Parent has a material contractual relationship, or any Person that competes with Parent, except that each employee, stockholder, officer or director of Parent and members of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with Parent; and (c) to Parent’s knowledge, no officer, director or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with Parent (other than such contracts as relate to any such individual ownership of capital stock or other securities of Parent).

3.22 Indebtedness. Parent has no indebtedness for borrowed money.

3.23 Over-the-Counter Bulletin Board Quotation. Parent Common Stock is quoted on the Over-the-Counter Bulletin Board (“OTC BB”). There is no action or proceeding pending or, to Parent’s knowledge, threatened against Parent by Nasdaq or NASD, Inc. (“NASD”) with respect to any intention by such entities to prohibit or terminate the quotation of any such securities on the OTC BB.

3.24 Board Approval. The Board of Directors of Parent (including any required committee or subgroup of the Board of Directors of Parent) has, as of the date of this Agreement, unanimously (i) declared the advisability of the Merger and approved this Agreement and the transactions contemplated hereby, (ii) determined that the Merger is in the best interests of the stockholders of Parent, and (iii) determined that the fair market value of the Company is equal to at least 80% of Parent’s net assets.

3.25 Trust Fund.

(a) As of the date hereof and at the Closing Date, Parent has and will have no less than $29,600,000 invested in a trust account administered by Continental (the “Trust Fund”), less such amounts, if any, as Parent is required to pay to stockholders who elect to have their shares converted to cash in accordance with the provisions of Parent’s Charter Documents.

(b) There are no pending or, to Parent’s knowledge, threatened claims against the Company involving the funds held in Trust Fund or directly against the Trust Fund, and there is, to Parent’s knowledge, no reasonable basis for a claim against the Trust Fund or the funds therein.

3.26 Governmental Filings. Except as set forth in Schedule 3.26, Parent has been granted and holds, and has made, all Governmental Actions/Filings necessary to the conduct by Parent of its business (as presently conducted) or used or held for use by Parent, and true, complete and correct copies of which have heretofore been delivered to the Company. Each such Governmental Action/Filing is in full force and effect and, except as disclosed in Schedule 3.26, will not expire prior to December 31, 2007, and Parent is in compliance with all of its obligations with respect thereto. No event has occurred and is continuing which requires or permits, or after notice or lapse of time or both would require or permit, and consummation of the transactions contemplated by this Agreement or any ancillary documents will not require or permit (with or without notice or lapse of time, or both), any modification or termination of any such Governmental Actions/Filings except such events which, either individually or in the aggregate, would not have a Material Adverse Effect upon Parent.

3.27 Representations and Warranties Complete. The representations and warranties of Parent included in this Agreement and any list, statement, document or information set forth in, or attached to, any Schedule provided pursuant to this Agreement or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made.

3.28 Survival of Representations and Warranties. The representations and warranties of Parent set forth in this Agreement shall survive until the Closing.

ARTICLE IV

CONDUCT PRIOR TO THE EFFECTIVE TIME

4.1 Conduct of Business by the Company and Parent. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, each of the Company, Parent and Merger Sub shall, except to the extent that the other party shall otherwise consent in writing, carry on its business in the usual, regular and ordinary course consistent with past practices, in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations (except where noncompliance would not have a Material Adverse Effect), pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve substantially intact its present business organization, (ii) keep available the services of its present officers and employees, (iii) maintain the historical level of each component of working capital and (iv) preserve its relationships with customers, suppliers, distributors, licensors, licensees, employees, associates and others with which it has significant business dealings. In addition, except as required or permitted by the terms of this Agreement or set forth in Schedule 4.1 hereto, without the prior written consent of the other party, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, each of the Company, Parent and Merger Sub shall not do any of the following:

(a) Waive any stock repurchase rights, accelerate, amend or (except as specifically provided for herein) change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

(b) Grant any severance or termination pay to any officer or employee except pursuant to applicable law, written agreements outstanding, or policies existing on the date hereof and as previously or concurrently disclosed in writing or made available to the other party, or adopt any new severance plan, or amend or modify or alter in any manner any severance plan, agreement or arrangement existing on the date hereof;

(c) Transfer or license to any person or otherwise extend, amend or modify any material rights to any Intellectual Property of the Company or Parent, as applicable, or enter into grants to transfer or license to any person future patent rights, other than in the ordinary course of business consistent with past practices provided that in no event shall the Company or Parent license on an exclusive basis or sell any Intellectual Property of the Company, or Parent as applicable;

(d) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

(e) Purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of the Company and Parent, as applicable, including repurchases of unvested shares at cost in connection with the termination of the relationship with any employee or consultant pursuant to agreements in effect on the date hereof;

(f) Issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible or exchangeable securities;

(g) Amend its Charter Documents;

(h) Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of Parent or the Company as applicable, or enter into any joint ventures, strategic partnerships or alliances or other arrangements that provide for exclusivity of territory or otherwise restrict such party’s ability to compete or to offer or sell any products or services;

(i) Sell, lease, license, encumber or otherwise dispose of any properties or assets, except (A) sales of inventory in the ordinary course of business consistent with past practice, and (B) the sale, lease or disposition (other than through licensing) of property or assets that are not material, individually or in the aggregate, to the business of such party;

(j) Except with respect to advances under the Company’s current credit facilities, incur any indebtedness for borrowed money in excess of $100,000 in the aggregate or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Parent or the Company, as applicable, enter into any “keep well” or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

(k) Adopt or amend any employee benefit plan, policy or arrangement, any employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable “at will”), pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants, except in the ordinary course of business consistent with past practices;

(l) Pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of this Agreement) other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practices or in accordance with their terms, or liabilities recognized or disclosed in the Unaudited Financial Statements or in the most recent financial statements included in the Parent SEC Reports filed prior to the date of this Agreement, as applicable, or incurred since the date of such financial statements, or waive the benefits of, agree to modify in any manner, terminate, release any person from or knowingly fail to enforce any confidentiality or similar agreement to which the Company is a party or of which the Company is a beneficiary or to which Parent is a party or of which Parent is a beneficiary, as applicable;

(m) Except in the ordinary course of business consistent with past practices, modify, amend or terminate any Company Contract or Parent Contract, as applicable, or waive, delay the exercise of, release or assign any material rights or claims thereunder;

(n) Except as required by U.S. GAAP, revalue any of its assets or make any change in accounting methods, principles or practices;

(o) Except in the ordinary course of business consistent with past practices, incur or enter into any agreement, contract or commitment requiring such party to pay in excess of $100,000 in any 12 month period;

(p) Engage in any action that could reasonably be expected to cause the Merger to fail to qualify as a “reorganization” under Section 368(a) of the Code;

(q) Settle any litigation to which an Insider is a party or where the consideration given by the Company is other than monetary;

(r) Make or rescind any Tax elections that, individually or in the aggregate, could be reasonably likely to adversely affect in any material respect the Tax liability or Tax attributes of such party, settle or compromise any material income tax liability or, except as required by applicable law, materially change any method of accounting for Tax purposes or prepare or file any Return in a manner inconsistent with past practice;

(s) Form, establish or acquire any subsidiary except as contemplated by this Agreement;

(t) Permit any Person to exercise any of its discretionary rights under any Plan to provide for the automatic acceleration of any outstanding options, the termination of any outstanding repurchase rights or the termination of any cancellation rights issued pursuant to such plans;

(u) Make capital expenditures except in accordance with prudent business and operational practices consistent with prior practice;

(v) Make or omit to take any action which would be reasonably anticipated to have a Material Adverse Effect;

(w) Enter into any transaction with or distribute or advance any assets or property to any of its officers, directors, partners, stockholders or other affiliates other than the payment of salary and benefits in the ordinary course of business consistent with past practice; or

(x) Agree in writing or otherwise agree, commit or resolve to take any of the actions described in Section 4.1 (a) through (w) above.

ARTICLE V

ADDITIONAL AGREEMENTS

5.1 Proxy Statement; Special Meeting.

(a) As soon as is reasonably practicable after receipt by Parent from the Company of all financial and other information relating to the Company as Parent may reasonably request for its preparation, Parent shall prepare and file with the SEC proxy materials for the purpose of soliciting proxies from holders of Parent Common Stock to vote in favor of (i) the adoption of this Agreement and the approval of the Merger (“Parent Stockholder Approval”), (ii) the change of the name of Parent to a name selected mutually by Parent and the Company (the “Name Change Amendment”), (iii) an increase in the number of authorized shares of Parent Common Stock to 60,000,000 (the “Capitalization Amendment”), (iv) an amendment to remove the preamble and sections A through D, inclusive of Article Sixth from Parent’s Certificate of Incorporation from and after the Closing and to redesignate section E of Article Sixth as Article Sixth, and (v) the adoption of an Equity Incentive Plan (the “Parent Plan”) at a meeting of holders of Parent Common Stock to be called and held for such purpose (the “Special Meeting”). The Parent Plan shall provide that an aggregate of 2,750,000 shares of Parent Common Stock shall be authorized and reserved for issuance pursuant to the Parent Plan and shall also provide that, at any time, the cumulative number of shares of Parent Common Stock subject to awards granted and outstanding thereunder shall not exceed 10% of the number of shares of Parent Common Stock then outstanding. Such proxy materials shall be in the form of a proxy statement to be used for the purpose of soliciting proxies from holders of Parent Common Stock for the matters to be acted upon at the Special Meeting (the “Proxy Statement”). The Company shall furnish to Parent all information concerning the Company as Parent may reasonably request in connection with the preparation of the Proxy Statement. The Company and its counsel shall be given an opportunity to review and comment on the Proxy Statement prior to its filing with the SEC. Parent, with the assistance of the Company, shall promptly respond to any SEC comments on the Proxy Statement and shall otherwise use reasonable best efforts to cause the Proxy Statement to be approved for distribution by the SEC as promptly as practicable. Parent shall also take any and all such actions required to satisfy the requirements of the Securities Act and the Exchange Act. Prior to the Closing Date, Parent shall use its reasonable best efforts to cause the shares of Parent Common Stock to be issued pursuant to the Merger to be registered or qualified under all applicable Blue Sky Laws of each of the states and territories of the United States in which it is believed, based on information furnished by the Company, holders of the Company Common Stock reside and to take any other such actions that may be necessary to enable the Parent Common Stock to be issued pursuant to the Merger in each such jurisdiction.

(b) As soon as practicable following the approval for distribution of the Proxy Statement by the SEC, Parent shall distribute the Proxy Statement to the holders of Parent Common Stock and, pursuant thereto, shall call the Special Meeting in accordance with the DGCL and, subject to the other provisions of this Agreement, solicit proxies from such holders to vote in favor of the adoption of this Agreement and the approval of the Merger and the other matters presented for approval or adoption at the Special Meeting, including, without limitation, the matters described in Section 5.1(a).

(c) Parent shall comply with all applicable provisions of and rules under the Exchange Act and all applicable provisions of the DGCL in the preparation, filing and distribution of the Proxy Statement, the solicitation of proxies thereunder, and the calling and holding of the Special Meeting. Without limiting the foregoing, Parent shall ensure that the Proxy Statement does not, as of the date on which it is first distributed to the holders of Parent Common Stock, and as of the date of the Special Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided that Parent shall not be responsible for the accuracy or completeness of any information relating to the Company or any other information furnished by the Company for inclusion in the Proxy Statement). The Company represents and warrants that the information relating to the Company supplied by the Company for inclusion in the Proxy Statement will not as of the date on which the Proxy Statement (or any amendment or supplement thereto) is first distributed to the holders of Parent Common Stock or at the time of the Special Meeting contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading.

(d) Parent, acting through its board of directors, shall include in the Proxy Statement the recommendation of its board of directors that the holders of Parent Common Stock vote in favor of the adoption of this Agreement and the approval of the Merger, and shall otherwise use reasonable best efforts to obtain the Parent Stockholder Approval.

5.2 Directors and Officers of Parent and the Company After Merger. Parent and the Company shall take all necessary action so that the persons listed in Schedule 5.2 are elected to the positions of officers and directors of Parent and the Company, as set forth therein, to serve in such positions effective immediately after the Closing. The Signing Stockholders, officers and directors of the Company and those stockholders of Parent stated to be parties thereto shall enter into a Voting Agreement in the form of Exhibit D hereto at or prior to the Closing.

5.3 Reserved.

5.4 Other Actions.

(a) At least five (5) days prior to Closing, Parent shall prepare a draft Form 8-K announcing the Closing, together with, or incorporating by reference, the financial statements prepared by the Company and its accountant, and such other information that may be required to be disclosed with respect to the Merger in any report or form to be filed with the SEC (“Merger Form 8-K”), which shall be in a form reasonably acceptable to the Company and in a format acceptable for EDGAR filing. Prior to Closing, Parent and the Company shall prepare the press release announcing the consummation of the Merger hereunder (“Press Release”). Concurrently with the Closing, Parent shall file the Merger Form 8-K with the SEC and distribute the Press Release.

(b) The Company and Parent shall further cooperate with each other and use their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable laws to consummate the Merger and the other transactions contemplated hereby as soon as practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as soon as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party (including the respective independent accountants of the Company and Parent) and/or any Governmental Entity in order to consummate the Merger or any of the other transactions contemplated hereby. This obligation shall include, on the part of Parent, sending a termination letter to Continental in substantially the form of Exhibit A attached to the Investment Management Trust Agreement by and between Parent and Continental dated as of April 18, 2005. Subject to applicable laws relating to the exchange of information and the preservation of any applicable attorney-client privilege, work-product doctrine, self-audit privilege or other similar privilege, each of the Company and Parent shall have the right to review and comment on in advance, and to the extent practicable each will consult the other on, all the information relating to such party, that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated hereby. In exercising the foregoing right, each of the Company and Parent shall act reasonably and as promptly as practicable.

5.5 Required Information. In connection with the preparation of the Merger Form 8-K and Press Release, and for such other reasonable purposes, the Company and Parent each shall, upon request by the other, furnish the other with all information concerning themselves, their respective directors, officers and stockholders (including the directors of Parent and the Company to be elected effective as of the Closing pursuant to Section 5.2 hereof) and such other matters as may be reasonably necessary or advisable in connection with the Merger, or any other statement, filing, notice or application made by or on behalf of the Company and Parent to any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated hereby. Each party warrants and represents to the other party that all such information shall be true and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

5.6 Confidentiality; Access to Information.

(a) Confidentiality. Any confidentiality agreement previously executed by the parties shall be superseded in its entirety by the provisions of this Agreement. Each party agrees to maintain in confidence any non-public information received from the other party, and to use such non-public information only for purposes of consummating the transactions contemplated by this Agreement. Such confidentiality obligations will not apply to (i) information which was known to the one party or their respective agents prior to receipt from the other party; (ii) information which is or becomes generally known; (iii) information acquired by a party or their respective agents from a third party who was not bound to an obligation of confidentiality; and (iv) disclosure required by law. In the event this Agreement is terminated as provided in Article VIII hereof, each party will destroy or return or cause to be returned to the other all documents and other material obtained from the other in connection with the Merger contemplated hereby.

(b) Access to Information.

(i) The Company will afford Parent and its financial advisors, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of the Company during the period prior to the Closing to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel of the Company, as Parent may reasonably request. No information or knowledge obtained by Parent in any investigation pursuant to this Section 5.6 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

(ii) Parent will afford the Company and its financial advisors, underwriters, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of Parent during the period prior to the Closing to obtain all information concerning the business, including the status of business or product development efforts, properties, results of operations and personnel of Parent, as the Company may reasonably request. No information or knowledge obtained by the Company in any investigation pursuant to this Section 5.6 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

5.7 Public Disclosure. From the date of this Agreement until Closing or termination, the parties shall cooperate in good faith to jointly prepare all press releases and public announcements pertaining to this Agreement and the transactions governed by it, and no party shall issue or otherwise make any public announcement or communication pertaining to this Agreement or the transaction without the prior consent of Parent (in the case of the Company and the Signing Stockholders) or the Company (in the case of Parent), except as required by any legal requirement or by the rules and regulations of, or pursuant to, any agreement of a stock exchange or trading system. Each party will not unreasonably withhold approval from the others with respect to any press release or public announcement. If any party determines with the advice of counsel that it is required to make this Agreement and the terms of the transaction public or otherwise issue a press release or make public disclosure with respect thereto, it shall, at a reasonable time before making any public disclosure, consult with the other party regarding such disclosure, seek such confidential treatment for such terms or portions of this Agreement or the transaction as may be reasonably requested by the other party and disclose only such information as is legally compelled to be disclosed. This provision will not apply to communications by any party to its counsel, accountants and other professional advisors. Notwithstanding the foregoing, the parties hereto agree that as promptly as practicable after the execution of this Agreement, Parent will prepare and file a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement with respect to which the Company may review and comment upon prior to filing and that any language included in such Current Report that reflects the Company’s comments, as well as any text as to which the Company has not commented upon being given a reasonable opportunity to comment, shall be deemed to have been approved by the Company and may henceforth be used by Parent in other filings made by it with the SEC and in other documents distributed by Parent in connection with the transactions contemplated by this Agreement without further review or consent of the Signing Stockholders or the Company.

5.8 Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including using commercially reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied, (ii) the obtaining of all necessary actions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all consents, approvals or waivers from third parties required as a result of the transactions contemplated in this Agreement, including without limitation the consents listed in Schedule 2.5 of the Company Disclosure Schedule, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (v) the execution or delivery of any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, Parent and its board of directors and the Company and its board of directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Merger, this Agreement or any of the transactions contemplated by this Agreement, use its commercially reasonable efforts to enable the Merger and the other transactions contemplated by this Agreement to be consummated as promptly as practicable on the terms contemplated by this Agreement. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to require Parent or the Company to agree to any divestiture by itself or any of its affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties and stock.

5.9 Treatment as a Reorganization. Neither Parent nor the Company nor the Signing Stockholders shall take any action prior to or following the Merger that could reasonably be expected to cause the Merger to fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

5.10 Lock-Up Agreement; Registration.

(a) Each Signing Stockholder holding in excess of a three percent (3%) beneficial interest in the Company and each officer, employee and director of the Company shall agree that he, she or it shall not, prior to April 18, 2008, sell, transfer or otherwise dispose of an interest in any of the shares of Parent Common Stock it receives as a result of the Merger (including shares, if any, issued as part of the Performance Payments) other than as permitted pursuant to the Lock-Up Agreement in the form of Exhibit E hereto executed by such Person concurrently with the execution of this Agreement.

(b) Promptly after the Closing, but in no event later than 45 days following the Closing, Parent shall use it best efforts to file with the SEC and have declared effective a registration statement to register for resale under the Securities Act the shares of Parent Common Stock to be issued at the Closing to each Effective Time Holder who is not a party to a Lock-Up Agreement.

5.11 Certain Claims. As additional consideration for the issuance of Parent Common Stock pursuant to this Agreement, each of the Signing Stockholders hereby releases and forever discharges, effective as of the Closing Date, the Company and its directors, officers, employees and agents, from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown arising out of or resulting from such Signing Stockholder’s (i) status as a holder of an equity interest in the Company; and (ii) employment, service, consulting or other similar agreement entered into with the Company prior to Closing to the extent that the basis for claims under any such agreement that survives the Closing arise prior to the Closing, provided, however, the foregoing shall not release any obligations of Parent or the Surviving Corporation set forth in this Agreement.

5.12 No Securities Transactions. Neither the Company nor any Signing Stockholder or any of their affiliates, directly or indirectly, shall engage in any transactions involving the securities of Parent prior to the time of the making of a public announcement of the transactions contemplated by this Agreement. The Company shall use its best efforts to require each of its officers, directors and employees, and shall use commercially reasonable efforts to require each of its agents, advisors, contractors, associates, clients, customers and representatives, to comply with the foregoing requirement.

5.13 No Claim Against Trust Fund. Notwithstanding anything else in this Agreement, the Company and the Signing Stockholders acknowledge that they have read Parent’s final prospectus dated April 18, 2005 and understand that Parent has established the Trust Fund for the benefit of Parent’s public stockholders and that TNAC may disburse monies from the Trust Fund only (i) to the public stockholders in the event they elect to convert their shares and/or the liquidation of Parent or (ii) to Parent after it consummates a business combination. The Company and the Signing Stockholders further acknowledge that, if the transactions contemplated by this Agreement, or, upon termination of this Agreement, another business combination, are not consummated by April 22, 2007, Parent will be obligated to return to its stockholders the amounts being held in the Trust Fund. Accordingly, subject to the rights set forth in Section 8.3 (termination fee), the Company and the Signing Stockholders and their subsidiaries, affiliated entities, directors, officers, employees, shareholders, representatives, advisors and all other associates and affiliates hereby waive all rights, title, interest or claim of any kind against Parent to collect from the Trust Fund any monies that may be owed to them by Parent for any reason whatsoever, including but not limited to a breach of this Agreement by Parent or any negotiations, agreements or understandings with Parent (whether in the past, present or future), and will not, except as set forth in Section 8.3, seek recourse against the Trust Fund at any time for any reason whatsoever. This paragraph will survive this Agreement and will not expire and will not be altered in any way without the express written consent of Parent, the Company and the Signing Stockholders.

5.14 Disclosure of Certain Matters. Each of Parent, the Company and, but only with respect to the matters referred to in Section 1.13, each Signing Stockholder, will provide the others with prompt written notice of any event, development or condition that (a) would cause any of such party’s representations and warranties to become untrue or misleading or which may affect its ability to consummate the transactions contemplated by this Agreement, (b) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (c) gives such party any reason to believe that any of the conditions set forth in Article VI will not be satisfied, (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of the Company, or (e) would require any amendment or supplement to the Proxy Statement. The parties shall have the obligation to supplement or amend the Company Schedules and Parent Schedules (the “Disclosure Schedules”) being delivered concurrently with the execution of this Agreement and annexed hereto with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in the Disclosure Schedules. The obligations of the parties to amend or supplement the Disclosure Schedules being delivered herewith shall terminate on the Closing Date. Notwithstanding any such amendment or supplementation, for purposes of Sections 6.2(a), 6.3(a), 7.1(a)(i), 8.1(d) and 8.1(e), the representations and warranties of the parties shall be made with reference to the Disclosure Schedules as they exist at the time of execution of this Agreement, subject to such anticipated changes as are set forth in Schedule 4.1 or otherwise expressly contemplated by this Agreement or which are set forth in the Disclosure Schedules as they exist on the date of this Agreement.

5.15 Nasdaq Listing. Parent and the Company shall use their best efforts to obtain the listing for trading on Nasdaq of the Parent Common Stock, the Units issued in Parent’s initial public offering and the class of warrants included in such Units. If such listing is not obtained by the Closing, the parties shall continue to use their best efforts after the Closing to obtain such listing.

5.16 Company Actions. The Company shall use its best efforts to take such actions as are necessary to fulfill its obligations under this Agreement and to enable Parent and Merger Sub to fulfill their obligations hereunder.

5.17 Charter Protections; Directors’ and Officers’ Liability Insurance.

(a) All rights to indemnification for acts or omissions occurring through the Closing Date now existing in favor of the current directors and officers of Parent as provided in the Charter Documents of Parent or in any indemnification agreements shall survive the Merger and shall continue in full force and effect in accordance with their terms.

(b) For a period of six (6) years after the Closing Date, Parent shall cause to be maintained in effect the current policies of directors’ and officers’ liability insurance maintained by Parent (or policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous) with respect to claims arising from facts and events that occurred prior to the Closing Date.

(c) If Parent or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent assume the obligations set forth in this Section 5.17.

(d) The provisions of this Section 5.17 are intended to be for the benefit of, and shall be enforceable by, each Person who will have been a director or officer of Parent for all periods ending on or before the Closing Date and may not be changed without the consent of Committee referred to in Section 1.14(a).

5.18 Stockholder Obligations. The Signing Stockholders shall repay to the Company, on or before the Closing, all direct and indirect indebtedness and other obligations owed by them to the Company, including the indebtedness and other obligations described in Schedule 2.22.

5.19 No Solicitation. Other than with respect to the Merger, each of the Signing Stockholders and the Company agrees that it will not and that it shall direct and use its reasonable best efforts to cause its agents and other representatives (including any investment banker, attorney or accountant retained by it) and in the case of the Company, its officers and directors, not to, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any proposal or offer with respect to (i) a merger, reorganization, share exchange, consolidation or similar transaction involving it, (ii) any sale, lease, exchange, mortgage, pledge, transfer or purchase of all or substantially all of the assets or equity securities of, it and its Subsidiaries, taken as a whole, in a single transaction or series of related transactions, (iii) any tender offer or exchange offer for any of the outstanding shares of the Company Common Stock, or (iv) any public or private offering of securities of the Company (any such proposal or offer being hereinafter referred to as an “Acquisition Proposal“). Each of the Signing Stockholders and the Company further agrees that neither it nor, in the case of the Company, its officers and directors, shall, and that each shall direct and use its reasonable best efforts to cause its agents and representatives not to, directly or indirectly, engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal. Each of the Signing Stockholders and the Company agrees that it will immediately cease and cause to be terminated any existing discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. The Company agrees that it will take the necessary steps to promptly inform the individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 5.19.

5.20 Certain Financial Information. Within fifteen (15) business days after the end of each month between the date hereof and the earlier of the Closing Date and the date on which this Agreement is terminated, the Company shall deliver to Parent unaudited consolidated financial statements of the Company for such month, including a balance sheet, statement of operations, statement of cash flows and statement of stockholders’ equity, that are certified as correct and complete by the Chief Executive Officer and Chief Financial Officer of the Company, prepared in accordance with U.S. GAAP applied on a consistent basis to prior periods (except as may be indicated in the notes thereto) and fairly present in all material respects the financial position of the Company at the date thereof and the results of its operations and cash flows for the period indicated, except that such statements need not contain notes and will be subject to normal adjustments that are not expected to have a Material Adverse Effect on the Company.

5.21 Access to Financial Information. The Company will, and will cause its auditors to, (a) continue to provide Parent and its advisors full access to all of the Company’s financial information used in the preparation of its Audited Financial Statements and Unaudited Financial Statements and the financial information furnished pursuant to Section 5.20 hereof and (b) cooperate fully with any reviews performed by Parent or its advisors of any such financial statements or information.

ARTICLE VI

CONDITIONS TO THE TRANSACTION

6.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

(a) Parent Stockholder Approval. The Parent Stockholder Approval, the Name Change Amendment and the Capitalization Amendment shall have been duly approved and adopted by the stockholders of Parent by the requisite vote under the laws of the State of Delaware and the Parent Charter Documents and an executed copy of an amendment to Parent’s Certificate of Incorporation reflecting the Name Change Amendment and the Capitalization Amendment shall have been filed with the Delaware Secretary of State to be effective as of the Closing.

(b) Parent Common Stock. Holders of twenty percent (20%) or more of the shares of Parent Common Stock issued in Parent’s initial public offering of securities and outstanding immediately before the Closing shall not have exercised their rights to convert their shares into a pro rata share of the Trust Fund in accordance with Parent’s Charter Documents.

(c) Stock Quotation or Listing. The Parent Common Stock at the Closing will be quoted on the OTC BB or listed for trading on Nasdaq, if the application for such listing is approved, and there will be no action or proceeding pending or threatened against Parent by the NASD to prohibit or terminate the quotation of Parent Common Stock on the OTC BB or the trading thereof on Nasdaq.

(d) No Order. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger, substantially on the terms contemplated by this Agreement.

6.2 Additional Conditions to Obligations of the Company. The obligations of the Company to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

(a) Representations and Warranties. Each representation and warranty of Parent contained in this Agreement that is (i) qualified as to materiality shall have been true and correct (A) as of the date of this Agreement and (B) subject to the provisions of the last sentence of Section 5.14, on and as of the Closing Date, with the same force and effect as if made on the Closing Date, and (ii) not qualified as to materiality shall have been true and correct (A) as of the date of this Agreement and (B) in all material respects on and as of the Closing Date, with the same force and effect as if made on the Closing Date. The Company shall have received a certificate with respect to the foregoing signed on behalf of Parent by an authorized officer of Parent (“Parent Closing Certificate”).

(b) Agreements and Covenants. Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of Parent) does not, or will not, constitute a Material Adverse Effect with respect to Parent, and the Parent Closing Certificate shall include a provision to such effect.

(c) No Litigation. No action, suit or proceeding shall be pending or threatened before any Governmental Entity which is reasonably likely to (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect materially and adversely or otherwise encumber the title of the shares of Parent Common Stock to be issued by Parent in connection with the Merger and no order, judgment, decree, stipulation or injunction to any such effect shall be in effect.

(d) Consents. Parent shall have obtained all consents, waivers and approvals required to be obtained by Parent in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on Parent and the Parent Closing Certificate shall include a provision to such effect.

(e) Material Adverse Effect. No Material Adverse Effect with respect to Parent shall have occurred since the date of this Agreement.

(f) SEC Compliance. Immediately prior to Closing, Parent shall be in compliance with the reporting requirements under the Exchange Act.

(g) Press Release. Parent shall have delivered to the Company the press release concerning the transactions contemplated hereby, in a form reasonably acceptable to the Company.

(h) Opinion of Counsel. The Company shall have received from Graubard Miller, counsel to Parent, an opinion of counsel in substantially the form of Exhibit F annexed hereto.

(i) Resignations. The persons listed in Schedule 6.2(i) shall have resigned from all of their positions and offices with Parent.

(j) Trust Fund. Parent shall have made appropriate arrangements to have the Trust Fund, which shall contain no less than the amount referred to in Section 3.25, dispersed to Parent immediately upon the Closing.

(k) Other Deliveries. At or prior to Closing, Parent shall have delivered to the Company (i) copies of resolutions and actions taken by Parent’s board of directors and stockholders in connection with the approval of this Agreement and the transactions contemplated hereunder, and (ii) such other documents or certificates as shall reasonably be required by the Company and its counsel in order to consummate the transactions contemplated hereunder.

6.3 Additional Conditions to the Obligations of Parent. The obligations of Parent to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by Parent:

(a) Representations and Warranties. Each representation and warranty of the Company contained in this Agreement that is (i) qualified as to materiality shall have been true and correct (A) as of the date of this Agreement and (B) subject to the provisions of the last sentence of Section 5.14, on and as of the Closing Date, with the same force and effect as if made on the Closing Date, and (ii) not qualified as to materiality shall have been true and correct (A) as of the date of this Agreement and (B) in all material respects on and as of the Closing Date, with the same force and effect as if made on the Closing Date. Parent shall have received a certificate with respect to the foregoing signed on behalf of the Company by an authorized officer of the Company (“Company Closing Certificate”).

(b) Agreements and Covenants. The Company and the Signing Stockholders shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of the Company) does not, or will not, constitute a Material Adverse Effect on the Company, and the Company Closing Certificate shall include a provision to such effect.

(c) No Litigation. No action, suit or proceeding shall be pending or threatened before any Governmental Entity which is reasonably likely to (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect materially and adversely the right of Parent to own, operate or control any of the assets and operations of the Surviving Corporation following the Merger and no order, judgment, decree, stipulation or injunction to any such effect shall be in effect.

(d) Consents. The Company shall have obtained all consents, waivers, permits and approvals required to be obtained by the Company in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Company and the Company Closing Certificate shall include a provision to such effect.

(e) Material Adverse Effect. No Material Adverse Effect with respect to the Company shall have occurred since the date of this Agreement.

(f) Employment Agreements. Employment Agreements between the Company and, separately, Michael Traina, as Chief Executive Officer, and Christopher Ferguson, as President, in the forms of Exhibits G and H, respectively, shall be in full force and effect.

(g) Opinion of Counsel. Parent shall have received from Blank Rome LLP, counsel to the Company, an opinion of counsel in substantially the form of Exhibit I annexed hereto.

(h) Other Deliveries. At or prior to Closing, the Company shall have delivered to Parent: (i) copies of resolutions and actions taken by the Company’s board of directors and stockholders in connection with the adoption and approval of this Agreement and the transactions contemplated hereunder, and (ii) such other documents or certificates as shall reasonably be required by Parent and its counsel in order to consummate the transactions contemplated hereunder.

(i) Resignations. The persons listed in Schedule 6.3(i) shall have resigned from their positions and offices with the Company.

(j) Derivative Securities. There shall be outstanding no options, warrants or other derivative securities entitling the holders thereof to acquire shares of Company Common Stock or other securities of the Company.

(k) Stockholder Obligations. The Signing Stockholders shall have repaid to the Company, on or before the Closing, all direct and indirect indebtedness and obligations owed by them to the Company, including the indebtedness and other obligations described in Schedule 2.22 and all other amounts owed by them to the Company.

(l) Advisory Services Agreement. The Advisory Services Agreement between the Company and TerraNova Management Corp., in the form annexed hereto as Exhibit J, shall be in full force and effect.

(m) Appraisal Rights. Holders of no more than five percent (5%) of the shares of any class of securities of the Company outstanding immediately before the Effective Time shall have taken action to exercise their appraisal rights pursuant to the DGCL.

(n) “Comfort” Letter. Parent shall have received a “comfort” letter in the customary form from the Company’s independent accountants dated the Closing Date with respect to certain financial statements and other information included in the Proxy Statement.

(o) Voting Agreement. The Voting Agreement, in the form annexed hereto as Exhibit D, shall be in full force and effect.

ARTICLE VII

INDEMNIFICATION

7.1 Indemnification of Parent. Subject to the terms and conditions of this Article VII (including without limitation the limitations set forth in Section 7.4), Parent, the Surviving Corporation and their respective representatives, successors and permitted assigns (the “Parent Indemnitees”) shall be indemnified, defended and held harmless, but only to the extent of the Indemnity Escrow Shares, from and against all Losses asserted against, resulting to, imposed upon, or incurred by any Parent Indemnitee by reason of, arising out of or resulting from:

(i) the inaccuracy or breach of any representation or warranty of the Company contained in or made pursuant to this Agreement, any Schedule or any certificate delivered by the Company to Parent pursuant to this Agreement with respect hereto or thereto in connection with the Closing; and

(ii) the non-fulfillment or breach of any covenant or agreement of the Company contained in this Agreement.

(b) As used in this Article VII, the term “Losses” shall include all losses, liabilities, damages, judgments, awards, orders, penalties, settlements, costs and expenses (including, without limitation, interest, penalties, court costs and reasonable legal fees and expenses) including those arising from any demands, claims, suits, actions, costs of investigation, notices of violation or noncompliance, causes of action, proceedings and assessments whether or not made by third parties or whether or not ultimately determined to be valid. Solely for the purpose of determining the amount of any Losses (and not for determining any breach) for which Parent Indemnitee may be entitled to indemnification pursuant to Article VII, any representation or warranty contained in this Agreement that is qualified by a term or terms such as “material,” “materially,” or “Material Adverse Effect” shall be deemed made or given without such qualification and without giving effect to such words.

7.2 Indemnification of Third Party Claims. The indemnification obligations and liabilities under this Article VII with respect to actions, proceedings, lawsuits, investigations, demands or other claims brought against Parent by a Person other than the Company (a “Third Party Claim”) shall be subject to the following terms and conditions:

(a) Notice of Claim. Parent, acting through the Committee, will give the Representative prompt written notice after receiving written notice of any Third Party Claim or discovering the liability, obligation or facts giving rise to such Third Party Claim (a “Notice of Claim”) which Notice of Third Party Claim shall set forth (i) a brief description of the nature of the Third Party Claim, (ii) the total amount of the actual out-of-pocket Loss or the anticipated potential Loss (including any costs or expenses which have been or may be reasonably incurred in connection therewith), and (iii) whether such Loss may be covered (in whole or in part) under any insurance and the estimated amount of such Loss which may be covered under such insurance, and the Representative shall be entitled to participate in the defense of Third Party Claim at its expense.

(b) Defense. The Representative shall have the right, at its option (subject to the limitations set forth in subsection 7.2(c) below) and at its own expense, by written notice to Parent, to assume the entire control of, subject to the right of Parent to participate (at its expense and with counsel of its choice) in, the defense, compromise or settlement of the Third Party Claim as to which such Notice of Claim has been given, and shall be entitled to appoint a recognized and reputable counsel reasonably acceptable to Parent to be the lead counsel in connection with such defense. If the Representative is permitted and elects to assume the defense of a Third Party Claim:

(i) the Representative shall diligently and in good faith defend such Third Party Claim and shall keep Parent reasonably informed of the status of such defense; provided, however, that in the case of any settlement providing for remedies other than monetary damages for which indemnification is provided, Parent shall have the right to approve the settlement, which approval will not be unreasonably withheld or delayed; and

(ii) Parent shall cooperate fully in all respects with the Representative in any such defense, compromise or settlement thereof, including, without limitation, the selection of counsel, and Parent shall make available to the Representative all pertinent information and documents under its control.

(c) Limitations of Right to Assume Defense. The Representative shall not be entitled to assume control of such defense if (i) the Third Party Claim relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation; (ii) the Third Party Claim seeks an injunction or equitable relief against Parent; or (iii) there is a reasonable probability that a Third Party Claim may materially and adversely affect Parent other than as a result of money damages or other money payments.

(d) Other Limitations. Failure to give prompt Notice of Claim or to provide copies of relevant available documents or to furnish relevant available data shall not constitute a defense (in whole or in part) to any Third Party Claim by Parent against the Representative and shall not affect the Representative’s duty or obligations under this Article VII, except to the extent (and only to the extent that) such failure shall have adversely affected the ability of the Representative to defend against or reduce its liability or caused or increased such liability or otherwise caused the damages for which the Representative is obligated to be greater than such damages would have been had Parent given the Representative prompt notice hereunder. So long as the Representative is defending any such action actively and in good faith, Parent shall not settle such action. Parent shall make available to the Representative all relevant records and other relevant materials required by them and in the possession or under the control of Parent, for the use of the Representative and its representatives in defending any such action, and shall in other respects give reasonable cooperation in such defense.

(e) Failure to Defend. If the Representative, promptly after receiving a Notice of Claim, fails to defend such Third Party Claim actively and in good faith, Parent will (upon further written notice) have the right to undertake the defense, compromise or settlement of such Third Party Claim as it may determine in its reasonable discretion, provided that the Representative shall have the right to approve any settlement, which approval will not be unreasonably withheld or delayed.

(f) Parent’s Rights. Anything in this Section 7.2 to the contrary notwithstanding, the Representative shall not, without the written consent of Parent, settle or compromise any action or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to Parent of a full and unconditional release from all liability and obligation in respect of such action without any payment by Parent.

(g) Representative Consent. Unless the Representative has consented to a settlement of a Third Party Claim, the amount of the settlement shall not be a binding determination of the amount of the Loss and such amount shall be determined in accordance with the provisions of the Escrow Agreement

7.3 Insurance Effect. To the extent that any Losses that are subject to indemnification pursuant to this Article VII are covered by insurance, Parent shall use commercially reasonable efforts to obtain the maximum recovery under such insurance; provided that Parent shall nevertheless be entitled to bring a claim for indemnification under this Article VII in respect of such Losses and the time limitations set forth in Section 7.4 hereof for bringing a claim of indemnification under this Agreement shall be tolled during the pendency of such insurance claim. The existence of a claim by Parent for monies from an insurer or against a third party in respect of any Loss shall not, however, delay any payment pursuant to the indemnification provisions contained herein and otherwise determined to be due and owing by the Representative. If Parent has received the payment required by this Agreement from the Representative in respect of any Loss and later receives proceeds from insurance or other amounts in respect of such Loss, then it shall hold such proceeds or other amounts in trust for the benefit of the Representative and shall pay to the Representative, as promptly as practicable after receipt, a sum equal to the amount of such proceeds or other amount received, up to the aggregate amount of any payments received from the Representative pursuant to this Agreement in respect of such Loss. Notwithstanding any other provisions of this Agreement, it is the intention of the parties that no insurer or any other third party shall be

(i) entitled to a benefit it would not be entitled to receive in the absence of the foregoing indemnification provisions, or (ii) relieved of the responsibility to pay any claims for which it is obligated.

7.4 Limitations on Indemnification.

(a) Survival: Time Limitation. The representations, warranties, covenants and agreements in this Agreement or in any writing delivered by the Company to Parent in connection with this Agreement (including the certificate required to be delivered by the Company pursuant to Section 6.3(a)) shall survive the Closing until the expiration of the Indemnity Escrow Period.

(b) Any claim made by a party in writing hereunder prior to the expiration of the Indemnity Escrow Period shall be preserved despite the subsequent expiration of the Indemnity Escrow Period and any claim set forth in a Notice of Claim sent prior to the expiration of the Indemnity Escrow Period shall survive until final resolution thereof. Except as set forth in the immediately preceding sentence, (i) no claim for indemnification under this Article VII shall be brought or permitted after the end of the Indemnity Escrow Period and (ii) the indemnification rights under Section 7.1 hereunder shall terminate and be of no further force or effect.

(c) Deductible. No amount shall be payable under Article VII unless and until the aggregate amount of all indemnifiable Losses otherwise payable exceeds $475,000 (the “Deductible”), in which event the amount payable shall only be the amount in excess of $375,000, and, subject to the limitations set forth in Section 7.4(d), all future amounts that become payable under Section 7.1 from time to time thereafter.

(d) Aggregate Amount Limitation. The aggregate liability for Losses pursuant to Section 7.1 shall not in any event exceed the Indemnity Escrow Shares and Parent shall have no claim against the Company’s stockholders other than for the Indemnity Escrow Shares (and any proceeds of the shares or distributions with respect to the Indemnity Escrow Shares).

7.5 Exclusive Remedy. Parent, on behalf of itself and all Parent Indemnitees, hereby acknowledges and agrees that, from and after the Closing, its sole remedy with respect to any and all claims for money damages arising out of or relating to this Agreement shall be pursuant and subject to the requirements of the indemnification provisions set forth in this Article VII. Notwithstanding any of the foregoing, nothing contained in this Article VII shall in any way impair, modify or otherwise limit Parent’s or the Company’s right to bring any claim, demand or suit against the other party based upon such other party’s actual fraud or a material intentional or material willful misrepresentation or material willful omission, it being understood that a mere breach of a representation and warranty, without material intentional or material willful misrepresentation or material willful omission, does not constitute fraud.

7.6 Adjustment to Merger Consideration. Amounts paid for indemnification under Article VII shall be deemed to be an adjustment to the value of the shares of Parent Common Stock issued by Parent as a result of the Merger, except as otherwise required by Law.

7.7 Representative Capacities; Application of Indemnity Escrow Shares. The parties acknowledge that the Representative’s obligations under this Article VII are solely as a representative of the Company’s stockholders in the manner set forth in the Escrow Agreement with respect to the obligations to indemnify Parent under this Article VII and that the Representative shall have no personal responsibility for any expenses incurred by him in such capacity and that all payments to Parent as a result of such indemnification obligations shall be made solely from, and to the extent of, the Indemnity Escrow Shares. Out-of-pocket expenses of the Representative for attorneys’ fees and other costs shall be borne in the first instance by Parent, which may make a claim for reimbursement thereof against the Indemnity Escrow Shares upon the claim with respect to which such expenses are incurred becoming an Established Claim (as defined in the Escrow Agreement). The parties further acknowledge that all actions to be taken by Parent pursuant to this Article VII shall be taken on its behalf by the Committee in accordance with the provisions of the Escrow Agreement. The Escrow Agent, pursuant to the Escrow Agreement after the Closing, may apply all or a portion of the Indemnity Escrow Shares to satisfy any claim for indemnification pursuant to this Article VII. The Escrow Agent will hold the remaining portion of the Indemnity Escrow Shares until final resolution of all claims for indemnification or disputes relating thereto.

ARTICLE VIII

TERMINATION

8.1 Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by mutual written agreement of Parent and the Company at any time;

(b) by either Parent or the Company if the Merger shall not have been consummated by April 22, 2007 for any reason; provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

(c) by (i) either Parent or the Company if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action is final and nonappealable; or (ii) Parent upon the occurrence of a Share Reduction Triggering Event (as defined in Section 10.2(g)); provided that a termination right in this Section 8.1(c)(ii) shall only be available to Parent for a period of ten (10) business days following receipt of financial statements pursuant to Section 5.20 that are the basis for a Share Reduction Trigger Event;

(d) by the Company, upon a material breach of any representation, warranty, covenant or agreement on the part of Parent set forth in this Agreement, or if any representation or warranty of Parent shall have become untrue, in either case such that the conditions set forth in Article VI would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such breach by Parent is curable by Parent prior to the Closing Date, then the Company may not terminate this Agreement under this Section 8.1(d) for thirty (30) days after delivery of written notice from the Company to Parent of such breach, provided Parent continues to exercise commercially reasonable efforts to cure such breach (it being understood that the Company may not terminate this Agreement pursuant to this Section 8.1(d) if it shall have materially breached this Agreement or if such breach by Parent is cured during such thirty (30)-day period);

(e) by Parent, upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Article VI would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such breach is curable by the Company prior to the Closing Date, then Parent may not terminate this Agreement under this Section 8.1(e) for thirty (30) days after delivery of written notice from Parent to the Company of such breach, provided the Company continues to exercise commercially reasonable efforts to cure such breach (it being understood that Parent may not terminate this Agreement pursuant to this Section 8.1(e) if it shall have materially breached this Agreement or if such breach by the Company is cured during such thirty (30)-day period); or

(f) by either Parent or the Company, if, at the Special Meeting (including any adjournments thereof), this Agreement and the transactions contemplated thereby shall fail to be approved and adopted by the affirmative vote of the holders of Parent Common Stock required under Parent’s certificate of incorporation, or the holders of 20% or more of the number of shares of Parent Common Stock issued in Parent’s initial public offering and outstanding as of the date of the record date of the Special Meeting exercise their rights to convert the shares of Parent Common Stock held by them into cash in accordance with Parent’s certificate of incorporation.

8.2 Notice of Termination; Effect of Termination. Any termination of this Agreement under Section 8.1 above will be effective immediately upon (or, if the termination is pursuant to Section 8.1(d) or Section 8.1(e) and the proviso therein is applicable, thirty (30) days after) the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement shall be of no further force or effect and the Merger shall be abandoned, except for and subject to the following: (i) Sections 5.6, 5.13, 8.2, 8.3, 8.4 and 8.5 and Article X (General Provisions) shall survive the termination of this Agreement, and (ii) except in a situation to which Section 8.3 is applicable, nothing herein shall relieve any party from liability for any breach of this Agreement, including a breach by a party electing to terminate this Agreement pursuant to Section 8.1(b) caused by the action or failure to act of such party constituting a principal cause of or resulting in the failure of the Merger to occur on or before the date stated therein.

8.3 Parent Termination Fee. If (a) Parent wrongfully fails or refuses to consummate the Merger or the Company terminates the Agreement pursuant to Section 8.1(d) and (b) Parent consummates a merger or other business combination with another entity on or before April 22, 2007, Parent shall pay the Company, concurrently with the consummation of such merger or other business combination, a cash termination fee of $500,000, payment of which shall be in full satisfaction of all other rights of the Company and the Signing Stockholders for damages under this Agreement.

8.4 Parent Damages. The parties acknowledge and agree that if the Company wrongfully fails or refuses to consummate the Merger or Parent terminates the Agreement pursuant to Section 8.1(e), Parent and its stockholders may incur significant damages, including damages resulting from Parent being required to dissolve and liquidate in accordance with the Parent Charter Documents, provided that nothing herein shall preclude the need for Parent or its stockholders to prove their actual damages resulting from such failure or refusal.

8.5 Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Merger is consummated. Upon consummation of the Closing, the fees and expenses of Navigant Capital Advisors, Inc. shall be paid by the Surviving Corporation. The amount of such fees are as set forth on Schedule 2.17.

ARTICLE IX

DEFINED TERMS

Terms defined in this Agreement are organized alphabetically as follows, together with the Section and, where applicable, paragraph, number in which definition of each such term is located:

“2005 Warrants”	Section 1.5(b)(vii)
“AAA”	Section 10.12
“Acquisition Proposal”	Section 5.19
“Adjustment Escrow Shares”	Section 1.5(c)(i)
“Affiliate”	Section 10.2(f)
“Agreement”	Section 1.2
“Aggregate Parent Common Stock Number”	Section 1.5(b)(ii)
“Allocation Percentage”	Section 1.5(c)(i)
“Approvals”	Section 2.1(a)
“Audited Financial Statements”	Section 2.7(a)
“Blue Sky Laws”	Section 1.13(c)
“Capitalization Amendment”	Section 5.1(a)
“Certificate of Merger”	Section 1.2
“Charter Documents”	Section 2.1(a)
“Closing”	Section 1.2
“Closing Date”	Section 1.2
“Closing Date Shares”	Section 1.5(b)(i)
“Closing Funded Debt”	Section 1.5(b)(iv)
“Closing Working Capital”	Section 1.5(b)(v)
“Code”	Recital C
“Committee”	Section 1.14(a)

“Company”	Heading
“Company Certificates”	Section 1.6(a)
“Company Closing Certificate”	Section 6.3(a)
“Company Common Stock”	Section 1.5(a)
“Company Contracts”	Section 2.19(a)(i)
“Company Intellectual Property”	Section 2.18
“Company Products”	Section 2.18
“Company Registered Intellectual Property”	Section 2.18
“Company Schedule”	Article II Preamble
“Company Stock Options”	Section 2.3(a)
“Company Warrants”	Section 2.3(a)
“Continental”	Section 1.11(a)
“Corporate Records”	Section 2.1(c)
“Deductible”	Section 7.4(c)
“DGCL”	Recital A
“Disclosure Schedules”	Section 5.14
“Dissenter”	Section 1.17(a)
“Dissenting Shares”	Section 1.17(b)
“Effective Time”	Section 1.2
“Effective Time Holder”	Section 1.5(c)(i)
“Environmental Law”	Section 2.16(b)
“Escrow Agreement”	Section 1.11(a)
“Exchange Act”	Section 1.13(c)
“First Tranche Achievement Period”	Section 1.5(d)(v)
“First Tranche Goal”	Section 1.5(d)(i)
“Governmental Action/Filing”	Section 2.21
“Governmental Entity”	Section 1.13(c)
“HSR Act”	Section 2.5(b)
“Hazardous Substance”	Section 2.16(c)
“Indemnity Escrow Period”	Section 1.11(a)
“Indemnity Escrow Shares”	Section 1.11(a)
“Insider”	Section 2.19(a)(i)
“Insurance Policies”	Section 2.20
“Intellectual Property”	Section 2.18
“Knowledge”	Section 10.2(d)
“Last Reported Sale Price”	Section 1.5(d)(vi)
“Legal Requirements”	Section 10.2(b)
“Lien”	Section 10.2(e)
“Losses”	Section 7.1(b)
“LTM EBITDA”	Section 1.5(b)(vi)
“Material Adverse Effect”	Section 10.2(a)
“Material Company Contracts”	Section 2.19(a)
“Merger”	Section 1.1
“Merger Form 8-K	Section 5.4(a)
“Merger Sub”	Heading
“Merger Sub Common Stock”	Section 1.5(f)
“Name Change Amendment”	Section 5.1(a)
“NASD”	Section 3.23
“Notice of Claim”	Section 7.2(a)
“OTC BB”	Section 3.23
“Outstanding Company Common Stock Number”	Section 1.5(b)(ii1)
“Parent”	Heading

“Parent Closing Certificate”	Section 6.2(a)
“Parent Common Stock”	Section 1.5(a)(i)
“Parent Contracts”	Section 3.19(a)
“Parent Convertible Securities”	Section 3.3(a)
“Parent Indemnitees”	Section 7.1(a)
“Parent Plan”	Section 5.1(a)
“Parent Preferred Stock”	Section 3.3(a)
“Parent SEC Reports”	Section 3.7(a)
“Parent Schedule”	Article III Preamble
“Parent Stock Options”	Section 3.3(a)
“Parent Stockholder Approval”	Section 5.1(a)
“Parent Warrants”	Section 3.3(a)
“Patents”	Section 2.18
“Performance Payments”	Section 1.5(a)(ii)
“Person”	Section 10.2(c)
“Personal Property”	Section 2.14(b)
“Plan/Plans”	Section 2.11(a)
“Press Release”	Section 5.4(a)
“Proxy Statement”	Section 5.1(a)
“Registered Intellectual Property”	Section 2.18
“Representative”	Section 1.14(b)
“Returns”	Section 2.15(b)(i)
“Second Tranche Achievement Period”	Section 1.5(d)(v)
“Second Tranche Goal”	Section 1.5(d)(ii)
“Securities Act”	Section 1.13(c)
“Share Reduction Trigger Event”	Section 10.2(g)
“Special Meeting”	Section 5.1(a)
“Signing Stockholder/Signing Stockholders”	Heading
“Subsidiary/Subsidiaries”	Section 2.2(a)
“Surviving Corporation”	Section 1.1
“Tax/Taxes”	Section 2.15(a)
“Third Party Claim”	Section 7.2
“Third Tranche Goal”	Section 1.5(d)(iii)
“Trademarks”	Section 2.18
“Trading Day”	Section 1.5(d)(vii)
“Trust Fund”	Section 3.25
“Unaudited Financial Statements”	Section 2.7(b)
“U.S. GAAP”	Section 2.7(a)
“Warrant Cancellation Event”	Section 1.5(b)(viii)

ARTICLE X

GENERAL PROVISIONS

10.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

if to Parent, to:

Terra Nova Acquisition Corporation

2 Bloor Street West, Suite 3400

Toronto, Ontario, Canada

Attention: Lee Chung and Jesse

Gill M4W 3E2

Telephone: 416-644-6000

Telecopy: 416-644-6001

with a copy to:

Graubard Miller

405 Lexington Avenue

New York, New York 10174-1901

Attention: David Alan Miller, Esq.

Telephone: 212-818-8661

Telecopy: 212-818-8881

if to the Company or Signing Stockholders, to:

ClearPoint Business Resources, Inc.

1600 Manor Drive, Suite 110

Chalfont, PA 18914

Attention: Michael Traina, Chief Executive Officer

Telephone: 215-997-7710

Telecopy: 866-997-7711

with a copy to:

Blank Rome LLP

One Logan Square

Philadelphia, PA 19103

Attention: Alan L. Zeiger, Esq.

Telephone: 215-569-5754

Telecopy: 215-832-5754

10.2 Interpretation. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context shall require, any provision shall include the corresponding masculine, feminine and neuter forms. When a reference is made in this Agreement to an Exhibit or Schedule, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections or subsections, such reference shall be to a Section or subsection of this Agreement. Unless otherwise indicated the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to “the business of” an entity, such reference shall be deemed to include the business of all direct and indirect Subsidiaries of such entity. Reference to the Subsidiaries of an entity shall be deemed to include all direct and indirect Subsidiaries of such entity. For purposes of this Agreement:

(a) the term “Material Adverse Effect” when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect, individually or when aggregated with other changes, events, violations, inaccuracies, circumstances or effects, that is materially adverse to the business, assets (including intangible assets), revenues, financial condition or results of operations of such entity, it being understood that none of the following alone or in combination shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) changes attributable to the public announcement or pendency of the transactions contemplated hereby, (ii) changes in general national or regional economic conditions, or (iii) any SEC rulemaking requiring enhanced disclosure of reverse merger transactions with a public shell;

(b) the term “Legal Requirements” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity and all requirements set forth in applicable Company Contracts or Parent Contracts;

(c) the term “Person” shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity;

(d) the term “knowledge” means actual knowledge or awareness as to a specified fact or event of a Person that is an individual or of an executive officer or director of a Person that is a corporation or of a Person in a similar capacity of an entity other than a corporation;

(e) the term “Lien” means any mortgage, pledge, security interest, encumbrance, lien, restriction or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any sale with recourse against the seller or any Affiliate of the seller, or any agreement to give any security interest);

(f) the term “Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise;

(g) a “Share Reduction Trigger Event” shall be deemed to have occurred if the Aggregate Parent Common Stock Number is less than 5,100,000 shares, calculated as of the end of any month prior to the Closing Date based upon the financial statements with respect to that month delivered pursuant to Section 5.20 and assuming that (i) Closing Funded Debt is $15,000,000, (ii) the Company’s cash balance is zero and (iii) all of the 2005 Warrants are subject to a Warrant Cancellation Event; and

(h) all monetary amounts set forth herein are referenced in United States dollars, unless otherwise noted.

10.3 Counterparts; Facsimile Signatures. This Agreement and each other document executed in connection with the transactions contemplated hereby, and the consummation thereof, may be executed in one or more counterparts, all of which shall be considered one and the same document and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Delivery by facsimile to counsel for the other party of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence.

10.4 Entire Agreement; Third Party Beneficiaries. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Exhibits and Schedules hereto, (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the Letter Agreement (including the Term Sheet attached thereto) between Parent and the Company dated May 29, 2006 is hereby terminated in its entirety and shall be of no further force and effect (except to the extent expressly stated to survive the execution of this Agreement and the consummation of the transactions contemplated hereby); and (b) are not intended to confer upon any other person any rights or remedies hereunder (except as specifically provided in this Agreement).

10.5 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

10.6 Other Remedies; Specific Performance. Except as otherwise provided herein (including but not limited to Sections 1.11(a) and 7.4), any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

10.7 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof.

10.8 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

10.9 Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the first sentence of this Section 10.9, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

10.10 Amendment. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties.

10.11 Extension; Waiver. At any time prior to the Closing, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

10.12 Arbitration. Any disputes or claims arising under or in connection with this Agreement or the transactions contemplated hereunder shall be resolved by binding arbitration. Notice of a demand to arbitrate a dispute by either party shall be given in writing to the other at their last known address. Arbitration shall be commenced by the filing by a party of an arbitration demand with the American Arbitration Association (“AAA”) in its office in Wilmington, Delaware. The arbitration and resolution of the dispute shall be resolved by a single arbitrator appointed by the AAA pursuant to AAA rules. The arbitration shall in all respects be governed and conducted by applicable AAA rules, and any award and/or decision shall be conclusive and binding on the parties. The arbitration shall be conducted in Wilmington, Delaware. The arbitrator shall supply a written opinion supporting any award, and judgment may be entered on the award in any court of competent jurisdiction. Each party shall pay its own fees and expenses for the arbitration, except that any costs and charges imposed by the AAA and any fees of the arbitrator for his services shall be assessed against the losing party by the arbitrator. In the event that preliminary or permanent injunctive relief is necessary or desirable in order to prevent a party from acting contrary to this Agreement or to prevent irreparable harm prior to a confirmation of an arbitration award, then either party is authorized and entitled to commence a lawsuit solely to obtain equitable relief against the other pending the completion of the arbitration in a court having jurisdiction over the parties. Each party hereby consents to the exclusive jurisdiction of the federal and state courts located in the State of Delaware, New Castle County, for such purpose.

10.13 Currency. All references to currency amounts in this Agreement shall mean United States dollars.

10.14 Power of Attorney; Proxy. Each Signing Stockholder hereby appoints Michael D. Traina and Christopher Ferguson, and each of them acting without the other, as his, her or its (a) true and lawful attorney-in-fact to execute and deliver, in his, her or its name, place and stead, in any and all capacities, to execute and deliver any and all amendments to this Agreement and any and all other agreements, instruments and other documents deemed necessary or desirable by such attorney-in-fact to effectuate the transactions contemplated by this Agreement, including the agreements in the forms of the exhibits hereto, and (b) proxy and hereby authorizes either of them to represent and to vote all shares of Company Common Stock owned by such Signing Stockholder in the manner such proxy deems desirable in his sole judgment on all matters pertaining to the transactions contemplated by this Agreement that may be presented to the holders of Company Common Stock for their vote or consent. The power-of-attorney granted herein is coupled with an interest and it and the proxy granted herein shall be irrevocable to the full extent allowed by applicable law.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

TERRA NOVA ACQUISITION CORPORATION

By:	/s/ LEE CHUNG
Name:	Lee Chung
Title:	Chief Financial Officer

CPBR ACQUISITION, INC.

By:	/s/ LEE CHUNG
Name:	Lee Chung
Title:	Vice President and Treasurer

CLEARPOINT BUSINESS RESOURCES, INC.

By:	/s/ MICHAEL TRAINA
Name:	Michael Traina
Title:	Chief Executive Officer

SIGNING STOCKHOLDERS:

[See separate signature pages.]

SIGNING STOCKHOLDER SIGNATURE PAGE TO MERGER AGREEMENT

/s/ MICHAEL D. TRAINA		OPTOS CAPITAL, LLC
Michael D. Traina

		By:	/s/ CHRIS FERGUSON
		Name:	Chris Ferguson
		Title:	Managing Director

/s/ RICHARD TRAINA, /S/ MARGARET TRAINA			/s/ MATTHEW KINGFIELD
Richard and Margeret Traina			Matthew Kingfield

/s/ RONALD HORVATH		FERGCO BROS. PARTNERSHIP
Ronald Horvath
		By:	/s/ KEVIN FERGUSON
		Name:	Kevin Ferguson
		Title:	Partner

/s/ ALYSON DREW		THE CAMERON COMPANY, LLC
Alyson Drew

B & N ASSOCIATES, LLC		By:	/s/ Dennis E. Cook
		Name:	Dennis E. Cook
		Title:	President and CEO

By:	/s/ Ned Bolcar
Name:	Ned Bolcar
Title:	Managing Director

INDEX OF EXHIBITS AND SCHEDULES

Exhibits

Exhibit A	-	Amended and Restated Certificate of Incorporation of the Company

Exhibit B	-	By-Laws of Merger Sub

Exhibit C	-	Form of Escrow Agreement

Exhibit D	-	Form of Voting Agreement

Exhibit E	-	Form of Lock-Up Agreement

Exhibit F	-	Form of Opinion of Graubard Miller

Exhibit G	-	Form of Employment Agreement for Michael Traina

Exhibit H	-	Form of Employment Agreement for Christopher Ferguson

Exhibit I	-	Form of Opinion of Blank Rome LLP

Exhibit J	-	Form of Advisory Services Agreement

Schedules

Schedule 2	-	Company Schedule
Schedule 3	-	Parent Schedule
Schedule 4.1	-	Company and Parent Permitted Actions
Schedule 5.2	-	Directors and Officers of Parent and the Company
Schedule 6.2(i)	-	Parent Resignations
Schedule 6.3(i)	-	Company Resignations

SCHEDULE 2

COMPANY SCHEDULE

(Information Furnished Separately)

Schedule 2.1	-	Organization and Qualification

Schedule 2.2	-	Subsidiaries

Schedule 2.3	-	Capitalization

Schedule 2.5	-	No Conflict; Required Filings and Consents

Schedule 2.7	-	Financial Statements and Certain Financial Matters

Schedule 2.8	-	No Undisclosed Liabilities

Schedule 2.9	-	Absence of Certain Changes or Events

Schedule 2.10	-	Litigation

Schedule 2.11	-	Employee Benefit Plans

Schedule 2.13	-	Restrictions on Business Activities

Schedule 2.14	-	Title to Property

Schedule 2.15	-	Taxes

Schedule 2.16	-	Environmental Matters

Schedule 2.17	-	Brokers; Third Party Expenses

Schedule 2.18	-	Intellectual Property

Schedule 2.19	-	Agreements, Contacts and Commitments

Schedule 2.20	-	Insurance

Schedule 2.21	-	Governmental Actions/Filings

SCHEDULE 3

PARENT SCHEDULE

(Information Furnished Separately)

Schedule 3.3	-	Capitalization

Schedule 3.7	-	SEC Filings; Financial Statements

Schedule 3.14	-	Title to Property

Schedule 3.15	-	Taxes

Schedule 3.17	-	Brokers

Schedule 3.19	-	Agreements, Contracts and Commitments

Schedule 3.26	-	Governmental Filings

SCHEDULE 4.1

COMPANY AND PARENT PERMITTED ACTIONS

Company Permitted Actions:

Consummation of the contemplated acquisition transaction with StaffBridge, Inc. d/b/a StaffFind for total consideration of not more than $600,000 ($150,000 cash and a $450,000 promissory note).

Parent Permitted Actions:

None

SCHEDULE 5.2

DIRECTORS AND OFFICERS OF PARENT AND THE COMPANY

PARENT OFFICERS AND DIRECTORS

Directors

3 Persons to be designated by Parent

3 Persons to be designated by Company

1 Independent Director to be designated mutually by Parent and Company

Officers

Michael D. Traina—Chief Executive Officer

Christopher Ferguson—President and Assistant Secretary

Kurt Braun—Chief Financial Officer and Treasurer

J. Todd Warner—Chief Operating Officer

Lee Chung—Vice President and Secretary

COMPANY OFFICERS AND DIRECTORS

Directors

Same as Parent

Officers

Michael D. Traina—Chief Executive Officer

Christopher Ferguson—President and Secretary

Kurt Braun—Chief Financial Officer and Treasurer

J. Todd Warner—Chief Operating Officer

Raymond Little—Chief Information Officer

Traci Burns—Vice President, Operations

SCHEDULE 6.2(i)

PARENT RESIGNATIONS

All persons other than those designated to continue as officers or directors of Parent pursuant to Schedule 5.2. All of the resignations will be effective as of the Closing Date.

SCHEDULE 6.3(i)

COMPANY RESIGNATIONS

All persons other than those designated to continue as officers or directors of the Company pursuant to Schedule 5.2. All of the resignations will be effective as of the Closing Date.

ANNEX B

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

TERRA NOVA ACQUISITION CORPORATION

Pursuant to Section 102 of the

Delaware General Corporation Law

TERRA NOVA ACQUISITION CORPORATION, a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1. The name of the Corporation is “Terra Nova Acquisition Corporation.”

2. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 21, 2004. The Corporation’s Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 30, 2004.

3. This Amended and Restated Certificate of Incorporation restates, integrates and amends the Amended and Restated Certificate of Incorporation of the Corporation.

4. This Amended and Restated Certificate of Incorporation was duly adopted by joint written consent of the directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (“GCL”).

5. The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in full as follows:

FIRST: The name of the corporation is ClearPoint Business Resources, Inc. (hereinafter sometimes referred to as the “Corporation”).

SECOND: The registered office of the Corporation is to be located at 9 East Loockerman Street, Kent County, Dover, Delaware. The name of its registered agent at that address is National Corporate Research, Ltd.

THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the GCL.

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 61,000,000 of which 60,000,000 shares shall be Common Stock of the par value of $.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $.0001 per share.

A. Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

B. Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

FIFTH: The name and mailing address of the sole incorporator of the Corporation are as follows:

Name	Address
Jeffrey M. Gallant	Graubard Miller
The Chrysler Building
405 Lexington Avenue
New York, New York 10174

SIXTH: The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. The directors in Class A shall be elected for a term expiring at the first Annual Meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the third Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

SEVENTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. Election of directors need not be by ballot unless the by-laws of the Corporation so provide.

B. The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the by-laws of the Corporation as provided in the by-laws of the Corporation.

C. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

D. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

EIGHTH: A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B. The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by Vahan Kololian, its Chief Executive Officer, as of the      day of                     , 2006.

Name:	Vahan Kololian
Title:	Chief Executive Officer

ANNEX C

CLEARPOINT BUSINESS RESOURCES, INC.

(formerly known as Terra Nova Acquisition Corporation)

2006 Long-Term Incentive Plan

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the 2006 Long-Term Incentive Plan (“Plan”) is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d) “Committee” means the Compensation Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(e) “Common Stock” means the Common Stock of the Company, par value $.0001 per share.

(f) “Company” means ClearPoint Business Resources, Inc., a corporation organized under the laws of the State of Delaware under the name “Terra Nova Acquisition Corporation.”

(g) “Deferred Stock” means Common Stock to be received under an award made pursuant to Section 8 at the end of a specified deferral period.

(h) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(i) “Effective Date” means the date set forth in Section 12.1.

(j) “Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(k) “Holder” means a person who has received an award under the Plan.

(l) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(m) “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(n) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(o) “Other Stock-Based Award” means an award under Section 9 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(p) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(q) “Plan” means the ClearPoint Business Resources, Inc. 2006 Long-Term Incentive Plan, as hereinafter amended from time to time.

(r) “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(h) or repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(s) “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(t) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(u) “Stock Appreciation Right” means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(v) “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(w) “Stock Reload Option” means any option granted under Section 5.3 of the Plan.

(x) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(y) “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2. Administration.

2.1. Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent possible and deemed to be appropriate by the Board, shall be “non-employee directors” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Code.

2.2. Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan;

(e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the payment or crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

(f) to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder;

(g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms; and

(h) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

Notwithstanding anything to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than 500,000 shares in the aggregate.

2.3. Interpretation of Plan.

(a) Committee Authority. Subject to Section 11, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3. Stock Subject to Plan.

3.1. Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 2,750,000 shares; provided, that at no time shall the cumulative number of shares of Common Stock subject to awards granted and outstanding under the Plan exceed 10% of the number of shares of Common Stock then outstanding; and provided further, that no reduction in the number of shares of Common Stock outstanding shall cause a reduction in the number of shares of Common Stock subject to awards then granted and outstanding under the Plan. Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Reload

Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then, in the Committee’s discretion, the number of shares available under the Plan may be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option.

3.2. Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services.

Section 5. Stock Options.

5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option.

5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Stockholder”)).

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market

Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder will not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise).

(e) Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Non-qualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided, however, that, notwithstanding the provisions of Section 8, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option. The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(f) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.

(g) Termination by Reason of Death. If a Holder’s employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability. If a Holder’s employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement. Subject to the provisions of Section 13.3, if such Holder’s employment or retention by, or association with, the Company or any Subsidiary terminates due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of one year after termination of employment (or such other greater or lesser period as the Committee may specify in the Agreement) or the balance of such Stock Option’s term.

(j) Other Termination. Subject to the provisions of Section 13.3, and unless otherwise determined by the Committee and set forth in the Agreement, if such Holder’s employment or retention by, or association with, the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder’s employment is terminated by the Company or a Subsidiary without cause, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment (or such other greater or lesser period as the Committee may specify in the Agreement) or the balance of such Stock Option’s term.

(k) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

(l) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

5.3. Stock Reload Option. If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option (“Underlying Option”) and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, then the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes (but only if such tendered shares were held by the Holder for at least six months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7. Restricted Stock.

7.1. Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

7.2. Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8. Deferred Stock.

8.1. Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (“Deferral Period”) during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

8.2. Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

(a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d), where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

(b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a Stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

(c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

(d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (“Additional Deferral Period”). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

Section 9. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 10. Accelerated Vesting and Exercisability.

10.1. Non-Approved Transactions. If any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the “beneficial owner” (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

10.2. Approved Transactions. The Committee may, in the event of an acquisition of substantially all of the Company’s assets or at least 50% of the combined voting power of the Company’s then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, or (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.

10.3. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 11. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan.

Section 12. Term of Plan.

12.1. Effective Date. The Plan shall be effective as of the date of the closing of the merger of CPBR Acquisition, Inc., the Company’s wholly owned Subsidiary, with and into ClearPoint Business Resources, Inc., a Delaware corporation (“CPBR”), pursuant to the Agreement and Plan of Merger among the Company, CPBR and the other parties thereto dated as of August 9, 2006, as the same may be amended, provided that the Plan has been approved by the Company’s stockholders prior to such closing.

12.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period following the Effective Date.

Section 13. General Provisions.

13.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

13.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.3. Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award (profit) that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(b) Termination for Cause. The Committee may, if a Holder’s employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award (profit) that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

13.4. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

13.5. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

13.6. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.7. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

13.8. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

13.9. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.10. Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933 (the “Securities Act”), as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13.11. Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

13.12. Certain Awards Deferring or Accelerating the Receipt of Compensation. To the extent applicable, all awards granted, and all agreements entered into, under the Plan are intended to comply with Section 409A of the Code, which was added by the American Jobs Creation Act of 2004 and relates to deferred compensation under nonqualified deferred compensation plans. The Committee, in administering the Plan, intends, and the parties entering into any agreement intend, to restrict provisions of any awards that may constitute deferred receipt of compensation subject to Code Section 409A requirements to those consistent with this section. The Board may amend the Plan to comply with Code Section 409A in the future.

13.13. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the Nasdaq National Market and Nasdaq SmallCap Market.

Plan Amendments

Date Approved by Board	Date Approved by Stockholders, if necessary	Sections Amended	Description of Amendments	Initials of Attorney Effecting Amendment

ANNEX D

VOTING AGREEMENT

VOTING AGREEMENT, dated as of this      day of                      (“Agreement”), among each of the persons listed under the caption “Target Group” on Exhibit A attached hereto (the “Target Group”), each of the persons listed under the caption “Founders Group” on Exhibit A attached hereto (the “Founders Group”) and Terra Nova Acquisition Corporation, a Delaware corporation (“Parent”). Each of the Target Group and the Founders Group is sometimes referred to herein as a “Group”. For purposes of this Agreement, each person who is a member of either the Target Group or the Founders Group is referred to herein individually as a “Stockholder” and collectively as the “Stockholders”.

WHEREAS, each of Parent, ClearPoint Business Resources, Inc. (the “Company”), a Delaware corporation, CPBR Acquisition, Inc. (“Merger Sub”), a Delaware corporation, and the Stockholders who are members of the Target Group have entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated August 9, 2006, that provides, inter alia, upon the terms and subject to the conditions thereof, for the merger of Merger Sub with and into the Company, with the Company being the surviving entity and becoming a wholly owned subsidiary of Parent (the “Merger”);

WHEREAS, as of the date hereof, each Stockholder who is a member of the Founders Group owns beneficially and of record shares of common stock of Parent, par value $0.0001 per share (“Parent Common Stock”), as set forth opposite such stockholder’s name on Exhibit A hereto (all such shares and any shares of which ownership of record or the power to vote is hereafter acquired by any of the Stockholders, whether by purchase, conversion or exercise, prior to the termination of this Agreement being referred to herein as the “Shares”);

WHEREAS, at the Effective Time, all shares of Company Common Stock beneficially owned by each Stockholder who is a member of the Target Group shall be converted into the right to receive and shall be exchanged for his, her or its pro rata portion of the shares of Parent Common Stock to be issued to the Company’s security holders as consideration in the Merger;

WHEREAS, as a condition to the consummation of the Merger Agreement, the Stockholders have agreed, severally, to enter into this Agreement; and

WHEREAS, capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants set forth herein and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

VOTING OF SHARES FOR DIRECTORS

SECTION 1.01 Vote in Favor of the Directors. During the term of this Agreement, each Stockholder agrees to vote the Shares of Parent Common Stock he, she or it now owns, or will hereafter acquire prior to the termination of this Agreement, for the election and re-election of the following persons as directors of Parent:

(a) three persons, (i) one of whom shall at all times be an “independent director,” within the meaning of the Nasdaq rules, and (ii) all of whom shall be designees of a majority in interest of the Target Group; with one of such designees to stand for election in 2008 (“Class A Director”), who shall initially be             ; one of such designees to stand for election in 2009 (“Class B Director”), who shall initially be             ; and one of such designees to stand for election 2010 (“Class C Directors”), who shall initially be              (collectively, the “Target Directors”);

(b) three persons, (i) two of whom shall at all times be “independent directors,” within the meaning of the Nasdaq rules, and (ii) all of whom shall be designees of a majority in interest of the Founders Group, which designees initially shall be             , who shall be elected as a Class A Director,             , who shall be elected as a Class B Director, and             , who shall be elected as a Class C Director (the “Founders Directors”); and

(c) One person, who shall be an “independent director,” within the meaning of the Nasdaq rules, who shall initially be              and shall be elected as a Class A Director by (i) a majority in interest of the Target Group and (ii) a majority in interest of the Founders Group (the “Joint Designee, and, together with the Target Directors and the Founders Directors, the “Director Designees”).

It shall be a condition to the designation of any person (other than a person who is a party to the Lock-Up Agreement referred to in the Merger Agreement) to be a director that such person first sign a Director Notice Period Agreement in the form of Exhibit 1 hereto.

Any Director Designee may be removed from the Board of Directors in the manner allowed by law and Parent’s governing documents except that each Stockholder agrees that he, she or it will not, as a stockholder, vote for the removal of any director who is a member of the Group of which such Stockholder is not a member. If a director is removed or resigns from office, the remaining directors of the Group of which the vacating director is a member shall be entitled to appoint the successor.

SECTION 1.02 Obligations of Parent. Parent shall take all necessary and desirable actions within its control during the term of this Agreement to provide for the Parent Board of Directors to be comprised of seven members and to enable the election to the Board of Directors of the Director Designees.

SECTION 1.03 Term of Agreement. The obligations of the Stockholders pursuant to this Agreement shall terminate immediately following the election or re-election of directors at the annual meeting of Parent that will be held in 2008.

SECTION 1.04 Obligations as Director and/or Officer. Nothing in this Agreement shall be deemed to limit or restrict any director or officer of Parent from acting in his or her capacity as such director or officer or from exercising his or her fiduciary duties and responsibilities, it being agreed and understood that this Agreement shall apply to each Stockholder solely in his or her capacity as a stockholder of Parent and shall not apply to his or her actions, judgments or decisions as a director or officer of Parent if he or she is such a director or officer.

SECTION 1.05 Transfer of Shares. If a member of the Target Group desires to transfer his, her or its Shares to a permitted transferee pursuant to the Lock-Up Agreement of even date herewith executed by such member, or if a member of the Founders Group desires to transfer his or its shares to a permitted transferee pursuant to the Escrow Agreement dated as of the Closing Date, it shall be a condition to such transfer that the transferee agree to be bound by the provisions of this Agreement. This Agreement shall in no way restrict the transfer on the public market of Shares that are not subject to the Lock-Up Agreement or the Escrow Agreement, and any such transfers on the public market of Shares not subject to the provisions of the Lock-Up Agreement or the Escrow Agreement, as applicable, shall be free and clear of the restrictions in this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES;

COVENANTS OF THE STOCKHOLDERS

Each Stockholder hereby severally represents warrants and covenants as follows:

SECTION 2.01 Authorization. Such Stockholder has full legal capacity and authority to enter into this Agreement and to carry out such Stockholder’s obligations hereunder. This Agreement has been duly executed and delivered by such Stockholder, and (assuming due authorization, execution and delivery by Parent and the other Stockholders) this Agreement constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

SECTION 2.02 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, (i) conflict with or violate any Legal Requirement applicable to such Stockholder or by which any property or asset of such Stockholder is bound or affected, or (ii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of any encumbrance on any property or asset of such Stockholder, including, without limitation, the Shares, pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation.

(b) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign, except (i) for applicable requirements, if any, of the Exchange Act, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or materially delay the performance by such Stockholder of such Stockholder’s obligations under this Agreement.

SECTION 2.03 Title to Shares. Such Stockholder is the legal and beneficial owner of its Shares, or will be the legal beneficial owner of the Shares that such Stockholder will receive as a result of the Merger, free and clear of all liens and other encumbrances except certain restrictions upon the transfer of such Shares.

ARTICLE III

GENERAL PROVISIONS

SECTION 3.01 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by overnight courier service, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 3.01):

(a) If to Parent:

Terra Nova Acquisition Corporation

2 Bloor Street West, Suite 3400

Toronto, Ontario, Canada MW4 3E2

Attention: Jesse Gill and Lee Chung

Facsimile: (416) 644-6001

with mandatory copies to

Graubard Miller

405 Lexington Avenue

New York, NY 10174-1901

Attention: David Alan Miller, Esq.

Facsimile: (212) 818-8881

and

Blank Rome LLP

One Logan Square

18th and Cherry Streets

Philadelphia, PA 19103

Attention: Alan L. Zeiger, Esq.

Facsimile: (215) 832-5754

(b) If to any Stockholder, to the address set forth opposite his, her or its name on Exhibit A.

SECTION 3.02 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 3.03 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

SECTION 3.04 Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. This Agreement may not be amended or modified except in an instrument in writing signed by, or on behalf of, the parties hereto.

SECTION 3.05 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

SECTION 3.06 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

SECTION 3.07 Disputes. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court in the County of New Castle, State of Delaware.

SECTION 3.08 No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 3.09 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

SECTION 3.10 Waiver of Jury Trial. Each of the parties hereto irrevocably and unconditionally waives all right to trial by jury in any action, proceeding or counterclaim (whether based in contract, tort or otherwise) arising out of or relating to this Agreement or the Actions of the parties hereto in the negotiation, administration, performance and enforcement thereof.

SECTION 3.11 Merger Agreement. All references to the Merger Agreement herein shall be to such agreement as may be amended by the parties thereto from time to time.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TERRA NOVA ACQUISITION CORPORATION

By:
Name:
Title:

STOCKHOLDERS:

The Founders Group:

Vahan Kololian

The Target Group:

Michael D. Traina

OPTOS CAPITAL, LLC

By:
Name:
Title:

EXHIBIT A

STOCKHOLDERS

The Founders Group:

Vahan Kololian

c/o Terra Nova Acquisition Corporation

2 Bloor Street West, Suite 3400

Toronto, Ontario, Canada M4W 3E2

Telecopy: 416-644-6001

The Target Group:

Michael D. Traina

c/o ClearPoint Business Resources, Inc.

1600 Manor Drive, Suite 110

Chalfont, PA 18914

Telecopy: 866-997-7711

Optos Capital, LLC

c/o ClearPoint Business Resources, Inc.

1600 Manor Drive, Suite 110

Chalfont, PA 18914

Telecopy: 866-997-7711

Attention: Christopher Ferguson

EXHIBIT 1 TO VOTING AGREEMENT

DIRECTOR NOTICE PERIOD AGREEMENT

[On or prior to Closing Date]

Terra Nova Acquisition Corporation

2 Bloor Street West, Suite 3400

Toronto, Ontario, Canada MW4 3E2

ClearPoint Business Resources, Inc.

1600 Manor Drive, Suite 110

Chalfont, Pennsylvania 18914

Re: Notice Period Requirement for Parent Common Stock

Ladies and Gentlemen:

In connection with the Agreement and Plan of Merger dated August 9, 2006 by and among Terra Nova Acquisition Corporation (“Parent”), CPBR Acquisition, Inc., ClearPoint Business Resources, Inc. and the stockholders of ClearPoint Business Resources, Inc. (the “Merger Agreement”), the undersigned agrees that he, she or it will not sell or offer or contract to sell or offer, grant any option or warrant for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of (all being referred to as a “Transfer”) any legal or beneficial interest in any shares of stock, $0.0001 par value, of the Parent (“Parent Common Stock”) now owned or hereafter acquired by the undersigned without first giving 30 days’ prior written notice to Parent in accordance with procedures adopted by the Board of Directors of Parent.

Notwithstanding the foregoing, this Director Notice Period Agreement will not prevent any Transfer without notice of any or all of the undersigned’s Parent Common Stock, either during the undersigned’s lifetime or on the undersigned’s death, by gift, will or intestate succession, or by judicial decree, to the undersigned’s “family members” (as defined below) or to trusts, family limited partnerships and similar entities primarily for the benefit of the undersigned or the undersigned’s “family members”; provided, however, that in each and any such event it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Parent Common Stock subject to the provisions of this Director Notice Period Agreement, and other than to return the Parent Common Stock to the former ownership, there shall be no further Transfer of the Parent Common Stock without notice except in accordance with this Director Notice Period Agreement. For purposes of this sub-paragraph, “family member” shall mean spouse, lineal descendants, stepchildren, father, mother, brother or sister of the transferor or of the transferor’s spouse. Also notwithstanding the foregoing limitations, in the event the undersigned is an entity rather than an individual, this Director Notice Period Agreement will not prevent any Transfer of any or all of the Parent Common Stock to the shareholders of such entity, if it is a corporation, to the members of such entity, if it is a limited liability company, or to the partners in such entity, if it is a partnership; provided, however, that in each and any such event it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Parent Common Stock subject to the provisions of this Director Notice Period Agreement, and other than to return the Parent Common Stock to the former ownership, there shall be no further Transfer of the Parent Common Stock except in accordance with this Director Notice Period Agreement.

Any of the shares of Parent Common Stock subject to this Director Notice Period Agreement may be released in whole or part from the terms hereof only upon the approval of the disinterested members of the board of directors of Parent.

This Director Notice Period Agreement (i) will be legally binding on the undersigned and on the undersigned’s heirs, successors, executors, administrators, conservators and permitted assigns, so long as the undersigned remains a director or officer of Parent, and (ii) is executed as an instrument governed by the laws of the State of Delaware.

The obligations of the undersigned pursuant to this Director Notice Period Agreement shall terminate 30 days after the undersigned ceases to serve as a director of Parent.

Very truly yours,
Name:

ANNEX E

ESCROW AGREEMENT

ESCROW AGREEMENT (“Agreement”) dated [Closing Date] by and among TERRA NOVA ACQUISITION CORPORATION, a Delaware corporation (“Parent”), Michael D. Traina and, in his absence, Christopher Ferguson, as the Representative, being the representative of the former stockholders of CLEARPOINT BUSINESS RESOURCES, INC., a Delaware corporation (the “Representative”), and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as escrow agent (the “Escrow Agent”).

Parent, ClearPoint Business Resources, Inc. (the “Company”), all of the stockholders of the Company, and CPBR Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Subsidiary”), are the parties to an Agreement and Plan of Merger and Reorganization dated as of August 9, 2006 (the “Merger Agreement”) pursuant to which the Merger Subsidiary has merged with and into the Company so that the Company has become a wholly-owned subsidiary of Parent. Pursuant to the Merger Agreement, Parent (i) is to be indemnified in certain respects and (ii) may be entitled to the return, for cancellation, of Adjustment Escrow Shares in certain circumstances. The parties desire to establish escrow funds to serve as collateral security for the indemnification obligations and to effectuate the return to Parent of Adjustment Escrow Shares under the Merger Agreement. The Representative has been designated pursuant to the Merger Agreement to represent all of the former stockholders of the Company (the “Stockholders”) and each Permitted Transferee (as hereinafter defined) of the Stockholders (the Stockholders and all such Permitted Transferees are hereinafter referred to collectively as the “Owners”), and to act on their behalf for purposes of this Agreement. Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

The parties agree as follows:

1. (a) Concurrently with the execution hereof, each of the Stockholders is delivering to the Escrow Agent, stock certificates issued in the name of such Stockholder representing (i) ten percent (10%) of the total number of shares of Parent Common Stock received by such Stockholder pursuant to the Merger Agreement, together with ten (10) assignments separate from certificate, executed in blank by such Stockholder, to be held in escrow pursuant to the terms of this Agreement and Section 1.11(a) of the Merger Agreement (the “Indemnity Escrow Fund”) and (ii) a further ten percent (10%) of the total number of shares of Parent Common Stock received by such Stockholder pursuant to the Merger Agreement, together with ten (10) assignments separate from certificate, executed in blank by such Stockholder, to be held in escrow pursuant to the terms of this Agreement and Section 1.11(b) of the Merger Agreement (the “Adjustment Escrow Fund” and, together with the Indemnity Escrow Fund, each an “Escrow Fund” and, collectively, the “Escrow Funds”). The Escrow Agent shall maintain a separate account for each Stockholder’s, and subsequent to any transfer permitted pursuant to Paragraph 1(e) hereof, each Owner’s, portion of each Escrow Fund.

(b) The Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and disburse the Escrow Funds pursuant to the terms and conditions hereof. It shall treat the each Escrow Fund as a trust fund in accordance with the terms of this Agreement and not as the property of Parent. The Escrow Agent’s duties hereunder shall terminate upon its distribution of the entire number of shares in each Escrow Fund in accordance with this Agreement.

(c) Except as herein provided, the Owners shall retain all of their rights as stockholders of Parent with respect to shares of Parent Common Stock constituting (i) the Indemnity Escrow Fund during the period ending on the thirtieth day after the date that Parent files its Annual Report on Form 10-K for the year ended December 31, 2007 (the “Indemnity Escrow Period”) and (ii) the Adjustment Escrow Fund until they are returned to the Owners in accordance with Section 4 of this Agreement (the “Adjustment Escrow Period”), including, in each case, without limitation, the right to vote their shares of Parent Common Stock included in the Escrow Funds.

(d) During each of the Indemnity Escrow Period and the Adjustment Escrow Period (each, an “Escrow Period”), all dividends payable in cash with respect to the shares of Parent Common Stock included in the respective Escrow Fund shall be paid to the Owners, but all dividends payable in stock or other non-cash property (“Non-Cash Dividends”) shall be delivered to the Escrow Agent to hold in accordance with the terms hereof. As used herein, the term “Escrow Fund” shall be deemed to include the Non-Cash Dividends distributed thereon, if any.

(e) During each Escrow Period, no sale, transfer or other disposition may be made of any or all of the shares of Parent Common Stock in the respective Escrow Fund except (i) to a “Permitted Transferee” (as hereinafter defined), (ii) by virtue of the laws of descent and distribution upon death of any Owner, or (iii) pursuant to a qualified domestic relations order; provided, however, that such permissive transfers may be implemented only upon the respective transferee’s written agreement to be bound by the terms and conditions of this Agreement. As used in this Agreement, the term “Permitted Transferee” shall include: (x) members of a Stockholder’s “Immediate Family” (as hereinafter defined); (y) an entity in which (A) a Stockholder and/or members of a Stockholder’s Immediate Family beneficially own 100% of such entity’s voting and non-voting equity securities, or (B) a Stockholder and/or a member of such Stockholder’s Immediate Family is a general partner and in which such Stockholder and/or members of such Stockholder’s Immediate Family beneficially own 100% of all capital accounts of such entity; and (z) a revocable trust established by a Stockholder during his lifetime for the benefit of such Stockholder or for the exclusive benefit of all or any of such Stockholder’s Immediate Family. As used in this Agreement, the term “Immediate Family” means, with respect to any Stockholder, a spouse, parents, lineal descendants, the spouse of any lineal descendant, and brothers and sisters (or a trust, all of whose current beneficiaries are members of an Immediate Family of the Stockholder). In connection with and as a condition to each permitted transfer, the Permitted Transferee shall deliver to the Escrow Agent an assignment separate from certificate executed by the transferring Stockholder, or where applicable, an order of a court of competent jurisdiction, evidencing the transfer of shares to the Permitted Transferee, together with ten (10) assignments separate from certificate executed in blank by the Permitted Transferee with respect to the shares transferred to the Permitted Transferee. Upon receipt of such documents, the Escrow Agent shall deliver to Parent the original stock certificate out of which the assigned shares are to be transferred, together with the executed assignment separate from certificate executed by the transferring Stockholder, or a copy of the applicable court order, and shall request that Parent issue new certificates representing (m) the number of shares, if any, that continue to be owned by the transferring Stockholder, and (n) the number of shares owned by the Permitted Transferee as the result of such transfer. Parent, the transferring Stockholder and the Permitted Transferee shall cooperate in all respects with the Escrow Agent in documenting each such transfer and in effectuating the result intended to be accomplished thereby. During each Escrow Period, no Owner shall pledge or grant a security interest in such Owner’s shares of Parent Common Stock included in the respective Escrow Fund or grant a security interest in such Owner’s rights under this Agreement.

2. (a) Parent, acting through the current or former member or members of Parent’s Board of Directors who has or have been appointed by Parent to take all necessary actions and make all decisions on behalf of Parent with respect to its and the Company’s rights to indemnification under Section 1.14(a) of the Merger Agreement (the “Committee”), may make a claim for indemnification pursuant to the Merger Agreement (“Indemnity Claim”) against the Indemnity Escrow Fund by giving notice (an “Indemnity Notice”) to the Representative (with a copy to the Escrow Agent) specifying (i) the covenant, representation, warranty, agreement, undertaking or obligation contained in the Merger Agreement which it asserts has been breached or otherwise entitles Parent or the Company to indemnification, (ii) in reasonable detail, the nature and dollar amount of any Indemnity Claim, and (iii) whether the Indemnity Claim results from a Third Party Claim against Parent or the Company. The Committee also shall deliver to the Escrow Agent (with a copy to the Representative), concurrently with its delivery to the Escrow Agent of the Indemnity Notice, a certification as to the date on which the Indemnity Notice was delivered to the Representative.

(b) If the Representative shall give a notice to the Committee (with a copy to the Escrow Agent) (a “Counter Indemnity Notice”), within 30 days following the date of receipt (as specified in the Committee’s certification) by the Representative of a copy of the Indemnity Notice, disputing whether the Indemnity Claim is indemnifiable under the Merger Agreement, the Committee and the Representative shall attempt to resolve such dispute by voluntary settlement as provided in Section 2(c) below. If no Counter Indemnity Notice with respect to an Indemnity Claim is received by the Escrow Agent from the Representative within such 30-day period, the Indemnity Claim shall be deemed to be an Established Claim (as hereinafter defined) for purposes of this Agreement.

(c) If the Representative delivers a Counter Indemnity Notice to the Escrow Agent, the Committee and the Representative shall, during the period of 60 days following the delivery of such Counter Indemnity Notice or such greater period of time as the parties may agree to in writing (with a copy to the Escrow Agent), attempt to resolve the dispute with respect to which the Counter Indemnity Notice was given. If the Committee and the Representative shall reach a settlement with respect to any such dispute, they shall jointly deliver written notice of such settlement to the Escrow Agent specifying the terms thereof. If the Committee and the Representative shall be unable to reach a settlement with respect to a dispute, such dispute shall be resolved by arbitration pursuant to Section 2(d) below.

(d) If the Committee and the Representative cannot resolve a dispute prior to expiration of the 60-day period referred to in Section 2(c) above (or such longer period as the parties may have agreed to in writing), then such dispute shall be submitted (and either party may submit such dispute) for arbitration before a single arbitrator in Wilmington, Delaware, in accordance with the commercial arbitration rules of the American Arbitration Association then in effect and the provisions of Section 10.12 of the Merger Agreement to the extent that such provisions do not conflict with the provisions of this paragraph. The Committee and the Representative shall attempt to agree upon an arbitrator; if they shall be unable to agree upon an arbitrator within 10 days after the dispute is submitted for arbitration, then either the Committee or the Representative, upon written notice to the other, may apply for appointment of such single arbitrator by the American Arbitration Association in accordance with its rules. Each party shall pay the fees and expenses of counsel used by it and 50% of the fees and expenses of the arbitrator and of other expenses of the arbitration. The arbitrator shall render his decision within 90 days after his appointment and may award costs to either the Committee or the Representative if, in his sole opinion reasonably exercised, the claims made by any other party had no reasonable basis and were arbitrary and capricious. Such decision and award shall be in writing and shall be final and conclusive on the parties, and counterpart copies thereof shall be delivered to each of the parties. Judgment may be obtained on the decision of the arbitrator so rendered in any court having jurisdiction and may be enforced in any such court. If the arbitrator shall fail to render his decision or award within such 90-day period, either the Committee or the Representative may apply to any Delaware state court sitting in New Castle County, Delaware, or any federal court sitting in such county then having jurisdiction, by action, proceeding or otherwise, as may be proper to determine the matter in dispute consistently with the provisions of this Agreement. The parties consent to the exclusive jurisdiction of the Delaware state courts sitting in New Castle County or any federal court having jurisdiction and sitting in such county for this purpose. The prevailing party (or either party, in the case of a decision or award rendered in part for each party) shall send a copy of the arbitration decision or of any judgment of the court to the Escrow Agent.

(e) As used in this Agreement, “Established Claim” means any (i) Indemnification Claim deemed established pursuant to the last sentence of Section 2(b) above, (ii) Indemnification Claim resolved in favor of Parent or the Company by settlement pursuant to Section 2(c) above, resulting in a damages award to Parent or the Company, (iii) Indemnification Claim established by the decision of an arbitrator pursuant to Section 2(d) above, resulting in a damages award to Parent, (iv) Third Party Claim that has been sustained by a final determination (after exhaustion of any appeals) of a court of competent jurisdiction, or (v) Third Party Claim that the Committee and the Representative have jointly notified the Escrow Agent has been settled in accordance with the provisions of the Merger Agreement; provided that, subject to the terms of the Merger Agreement, no Indemnification Claim shall become an Established Claim unless and until the aggregate amount of indemnification Losses, as set forth in Section 7.4(c) of the Merger Agreement, exceeds $475,000, in which event the amount payable with respect to all Established Claims shall only be the amount in excess of $375,000.

(f) (i) Promptly after an Indemnity Claim becomes an Established Claim, the Committee and the Representative shall jointly deliver a notice to the Escrow Agent (a “Joint Indemnity Notice”) directing the Escrow Agent to pay to Parent, and the Escrow Agent promptly shall, subject to Sections 2(f)(ii) and (iii), pay to Parent, an amount (in shares of Parent Common Stock) equal to the aggregate dollar amount of the Established Claim (or, if at such time there remains in the Indemnity Escrow Fund less than the full amount so payable, the full amount remaining in the Indemnity Escrow Fund).

(ii) Payment of an Established Claim shall be made in shares of Parent Common Stock, pro rata from the Indemnity Escrow Fund account maintained on behalf of each Owner. For purposes of each payment, such shares shall be valued at the “Fair Market Value” (as defined below). However, in no event shall the Escrow Agent be required to calculate Fair Market Value or make a determination of the number of shares to be delivered to Parent in satisfaction of any Established Claim; rather, such calculation shall be included in and made part of the Joint Indemnity Notice. The Escrow Agent shall transfer to Parent out of the Indemnity Escrow Fund that number of shares of Parent Common Stock necessary to satisfy each Established Claim, as set out in the Joint Indemnity Notice. Any dispute between the Committee and the Representative concerning the calculation of Fair Market Value or the number of shares necessary to satisfy any Established Claim, or any other dispute regarding a Joint Indemnity Notice, shall be resolved between the Committee and the Representative in accordance with the procedures specified in Section 2(d) above, and shall not involve the Escrow Agent. Each transfer of shares in satisfaction of an Established Claim shall be made by the Escrow Agent delivering to Parent one or more stock certificates held in each Owner’s account evidencing not less than such Owner’s pro rata portion of the aggregate number of shares specified in the Joint Indemnity Notice, together with assignments separate from certificate executed in blank by such Owner and completed by the Escrow Agent in accordance with instructions included in the Joint Indemnity Notice. Upon receipt of the stock certificates and assignments, Parent shall deliver to the Escrow Agent new certificates representing the number of shares owned by each Owner after such payment. The parties hereto (other than the Escrow Agent) agree that the foregoing right to make payments of Established Claims in shares of Parent Common Stock may be made notwithstanding any other agreements restricting or limiting the ability of any Owner to sell any shares of Parent stock or otherwise. The Committee and the Representative shall be required to exercise utmost good faith in all matters relating to the preparation and delivery of each Joint Indemnity Notice. As used herein, “Fair Market Value” means the average reported closing price for the Parent Common Stock for the ten trading days ending on the last trading day prior to the day the Established Claim is paid.

(iii) Notwithstanding anything herein to the contrary, at such time as an Indemnification Claim has become an Established Claim, the Representative shall have the right to substitute for the Escrow Shares that otherwise would be paid in satisfaction of such claim (the “Claim Shares”), cash in an amount equal to the amount of the Established Claim (“Substituted Cash”). In such event (i) the Joint Indemnity Notice shall include a statement describing the substitution of Substituted Cash for the Claim Shares, and (ii) substantially contemporaneously with the delivery of such Joint Indemnity Notice, the Representative shall cause currently available funds to be delivered to the Escrow Agent in an amount equal to the Substituted Cash. Upon receipt of such Joint Indemnity Notice and Substituted Cash, the Escrow Agent shall (y) in payment of the Established Claim described in the Joint Indemnity Notice, deliver the Substituted Cash to Parent in lieu of the Claim Shares, and (z) cause the Claim Shares to be returned to the Representative.

3. On the first Business Day after the expiration of the Indemnity Escrow Period, the Committee and the Representative shall jointly deliver a written notice instructing the Escrow Agent, upon receipt upon receipt thereof, to distribute and deliver to each Owner certificates representing the shares of Parent Common Stock then in such Owner’s account in the Indemnity Escrow Fund, unless at such time there are any Indemnity Claims with respect to which Indemnity Notices have been received but which have not been resolved pursuant to Section 2 hereof or in respect of which the Escrow Agent has not been notified of, and received a copy of, a final determination (after exhaustion of any appeals) by a court of competent jurisdiction, as the case may be (in either case, “Pending Claims”), and which, if resolved or finally determined in favor of Parent, would result in a payment to Parent, in which case such joint written notice shall instruct to Escrow Agent to retain, and the Escrow Agent shall retain, and the total amount of such distributions to such Owner shall be reduced by, the “Pending Claims Reserve” (as hereafter defined). The Committee and the Representative shall certify to the Escrow Agent the Fair Market Value to be used in calculating the Pending Claims Reserve and the number of shares of Parent Common Stock to be retained therefor. Thereafter, if any Pending Claim becomes an Established Claim, the Committee and the Representative shall deliver to the Escrow Agent a Joint Indemnity Notice directing the Escrow Agent to pay to Parent an amount in respect thereof determined in accordance with Section 2(f) above, and to deliver to each Owner shares of Parent Common Stock then in such owner’s account in the Indemnity Escrow Fund having a Fair Market Value equal to the amount by which the remaining portion of his account in the Indemnity Escrow Fund exceeds the then Pending Claims Reserve (determined as set forth below), all as specified in a Joint Indemnity Notice. If any Pending Claim is resolved against Parent, the Committee and the Representative shall deliver to the Escrow Agent a Joint Indemnity Notice directing the Escrow Agent to pay to each Owner the amount by which the remaining portion of his account in the Indemnity Escrow Fund exceeds the then Pending Claims Reserve. Upon resolution of all Pending Claims, the Committee and the Representative shall deliver to the Escrow Agent a Joint Indemnity Notice directing the Escrow Agent shall pay to such Owner the remaining portion of his or her account in the Indemnity Escrow Fund.

As used herein, the “Pending Claims Reserve” shall mean, at the time any such determination is made, that number of shares of Parent Common Stock in the Indemnity Escrow Fund having a Fair Market Value equal to the sum of the aggregate dollar amounts claimed to be due with respect to all Pending Claims (as shown in the Indemnity Notices of such Claims).

4. (a) Upon receipt by Parent from the Company of the schedules referred to in Section 1.5(b) of the Merger Agreement, Parent shall calculate the Aggregate Parent Common Stock Number and, if the Aggregate Parent Common Stock Number, as so calculated, is less than the number of Closing Date Shares, shall deliver a notice (“Adjustment Notice”) to the Representative, with a copy to the Escrow Agent, setting forth such calculation and stating the Aggregate Parent Common Stock Number and the number of Adjustment Escrow Shares to be returned to Parent for cancellation pursuant to Section 1.5(c)(ii) of the Merger Agreement. Parent also shall deliver to the Escrow Agent (with a copy to the Representative), concurrently with its delivery to the Escrow Agent of the Adjustment Notice, a certification as to the date on which the Adjustment Notice was delivered to the Representative.

(b) If the Representative shall give a notice to Parent (with a copy to the Escrow Agent) (a “Counter Adjustment Notice”), within 30 days following the date of receipt (as specified in the Committee’s certification) by the Representative of a copy of the Adjustment Notice, disputing Parent’s calculation of the Aggregate Parent Common Stock Number, the Committee and Parent shall attempt to resolve such dispute by voluntary settlement in the manner provided in Section 2(c) or, if the dispute is not so resolved, by arbitration in the manner provided in Section 2(d). If no Counter Adjustment Notice is received by the Escrow Agent from the Representative within such 30-day period, the calculation of the Aggregate Parent Common Stock Number shall be deemed to be established as set forth in the Adjustment Notice for all purposes of this Agreement.

(c) Promptly upon the Aggregate Parent Common Stock Number becoming established either as set forth in the Adjustment Notice, by resolution of Parent and the Representative or by arbitration, as the case may be, upon receipt of a joint written notice from Parent and the Representative, the Escrow Agent shall deliver to Parent, for cancellation, that number of Adjustment Escrow Shares equal to the difference between the number of Closing Date Shares and the Aggregate Parent Common Stock Number as so established and shall distribute and deliver certificates representing the remaining Adjustment Escrow Shares to the Owners, in each case in proportion to the amounts of Adjustment Escrow Shares deposited in each such Owner’s account in the Adjustment Escrow Fund.

5. The Escrow Agent, the Committee, Parent and the Representative shall cooperate in all respects with one another in the calculation of any amounts determined to be payable to Parent and the Owners in accordance with this Agreement and in implementing the procedures necessary to effect such payments.

6. (a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein. It is understood that the Escrow Agent is not a trustee or fiduciary and is acting hereunder merely in a ministerial capacity.

(b) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

(c) The Escrow Agent’s sole responsibility upon receipt of any notice requiring any payment to Parent pursuant to the terms of this Agreement or, if such notice is disputed by the Committee or the Representative, the settlement with respect to any such dispute, whether by virtue of joint resolution, arbitration or determination of a court of competent jurisdiction, is to pay to Parent the amount specified in such notice, and the Escrow Agent shall have no duty to determine the validity, authenticity or enforceability of any specification or certification made in such notice.

(d) The Escrow Agent shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement, and may consult with counsel of its own choice and shall have full and complete authorization and indemnification under Section 6(g), below, for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

(e) The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over the Escrow Funds to a successor escrow agent appointed jointly by the Committee and the Representative. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Funds with any court it reasonably deems appropriate.

(f) In the event of a dispute between the parties as to the proper disposition of an Escrow Fund, the Escrow Agent shall be entitled (but not required) to deliver such Escrow Fund into the United States District Court for the Southern District of New York and, upon giving notice to the Committee and the Representative of such action, shall thereupon be relieved of all further responsibility and liability.

(g) The Escrow Agent shall be indemnified and held harmless by Parent from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the Escrow Funds held by it hereunder, other than expenses or losses arising from the gross negligence or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify the other parties hereto in writing. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Fund in question or it may deposit such Escrow Fund with the clerk of any appropriate court and be relieved of any liability with respect thereto or it may retain such Escrow Fund pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the shares of Parent Common Stock in such Escrow Fund are to be disbursed and delivered.

(h) The Escrow Agent shall be entitled to reasonable compensation from Parent for all services rendered by it hereunder. The Escrow Agent shall also be entitled to reimbursement from Parent for all reasonable documented expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges.

(i) From time to time on and after the date hereof, the Committee and the Representative shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

(j) Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

7. This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the parties hereto except this Agreement and shall have no duty to inquire into the terms and conditions of any agreement made or entered into in connection with this Agreement, including, without limitation, the Merger Agreement.

8. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, successors, assigns and legal representatives, shall be governed by and construed in accordance with the law of Delaware applicable to contracts made and to be performed therein except that issues relating to the rights and obligations of the Escrow Agent shall be governed by and construed in accordance with the law of New York applicable to contracts made and to be performed therein. This Agreement cannot be changed or terminated except by a writing signed by the Committee, the Representative and the Escrow Agent.

9. The Committee, Parent and the Representative each hereby consents to the exclusive jurisdiction of the Delaware state courts sitting in New Castle County and federal courts sitting in such county with respect to any claim or controversy arising out of this Agreement. Service of process in any action or proceeding brought against the Committee, Parent or the Representative in respect of any such claim or controversy may be made upon it by registered mail, postage prepaid, return receipt requested, at the address specified in Section 10, with a copy delivered by nationally recognized overnight carrier to Graubard Miller, The Chrysler Building, 405 Lexington Avenue, New York, N.Y. 10174-1901, Attention: David Alan Miller, Esq.

10. All notices and other communications under this Agreement shall be in writing and shall be deemed given if given by hand or delivered by nationally recognized overnight carrier, or if given by telecopier and confirmed by mail (registered or certified mail, postage prepaid, return receipt requested), to the respective parties as follows:

A.    If to the Committee, to it at:

c/o TerraNova Management Corp.

2 Bloor Street West, Suite 3400

Toronto, Ontario, Canada M4W 3E2

Attention: Lee Chung and Jesse Gill

Telecopier No.: 416-644-6001

with a copy to:

Graubard Miller

The Chrysler Building

405 Lexington Avenue

New York, New York 10174-1901

Attention: David Alan Miller, Esq.

Telecopier No.: 212-818-8881

B.    If to the Representative, to him at:

c/o ClearPoint Business Resources, Inc.

1600 Manor Drive, Suite 310

Chalfont, PA 18914

Attention: Michael Traina

Telecopier No.: 866-977-7711

with a copy to:

Blank Rome LLP

One Logan Square

Philadelphia, PA 19103

Attention: Alan L. Zeiger, Esq.

Telecopier No.: 215-569-5754

C.    If to the Escrow Agent, to it at:

Continental Stock Transfer & Trust Company

2 Broadway

New York, New York 10004

Attention: Steven G. Nelson

Telecopier No.: 212-509-5150

D.    If to Parent, to it at the addresses listed above

for the Committee and the Representative

or to such other person or address as any of the parties hereto shall specify by notice in writing to all the other parties hereto.

11. (a) If this Agreement requires a party to deliver any notice or other document, and such party refuses to do so, the matter shall be submitted to arbitration pursuant to Section 2(d) of this Agreement.

(b) All notices delivered to the Escrow Agent shall refer to the provision of this Agreement under which such notice is being delivered and, if applicable, shall clearly specify the aggregate dollar amount due and payable to Parent and the number of shares of Parent Common Stock to be returned to Parent.

(c) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement on the date first above written.

CLEARPOINT BUSINESS RESOURCES, INC. (formerly known as Terra Nova Acquisition Corporation)

By:
Name:
Title:

THE REPRESENTATIVE

Name:

ESCROW AGENT

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name: Title:	Steven G. Nelson Chairman

ANNEX F

Graubard Miller

The Chrysler Building

405 Lexington Avenue

New York, N.Y. 10174-1901

(212) 818-8800

facsimile:	direct dial number
(212) 818-8881

                    , 2006

Terra Nova Acquisition Corporation

12 Bloor Street West, Suite 3400

Toronto, Canada M4W 3E2

Re: Merger with ClearPoint

Dear Sirs:

We have acted as counsel to Terra Nova Acquisition Corporation (“Terra Nova”), a Delaware corporation, in connection with the proposed merger of its wholly owned subsidiary CPBR Acquisition, Inc., (“Merger Sub”), a Delaware corporation, with and into ClearPoint Business Resources, Inc. (“ClearPoint”), a Delaware corporation, for shares of common stock of Terra Nova and cash. As a result of the merger, ClearPoint will become a wholly owned subsidiary of Terra Nova. You have requested our opinion in connection with the federal income tax consequences of the proposed merger to Terra Nova and the stockholders of Terra Nova.

FACTS

The relevant facts are set forth in the Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on                     , 2006, File No.                     , as amended (the “Proxy Statement”), and the Agreement and Plan of Merger, dated August 9, 2006, among Terra Nova, Merger Sub, ClearPoint and all of the stockholders of ClearPoint. For purposes of this opinion we have assumed and rely upon the truth and accuracy of the facts as set forth in the aforesaid documents.

A summary of the facts are as follows: Terra Nova was organized July 21, 2004 to effect a business combination with an unidentified business. Its assets consist primarily of cash in a trust account. The outstanding common stock of Terra Nova is publicly held and is traded on the OTCBB. ClearPoint, founded in 2001, is a provider of workforce management solutions throughout the United States, based in Chalfont, Pennsylvania. ClearPoint provides comprehensive workforce management solutions, including outsourcing placement and recruiting services, vendor management and staff augmentation programs.

Under the Agreement and Plan of Merger, Merger Sub will be merged with and into ClearPoint and ClearPoint will continue as the surviving corporation, becoming a wholly owned subsidiary of Terra Nova. On the effective date of the merger (“Effective Date”), the holders of the outstanding shares of common stock of ClearPoint will exchange for such shares 5,997,727 shares of Terra Nova common stock (subject to adjustment). The merger agreement also provides for the ClearPoint stockholders to receive additional performance payments based on the share price of Terra Nova’s common stock after closing. The performance payments are payable in cash and shares as follows:

Tranche	Expiry Date	Cash	Shares	Target Share Price
1	December 31, 2007	$1,075,000	126,471	$8.50
2	12 months after Tranche 1 expiry or achievement	$1,075,000	97,727	$11.00
3	12 months after Tranche 2 expiry or achievement	$1,075,000	82,692	$13.00

	Totals	$3,225,000	306,890

F-1

Terra Nova Acquisition Corporation

                    , 2006

The performance payments with respect to each tranche become payable if the last reported sale price for the Terra Nova’s common shares on the market on which it is traded is at least the Target Share Price for that tranche for 45 consecutive trading days in the period prior to the tranche expiry date.

The stockholders of ClearPoint, each individually, may request up to or the entire amount of each performance payment to be paid in Terra Nova shares at the Target Share Price for each Tranche. However, Terra Nova, acting through a majority of its directors who were not stockholders of ClearPoint, has the right to pay up to the full amount of each tranche of the performance payment in cash. In each instance, the shares of Terra Nova stock will be valued at the Target Share Price for the tranche in question.

Based upon today’s $             trading price in Terra Nova common stock, the value of the 5,997,727 common stock of Terra Nova deliverable at the Closing is approximately $            . If all the $3,225,000 cash is delivered to satisfy the contingent payment, the total merger consideration would be approximately $            - cash representing approximately 9.5% of the merger consideration and Terra Nova common stock 91.5% of the merger consideration. If no cash is delivered to satisfy the contingent payment, and the contingent payment is satisfied in full by delivery of the maximum 306,890 shares (which at today’s trading price has a value of approximately $            ), the total merger consideration would be approximately $            - 100% of which would be in Terra Nova common stock. If the 306,890 shares representing the contingent payment are valued at their respective target share prices set forth in the foregoing schedule, the total prospective valuation is equal to approximately $3,225,000, making the total merger consideration approximately $            .

Of the shares to be issued to the ClearPoint stockholders at the Closing, 10% of these shares, or 599,772 shares, will be placed in escrow to secure Terra Nova’s indemnity rights under the merger agreement. The ClearPoint stockholders retain their right to vote their shares and receive cash dividends on the escrowed shares. Under Section 2(f)(iii) of escrow agreement, the ClearPoint stockholders may substitute cash for the escrowed stock.

In the proposed merger, all of the assets of ClearPoint will be acquired by Merger Sub and Terra Nova will own 100% of the outstanding common stock of ClearPoint.

Terra Nova’s stockholders will continue to hold the shares of Terra Nova common stock that they owned prior to the merger. Holders of Terra Nova common stock issued in its IPO have the right to vote against the merger proposal and demand that Terra Nova convert such shares into a pro rata portion of the trust account.

THE LAW

The Internal Revenue Code of 1986, as amended (“IRC”) provides that in a “reorganization” exchanges of property and stock or securities do not result in a taxable event. The term “reorganization” is defined by IRC Section 368(a)(1)(A) to include mergers. IRC Section 368(a)(2)(E) allows reorganization treatment when a controlled subsidiary merges into the target company (which emerges as the surviving corporation) and shareholders of the target exchange their stock for stock of the parent corporation, a so-called “reverse-subsidiary-merger” acquisition. This type of reorganization is effected where (1) pursuant to a merger the former target shareholders surrender an amount of stock representing at least 80% of each class of target stock; (2) after the merger, the target holds substantially all its properties and substantially all the properties of the merger subsidiary (other than the stock of the parent corporation distributed in the transaction); (3) stock of the parent corporation which was in control of the merger subsidiary is used to effect the merger; and (4) the target becomes a first-tier subsidiary of the parent. Each of the foregoing requirements is complied with in the proposed merger.

IRC Section 354(a)(1) provides that no gain or loss is recognized if stock or securities in a corporation a party to a reorganization are, in pursuance of the plan of reorganization, exchanged solely for stock or securities in such corporation or in another corporation a party to the reorganization.

F-2

Terra Nova Acquisition Corporation

                    , 2006

IRC Section 1032 provides that “no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for stock (including treasury stock) of such corporation.”

The Internal Revenue Service holds that a subsidiary recognizes no gain or loss upon the issuance of its parent’s stock in connection with a reorganization. See Treasury Regulations §1.1032.2; Rev. Rul. 57-278, 1957-1 Cum. Bul. 124. When a subsidiary is a transitory first-tier subsidiary used to effect a reverse subsidiary-merger, the subsidiary may be disregarded and the transaction recharacterized as a direct acquisition by the parent and thereby protected by IRC Section 1032. cf. Rev. Rul. 73-427, 1973-2 Cum. Bul. 301.

IRC Section 61 provides that gross income includes “gains derived from dealings in property.” IRC Section 1001 provides that gain or loss shall be recognized on “the sale or exchange of property” and gain shall be the excess of the amount realized from the sale or other disposition of property over the adjusted basis of the property. IRC Section 1221 defines a “capital asset” as property held by the taxpayer other than stock in trade, inventory, property held primarily for sale to customers, depreciable property, real property used in trade or business, and certain other specified types of property. IRC Section 1222(3) defines “long-term capital gain” as gain from the sale or exchange of a capital asset held for more than one year

OPINION

Assuming that the above factual statements are the same on the Effective Date, our opinion of the Federal income tax consequences of the proposed merger to Terra Nova and Terra Nova stockholders, based upon existing provisions of the IRC, is:

1. The merger of Merger Sub into ClearPoint will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

2. No gain or loss will be recognized by Terra Nova upon the issuance of its stock in connection with the proposed merger.

3. No gain or loss will be recognized by Merger Sub in connection with the proposed merger.

4. No gain or loss will recognized by stockholders of Terra Nova if their conversion rights are not exercised.

5. A stockholder of Terra Nova who exercises conversion rights and effects a termination of the stockholders’ interest in Terra Nova will generally be required to recognize gain or loss upon the exchange of that stockholders’ shares of common stock of Terra Nova for cash. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that stockholder’s shares of Terra Nova common stock. This gain or loss will generally be a capital gain or loss if such shares were held as a capital asset on the date of the merger and will be a long-term capital gain or loss if the holding period for the share of Terra Nova common stock is more than one year.

This opinion is furnished to you for your benefit in connection with the transactions contemplated by the Agreement and Plan of Merger and may not be relied upon by any other person or used for any other purpose without our prior written consent.

We consent to the inclusion of a copy of this opinion as an exhibit to the Registration Statement, and to the references to this opinion and to this firm in the Prospectus.

Very truly yours,

F-3

ANNEX G

July 20, 2006

The Board of Directors

Terra Nova Acquisition Corp.

2 Bloor Street West

Suite 3400

Toronto, ON M4W 3E2

Canada

Gentlemen:

We have been advised that, pursuant to the Draft Agreement and Plan of Merger dated July 19, 2006 (the “Merger Agreement”), by and among i) Terra Nova Acquisition Corporation (“Terra”), ii) CPBR Acquisition, Inc., a wholly owned subsidiary of Terra (“CPBR”), iii) ClearPoint Business Resources, Inc., formally known as Mercer Staffing, Inc. (“ClearPoint”), and iv) the stockholders of ClearPoint, CPBR will merge with and into ClearPoint with ClearPoint becoming the surviving entity (the “Merger”). The payment at closing to ClearPoint stockholders for all outstanding ClearPoint equity will be 6,709,791 shares of Terra common stock (the “Initial Consideration”). The Merger Agreement also provides for ClearPoint’s stockholders to receive certain additional cash and stock payments based upon escalating minimum target share price of Terra Nova common stock (the “Additional Consideration”, and together with the Initial Consideration, the “Merger Consideration”). Terra will also assume approximately $15.0 million in ClearPoint funded debt in connection with the Merger.

The Board of Directors of Terra has retained Capitalink, L.C. (“Capitalink”) to render an opinion as to whether, on the date of such opinion, (i) the Merger Consideration is fair, from a financial point of view, to Terra’s stockholders, and (ii) the fair market value of ClearPoint is at least equal to 80% of the net assets of Terra.

We were not asked to consider, and our opinion does not address, the relative merits of the Merger as compared to any alternative business strategy that might exist for Terra. We were not engaged to seek alternatives to the Merger that might exist for Terra. The amount of the Merger Consideration was determined pursuant to negotiations between Terra, ClearPoint and each of their respective advisors, and not pursuant to our recommendations.

In arriving at our opinion, we took into account an assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally and, among other things:

•	Reviewed the Merger Agreement.

The Board of Directors

Terra Nova Acquisition Corp.

July 20, 2006

•	Reviewed publicly available financial information and other data with respect to Terra, including the Annual Report on Form 10-KSB for the year ended December 31, 2005, the Quarterly Report on Form 10-QSB for the three months ended March 31, 2006, and the Current Report on Form 8-K filed May 23, 2006.

•	Reviewed non-public information and other data with respect to ClearPoint, including draft audited financial statements for the years ended December 31, 2004 and 2005, unaudited interim financial statements for the six months ended June 30, 2006, financial projections for the four years ending December 31, 2006, 2007, 2008 and 2009, the ClearPoint information memorandum dated May 2006, the ClearPoint management presentation dated May 29, 2006 and other internal financial information and management reports.

•	Reviewed and analyzed the Merger’s pro forma impact on Terra’s securities outstanding and stockholder ownership.

•	Considered the historical financial results and present financial condition of ClearPoint.

•	Reviewed and compared the trading of, and the trading market for Terra’s common stock, the Comparable Companies (as defined hereinafter), and two general market indices.

•	Reviewed the value of the Merger Consideration and the enterprise value consideration

•	Reviewed and analyzed ClearPoint’s projected unlevered free cash flows and prepared a discounted cash flow analysis.

•	Reviewed and analyzed certain financial characteristics of publicly-traded companies that were deemed to have characteristics comparable to ClearPoint (the “Comparable Companies”).

•	Reviewed and analyzed certain financial characteristics of target companies in transactions where such target Company was deemed to have characteristics comparable to that of ClearPoint.

•	Reviewed and discussed with representatives of Terra and ClearPoint certain financial and operating information furnished by them, including financial analyses with respect to ClearPoint’s business and operations.

•	Performed such other analyses and examinations as were deemed appropriate.

In arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by us without assuming any responsibility for any independent verification of any such information and have further relied upon the assurances of Terra and ClearPoint management that they are not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information utilized, we assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which we could make our analysis and form an opinion. We have not made a physical inspection of the properties and facilities of ClearPoint and have not made or obtained any evaluations or appraisals of the assets or liabilities of ClearPoint (contingent or otherwise). We have not attempted to confirm whether ClearPoint has good title to its assets.

We assumed that the Merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statues, rules and regulations. We assumed that the Merger will be consummated substantially in accordance with the terms set forth in the Merger Agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to

The Board of Directors

Terra Nova Acquisition Corp.

July 20, 2006

Terra’s stockholders. Further, Capitalink has assumed that the Merger qualify as a reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986.

Our analysis and opinion are necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of July 20, 2006. Accordingly, although subsequent developments may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion.

Our opinion is for the use and benefit of the Board of Directors of Terra in connection with its consideration of the Merger and is not intended to be and does not constitute a recommendation to any stockholder of Terra whether such stockholder should take any action, if required, such as voting on any matter, in connection with the contemplated Merger. Capitalink does not express any opinion as to the future performance of Terra or ClearPoint or the price at which Terra’s common stock would trade at any time in the future.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, (i) the Merger Consideration is fair, from a financial point of view, to Terra’s stockholders, and (ii) the fair market value of ClearPoint is at least equal to 80% of the net assets of Terra.

In connection with our services, we have received a fee for the rendering of this opinion. Our fee for providing the fairness opinion was not contingent on the completion of the Merger. Neither Capitalink nor its principals beneficially own any interest in Terra or ClearPoint. Further, Capitalink has not provided any other services to Terra or ClearPoint in the past. In addition, Terra has agreed to indemnify us for certain liabilities that may arise out of the rendering this opinion.

Our opinion is for the use and benefit of the Board of Directors and is rendered in connection with its consideration of the Merger and may not be used by Terra for any other purpose or reproduced, disseminated, quoted or referred to by Terra at any time, in any manner or for any purpose, without the prior written consent of Capitalink, except that this opinion may be reproduced in full in, and references to the opinion and to Capitalink and its relationship with Terra may be included in filings made by Terra with the Securities and Exchange Commission, if required by Securities and Exchange Commission rules, and in any proxy statement or similar disclosure document disseminated to shareholders if required by the Securities and Exchange Commission rules.

Very truly yours,

Capitalink, L.C.

ANNEX H

CLEARPOINT BUSINESS RESOURCES, INC.

EMPLOYMENT AGREEMENT

THIS AGREEMENT (this “Agreement”), dated as of                     , 2006 by and between ClearPoint Business Resources, Inc., a Delaware corporation located at 1600 Manor Drive, Suite 110, Chalfont, PA 18914 (the “Company”), and Michael D. Traina of 2 Mercer Gate Drive, Doylestown, PA (the “Executive”).

BACKGROUND

The Company desires to employ Executive and Executive desires to be employed by the Company, all upon the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and other good and valuable consideration, intending to be legally bound, the parties to this Agreement hereby agree as follows:

1. Employment and Duties. The Company shall employ Executive, and Executive hereby accepts such employment, as Chief Executive Officer of the Company during the term of employment set forth in Section 2. Executive shall have responsibility for the day-to-day business and affairs of the Company subject to the direction of the Company’s Board of Directors (the “Board”), and such other responsibilities and duties, consistent with his position and expertise, as may from time to time be reasonably prescribed by the Board. Executive shall devote his full time, energy, skill and best efforts to the business and affairs of the Company and its subsidiaries. Executive agrees to serve and Company agrees to ensure that Executive is elected during the Term (as defined below) as a director of the Company. Without effecting the foregoing, the Company agrees that, with the prior approval of the Board, Executive may also serve as a director of any other company except a competitor of the Company. Executive acknowledges and agrees that he shall observe and comply with all of the Company’s reasonable policies.

2. Term. The term of employment under this Agreement shall be a period commencing on the date hereof and ending on                     , 2009 (“Initial Term”), unless further extended or sooner terminated in accordance with the other provisions hereof (which initial three year period and extended periods described below shall be referred to as the “Term”). On the expiration of the Initial Term and on each anniversary thereafter, the Term shall, subject to the following sentence, be automatically extended for one year. The Company or Executive may elect to terminate any automatic extension of the Term set forth in this Section 2 by giving written notice of such election to the other at least six months prior to any anniversary date.

3. Compensation and Benefits.

3.1 Salary. The Company shall pay to Executive as his compensation for services rendered hereunder a base salary of not less than $300,000 per year (which base salary as increased from time to time pursuant to this Section 3.1 shall be referred to as the “Salary”), payable in accordance with the Company’s normal payroll practices for Executive officers. The Company shall deduct or cause to be deducted from the Salary all taxes and amounts required by law to be withheld. The Salary shall be reviewed by the Board periodically in accordance with the Company’s normal compensation review practices for executive officers; provided that the Salary shall be subject to reasonable review at such times as shall be determined by the Board with such determination being made no less frequently than annually; provided further that such review shall include at a minimum appropriate cost of living increases.

3.2 Benefits. During the Term, subject to the other provisions of this Agreement, Executive shall be entitled to participate and shall be included in any benefit plan of the Company currently available to executive officers (or otherwise approved by the Board) to the extent Executive is eligible under the general provisions thereof (“Generally Available Benefits”). Without limiting the generality of the foregoing, Executive shall be entitled to:

3.2.1 Reimbursement of Expenses. Executive is authorized to incur ordinary, necessary and reasonable expenses in the course of Company’s business. The Company shall reimburse Executive for such expenses upon presentation by the Executive of an itemized account of such expenditures in a manner prescribed by the Company, unless such expenses have been paid directly by the Company. In addition, Executive shall be entitled to be reimbursed for the following: (i) cellular phone expenses; (ii) lease of an automobile (up to $1,000 per month) and all expenses related thereto including fuel, maintenance and insurance; and (iii) supplemental health life or disability related expenses.

3.2.2 Health, Life and Disability. Executive shall be entitled to receive, at the Company’s expense, health insurance which includes coverage for Executive and his immediate family. The Company will maintain for the Term a term life insurance policy in the amount currently in effect, the beneficiary of which will be named by Executive. Executive shall also be entitled to receive long-term disability insurance as provided and paid for by the Company.

3.3 Bonus. Executive shall be entitled to a bonus to be determined by the Board and the Compensation Committee of the Board.

3.4 Options. Board of Directors will consider the issuance of options to Executive under the Company’s Stock Option Plan at least annually.

4. Termination.

4.1 Notice of Termination. Any termination by the Company or by Executive, other than due to Executive’s death, shall be communicated by written Notice of Termination to the other party. As used in this Agreement, (a) ”Notice of Termination” means a written notice specifying the termination provision in this Agreement relied upon and (b) ”Date of Termination” means the date of death or the date specified in the Notice of Termination, as the case may be.

4.2 Grounds for Termination.

4.2.1 Termination upon Death. Executive’s employment with the Company and all of his rights to Compensation and Benefits hereunder shall automatically terminate upon his death, except that his heirs, personal representatives or estate (as the case may be) shall be entitled to (i) any unpaid portion of his Salary and Benefits up to the Date of Termination and (ii) any approved but unpaid bonus payments, if any, with respect to the Company’s fiscal year in which the Date of Termination occurs (the “Current Fiscal Year”).

4.2.2 Termination upon Disability. If Executive becomes disabled, Executive shall continue to receive all of his Compensation and Benefits in accordance with Section 3 hereunder. Any amounts due to Executive under this Section 4.2.2 shall be reduced, dollar-for-dollar, by any amounts received by Executive under any disability insurance policy or plan provided to Executive by the Company. “Onset of Disability” means the first day on which Executive shall be unable to attend to the regular affairs of the Company on a full time basis by reason of physical or mental incapacity, sickness or infirmity. If Executive’s disability continues for more than 120 days after the Onset of Disability or for periods aggregating more than 120 days during any twelve month period (in either case, “Fully Disabled”), then the Company shall have the right to terminate Executive’s employment upon vote of at least sixty percent (60%) of the Board, excluding Executive, immediately upon Notice of Termination, and all of Executive’s rights to Compensation and Benefits hereunder shall simultaneously terminate, except that Executive shall be entitled to (i) any earned but unpaid portion of his Salary and Benefits up to the Date of Termination and (ii) any approved but unpaid bonus, if any, with respect to the Current Fiscal Year.

4.2.3 Termination by the Company. At any time during the Term, the Company may terminate Executive’s employment hereunder with or without Cause (defined below) upon the vote of at least sixty percent (60%) of the Board, excluding Executive, effective immediately upon Notice of Termination. For purposes of this Agreement, “Cause” shall mean: (i) Executive’s material breach of this Agreement, or (ii) Executive is convicted of a felony or any crime involving fraud, larceny or embezzlement; provided, however, that in the case of conduct described in clause (i) above, such conduct shall not constitute “Cause” for the purposes of this Section 4.2.3 unless (a) the Board shall have given Executive notice setting forth with specificity (1) the conduct deemed to constitute Cause, (2) reasonable action that would remedy the objectionable conduct, and (3) a reasonable time, not less than five days, within which Executive may take such remedial action, and (b) Executive shall not have taken such specified remedial action within such specified reasonable time. Subject to Section 4.2.5 hereof, on termination of this Agreement pursuant to this Section 4.2.3, all of Executive’s right to Compensation and Benefits shall automatically terminate as of the Date of Termination except with respect to any earned but unpaid portion of his Salary and Benefits to the Date of Termination.

4.2.4 Termination For Good Reason. Executive may terminate his employment hereunder for Good Reason. For purposes of this Agreement, “Good Reason” means (i) any change in location of Executive’s office that would require Executive to increase his commute by 60 miles or more, (ii) any assignment to Executive of any duties other than those contemplated by, or any limitation of the powers of Executive in any respect not contemplated by Section 1 hereof, (iii) any removal of Executive from or any failure to re-elect Executive to any of the positions indicated in Section 1 hereof, or (iv) a reduction in Executive’s rate of compensation, or a reduction in Executive’s fringe benefits or any other change in Executive’s duties as set out in Section 1 hereof.

4.2.5 Compensation Upon Without Cause or Good Reason Termination. If the Company terminates Executive’s employment pursuant to Section 4.2.3 without Cause or, except as provided in Section 4.2.4, Executive terminates his employment for Good Reason, Executive shall be entitled to (i) continue to receive Executive’s then-current Salary for the greater of the period of time remaining under the Term of this Agreement or two years (“Severance Salary”) and (ii) any approved but unpaid bonus, if any, with respect to the Current Fiscal Year (“Severance Bonus”). The Severance Salary and Severance Bonus together shall be referred to as the “Severance Payments.”

4.3 Procedure Upon Termination. On termination of employment regardless of the reason, Executive (or his heirs, representatives or estate as the case may be) shall promptly return to the Company all documents (including copies) and other property of the Company, including without limitation, customer lists, manuals, letters, materials, reports, and records in Executive’s possession or control no matter from whom or in what manner acquired.

4.4 Certain Rights. Nothing in this Section 4 is intended to preclude Executive from receiving: (i) any vested or accrued benefits under any Generally Available Benefits which are to be continued or paid after the Date of Termination in accordance with the terms of the corresponding plans for such Generally Available Benefits; and (ii) any indemnification provided to Executive by law or by the Company’s organizational documents in Executive’s capacity as an officer or director of the Company to the extent Executive is otherwise entitled to receive such indemnification under law or the Company’s organizational documents.

5. Covenants.

5.1 Noncompetition and Nonsolicitation. During the period of Executive’s employment with the Company and for the Covenant Period (defined below) Executive shall not, except with the Company’s express prior written consent (which consent must be authorized by the Board), directly or indirectly, in any capacity, perform services for Executive’s benefit or the benefit of any Person:

(a) directly or indirectly (for his own account or for the benefit of any person), as proprietor, partner, member, owner, shareholder, director, officer, executive, employee, agent, creditor, consultant, joint venturer, investor or in any other capacity or manner whatsoever, solicit, divert, accept business from (within the scope of the Restricted Business (defined below)) or otherwise take away, interfere or communicate in any manner that interferes with such Persons relationship with the Company, or its subsidiaries, who or which within the past year has been a customer, prospective customer, agent or vendor of any of the Company, or its subsidiaries or solicit the employment of any person employed by, or a consultant or independent contractor for, any of the Company, or its affiliates; or

(b) own, manage, operate, control, or participate in the ownership, management or control of, or engage in or offer to engage in, directly or indirectly (for his own account or for the benefit of any Person), a Restricted Business (as defined below) as proprietor, partner, member, owner, shareholder (other than ownership of not more than 2% of any class of securities of a publicly traded entity which engages in a Restricted Business, provided such Shareholder does not participate in the management, operation or control of such entity), director, officer, executive, employee, agent, creditor, consultant, joint venturer, investor or in any other capacity or manner whatsoever.

The “Covenant Period” means a period beginning on the date hereof and ending on the date that is two years after the Date of Termination of Executive’s Employment Agreement.

The “Restricted Business” means temporary staffing and workforce management business, as such business exists now or at any time at or prior to Executive’s Date of Termination, and including new areas of business that the Company will have entered into after the date hereof and prior to the Executive’s Date of Termination.

5.2 Scope. If any portion of any covenant in this Section 5 or its application is construed to be invalid, illegal or unenforceable, then the other portions and their application shall not be affected thereby and shall be enforceable without regard thereto. If any of the Covenants is determined to be unenforceable because of its scope, duration, geographical area or similar factor, then the court making such determination shall have the power to reduce or limit such scope, duration, area or other factor, and such Covenant shall then be enforceable in its reduced or limited form.

6. Prior Agreements. Executive represents to the Company (i) that there are no restrictions, agreements or understandings whatsoever to which Executive is a party which would prevent or make unlawful Executive’s execution of this Agreement or Executive’s employment hereunder, (ii) that Executive’s execution of this Agreement and Executive’s employment hereunder shall not constitute a breach of any contract, agreement or understanding, oral or written to which Executive is a party or by which Executive is bound, (iii) that Executive is free and able to execute this Agreement and to enter into employment with the Company and (iv) this Agreement is a valid and binding obligation of Executive, enforceable in accordance with its terms.

7. Miscellaneous.

7.1 Notices. All notices, requests, demands, consents or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if and when (i) delivered personally, (ii) mailed by first class certified mail, return receipt requested, postage prepaid, or (iii) sent by a nationally recognized overnight courier service, postage or delivery charges prepaid, to the parties at their respective addresses set forth on the first page of this Agreement or to such other addresses of which the parties may give notice in accordance with this Section 7.1.

7.2 Entire Understanding; Modification. This Agreement sets forth the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous, written, oral, expressed or implied, communications, agreements and understandings with respect to the subject matter hereof. This Agreement shall not be amended, modified, supplemented or terminated except in writing signed by both parties. No action taken by the Company hereunder, including without limitation, any waiver, consent or approval, shall be effective unless authorized by the Company’s Board.

7.3 Parties in Interest. This Agreement shall inure to the benefit of, bind and be enforceable by Executive and his heirs, personal representatives, estate and beneficiaries, and the Company and its successors and assigns. This Agreement is a personal employment contract of the Company, for Executive’s personal services, and Executive’s rights and duties hereunder shall not be assignable or delegable by Executive. The Company may assign its rights and duties hereunder provided that the assignee is the successor, by operation of law or otherwise, to any or all of the Company’s Businesses, and the nature of Executive’s duties hereunder do not change in any material respect.

7.4 Severability. If any provision of this Agreement is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

7.5 Counterparts. This Agreement may be fully executed in any number of counterparts, each of which when so executed and delivered shall be an original hereof, and it shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart hereof.

7.6 Section Headings; References. Section and subsection headings in this Agreement are inserted for convenience of reference only, and shall neither constitute a part of this Agreement nor affect its construction, interpretation, meaning or effect. All words used in this Agreement shall be construed to be of such number and gender as the context requires or permits.

7.7 Waivers. Neither the failure nor delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall the single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

7.8 Legal Fees. The Company agrees to reimburse Executive for his legal fees and expenses incurred in the preparation and negotiation of this Agreement.

7.9 Controlling Law. This agreement is made under, and shall be governed by, construed and enforced in accordance with, the substantive laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed entirely therein without giving effect to principles of conflicts of laws.

7.10 EXCLUSIVE JURISDICTION. IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES HERETO, EXECUTIVE AND THE COMPANY IRREVOCABLY CONSENT AND AGREE TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN PENNSYLVANIA; AND SERVICE OF PROCESS BY HAND DELIVERY OR BY CERTIFIED MAIL, TO THE ADDRESSES SET FORTH ABOVE FOR EACH PARTY.

7.11 Survival. Sections 4.2.5, 4.3, 4.4, 5 and 7 shall survive and continue in full force in accordance with their terms notwithstanding any termination of the Term.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above written.

CLEARPOINT BUSINESS RESOURCES, INC.

By:
Name:
Title:

EXECUTIVE

Michael D. Traina

ANNEX I

CLEARPOINT BUSINESS RESOURCES, INC.

EMPLOYMENT AGREEMENT

THIS AGREEMENT (this “Agreement”), dated as of                     , 2006 by and between ClearPoint Business Resources, Inc., a Delaware corporation located at 1600 Manor Drive, Suite 110, Chalfont, PA 18914 (the “Company”), and Christopher Ferguson of 2060 Quail Court, Bethlehem, PA 18015 (the “Executive”).

BACKGROUND

The Company desires to employ Executive and Executive desires to be employed by the Company, all upon the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and other good and valuable consideration, intending to be legally bound, the parties to this Agreement hereby agree as follows:

1. Employment and Duties. The Company shall employ Executive, and Executive hereby accepts such employment, as President of the Company during the term of employment set forth in Section 2. Executive shall have responsibility for the day-to-day business and affairs of the Company subject to the direction of the Company’s Board of Directors (the “Board”), and such other responsibilities and duties, consistent with his position and expertise, as may from time to time be reasonably prescribed by the Board. Executive shall devote his full time, energy, skill and best efforts to the business and affairs of the Company and its subsidiaries. Executive agrees to serve and Company agrees to ensure that Executive is elected during the Term (as defined below) as a director of the Company. Without effecting the foregoing, the Company agrees that, with the prior approval of the Board, Executive may also serve as a director of any other company except a competitor of the Company. Executive acknowledges and agrees that he shall observe and comply with all of the Company’s reasonable policies.

2. Term. The term of employment under this Agreement shall be a period commencing on the date hereof and ending on                     , 2009 (“Initial Term”), unless further extended or sooner terminated in accordance with the other provisions hereof (which initial three year period and extended periods described below shall be referred to as the “Term”). On the expiration of the Initial Term and on each anniversary thereafter, the Term shall, subject to the following sentence, be automatically extended for one year. The Company or Executive may elect to terminate any automatic extension of the Term set forth in this Section 2 by giving written notice of such election to the other at least six months prior to any anniversary date.

3. Compensation and Benefits.

3.1 Salary. The Company shall pay to Executive as his compensation for services rendered hereunder a base salary of not less than $300,000 per year (which base salary as increased from time to time pursuant to this Section 3.1 shall be referred to as the “Salary”), payable in accordance with the Company’s normal payroll practices for Executive officers. The Company shall deduct or cause to be deducted from the Salary all taxes and amounts required by law to be withheld. The Salary shall be reviewed by the Board periodically in accordance with the Company’s normal compensation review practices for executive officers; provided that the Salary shall be subject to reasonable review at such times as shall be determined by the Board with such determination being made no less frequently than annually; provided further that such review shall include at a minimum appropriate cost of living increases.

3.2 Benefits. During the Term, subject to the other provisions of this Agreement, Executive shall be entitled to participate and shall be included in any benefit plan of the Company currently available to executive officers (or otherwise approved by the Board) to the extent Executive is eligible under the general provisions thereof (“Generally Available Benefits”). Without limiting the generality of the foregoing, Executive shall be entitled to:

3.2.1 Reimbursement of Expenses. Executive is authorized to incur ordinary, necessary and reasonable expenses in the course of Company’s business. The Company shall reimburse Executive for such expenses upon presentation by the Executive of an itemized account of such expenditures in a manner prescribed by the Company, unless such expenses have been paid directly by the Company. In addition, Executive shall be entitled to be reimbursed for the following: (i) cellular phone expenses; (ii) lease of an automobile (up to $1,000 per month) and all expenses related thereto including fuel, maintenance and insurance; and (iii) supplemental health life or disability related expenses.

3.2.2 Health, Life and Disability. Executive shall be entitled to receive, at the Company’s expense, health insurance which includes coverage for Executive and his immediate family. The Company will maintain for the Term a term life insurance policy in the amount currently in effect, the beneficiary of which will be named by Executive. Executive shall also be entitled to receive long-term disability insurance as provided and paid for by the Company.

3.3 Bonus. Executive shall be entitled to a bonus to be determined by the Board and the Compensation Committee of the Board.

3.4 Options. Board of Directors will consider the issuance of options to Executive under the Company’s Stock Option Plan at least annually.

4. Termination.

4.1 Notice of Termination. Any termination by the Company or by Executive, other than due to Executive’s death, shall be communicated by written Notice of Termination to the other party. As used in this Agreement, (a) “Notice of Termination” means a written notice specifying the termination provision in this Agreement relied upon and (b) “Date of Termination” means the date of death or the date specified in the Notice of Termination, as the case may be.

4.2 Grounds for Termination.

4.2.1 Termination upon Death. Executive’s employment with the Company and all of his rights to Compensation and Benefits hereunder shall automatically terminate upon his death, except that his heirs, personal representatives or estate (as the case may be) shall be entitled to (i) any unpaid portion of his Salary and Benefits up to the Date of Termination and (ii) any approved but unpaid bonus payments, if any, with respect to the Company’s fiscal year in which the Date of Termination occurs (the “Current Fiscal Year”).

4.2.2 Termination upon Disability. If Executive becomes disabled, Executive shall continue to receive all of his Compensation and Benefits in accordance with Section 3 hereunder. Any amounts due to Executive under this Section 4.2.2 shall be reduced, dollar-for-dollar, by any amounts received by Executive under any disability insurance policy or plan provided to Executive by the Company. “Onset of Disability” means the first day on which Executive shall be unable to attend to the regular affairs of the Company on a full time basis by reason of physical or mental incapacity, sickness or infirmity. If Executive’s disability continues for more than 120 days after the Onset of Disability or for periods aggregating more than 120 days during any twelve month period (in either case, “Fully Disabled”), then the Company shall have the right to terminate Executive’s employment upon vote of at least sixty percent (60%) of the Board, excluding Executive, immediately upon Notice of Termination, and all of Executive’s rights to Compensation and Benefits hereunder shall simultaneously terminate, except that Executive shall be entitled to (i) any earned but unpaid portion of his Salary and Benefits up to the Date of Termination and (ii) any approved but unpaid bonus, if any, with respect to the Current Fiscal Year.

4.2.3 Termination by the Company. At any time during the Term, the Company may terminate Executive’s employment hereunder with or without Cause (defined below) upon the vote of at least sixty percent (60%) of the Board, excluding Executive, effective immediately upon Notice of Termination. For purposes of this Agreement, “Cause” shall mean: (i) Executive’s material breach of this Agreement, or (ii) Executive is convicted of a felony or any crime involving fraud, larceny or embezzlement; provided, however, that in the case of conduct described in clause (i) above, such conduct shall not constitute “Cause” for the purposes of this Section 4.2.3 unless (a) the Board shall have given Executive notice setting forth with specificity (1) the conduct deemed to constitute Cause, (2) reasonable action that would remedy the objectionable conduct, and (3) a reasonable time, not less than five days, within which Executive may take such remedial action, and (b) Executive shall not have taken such specified remedial action within such specified reasonable time. Subject to Section 4.2.5 hereof, on termination of this Agreement pursuant to this Section 4.2.3, all of Executive’s right to Compensation and Benefits shall automatically terminate as of the Date of Termination except with respect to any earned but unpaid portion of his Salary and Benefits to the Date of Termination.

4.2.4 Termination For Good Reason. Executive may terminate his employment hereunder for Good Reason. For purposes of this Agreement, “Good Reason” means (i) any change in location of Executive’s office that would require Executive to increase his commute by 60 miles or more, (ii) any assignment to Executive of any duties other than those contemplated by, or any limitation of the powers of Executive in any respect not contemplated by Section 1 hereof, (iii) any removal of Executive from or any failure to re-elect Executive to any of the positions indicated in Section 1 hereof, or (iv) a reduction in Executive’s rate of compensation, or a reduction in Executive’s fringe benefits or any other change in Executive’s duties as set out in Section 1 hereof.

4.2.5 Compensation Upon Without Cause or Good Reason Termination. If the Company terminates Executive’s employment pursuant to Section 4.2.3 without Cause or, except as provided in Section 4.2.4, Executive terminates his employment for Good Reason, Executive shall be entitled to (i) continue to receive Executive’s then-current Salary for the greater of the period of time remaining under the Term of this Agreement or two years (“Severance Salary”) and (ii) any approved but unpaid bonus, if any, with respect to the Current Fiscal Year (“Severance Bonus”). The Severance Salary and Severance Bonus together shall be referred to as the “Severance Payments.”

4.3 Procedure Upon Termination. On termination of employment regardless of the reason, Executive (or his heirs, representatives or estate as the case may be) shall promptly return to the Company all documents (including copies) and other property of the Company, including without limitation, customer lists, manuals, letters, materials, reports, and records in Executive’s possession or control no matter from whom or in what manner acquired.

4.4 Certain Rights. Nothing in this Section 4 is intended to preclude Executive from receiving: (i) any vested or accrued benefits under any Generally Available Benefits which are to be continued or paid after the Date of Termination in accordance with the terms of the corresponding plans for such Generally Available Benefits; and (ii) any indemnification provided to Executive by law or by the Company’s organizational documents in Executive’s capacity as an officer or director of the Company to the extent Executive is otherwise entitled to receive such indemnification under law or the Company’s organizational documents.

5. Covenants.

5.1 Noncompetition and Nonsolicitation. During the period of Executive’s employment with the Company and for the Covenant Period (defined below) Executive shall not, except with the Company’s express prior written consent (which consent must be authorized by the Board), directly or indirectly, in any capacity, perform services for Executive’s benefit or the benefit of any Person:

(a) directly or indirectly (for his own account or for the benefit of any person), as proprietor, partner, member, owner, shareholder, director, officer, executive, employee, agent, creditor, consultant, joint venturer, investor or in any other capacity or manner whatsoever, solicit, divert, accept business from (within the scope of the Restricted Business (defined below)) or otherwise take away, interfere or communicate in any manner that interferes with such Persons relationship with the Company, or its subsidiaries, who or which within the past year has been a customer, prospective customer, agent or vendor of any of the Company, or its subsidiaries or solicit the employment of any person employed by, or a consultant or independent contractor for, any of the Company, or its affiliates; or

(b) own, manage, operate, control, or participate in the ownership, management or control of, or engage in or offer to engage in, directly or indirectly (for his own account or for the benefit of any Person), a Restricted Business (as defined below) as proprietor, partner, member, owner, shareholder (other than ownership of not more than 2% of any class of securities of a publicly traded entity which engages in a Restricted Business, provided such Shareholder does not participate in the management, operation or control of such entity), director, officer, executive, employee, agent, creditor, consultant, joint venturer, investor or in any other capacity or manner whatsoever.

The “Covenant Period” means a period beginning on the date hereof and ending on the date that is two years after the Date of Termination of Executive’s Employment Agreement.

The “Restricted Business” means temporary staffing and workforce management business, as such business exists now or at any time at or prior to Executive’s Date of Termination, and including new areas of business that the Company will have entered into after the date hereof and prior to the Executive’s Date of Termination.

5.2 Scope. If any portion of any covenant in this Section 5 or its application is construed to be invalid, illegal or unenforceable, then the other portions and their application shall not be affected thereby and shall be enforceable without regard thereto. If any of the Covenants is determined to be unenforceable because of its scope, duration, geographical area or similar factor, then the court making such determination shall have the power to reduce or limit such scope, duration, area or other factor, and such Covenant shall then be enforceable in its reduced or limited form.

6. Prior Agreements. Executive represents to the Company (i) that there are no restrictions, agreements or understandings whatsoever to which Executive is a party which would prevent or make unlawful Executive’s execution of this Agreement or Executive’s employment hereunder, (ii) that Executive’s execution of this Agreement and Executive’s employment hereunder shall not constitute a breach of any contract, agreement or understanding, oral or written to which Executive is a party or by which Executive is bound, (iii) that Executive is free and able to execute this Agreement and to enter into employment with the Company and (iv) this Agreement is a valid and binding obligation of Executive, enforceable in accordance with its terms.

7. Miscellaneous.

7.1 Notices. All notices, requests, demands, consents or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if and when (i) delivered personally, (ii) mailed by first class certified mail, return receipt requested, postage prepaid, or (iii) sent by a nationally recognized overnight courier service, postage or delivery charges prepaid, to the parties at their respective addresses set forth on the first page of this Agreement or to such other addresses of which the parties may give notice in accordance with this Section 7.1.

7.2 Entire Understanding; Modification. This Agreement sets forth the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous, written, oral, expressed or implied, communications, agreements and understandings with respect to the subject matter hereof. This Agreement shall not be amended, modified, supplemented or terminated except in writing signed by both parties. No action taken by the Company hereunder, including without limitation, any waiver, consent or approval, shall be effective unless authorized by the Company’s Board.

7.3 Parties in Interest. This Agreement shall inure to the benefit of, bind and be enforceable by Executive and his heirs, personal representatives, estate and beneficiaries, and the Company and its successors and assigns. This Agreement is a personal employment contract of the Company, for Executive’s personal services, and Executive’s rights and duties hereunder shall not be assignable or delegable by Executive. The Company may assign its rights and duties hereunder provided that the assignee is the successor, by operation of law or otherwise, to any or all of the Company’s Businesses, and the nature of Executive’s duties hereunder do not change in any material respect.

7.4 Severability. If any provision of this Agreement is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

7.5 Counterparts. This Agreement may be fully executed in any number of counterparts, each of which when so executed and delivered shall be an original hereof, and it shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart hereof.

7.6 Section Headings; References. Section and subsection headings in this Agreement are inserted for convenience of reference only, and shall neither constitute a part of this Agreement nor affect its construction, interpretation, meaning or effect. All words used in this Agreement shall be construed to be of such number and gender as the context requires or permits.

7.7 Waivers. Neither the failure nor delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall the single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

7.8 Legal Fees. The Company agrees to reimburse Executive for his legal fees and expenses incurred in the preparation and negotiation of this Agreement.

7.9 Controlling Law. This agreement is made under, and shall be governed by, construed and enforced in accordance with, the substantive laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed entirely therein without giving effect to principles of conflicts of laws.

7.10 EXCLUSIVE JURISDICTION. IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES HERETO, EXECUTIVE AND THE COMPANY IRREVOCABLY CONSENT AND AGREE TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN PENNSYLVANIA; AND SERVICE OF PROCESS BY HAND DELIVERY OR BY CERTIFIED MAIL, TO THE ADDRESSES SET FORTH ABOVE FOR EACH PARTY.

7.11 Survival. Sections 4.2.5, 4.3, 4.4, 5 and 7 shall survive and continue in full force in accordance with their terms notwithstanding any termination of the Term.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above written.

CLEARPOINT BUSINESS RESOURCES, INC.

By:
Name:
Title:

EXECUTIVE

Christopher Ferguson

PROXY

Terra Nova Acquisition Corporation

2 Bloor Street West, Suite 3400

Toronto, Ontario, Canada M4W 3E2

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF TERRA NOVA ACQUISITION CORPORATION

The undersigned appoints Vahan Kololian or Jesse Gill, as proxies, and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of Terra Nova Acquisition Corporation (“Terra Nova”) held of record by the undersigned on January 19, 2007, at the Special Meeting of Stockholders to be held on February 12, 2007, or any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. BY EXECUTING THIS PROXY CARD, THE UNDERSIGNED AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION TO ADOPT THE AGREEMENT AND THE PLAN OF MERGER IF THE UNDERSIGNED HAS NOT SPECIFIED HOW HIS, HER OR ITS SHARES SHOULD BE VOTED.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NUMBERS 1, 2, 3, 4 & 5. THE TERRA NOVA BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS SHOWN ON THE REVERSE SIDE.

TERRA NOVA MAY POSTPONE THE SPECIAL MEETING TO SOLICIT ADDITIONAL VOTING INSTRUCTIONS IN THE EVENT THAT A QUORUM IS NOT PRESENT OR UNDER OTHER CIRCUMSTANCES IF DEEMED ADVISABLE BY THE TERRA NOVA BOARD OF DIRECTORS.

(Continued and to be signed on reverse side)

Terra Nova Acquisition Corporation

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NUMBERS 1, 2, 3, 4 & 5. THE TERRA NOVA BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

1. To adopt the Agreement and Plan of Merger among Terra Nova, CPBR Acquisition, Inc., ClearPoint Business Resources, Inc. and the stockholders of ClearPoint Business Resources, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐	If you voted “AGAINST” Proposal Number 1 and you hold shares of Terra Nova common stock issued in the Terra Nova initial public offering, you may exercise your conversion rights and demand that Terra Nova convert your shares of common stock onto a pro rata portion of the trust account by marking the “Exercise Conversion Rights” box below. If you exercise your conversion rights, then you will be exchanging your shares of Terra Nova common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if the merger is completed and you affirmatively vote against the merger and tender your stock certificates to our transfer agent prior to the special meeting. Failure to (a) vote against the adoption of the Agreement and Plan of Merger, (b) check the following box, (c) tender your stock certificates to our transfer agent prior to the special meeting and (d) submit this proxy in a timely manner will result in the loss of your conversion rights.

				I HEREBY EXERCISE MY CONVERSION RIGHTS	☐

2. To approve an amendment to the Certificate of Incorporation of Terra Nova to change the name of Terra Nova from Terra Nova Acquisition Corporation to ClearPoint Business Resources, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To consider and vote upon the approval of an amendment to the Certificate of Incorporation of Terra Nova to increase the number of authorized shares of Terra Nova common stock.	☐	☐	☐

4. To consider and vote upon the approval of an amendment to the Certificate of Incorporation of Terra Nova to remove the preamble and Sections A through D, inclusive, of Article Sixth from the Certificate of Incorporation from and after the closing of the merger, and to redesignate Section E of Article Sixth as Article Sixth.

	☐	☐	☐

5. To approve the Terra Nova 2006 Long-Term Incentive Plan.	☐	☐	☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT			☐

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

Signature	Signature	Date

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation or other entity, sign in full name by an authorized officer or other authorized person.